UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022 – October 31, 2022

Item 1.	Reports to Stockholders.

(a)	Report of Shareholders.

DISCIPLINED GROWTH INVESTORS

2022

DGIFUND

SEMI-ANNUAL REPORT

THIS REPORT CONTAINS A LETTER TO SHAREHOLDERS AND IMPORTANT FINANCIAL INFORMATION ABOUT THE DISCIPLINED GROWTH INVESTORS FUND. THE FUND'S FISCAL YEAR RUNS FROM MAY 1ST THROUGH THE FOLLOWING APRIL 30TH. FINANCIAL REPORTS ARE PREPARED ON A SEMI-ANNUAL AND ANNUAL BASIS. FOR OTHER REPORTS, ARTICLES, AND INFORMATION VISIT WWW.DGIFUND.COM.

PHONE: 855.344.3863 - FAX: 866.205.1499 - PO BOX 275 - DENVER, CO 80201

OCTOBER 31, 2022 / DGINV.COM

SEMI-ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	5
DISCLOSURE OF FUND EXPENSES	7
PORTFOLIO OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	20
STATEMENT OF OPERATIONS	21
STATEMENTS OF CHANGES IN NET ASSETS	22
FINANCIAL HIGHLIGHTS	24
NOTES TO FINANCIAL STATEMENTS	26
ADDITIONAL INFORMATION	33
PRIVACY POLICY	34

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

OCTOBER 31, 2022	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2022 (Unaudited)

Market Commentary

Investors in both stocks and bonds have experienced the most challenging period since the Fund's inception in 2011 (8/12/11). The last six months, 2022 year-to-date, and going back a full twelve months - all have produced negative returns to stocks and bonds for most investors. However, this same period resulted in important developments for investors as well. The two that stand out to us are a change in stock market leadership and bonds now offering sufficient yields for investors for the first time in The DGI Fund's existence.

A change in market leadership often happens through bear markets. Coming into 2022, the leading stocks for three years or more were big tech companies, software-as-a-service companies, and a few select others. Alongside these real businesses with excessive valuations were speculative “assets” like cryptocurrencies and non-fungible tokens (NFTs). We likely do not need to elaborate on the pain experienced by owners of these speculative assets. The real story, to us, is the overvaluation and subsequent sell off in a narrow portion of the market - which could also be framed as a lack of valuation discipline by many investors heading into 2022.

To illustrate, in just the two years of 2020 and 2021, Tesla stock increased 1163.1% and for a time its market value was greater than all other automakers combined, despite having a tiny fraction of market share and realistically being constrained by economics of its industry. Its stock traded at over a hundred times its annual earnings. Alphabet (Google) stock more than doubled in market value in the same two years. Meta (Facebook), Netflix, and Amazon all increased by over 60% in 2020 and 2021.

As a result, holders of these stocks - including index funds - likely outperformed investors with a more reasonable valuation discipline. That lack of valuation discipline inherent in index funds and rampant with many active investors is coming home to roost. In 2022 through October 31, Meta stock is down 72.3%. That means to get back to even, investors who held it at its peak would have to see over a 350% increase. Netflix’ share price has fallen over 50%. Amazon, Google, and Netflix have lost over 1/3 of their market value as well and may shed more yet.

We have not owned any of these stocks in The DGI Fund, something which you may have noticed on both sides of the increase in valuations and this year's sell off.

Not only have these stock prices fallen, but they were the largest holdings for many investors and have “led” the overall market downturn. The leadership in terms of top performers (individual securities) has begun to shift. While the next group of leading stocks will only be truly visible in hindsight, strong hints are emerging. One emerging group of companies are energy producers, particularly natural gas producers. Significant innovation within the industry combined with global events have driven the cost of producing natural gas down and the market price of it up. We believe this is a sustainable development as alternative energy options such as wind and solar, though growing, are still a tiny portion of total energy consumption and have serious constraints around their potential use. Natural gas and liquified natural gas fill a critical part of on-demand and continuous energy needs. Well-managed companies in that industry that continue to innovate stand to produce outsized growth going forward in our estimation.

The DGI Fund currently owns two natural gas producers in Southwestern Energy (SWN) and Coterra Energy (CTRA).

The second important development has been the increase in bond yields. In the short-term view this may seem a euphemistic way to frame a historically rapid increase in interest rates. Yet for the investor, US Treasury Bond yields (10 year treasuries) being above 4% for the first time in over 11 years1 is significant tailwind. Yields on investment-grade corporate bonds of 5-10 year maturities are higher still, in the 5-7% range. Entering 2022, a 10 year loan to the federal government through a treasury bond offered under 1.5% annual interest. This was insufficient to keep pace even with more normal inflation rates of 2-3%. For us in managing The DGI Fund, corporate bond yields of only 2-4% translated to a very expensive allocation of the portfolio away from higher-return stocks for the sake of some income and protection of principal. While we still see the outlook heavily favoring stocks over bonds, we believe the bond portfolio can finally achieve returns of 4-6% annually for the next seven years versus the under 2% returns bonds have produced in the Fund in the past seven years (the largest bond index has produced negative total returns for the seven years ending 10/31/22).

Semi-Annual Report | October 31, 2022	1

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2022 (Unaudited)

Inflation is, of course, a pernicious phenomenon. We believe inflation will come down to more “normal” long-run levels in the 2-3% range. This may take some time, likely beyond just 2023. However, we do not believe inflation above 3% will be a 7-year or longer issue. Ten year corporate bonds do offer the promise of 5%+ yields, however, as a contractual obligation to the bond holder. So, we believe sufficient yields on bonds will outlive high inflation.

To summarize, 2022 has been a challenging year, yet going forward we think the future is now bright. That is not a forecast of next year’s stock market performance or even the next two to three years. It reflects our view that for the first time in years there are many potentially good stocks at attractive valuations and that bonds offer high enough yields to be investible for the first time in over 11 years. We believe the future will be challenging for index investors and index copycats, but can be rewarding for discerning investors who maintain their valuation discipline and hold high-quality, attractively valued companies through the turbulence.

Our view is still that expected returns for the Fund’s stocks greatly exceed the expected returns on bonds, and it is encouraging that the expected returns for both are higher than in recent years. Because of this, as of the end of the period, the Fund’s allocation to stocks and bonds remains similar to recent years, at approximately 70% stocks, 30% bonds and cash.

Fund Fiscal Year Commentary

In the first half of the fiscal year (5/1/22 to 10/31/22), the DGI Fund’s total return was -5.12%. Performance for longer time frames is available in the Performance Update section of this Annual Report.

In the last six months, stocks in the Fund returned -5.37% while bonds returned -4.20%. In this time frame, the average allocation to stocks was 69.35%, and the average allocation to bonds and cash was 30.65%.

Seventeen stocks posted positive total returns while 30 stocks posted negative total returns. The five stocks that made the greatest positive contribution were Super Micro Computer (+1.90% to the Fund’s performance), Plexus (+0.67%), Coterra Energy (+0.31%), Autodesk (+0.27%), and Viasat (+0.18%). The five stocks that detracted the most from the Fund’s total performance were Under Armour (-0.85%), Algin Technology (-0.80%), Akamai Technology (-0.77%), Cognex (-0.59%), and Garmin (-0.48%). Contribution or detraction for each stock is different from that stock’s total performance. It factors the stock’s total performance and the allocation to that individual stock over the course of the first part of the fiscal year.

[1]	Since The DGI Fund's inception (8/12/2011), yields on 10-year US Treasury Notes were below 4% until 10/14/2022.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2022 (Unaudited)

No individual bond holding had an impact on the total Fund’s performance of greater than +0.05% or -0.05%. This reflects our intent with the bond portfolio in the Fund; to avoid security-specific risks by widely diversifying across investment-grade bonds.

Portfolio Activity

In the last six months, we added three new stocks to the Fund’s portfolio; Floor & Décor Holdings, Generac, and Semtech. We added to existing positions on several occasions.

Floor & Décor (FND), a hard surface flooring retailer, serves homeowners, professional installers, and commercial customers with an expansive array of options. It stands out with low pricing and a broad selection of in-stock merchandise, including tile, wood, laminate, natural stone, and decorative materials. Floor & Décor’s 166 stores are known for expert help, free design services, and installation accessories. Our initial purchase is based in our view that FND has a compelling business model & successful expansion, and we believe it will continue making market share gains.

Generac (GNRC) designs and manufactures generators and other power generation solutions for both residential and commercial/industrial end-markets. The company competes effectively on attributes such as a broad dealer network, fuel-efficient products, after-market support, product robustness, product breadth, and control/monitoring systems. We purchased an initial position because we believe the company has a significant opportunity to help solve problems resulting from an increasingly unreliable electricity grid and has a proven, profitable business model.

Semtech (SMTC) designs analog and mixed-signal semiconductor products for consumer, enterprise computing, communications, and industrial equipment manufacturers. Its product expertise revolves around the utilization or enablement of low power. Semtech serves original equipment manufacturers and their suppliers in many markets like automotive, industrial, and broadcasting. We took an initial position because we believe Semtech has a healthy culture of innovation, business lines that are on the cusp of accelerating demand, and an attractive high- margin business model.

We made one complete sale of an equity holding, selling S&P Global (SPGI) which came into the Fund when it acquired a prior holding, IHS Markit. After analyzing S&P Global, we decided to sell the position to fund other investments we believe offer better opportunities.

Sincerely,

Frederick Martin, CFA – Portfolio Manager

Rob Nicoski, CPA* – Portfolio Manager

Nick Hansen, CFA, CAIA – Portfolio Manager

Jason Lima, CFA – Portfolio Manager

*	CPA License Inactive.

Semi-Annual Report | October 31, 2022	3

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2022 (Unaudited)

[1]	Typically bonds with fewer years until maturity will be less price-sensitive to increases in interest rates than bonds with more years until maturity. That means if interest rates rise, you can reasonably expect a bond with more years to maturity to decline more in price than a bond with fewer years until maturity.

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance (for the period ended October 31, 2022)

	6 month	1 Year	3 Year	5 Year	10 Year	Since Inception*
The Disciplined Growth Investors Fund	-5.12%	-18.03%	5.06%	6.97%	8.88%	9.89%
S&P 500® Total Return Index(1)	-5.50%	-14.61%	10.22%	10.44%	12.79%	13.40%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2022	5

The Disciplined Growth Investors Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended October 31, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	39.31%
Consumer Discretionary	12.44%
Energy	6.62%
Industrials	4.42%
Health Care	4.47%
Producer Durables	2.78%
Communications	0.66%
Corporate Bond	24.99%
Government Bond	3.62%
Other Assets in Excess of Liabilities	0.69%

Top Ten Holdings

(as a % of Net Assets)*

Super Micro Computer, Inc.	5.23%
Plexus Corp.	4.01%
Coterra Energy, Inc.	3.38%
Akamai Technologies, Inc.	3.14%
Southwestern Energy Co.	3.06%
Power Integrations, Inc.	3.04%
Microchip Technology, Inc.	3.00%
Gentex Corp.	2.84%
Cognex Corp.	2.51%
Pure Storage, Inc.	2.47%
Top Ten Holdings	32.68%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2022 through October 31, 2022.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expense Ratio(a)	Expenses Paid During period 5/1/2022 - 10/31/2022(b)
Actual	$1,000.00	$948.80	0.78%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2022	7

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (70.71%)
COMMUNICATIONS (0.36%)
Media (0.36%)
Take-Two Interactive Software, Inc. (a)	10,156	$1,203,283

TOTAL COMMUNICATIONS		1,203,283

CONSUMER DISCRETIONARY (10.17%)
Consumer Discretionary Products (5.65%)
Gentex Corp.	359,636	9,526,757
Gentherm, Inc. (a)	43,892	2,564,171
LGI Homes, Inc. (a)	36,077	3,320,888
Under Armour, Inc. , Class A(a)	474,075	3,531,859
		18,943,675

Consumer Discretionary Services (1.67%)
Royal Caribbean Cruises, Ltd. (a)	65,294	3,485,394
Strategic Education, Inc.	30,479	2,103,051
		5,588,445

Retail & Whsle - Discretionary (2.85%)
Floor & Decor Holdings, Inc. , Class A(a)	31,605	2,318,859
Nordstrom, Inc.	78,177	1,590,120
Sleep Number Corp. (a)	96,329	2,672,166
Stitch Fix, Inc. , Class A(a)	60,012	240,048
TJX Cos., Inc.	37,847	2,728,769
		9,549,962

TOTAL CONSUMER DISCRETIONARY		34,082,082

ENERGY (6.62%)
Oil & Gas (6.62%)
Core Laboratories NV	31,556	614,080
Coterra Energy, Inc.	363,956	11,329,950
Southwestern Energy Co. (a)	1,479,705	10,254,356
		22,198,386

TOTAL ENERGY		22,198,386

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
HEALTH CARE (4.47%)
Health Care (4.47%)
Align Technology, Inc. (a)	30,650	$5,955,295
Intuitive Surgical, Inc. (a)	26,769	6,597,755
Myriad Genetics, Inc. (a)	117,097	2,428,592
		14,981,642

TOTAL HEALTH CARE		14,981,642

INDUSTRIALS (11.98%)
Industrial Products (7.36%)
Cognex Corp.	182,083	8,417,697
Generac Holdings, Inc. (a)	14,193	1,645,110
Graco, Inc.	42,976	2,990,270
Proto Labs, Inc. (a)	113,273	4,325,896
Snap-on, Inc.	32,739	7,269,695
		24,648,668
Industrial Services (4.62%)
Alarm.com Holdings, Inc. (a)	129,070	7,594,479
Landstar System, Inc.	37,708	5,890,744
MSC Industrial Direct Co., Inc. , Class A	24,042	1,995,005
		15,480,228

TOTAL INDUSTRIALS		40,128,896

TECHNOLOGY (37.11%)
Software & Tech Services (9.37%)
Akamai Technologies, Inc. (a)	119,128	10,522,576
Autodesk, Inc. (a)	36,359	7,791,734
Intuit, Inc.	18,770	8,024,175
Open Text Corp.	94,795	2,744,315
Paychex, Inc.	19,539	2,311,659
		31,394,459

Semi-Annual Report | October 31, 2022	9

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Tech Hardware & Semiconductors (27.74%)
Arista Networks, Inc. (a)	59,525	$7,194,192
Dolby Laboratories, Inc. , Class A	110,942	7,415,363
Garmin, Ltd.	86,462	7,612,115
InterDigital, Inc.	44,156	2,202,060
IPG Photonics Corp. (a)	14,999	1,284,814
Microchip Technology, Inc.	162,979	10,062,324
Plexus Corp. (a)	136,418	13,423,531
Power Integrations, Inc.	152,710	10,187,284
Pure Storage, Inc. , Class A(a)	268,033	8,271,498
Semtech Corp. (a)	44,544	1,233,423
Super Micro Computer, Inc. (a)	251,897	17,529,512
Viasat, Inc. (a)	160,105	6,557,901
		92,974,017

TOTAL TECHNOLOGY		124,368,476

TOTAL COMMON STOCKS
(Cost $200,922,059)		$236,962,765

	Principal Amount	Value (Note 2)
CORPORATE BONDS (23.44%)
COMMUNICATIONS (1.29%)
Cable & Satellite (0.33%)
Comcast Corp.
4.150% 10/15/2028	$1,168,000	$1,096,748

Entertainment Content (0.31%)
Paramount Global
7.875% 07/30/2030	1,000,000	1,040,580

Wireless Telecommunications Services (0.65%)
AT&T, Inc.
4.350% 03/01/2029	1,151,000	1,070,789
Verizon Communications, Inc.
4.329% 09/21/2028	1,176,000	1,103,613
		2,174,402

TOTAL COMMUNICATIONS		4,311,730

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (2.52%)
Airlines (0.33%)
Southwest Airlines Co.
3.450% 11/16/2027	$1,225,000	$1,100,490

Automobiles Manufacturing (0.30%)
General Motors Co.
5.400% 10/15/2029	1,100,000	1,020,773

Consumer Services (0.33%)
Cintas Corp. No 2
3.700% 04/01/2027	1,167,000	1,101,027

Restaurants (0.63%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	966,000	995,305
Starbucks Corp.
4.000% 11/15/2028	1,190,000	1,104,566
		2,099,871
Retail - Consumer Discretionary (0.93%)
Advance Auto Parts, Inc.
1.750% 10/01/2027	1,238,000	1,011,897
Amazon.com, Inc.
5.200% 12/03/2025	1,035,000	1,050,655
Lowe's Cos., Inc.
3.650% 04/05/2029	1,186,000	1,067,185
		3,129,737

TOTAL CONSUMER DISCRETIONARY		8,451,898

CONSUMER STAPLES (0.96%)
Food & Beverage (0.65%)
Anheuser-Busch InBev Worldwide, Inc.
4.000% 04/13/2028	1,166,000	1,102,712
Tyson Foods, Inc.
3.900% 09/28/2023	1,090,000	1,078,697
		2,181,409

Semi-Annual Report | October 31, 2022	11

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER STAPLES (continued)
Mass Merchants (0.31%)
Costco Wholesale Corp.
1.600% 04/20/2030	$1,280,000	$1,022,749

TOTAL CONSUMER STAPLES		3,204,158

ENERGY (2.53%)
Exploration & Production (0.31%)
ConocoPhillips Co.
3.350% 05/15/2025	1,100,000	1,047,466

Integrated Oils (0.33%)
BP Capital Markets America, Inc.
4.234% 11/06/2028	1,170,000	1,102,454

Pipeline (1.58%)
El Paso Natural Gas Co. LLC
7.500% 11/15/2026	1,000,000	1,059,158
Energy Transfer LP
5.250% 04/15/2029	1,175,000	1,102,348
Enterprise Products Operating LLC
3.125% 07/31/2029	1,216,000	1,046,271
MPLX LP
2.650% 08/15/2030	1,314,000	1,035,896
ONEOK, Inc.
6.875% 09/30/2028	1,047,000	1,038,522
		5,282,195
Refining & Marketing (0.31%)
Phillips 66
2.150% 12/15/2030	1,337,000	1,037,526

TOTAL ENERGY		8,469,641

FINANCIALS (4.71%)
Banks (1.25%)
Regions Financial Corp.
1.800% 08/12/2028	1,344,000	1,093,432
Truist Financial Corp., Series MTN
3.875% 03/19/2029	1,156,000	1,028,151
US Bancorp, Series DMTN
3.000% 07/30/2029	1,217,000	1,028,424

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Banks (continued)
Wachovia Corp.
7.574% 08/01/2026	$980,000	$1,039,090
		4,189,097
Commercial Finance (0.32%)
GATX Corp.
4.700% 04/01/2029	1,172,000	1,080,665

Consumer Finance (0.64%)
American Express Co.
3.300% 05/03/2027	1,157,000	1,048,825
Capital One Financial Corp.
4.200% 10/29/2025	1,150,000	1,092,007
		2,140,832
Diversified Banks (0.93%)
Bank of America Corp., Series L
4.183% 11/25/2027	1,091,000	1,000,255
Citigroup, Inc.
4.125% 07/25/2028	1,216,000	1,095,944
JPMorgan Chase & Co.
4.125% 12/15/2026	1,081,000	1,024,894
		3,121,093
Financial Services (0.63%)
Morgan Stanley
5.000% 11/24/2025	1,030,000	1,028,360
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (b)	1,227,000	1,088,436
		2,116,796
Life Insurance (0.32%)
Principal Financial Group, Inc.
3.100% 11/15/2026	1,181,000	1,074,216

Real Estate (0.62%)
Simon Property Group LP
2.450% 09/13/2029	1,274,000	1,021,583

Semi-Annual Report | October 31, 2022	13

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Real Estate (continued)
Welltower, Inc.
4.125% 03/15/2029	$1,187,000	$1,056,134
		2,077,717

TOTAL FINANCIALS		15,800,416

HEALTH CARE (1.57%)
Health Care Facilities & Services (0.31%)
CVS Health Corp.
3.250% 08/15/2029	1,202,000	1,043,628

Managed Care (0.33%)
Elevance Health, Inc.
3.650% 12/01/2027	1,191,000	1,100,085

Pharmaceuticals (0.93%)
AbbVie, Inc.
4.250% 11/14/2028	1,116,000	1,051,417
Astrazeneca Finance LLC
1.750% 05/28/2028	1,212,000	1,013,222
Bristol-Myers Squibb Co.
6.800% 11/15/2026	1,000,000	1,064,923
		3,129,562

TOTAL HEALTH CARE		5,273,275

INDUSTRIALS (3.00%)
Aerospace & Defense (0.63%)
General Dynamics Corp.
3.500% 05/15/2025	1,100,000	1,066,128
Raytheon Technologies Corp.
7.500% 09/15/2029	955,000	1,053,810
		2,119,938
Engineering & Construction (0.19%)
Fluor Corp.
4.250% 09/15/2028	737,000	644,083

Industrial Other (0.33%)
General Electric Co., Series GMTN
3.100% 01/09/2023	1,100,000	1,096,575

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Railroad (0.64%)
Burlington Northern Santa Fe LLC
3.000%03/15/2023	$2,000	$1,986
CSX Corp.
4.250%03/15/2029	1,108,000	1,038,190
Union Pacific Corp.
3.950%09/10/2028	1,169,000	1,100,836
		2,141,012

Transportation & Logistics (0.60%)
FedEx Corp.
2.400%05/15/2031	1,302,000	1,012,470
United Parcel Service, Inc.
6.200%01/15/2038	935,000	991,475
		2,003,945

Waste & Environment Services & Equipment (0.61%)
Republic Services, Inc.
3.375% 11/15/2027	1,120,000	1,018,477
Waste Management, Inc.
7.000%07/15/2028	938,000	1,015,720
		2,034,197

TOTAL INDUSTRIALS		10,039,750

MATERIALS (0.33%)
Chemicals (0.33%)
DuPont de Nemours, Inc.
4.725% 11/15/2028	1,157,000	1,107,440

TOTAL MATERIALS		1,107,440

TECHNOLOGY (0.32%)
Hardware (0.32%)
Hewlett Packard Enterprise Co.
4.450% 10/02/2023	1,090,000	1,081,566

TOTAL TECHNOLOGY		1,081,566

UTILITIES (6.21%)
Utilities (6.21%)
Ameren Corp.
1.750%03/15/2028	1,237,000	1,013,632

Semi-Annual Report | October 31, 2022	15

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
American Electric Power Co., Inc., Series J
4.300% 12/01/2028	$1,085,000	$1,006,164
Arizona Public Service Co.
2.600%08/15/2029	1,271,000	1,038,640
Black Hills Corp.
3.150%01/15/2027	1,161,000	1,049,132
CenterPoint Energy, Inc.
4.250% 11/01/2028	1,183,000	1,066,474
CMS Energy Corp.
3.450%08/15/2027	1,108,000	1,001,291
Commonwealth Edison Co., Series 122
2.950%08/15/2027	1,200,000	1,082,055
DTE Energy Co.
2.950%03/01/2030	1,321,000	1,098,836
Duke Energy Corp.
3.400%06/15/2029	1,254,000	1,095,345
Eastern Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	926,000	760,498
ITC Holdings Corp.
4.050%07/01/2023	1,100,000	1,085,361
National Rural Utilities Cooperative Finance Corp.
3.400%02/07/2028	1,145,000	1,047,434
NextEra Energy Capital Holdings, Inc.
3.500%04/01/2029	1,190,000	1,052,131
NiSource, Inc.
2.950%09/01/2029	1,307,000	1,092,511
PacifiCorp
5.250%06/15/2035	1,085,000	1,020,125
Public Service Electric and Gas Co.
3.200%05/15/2029	1,235,000	1,096,378
Puget Energy, Inc.
4.100%06/15/2030	1,253,000	1,093,162
Southern Co., Series 21-B
1.750%03/15/2028	1,239,000	1,012,503
WEC Energy Group, Inc.
1.375% 10/15/2027	1,243,000	1,021,954

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
Wisconsin Power and Light Co.
3.050% 10/15/2027	$1,200,000	$1,091,496
		20,825,122

TOTAL UTILITIES		20,825,122

TOTAL CORPORATE BONDS
(Cost $89,206,387)		$78,564,996

FOREIGN CORPORATE BONDS (1.54%)
ENERGY (1.23%)
Exploration & Production (0.30%)
Canadian Natural Resources, Ltd.
3.850%06/01/2027	1,102,000	1,015,295

Integrated Oils (0.31%)
Shell International Finance BV
2.375% 11/07/2029	1,243,000	1,049,028

Pipeline (0.62%)
Enbridge, Inc.
3.700%07/15/2027	1,191,000	1,093,191
TransCanada PipeLines, Ltd.
7.250%08/15/2038	929,000	978,244
		2,071,435

TOTAL ENERGY		4,135,758

FINANCIALS (0.31%)
Diversified Banks (0.31%)
Royal Bank of Canada, Series GMTN
4.650%01/27/2026	1,066,000	1,029,577

TOTAL FINANCIALS		1,029,577

TOTAL FOREIGN CORPORATE BONDS
(Cost $6,048,701)		$5,165,335

GOVERNMENT & AGENCY OBLIGATIONS (3.62%)
U.S. Treasury Bonds
2.500%08/15/2023	160,000	157,300

Semi-Annual Report | October 31, 2022	17

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes
0.125% 12/31/2022	$4,900,000	$4,869,229
0.375% 10/31/2023	1,070,000	1,025,327
1.500% 03/31/2023	5,900,000	5,833,283
2.750% 08/31/2023	240,000	236,503

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $12,252,591)		$12,121,642

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.70%)
MONEY MARKET FUND (0.70%)
First American Treasury Obligations
Fund, 12/31/2049	2.980	%(c)	2,341,988	2,341,988

TOTAL SHORT TERM INVESTMENTS
(Cost $2,341,988)				$2,341,988

TOTAL INVESTMENTS (100.01%)
(Cost $310,771,726)				$335,156,726

Liabilities In Excess Of Other Assets (-0.01%)				(36,021)

NET ASSETS (100.00%)				$335,120,705

(a)	Non-Income Producing Security.

(b)	Floating or variable rate security. The reference rate is described below. The rate in effect as of October 31, 2022 is based on the reference rate plus the displayed spread as of the securities last reset date.

(c)	Represents the 7-day yield.

Common Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2022 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	19

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

October 31, 2022 (Unaudited)

ASSETS
Investments, at value	$335,156,726
Receivable for investments sold	1,317,426
Receivable for shares sold	1,000
Dividends and interest receivable	985,057
Total assets	337,460,209

LIABILITIES
Payable for investments purchased	2,125,746
Payable to adviser	213,758
Total liabilities	2,339,504
NET ASSETS	$335,120,705

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$305,499,035
Distributable Earnings	29,621,670
NET ASSETS	$335,120,705

INVESTMENTS, AT COST	$310,771,726

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$19.39
Shares of beneficial interest outstanding	17,286,905

See Notes to Financial Statements.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Six Months Ended October 31, 2022 (Unaudited)
INVESTMENT INCOME
Dividends	$1,391,635
Foreign taxes withheld	(7,583)
Interest	1,259,426
Total investment income	2,643,478

EXPENSES
Investment advisory fees (Note 6)	1,320,117
Total expenses	1,320,117
NET INVESTMENT INCOME	1,323,361

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(33,176)
Net change in unrealized depreciation on investments	(19,043,978)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(19,077,154)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,753,793)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	21

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$1,323,361	$1,128,119
Net realized gain/(loss)	(33,176)	18,922,462
Net change in unrealized depreciation	(19,043,978)	(64,699,237)
Net decrease in net assets resulting from operations	(17,753,793)	(44,648,656)

DISTRIBUTIONS (Note 3)
From distributable earnings	(1,218,159)	(36,801,592)
Net decrease in net assets from distributions	(1,218,159)	(36,801,592)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	13,420,463	60,892,430
Issued to shareholders in reinvestment of distributions	1,202,216	36,008,172
Cost of shares redeemed	(5,033,296)	(16,396,837)
Net increase from capital share transactions	9,589,383	80,503,765

Net decrease in net assets	(9,382,569)	(946,483)

NET ASSETS
Beginning of period	344,503,274	345,449,757
End of period	$335,120,705	$344,503,274

OTHER INFORMATION
Share Transactions
Issued	691,786	2,611,650
Issued to shareholders in reinvestment of distributions	60,109	1,547,140
Redeemed	(258,370)	(681,946)
Net increase in share transactions	493,525	3,476,844

See Notes to Financial Statements.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

(b)	Not annualized.

(c)	In 2018 the Fund's total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.

(d)	Annualized.

See Notes to Financial Statements.

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights

For a share outstanding during the years presented

For the Six Months Ended October 31, 2022 (Unaudited)		For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
$20.51		$25.94	$19.42	$21.15	$19.12	$18.20

0.08		0.08	0.09	0.18	0.16	0.12
(1.13)		(2.84)	8.83	(1.14)	2.55	1.64
(1.05)		(2.76)	8.92	(0.96)	2.71	1.76

(0.07)		(0.08)	(0.10)	(0.17)	(0.12)	(0.12)
–		(2.59)	(2.30)	(0.60)	(0.56)	(0.72)
(0.07)		(2.67)	(2.40)	(0.77)	(0.68)	(0.84)

(1.12)		(5.43)	6.52	(1.73)	2.03	0.92

$19.39		$20.51	$25.94	$19.42	$21.15	$19.12

(5.12	%)(b)	(11.86%)	47.00%	(4.79%)	14.74%	9.75	%(c)

$335,121		$344,503	$345,450	$226,591	$240,172	$204,068

0.78	%(d)	0.78%	0.78%	0.78%	0.78%	0.78%
0.78	%(d)	0.32%	0.39%	0.86%	0.80%	0.64%

16	%(b)	21%	31%	29%	22%	18%

Semi-Annual Report | October 31, 2022	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2022	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

The following is a summary of each input used to value the Fund as of October 31, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$236,962,765	$–	$–	$236,962,765
Corporate Bonds(a)	–	78,564,996	–	78,564,996
Foreign Corporate Bonds(a)	–	5,165,335	–	5,165,335
Government & Agency Obligations	–	12,121,642	–	12,121,642
Short Term Investments	2,341,988	–	–	2,341,988
TOTAL	$239,304,753	$95,851,973	$–	$335,156,726

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2022, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the six months ended October 31, 2022.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation
(excess of value over tax cost)	$65,502,438
Gross depreciation
(excess of tax cost over value)	(41,117,438)
Net unrealized appreciation	$24,385,000
Cost of investments for income tax purposes	$310,771,726

Semi-Annual Report | October 31, 2022	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$4,688,850	$32,112,742

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2022.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities, and U.S. Government Obligations) during six months ended October 31, 2022, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$60,156,176	$33,330,894

Investment transactions in U.S. Government Obligations during the six months ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$1,334,635	$18,151,398

The cost of purchases in Kind, proceeds from sales in Kind along with there Realized gains/(loss) included in above transactions during the six months ended October 31, 2022 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Disciplined Growth Investors Fund	$2,684,514	$–	$–

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $9,043 for the six months ended October 31, 2022.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Semi-Annual Report | October 31, 2022	31

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2022 (Unaudited)

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2022	33

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2022	35

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

SEMI-ANNUAL REPORT

October 31, 2022

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD FINANCE & BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	6
Emerald Finance & Banking Innovation Fund	10
Disclosure of Fund Expenses	17
Schedule of Investments
Emerald Growth Fund	19
Emerald Insights Fund	21
Emerald Finance & Banking Innovation Fund	23
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets
Emerald Growth Fund	27
Emerald Insights Fund	29
Emerald Finance & Banking Innovation Fund	31
Financial Highlights
Emerald Growth Fund	33
Emerald Insights Fund	37
Emerald Finance & Banking Innovation Fund	41
Notes to Financial Statements	45
Additional Information	52
Privacy Policy	53

Emerald Growth Fund	Manager Commentary

October 31, 2022 (Unaudited)

Dear Shareholder:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the six months ended October 31, 2022, declined by -1.00% trailing the Russell 2000 Growth Index which advanced by 1.02%.

The triple threat of inflation, rising interest rates, and global recession fears continues to weigh heavily on equity returns both domestically and abroad with the S&P 500 falling 5.50% over the trailing six-month period and -17.70% year-to-date and the MSCI All Country World ex-US (U.S. Dollars) declining 14.35% and 23.96% over the respective six-month and year-to-date periods. Negative returns weren’t confined to the equity market, with long-term treasury bonds declining 17.21% for the six-month period and 31.87% year-to-date, while investment grade corporate bonds fell by 7.88% and 19.24% for the respective periods.

The Russell 2000 similarly succumbed to selling pressure, but notably, despite the surge in treasury yields and historic strength in the US Dollar, small capitalization stocks held their own on a relative basis in the face of the broad-based market turmoil. The Russell 2000, which fell 0.20%, outpaced the Russell 1000, which fell 5.73% for the trailing six-month period. The month of October was particularly noteworthy for the Russell 2000 performance, as it marked the fifth time in the last six months that small capitalization outperformed large capitalization stocks, with the Russell 2000 index gaining 11.01% outpacing the Russell 1000, which gained 8.02%. This recent streak of outperformance has pushed small capitalization stocks ahead of large capitalization stocks on a year-to-date basis with the Russell 2000 declining 16.86% and the Russell 1000 declining 18.54%.

Investment Analysis

The market’s persistent consternation over inflation, interest rates and the probability of recession has driven pairwise correlations in small capitalization stocks to the highest levels since May of 2020, according to a November 1, 2022 report from Steve DeSanctis, Equity Strategist at Jefferies, creating a challenging backdrop for fundamental bottom-up stock pickers, like Emerald.

These challenges proved to be a headwind to the Emerald Growth Fund which underperformed the Russell 2000 Growth Index for trailing six-month period ended October as both stock selection and allocation effect weighed on relative performance. At the sector level, stock selection driven relative outperformance within the healthcare, real estate, financials, and technology sectors was more than offset by relative underperformance within the industrials, consumer staples, consumer discretionary, basic materials and telecommunications sectors.

The industrials sector was the largest detractor to return as stock selection within the professional business services, defense, commercial vehicle-equipment, and machinery specialty equipment proved challenging to relative performance. Relative underperformance within the consumer staples, consumer discretionary, basic materials and telecommunication sectors also detracted from return. At the industry level the stock selection related challenges were most acute within the food products, recreational services, specialty retailers, chemicals and telecommunications equipment industries.

Partially offsetting these headwinds was relative outperformance within the healthcare, real estate, financials, and technology sectors. Of these, the healthcare sector was the largest positive contributor to return driven by holdings within the medical equipment and biotechnology industries. Outside of healthcare the portfolio experienced a positive contribution to return from holdings within the real estate, financials, and technology sectors and more specifically positions held within the property and casualty, full line insurance, computer hardware and semiconductor industries.

Exiting October, the Fund held the largest active exposures in the healthcare, financial services and consumer discretionary sectors. Thoughts on those sectors and other notable areas of exposure as of October 31 are highlighted below.

•	The healthcare sector now represents the portfolio’s largest nominal and active exposure. At the industry level, the portfolio currently holds the largest nominal weights within the medical equipment, biotechnology and pharmaceuticals industries, with the largest relative overweight positions falling within the medical equipment and pharmaceutical industries. Emerald remains focused on medical device and diagnostic companies that are profitable and not trading on a revenue multiple. For therapeutics, we are focused on the few companies that are profitable and those with quality assets generating revenue with a view towards profitability.

•	The Fund also ended the period with an overweight position to the financial services sector, comprised of holdings within the bank, full line insurance, investment services, and property and casualty insurance industries. We maintain a positive bias to the regional and community banks as we believe core net interest income to grow by more than 20% year-over-year every quarter through the first half of 2023. Emerald invests in community and regional asset sensitive banks. These banks have a focus on commercial loans and maintain a small branch footprint. We believe this subset of the banking industry will benefit more than the bank universe in general as their net interest margins should outpace the average for the industry as they will benefit to a greater degree from the rising rate environment and higher loan yields, loan growth greater than 8% and rational deposit pricing. However, all eyes will be on deposit levels and deposit

Semi-Annual Report | October 31, 2022	1

Emerald Growth Fund	Manager Commentary

October 31, 2022 (Unaudited)

betas, as well as Accumulated Other Comprehensive Income (AOCI), which reflects the impact of bond losses held in a bank’s securities portfolio. We believe the collective impact of these factors will heavily influence relative stock performance. While we believe there will be credit deterioration amongst the financial technology stocks in the subprime retail lending space, we do not anticipate credit deterioration among the regional and community banks over the next twelve months.

•	The Fund also held an overweight position within the consumer discretionary sector at quarter-end. The overweight is comprised of a diverse subset of holdings within the specialty retail, recreational services, recreational products, restaurants, casinos and gambling, and auto parts industries among others. While the market has become increasingly concerned with the outlook for consumer spending given the step up in inflationary pressures and tightening financial conditions, we continue to believe the consumer in aggregate remains healthy and continue to see select opportunities for those companies offering differentiated products and services the ability to gain market share.

Market Outlook:

The Federal Reserve has continued to raise the Federal Funds rate at a fast and furious pace, with yet another 75bps rate increase announced at the November Federal Reserve Open Market Committee meeting. Although the market continues to wish for kinder gentler Federal Reserve messaging, the outcome has largely been the same. Powell and crew continue to communicate that there is no pause in site and that ongoing increases will be appropriate. With each successive rate hike, the pathway to a soft landing domestically has been narrowing. As a result, domestically, good news has become bad news as this seemingly persistent strength in employment and consumer spending adds fuel to the Federal Reserve’s resolve to push the terminal rate higher. With the Federal Reserve in the driver’s seat, idiosyncratic stock specific behavior has taken a backseat to macroeconomic factors.

Despite these challenges, new market leadership can be born out of bear markets and in this regard, we believe the recent outperformance of small capitalization stocks is a noteworthy standout. The Russell 2000 lagged the Russell 1000 by more than 200 bps over the trailing one-year, more than 460 bps annualized over the trailing 5-year period, and by approximately 272 bps annualized over the trailing 10-year period ended October 31, 2022. As a result of this underperformance, as of October 31, 2022, small capitalization stocks represented less than 4% of the US equity market, a level not witnessed since the 1930’s, outside of the brief March 2020 COVID related market sell-off, according to a recent report from Steve DeSanctis of Jefferies. From a valuation perspective, relative to the S&P 500, according to Furey Research, there has been no other time in history that the Russell 2000 has been as attractive relative to large caps. Exiting the period, the Russell 2000 forward P/E is at 10.8x, the lowest since 1990 and 30% below its long-term average since 1985, according to an October 7, 2022, report from Jill Carey Hall, Equity and Quant Strategist at B of A Securities. Conversely, large capitalization stocks remain the most expensive size segment, trading in-line with the long-term average (since 1985). Further, according to the same report, the relative forward P/E of the Russell 2000 vs. Russell 1000 held at 0.71x, a 30% discount to its average of 1.01x. Notably, this is the lowest this ratio has been since the Tech Bubble. Further, based on the valuation dispersion as of the last day of the period and looking longer-term, as this metric which has historically been more predictive over a ten-year horizon than near term implies approximately 13% annualized returns over the next decade for the Russell 2000 as compared to approximately 10% for the Russell 1000, according to Jill Carey Hall.

Despite the substantial multiple compression already reflected in current valuations, the debate on where corporate earnings will base rages on. While we acknowledge that slowing economic growth will translate to slower earnings growth, we remain firm in our belief that small capitalization earnings should demonstrate a relative resiliency versus their large capitalization peers. Small capitalization stocks are inherently less exposed to international markets and with the persistent strength in the US Dollar, and noteworthy economic pressures in both Europe and China, we continue to believe that small capitalization stocks remain relatively better positioned. In this regard, during the course of the third quarter, within the Russell 2000 Growth benchmark, those companies with foreign sales representing 20% or less of total revenue outperformed the index by 271 bps for the period, according to an October 3, 2022 report from Steve DeSanctis, Equity Strategist at Jefferies.

While the path of corporate earnings will serve as the ultimate arbiter of equity valuations, in the near term the Federal Reserve remains in the driver seat and the path and pace of monetary tightening remains the predominant driver of market direction. As a result, we expect market volatility to remain elevated as the market assessment of the distribution of outcomes for both the path of interest rates and the implications to economic growth evolve. Consequently, as has been the case year-to-date we believe the rolling shifts in sentiment surrounding the path of rate hikes will continue to have an outsized impact on the direction of the equity market and risk assets. In the near-term, seasonality has moved in the favor of improved equity returns. According to Savita Subramanian of B of A Securities, the fourth quarter has seasonally been the strongest quarter (+4.5% on average positive 81% of the time), this is particularly true in midterm years (+7.7% on average, with an 86% positive hit rate). The months of November and December tend to be the seasonally strongest period of the year for small caps both on an absolute basis and relative to large capitalization peers.

Emerald, as always, remains vigilant and focused on utilizing our fundamental bottom-up research process to identify the most attractive growth opportunities within the small capitalization universe.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

October 31, 2022 (Unaudited)

Top Contributors	Top Detractors
Super Micro Computer Inc.	Rapid7 Inc.
Biohaven Pharmaceutical Holding Co.	Varonis Systems Inc.
Palomar Holdings Inc.	SeaWorld Entertainment Inc.
Chart Industries Inc.	Freshpet Inc.
Karuna Therapeutics Inc.	Avient Corporation.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Emerald's Dynamic Barbell approach utilizes Emerald's in-house research team to monitor and dynamically adjust factors such as sizes of companies, sectors and industries and portfolio weightings. Like a barbell, the approach balances offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2022	3

Emerald Growth Fund	Manager Commentary

October 31, 2022 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Chart Industries, Inc.	2.69%
Super Micro Computer, Inc.	2.63%
Simply Good Foods Co.	2.54%
Palomar Holdings, Inc.	2.25%
MACOM Technology Solutions Holdings, Inc.	2.00%
BRP Group, Inc.	1.95%
Everi Holdings, Inc.	1.94%
Merit Medical Systems, Inc.	1.90%
Churchill Downs, Inc.	1.81%
United Therapeutics Corp.	1.75%
Top Ten Holdings	21.46%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Health Care	30.88%
Consumer Discretionary	14.06%
Industrials	13.01%
Technology	11.77%
Financials	11.54%
Energy	7.57%
Consumer Staples	5.20%
Basic Materials	1.48%
Telecommunications	1.19%
Utilities	0.84%
Real Estate	0.69%
Producer Durables	0.13%
Auto & Transportation	0.10%
Cash, Cash Equivalents, & Other Net Assets	1.54%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2022)

	1 Year*	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	-24.83%	6.87%	6.37%	11.64%	10.59%	1.01%	1.01%
Class A (LOAD)	-28.40%	5.16%	5.35%	11.10%	10.41%	1.01%	1.01%
Russell 2000® Growth Index(3)	-26.02%	5.11%	5.17%	10.15%	7.88%
Class C (NAV)	-25.30%	6.20%	5.69%	10.92%	6.22%	1.66%	1.66%
Class C (LOAD)	-25.83%	6.20%	5.69%	10.92%	6.22%	1.66%	1.66%
Russell 2000® Growth Index(3)	-26.02%	5.11%	5.17%	10.15%	7.88%
Investor Class	-24.85%	6.84%	6.34%	11.60%	9.70%	1.06%	1.06%
Russell 2000® Growth Index(3)	-26.02%	5.11%	5.17%	10.15%	7.88%
Institutional Class	-24.60%	7.21%	6.71%	11.99%	12.68%	0.71%	0.71%
Russell 2000® Growth Index(3)	-26.02%	5.11%	5.17%	10.15%	7.88%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.03%, 1.68%, 0.73% and 1.08% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

October 31, 2022 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2022)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2022	5

Emerald Insights Fund	Manager Commentary

October 31, 2022 (Unaudited)

Dear Shareholder:

Investment Results

The performance of the Emerald Insights Fund Class A Shares (without the sales load) for the six months ended October 31, 2022, reflected a return of -12.31%, trailing the Russell 300 Growth Index benchmark return of -7.70% by 461 basis points. Performance was driven by strength in Energy offset by weakness in Technology, Industrials, and Financials.

Investment Analysis

In the early part of the investment period, investors continued to shun risk assets, especially growthier, smaller cap equities, and gravitated towards the perceived safety of mega-cap names which make up a large portion of the Fund’s benchmark index. As the period progressed, a spike in Fed rates and geopolitically induced asset class and equity correlations as well as a drop-off in equity return dispersions made it difficult for most active managers to outperform.

At the stock level, our Dynamic Barbell approach to portfolio construction (where we “balance” offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure) led us to continue underweighting mega-caps and steer more of the Fund’s allocation toward cyclicals and small caps given what we saw as favorable growth and valuation characteristics of those asset classes. This cyclical small cap bias detracted from performance for most of the reporting period given economic and geopolitical concerns. As the reporting period ended, the Fund benefitted from its underweight to a number of large benchmark holdings that saw share price declines.

Market Outlook

Clearly, for the six months ending October 31, 2022, equity market performance has been challenging for both passive and active investors. It’s certainly been hard to add substantial alpha (the excess return of an investment relative to the return of a benchmark index is an investment's alpha) in such a macro driven environment. Unfortunately, we don’t expect the Fed/Macro influences to subside anytime soon. We anticipate more volatility when factoring in Q3/Q4 earnings, which have just recently seen substantial estimate revisions. This does not mean we are negative on the markets, quite the contrary - we are becoming more bullish on the market, especially for small caps. We believe the Fed is reasonably close to pausing its historic liquidity draining policy in the next few months due to data showing inflation moving toward their 2% target, and due to the potential damage to the mechanics of the financial system. While we believe stocks should rebound because of this pause, we still must consider the probability of a recession on asset prices.

At Emerald, our mantra is that earnings growth drives stock prices. Exiting the period, the Fund remains overweight Energy, where earnings growth has been strong and as of the date of this report, is expected to remain so. We expect small cap earnings to outpace large caps in 2022 and 2023 and remain at a discount to their 20-year P/E valuation. Additionally, exiting the period, we believe small-cap valuations remain attractive relative to large caps and tend to outperform in periods where inflation is high and falling - both conditions that are likely to prevail in 2023.

Through all this turmoil, we believe Emerald’s longstanding Dynamic Barbell approach to multi/large-cap active management has shown its mettle by allowing us to deftly and flexibly move in and out of segments of the market with the greatest expected growth in most market environments. Emerald's Dynamic Barbell approach balances offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure Given a potential “rolling recession” scenario, we further believe that Emerald’s Dynamic Barbell approach is even more vital in terms of guiding us to areas of the economy that should still experience growth versus those more impacted by a recessionary environment. We believe our fundamental, bottom-up research model - honed over our company’s more than 30-year history - should give our investors the best opportunity for future performance gains.

Top Contributors	Top Detractors
United Therapeutics Corporation	Microsoft Corporation
Chart Industries, Inc.	Meta Platforms Inc. Class A
TETRA Technologies, Inc.	Silvergate Capital Corp. Class A
Cheniere Energy, Inc.	Petco Health & Wellness Company, Inc. Class A
TJX Companies Inc	Generac Holdings Inc.
WillScot Mobile Mini Holdings Corp. Class A	Alphabet Inc. Class A
Everi Holdings, Inc.	GXO Logistics Inc
Cactus, Inc. Class A	NVIDIA Corporation
Dick's Sporting Goods, Inc.	Babcock & Wilcox Enterprises Inc
Northern Oil and Gas, Inc.	Horizon Therapeutics Public Limited Company

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

October 31, 2022 (Unaudited)

David A. Volpe, CFA Deputy Chief Investment Officer Portfolio Manager	Stephen L. Amsterdam Associate Portfolio Manager	Joseph Hovorka Associate Portfolio Manager

Emerald Mutual Fund Advisers Trust

*	P/E Ratio: The Price/Earnings (P/E) ratio is a valuation metric that assesses how many dollars investors are willing to pay for one dollar of a company’s earnings. It is calculated by dividing a stock’s price by the company’s trailing 12-month earnings per share from continuous operations.

Price/Book Ratio: The price/book (P/B) ratio of a fund is the weighted average of the price/book ratios of all the stocks in a fund's portfolio. Book value is the total assets of a company, less total liabilities (sometimes referred to as carrying value). A company's book value is calculated by dividing the market price of its outstanding stock by the company's book value, and then adjusting for the number of shares outstanding (Stocks with negative book values are excluded from this calculation.).

Price-to-Sales Ratio: The price-to-sales (P/S) ratio is a valuation metric that compares a company’s stock price to its revenues. It is an indicator of the value that financial markets have placed on each dollar of a company’s sales or revenues. The ratio shows how much investors are willing to pay per dollar of sales. It can be calculated either by dividing the company’s market capitalization by its total sales over a designated period or on a per-share basis by dividing the stock price by sales per share.

Price-to-Cash Flow Ratio: The price-to-cash flow (P/CF) ratio is a stock valuation indicator or multiple that measures the value of a stock’s price relative to its operating cash flow per share. The ratio uses operating cash flow (OCF), which adds back non-cash expenses such as depreciation and amortization to net income.

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Semi-Annual Report | October 31, 2022	7

Emerald Insights Fund	Manager Commentary

October 31, 2022 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Apple, Inc.	11.10%
Microsoft Corp.	8.71%
Alphabet, Inc.	3.68%
Amazon.com, Inc.	3.68%
NVIDIA Corp.	3.29%
Chart Industries, Inc.	2.79%
TETRA Technologies, Inc.	2.41%
Visa, Inc.	2.29%
TJX Cos., Inc.	2.18%
Everi Holdings, Inc.	2.17%
Top Ten Holdings	42.30%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	36.29%
Consumer Discretionary	21.59%
Industrials	13.99%
Health Care	12.81%
Energy	8.79%
Financials	1.93%
Basic Materials	1.73%
Consumer Staples	1.15%
Communications	0.93%
Utilities	0.53%
Cash, Cash Equivalents, & Other Net Assets	0.26%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2022)

				Since	Expense Ratio
	1 Year*	3 Year	5 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-30.00%	13.58%	11.65%	9.69%	1.93%	1.36%
Class A (LOAD)	-33.32%	11.74%	10.56%	9.04%	1.93%	1.36%
Russell 3000® Growth Index(3)	-24.67%	11.31%	12.07%	12.81%
Class C (NAV)	-30.44%	12.86%	10.94%	8.96%	2.58%	2.01%
Class C (LOAD)	-31.00%	12.86%	10.94%	8.96%	2.58%	2.01%
Russell 3000® Growth Index(3)	-24.67%	11.31%	12.07%	12.81%
Investor Class	-30.01%	13.52%	11.62%	9.63%	1.99%	1.41%
Russell 3000® Growth Index(3)	-24.67%	11.31%	12.07%	12.81%
Institutional Class	-29.79%	13.93%	11.98%	10.00%	1.62%	1.06%
Russell 3000® Growth Index(3)	-24.67%	11.31%	12.07%	12.81%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

October 31, 2022 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2022)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2022	9

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

Dear Shareholder:

Investment Results

U.S. bank stocks were bifurcated over the six months ended October 31, 2022 with the KBW NASDAQ Bank Index (BKX) down 5.4%)and the KBW NASDAQ Regional Banking Index (KRX) up 10.8%. FinTechs significantly underperformed the broader market over the last six months with the KBW NASDAQ Financial Technology Index (KFTX) down 9.5%. We believe the Fund’s exposure to financial technology and banks providing banking-as-a-service (BaaS) for the fintech and neo bank industries led to the Fund’s underperformance with the Fund’s Class A shares (without sales load) down 25.04% over the last six months.

Investment Analysis

We continued our focus on high growth, tech forward banks with unique niches such as payment processing and BaaS that should perform well in a rising rate environment. We believe that BaaS provides the opportunity to deliver outsized deposit growth in an environment where deposit growth is slowing.

However, many community banks selling banking-as-a-service to fintechs trade at lower valuations compared to the benchmark index, despite the group showing strong profitability metrics.

The BaaS group's median P/TBV ratio was 129.9%, lower than the bank industry P/TBV median of 143.6% as of September 30, according to data compiled by S&P Global Market Intelligence.

BaaS typically refers to chartered banks providing depository, lending or payment services to nonbanks who would not have the authority to provide such services directly to their end customers. In this way, banks offer their specialty in funding, regulatory compliance, and risk management, so that financial technology companies can skip the hassle of building a bank and focus on technology, product development and customer engagement.

Pre-pandemic, shares of banks in BaaS typically traded at around a two-point discount on a price-to-earnings basis to the KBW Nasdaq Regional Banking Index, or KRX. During the pandemic, the relative gap closed, and there was a brief period when BaaS stocks traded at a slight premium to KRX. But since then, BaaS stocks have been back to a discount of about 1 to 1.5 points. For new entrants into Baas, earnings and revenue may not reflect upfront investments, putting downward pressure on valuations.

Not all BaaS models are the same. BaaS profitability metrics are dispersed on a broad spectrum depending on variables such as whether they focus on payment processing, credit cards, being the lender of record or providing federally insured deposits; whether they are native to a BaaS model; and the external competitive dynamics in their niches.

We believe that banking-as-a-service and blockchain-as-a-service banks provide attractive opportunities at current valuations. We believe that community banks that want to sell banking-as-a-service to financial technology companies may find fewer new opportunities from neobanks (neobanks are fintech firms that offer apps, software, and other technologies to streamline mobile and online banking) but more from another fast-growing corner of fintech known as embedded finance. We believe the neobank marketplace will provide community banks seeking fee income, loan and deposit growth with fewer opportunities as fewer scalable partnership opportunities exist.

Unlike neobanks, embedded finance providers do not resemble a digital version of banks. Instead, such providers blend financial services in nonfinancial experiences such as ride-hailing, pet care or food delivery. Retail point-of-sales services can demonstrate how embedded finance applications can work. Typically, consumers do not visit e-commerce websites with the goal of applying for personal loans, but instead encounter financing and payment options designed and provided deliberately in the context of shopping. We continue to believe community banks remain highly interested in the robust profitability metrics of the banking-as-a-service model. According to data compiled by S&P Global Market Intelligence, most of the banks in banking-as-a-service generated a better return on average assets, net interest margin and efficiency ratio in the second quarter compared to industry medians.

We believe there is no shortage of new market opportunities as fintechs reimagine ways to consume financial services in industries such as but not limited to retail, gaming, and healthcare.

Recently, the fast growth of banking-as-a-service has drawn increased regulatory attention, especially on depository products structured upon fintech and bank partnerships.

10	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

In late April, the Consumer Financial Protection Bureau said it would use its dormant legal authority under the Dodd-Frank Act to supervise nonbank financial companies such as fintechs. In May, the Federal Deposit Insurance Corp. approved a final rule to prohibit misrepresentations about the status of FDIC deposit insurance.

For banks, fintechs' advertising and marketing efforts could pose compliance risks, such as the misuse of the FDIC logo. Banks also need to ensure compliance around anti-money laundering when gathering deposits through fintechs. Additionally, we believe the viability of the fintech partner could be another concern since the failure of the fintech may cause damage if the bank relies on those deposits.

The market has witnessed the concern around the viability of fintech partners play out in the blockchain-as-a-service space. As crypto related companies experienced liquidity tightening in over the last six months, banks that are providing blockchain-as-a-service experienced an industry stress test and emerged unblemished. In fact, several reported that the growth of new customers in crypto offset the impact of the unfavorable market shocks.

The market capitalization of the cryptocurrency marketplace declined significantly over the last six months, according to CoinMarketCap.com. The decline came in response to the collapse of the algorithmic stablecoin pair LUNA tokens and TerraUSD in May, which triggered the insolvency of crypto hedge fund Three Arrows Capital Ltd and the bankruptcy of lenders to the hedge fund. As the events unfolded the valuation of community banks providing blockchain-as-a-service plummeted and their stocks underperformed the market, according to data compiled by S&P Global Market Intelligence.

We believe community banks providing blockchain-as-a-service benefit from fee income generated from treasury management services for crypto companies and facilitating payments between fiat currency and crypto. Community banks also grow deposits by providing crypto companies with noninterest-bearing depository accounts. We believe several banks are exploring the potential to add net interest income under the current regulatory framework, by accepting bitcoin or ethereum as collateral for loans but to date only one community bank has done so, and its credit quality remains strong with no charge offs despite the stress experienced in the crypto industry.

While the bank sector has delivered bifurcated returns over the last six months, the Fund’s exposure to banks, exchanges and other financial services companies that are considered part of the distributed ledger technology (DLT), otherwise referred to as “blockchain” ecosystem underperformed the BKX and the KRX. Blockchain-as-a-service banks and block chain focused exchanges and financial services companies tend to trade in sympathy with Bitcoin (BTC). Bitcoin (BTC) was down by about 45.6% over the last six months. Despite the distraction of the crypto currency market, we continue to believe in the adoption of distributed ledger technology (DLT) by the banking and financial services industry.

DLT or Blockchain is simply software that transforms everything from payments transactions to how money is raised in the private market. We believe blockchain technology provides a way for untrusted parties to come to an agreement on the state of a database, without using a middleman. By providing a ledger that nobody administers, a blockchain could provide specific financial services, like payments or securitization, without the need for a centralized entity. Additionally, blockchain allows for the use of tools like smart contracts. Smart contracts allow for self-executing contracts based on the blockchain, which could potentially automate manual processes from compliance and claims processing to the distribution of content from a will.

We believe blockchain technology has an opportunity to disrupt the $7 trillion plus financial services industry by disintermediating the “middleman”. We believe the following “low hanging fruit” are “ripe” for disruption.

Payments: By establishing a decentralized ledger for payments, blockchain technology could facilitate faster payments at lower fees than banks.

Clearance and Settlement Systems: Distributed ledgers can reduce operational costs and bring the industry closer to real-time transactions between financial institutions.

Fundraising: Tokenized Equity Offerings are experimenting with a new model of financing that unbundles access to capital from traditional capital-raising services and firms.

Securities: By tokenizing traditional securities such as stocks, bonds, and alternative assets, and placing them on public blockchains, blockchain technology could create more efficient, interoperable capital markets.

Loans and Credit: By removing the need for gatekeepers in the loan and credit industry, blockchain technology can make it more secure to borrow money and provide lower interest rates.

Semi-Annual Report | October 31, 2022	11

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

Trade Finance: By replacing the paper intensive bills of lading process in the trade finance industry, blockchain technology can create more transparency, security, and trust among trade parties globally.

Customer KYC and Fraud Prevention: By storing customer information on decentralized blocks, blockchain technology can make it easier and safer to share information between financial institutions.

We believe the future of blockchain is near, and banking is not the only industry affected. It remains to be seen to what degree the traditional financial services industry embraces distributed ledger technology. We believe one thing is clear, however: blockchain will indeed transform the industry and it has nothing to do with the price of cryptocurrencies.

Market Outlook

With a more hawkish than expected Fed-led global rate cycle we note the increased likelihood there is no soft landing and stocks overall have suffered over the past six months. Higher rates are having the desired effect on mortgage activity and slowing some other borrowing, but many banks we speak with are still showing some loan growth, margin improvement and strong asset quality metrics. Funding costs will be more of an issue, and the big unknown is how credit metrics may look a year from now as the Fed’s experiment works its way through the economy.

While bank valuations are currently trading at or below PE multiples seen during the Great Recession in 2008-’09, we believe that the banking industry is more resilient today, as in our opinion, bank balance sheets are strong by historic standards. We believe banks with low loan-to-deposit ratios have been hit with adverse Accumulated Other Comprehensive Income (AOCI) trends, as we have previously discussed. However, we believe that banks with an ability and willingness to hold securities will eventually see tangible common equity and tangible book value levels come back when the Fed is no longer raising rates and as securities mature.

As recessionary fears continue, so too does the industry’s M&A drought. Continuing a trend that started six months ago with higher interest rates, there was a substantial lack of M&A due to the pain of interest rate marks, compounded by a drop in acquisition currencies, stock prices, and AOCI marks. Unfortunately, until the Fed stops raising rates, we believe this trend will continue unless the sellers are willing to accept a lower price. Additionally, we would note that economic uncertainty and a steeper path for interest rates increase recession risk and will increase the credit mark too in an M&A transaction, also weighing on the buyer's tangible book value dilution. We would note that we believe this is a temporary slowdown in bank M&A and we believe the trend will remain a major theme for bank investors over the next several years. We remind investors that a minimum of four percent of the publicly traded FDIC insured banks have been acquired per year from 2012 through 2019.

We continue to be investors in asset sensitive technology driven growth banks with branch lite operating models. While the trend of branch closures has slowed recently, we continue to believe in the long-term trend of reducing and rationalizing branch networks will continue. After the COVID-19 pandemic accelerated digital banking, U.S. banks began shuttering branches at a rapid pace, leading to a record number of closures in both 2020 and 2021. While branch closings still outpace openings, the pace of closures has slowed over the last six months.

According to S&P Global, U.S. banks closed more than eight hundred branches each quarter in 2021 for 4,056 closures that year, but 2022 is set to fall short of that record, with just 2,514 closures through September 20.

In the second half of 2022, the ability to maintain the low-cost deposits that have been generated from both the banking-as-a-service and blockchain-as-a-service relationships will be more of a focus by the industry as deposit costs are expected to increase significantly. We believe competition for deposits is building among community and regional banks as the cost of deposits starts to catch up with the aggressive series of Federal Reserve interest rate increases. Year-to-date the increase in industrywide funding costs has been modest, according to S&P Global Market Intelligence data. However, we believe there will be sizable outflows from aggregate savings balances as commercial customers seek higher yields even as online banks raise prices sharply to secure funding.

Despite our expectation for an increased average cost of deposits for the industry in the second half of 2022, we still believe community and regional bank stocks are well positioned given the historically low valuations, expectations for high single digit loan growth for the industry and continued annualized double-digit growth in net interest income.

We believe the Emerald Ten Step Research Process will provide us with the methodology to identify the abovementioned growth opportunities across the banking (79% of the portfolio at period end), finance (92% of the portfolio at period end), and fintech (8% of the portfolio at period end) industries.

12	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

Top Contributors	Top Detractors
COWEN INC (COWN	SILVERGATE CAPITAL CORPORATION (SI)
THE BANCORP INC (TBBK)	FINWISE BANCORP (FINW)
KINSALE CAPITAL GROUP INC (KNSL)	CORE SCIENTIFIC INC (CORZ)
NATIONAL BANK HOLDING (NBHC)	POWER REIT (PW)
COASTAL FINANCIAL CORP (CCB)	GALAXY DIGITAL HOLDINGS LTD (GLXY CN)
PACIFIC PREMIER BANCORP (PPBI)	SIGNATURE BK NEW YORK N Y (SBNY)
TRISURA GROUP LTD (TSU)	GRAYSCALE BITCOIN TRUST btc (GBTC)
PALOMAR HOLDINGS INC (PLMR)	SVB FINL GROUP (SIVB)
LINKBANCORP INC (LNKB)	TRIUMPH BANCORP (TBK)
ESQUIRE FINANCIAL HOLDINGS (ESQ)	LENDINGCLUB CORP (LC)

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Finance & Banking Innovation Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2022	13

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Coastal Financial Corp.	4.94%
Customers Bancorp, Inc.	4.92%
Bancorp, Inc.	4.76%
Finwise Bancorp	4.33%
Triumph Bancorp, Inc.	4.29%
Metropolitan Bank Holding Corp.	4.08%
Silvergate Capital Corp.	3.35%
Live Oak Bancshares, Inc.	3.33%
Western Alliance Bancorp	3.30%
National Bank Holdings Corp.	3.06%
Top Ten Holdings	40.36%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks	64.37%
Banks: Diversified	8.16%
Open End And Misc Investment Vehicles	3.95%
Full Line Insurance	3.68%
Consumer Lending	2.82%
Property And Casualty Insurance	2.34%
Investment Services	2.23%
Software	1.84%
Infrastructure Reits	1.38%
Savings&Loans	1.06%
Banks: Savings, Thrift & Mortgage Lending	1.04%
Closed End Investments	0.83%
Transaction Processing Services	0.79%
Financial Data Providers	0.60%
General Mining	0.17%
Cash, Cash Equivalents, & Other Net Assets	4.74%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October, 31 2022)

					Since	Expense Ratio
	1 Year*	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-57.63%	-6.61%	-5.29%	6.65%	6.64%	1.59%	1.59%
Class A (LOAD)	-59.64%	-8.11%	-6.21%	6.13%	6.44%	1.59%	1.59%
Russell 2000® Index(3)	-18.54%	7.05%	5.56%	9.93%	7.86%
Russell 2000® Financial Services Index(4)	-9.95%	5.78%	4.87%	9.99%	8.19%
Class C (NAV)	-57.91%	-7.20%	-5.91%	5.96%	6.25%	2.24%	2.24%
Class C (LOAD)	-58.27%	-7.20%	-5.91%	5.96%	6.25%	2.24%	2.24%
Russell 2000® Index(3)	-18.54%	7.05%	5.56%	9.93%	7.86%
Russell 2000® Financial Services Index(4)	-9.95%	5.78%	4.87%	9.99%	8.19%
Investor Class	-57.64%	-6.63%	-5.30%	6.64%	6.56%	1.63%	1.63%
Russell 2000® Index(3)	-18.54%	7.05%	5.56%	9.93%	7.86%
Russell 2000® Financial Services Index(4)	-9.95%	5.78%	4.87%	9.99%	8.19%
Institutional Class	-57.48%	-6.27%	-4.95%	7.01%	7.37%	1.28%	1.28%
Russell 2000® Index(3)	-18.54%	7.05%	5.56%	9.93%	7.86%
Russell 2000® Financial Services Index(4)	-9.95%	5.78%	4.87%	9.99%	8.19%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.71%, 2.36%, 1.41% and 1.75% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any

14	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2022	15

Emerald Finance & Banking Innovation Fund	Manager Commentary

October 31, 2022 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2022)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

16	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2022 through October 31, 2002.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Expense Ratio(a)	Expense Paid During Period 5/01/22 - 10/31/22(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$990.00	1.13%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	1.13%	$5.75
Class C
Actual	$1,000.00	$987.30	1.79%	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$991.50	0.82%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	0.82%	$4.18
Investor Class
Actual	$1,000.00	$989.90	1.17%	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	1.17%	$5.96

Semi-Annual Report | October 31, 2022	17

Emerald Funds	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Expense Ratio(a)	Expense Paid During Period 5/01/22 - 10/31/22(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$876.90	1.35%	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Class C
Actual	$1,000.00	$874.30	2.00%	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Institutional Class
Actual	$1,000.00	$878.20	1.05%	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
Investor Class
Actual	$1,000.00	$876.70	1.40%	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12

Emerald Finance & Banking Innovation Fund
Class A
Actual	$1,000.00	$748.40	1.68%	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	1.68%	$8.54
Class C
Actual	$1,000.00	$746.10	2.33%	$10.25
Hypothetical (5% return before expenses)	$1,000.00	$1,013.46	2.33%	$11.82
Institutional Class
Actual	$1,000.00	$749.60	1.38%	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.38%	$7.02
Investor Class
Actual	$1,000.00	$748.30	1.72%	$7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	1.72%	$8.74

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

October 31, 2022 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 98.46%
Basic Materials: 1.48%
70,053	Avient Corp.	$2,416,128
276,028	Carpenter Technology Corp.	10,323,447
		12,739,575

Consumer Discretionary: 14.06%
89,623	Arhaus, Inc.(a)	746,560
118,266	BJ's Restaurants, Inc.(a)	3,885,038
75,017	Churchill Downs, Inc.	15,596,785
223,194	Chuy's Holdings, Inc.(a)	6,539,584
877,715	Everi Holdings, Inc.(a)	16,659,031
35,104	Five Below, Inc.(a)	5,137,471
126,115	Jack in the Box, Inc.	11,127,127
75,965	Lindblad Expeditions Holdings, Inc.(a)	637,346
341,977	National Vision Holdings, Inc.(a)	12,666,828
493,720	Noodles & Co.(a)	2,873,450
97,629	Petco Health & Wellness Company(a)	1,028,033
161,698	Planet Fitness, Inc., Class A(a)	10,587,985
415,410	PlayAGS, Inc.(a)	2,791,555
345,639	Portillo's, Inc.(a)	7,410,500
86,783	SeaWorld Entertainment, Inc.(a)	5,047,299
29,771	Sun Country Airlines Holdings, Inc.(a)	484,672
96,545	Visteon Corp.(a)	12,596,226
159,054	YETI Holdings, Inc.(a)	5,102,452
		120,917,942

Consumer Staples: 5.20%
87,288	Celsius Holdings, Inc.(a)	7,950,191
204,871	Freshpet, Inc.(a)	12,077,145
571,169	Simply Good Foods Co.(a)	21,875,773
33,434	Utz Brands, Inc.	541,965
481,891	Zevia PBC, Class A(a)	2,260,069
		44,705,143

Energy: 7.57%
84,146	Ameresco, Inc., Class A(a)	5,089,150
246,714	Cactus, Inc.	12,760,048
90,473	ChampionX Corp.	2,589,337
289,376	Excelerate Energy, Inc.	7,992,565
163,330	Matador Resources Co.	10,853,279
260,169	Northern Oil and Gas, Inc.	8,882,170
506,163	ProFrac Holding Corp.(a)	11,090,032
1,176,312	TETRA Technologies, Inc.(a)	5,810,981
		65,067,562

Financial Services: 11.54%
14,700	Bancorp, Inc.(a)	405,426
592,679	BRP Group, Inc., Class A(a)	16,802,450
74,467	CNB Financial Corp.	1,892,951
145,027	Customers Bancorp, Inc.(a)	4,885,960
73,689	Enterprise Financial Services Corp.	3,940,151
83,227	Houlihan Lokey, Inc.	7,433,836
19,240	Metropolitan Bank Holding Corp.(a)	1,269,840
Shares		Value (Note 2)
Financial Services (continued)
153,281	Mid Penn Bancorp, Inc.	$5,239,145
347,535	Moelis & Co., Class A	14,756,336
381,252	Pacific Premier Bancorp, Inc.	13,881,385
217,213	Palomar Holdings, Inc.(a)	19,323,268
45,470	Silvergate Capital Corp., Class A(a)	2,580,877
58,357	Terreno Realty Corp.	3,334,519
263,213	Trinity Capital, Inc.	3,137,499
7,318	Triumph Bancorp, Inc.(a)	376,877
		99,260,520

Health Care: 30.89%
93,043	908 Devices, Inc.(a)	1,487,758
550,841	ACADIA Pharmaceuticals, Inc.(a)	8,829,981
413,257	AdaptHealth Corp.(a)	9,422,260
95,141	Alkermes PLC(a)	2,159,701
320,071	Amylyx Pharmaceuticals, Inc.(a)	11,416,933
173,047	ANI Pharmaceuticals, Inc.(a)	6,677,884
89,617	Arvinas, Inc.(a)	4,454,861
214,814	AtriCure, Inc.(a)	9,047,966
142,054	Blueprint Medicines Corp.(a)	7,364,079
109,228	Certara, Inc.(a)	1,335,858
363,752	Collegium Pharmaceutical, Inc.(a)	6,525,711
156,420	Cutera, Inc.(a)	7,190,627
168,309	Cytokinetics, Inc.(a)	7,348,371
837,489	DocGo, Inc.(a)	8,291,141
522,621	Gossamer Bio, Inc.(a)	5,801,093
141,151	Haemonetics Corp.(a)	11,990,777
373,411	Imago Biosciences, Inc.(a)	6,347,987
30,233	Integer Holdings Corp.(a)	1,884,423
374,756	IVERIC bio, Inc.(a)	8,964,164
51,488	Karuna Therapeutics, Inc.(a)	11,293,378
178,972	Lantheus Holdings, Inc.(a)	13,242,138
391,987	MannKind Corp.(a)	1,324,916
237,409	Merit Medical Systems, Inc.(a)	16,326,617
141,943	NeoGenomics, Inc.(a)	1,079,477
507,564	Ocular Therapeutix, Inc.(a)	1,832,306
215,107	Pacira BioSciences, Inc.(a)	11,133,938
138,863	Privia Health Group, Inc.(a)	4,649,133
273,505	Reata Pharmaceuticals, Inc., Class A(a)	8,806,861
508,167	Replimune Group, Inc.(a)	9,329,946
376,035	SeaSpine Holdings Corp.(a)	2,417,905
156,314	Supernus Pharmaceuticals, Inc.(a)	5,356,881
126,789	Tandem Diabetes Care, Inc.(a)	7,119,202
460,443	Thorne HealthTech, Inc.(a)	2,237,753
233,791	TransMedics Group, Inc.(a)	11,273,402
494,048	Treace Medical Concepts, Inc.(a)	12,094,295
110,987	Ultragenyx Pharmaceutical, Inc.(a)	4,490,534
65,246	United Therapeutics Corp.(a)	15,041,160
		265,591,417

Industrials: 13.10%
19,030	AAR Corp.(a)	843,410
89,710	Altra Industrial Motion Corp.	5,395,159

Semi-Annual Report | October 31, 2022	19

Emerald Growth Fund	Schedule of Investments

October 31, 2022 (Unaudited)

Shares		Value (Note 2)
Industrials (continued)
546,868	Babcock & Wilcox Enterprises, Inc.(a)	$2,493,718
103,627	Chart Industries, Inc.(a)	23,096,386
114,861	Exponent, Inc.	10,941,659
31,039	First Advantage Corp.(a)	436,098
93,759	Forward Air Corp.	9,926,265
4,585	Herc Holdings, Inc.	539,242
25,830	HireRight Holdings Corp.(a)	347,672
791,929	Kratos Defense & Security Solutions, Inc.(a)	8,774,573
216,538	Montrose Environmental Group, Inc.(a)	9,480,034
89,751	NV5 Global, Inc.(a)	13,009,407
192,964	Shift4 Payments, Inc.(a)	8,870,555
35,396	Tetra Tech, Inc.	5,000,747
17,352	Trex Co., Inc.(a)	834,458
195,198	TriNet Group, Inc.(a)	12,683,966
		112,673,349

Real Estate: 0.69%
1,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	27,180
66,884	Ryman Hospitality Properties, Inc.	5,947,325
		5,974,505

Technology: 11.77%
7,967	Ambarella, Inc.(a)	436,034
88,058	Coherent, Inc.(a)	2,959,629
144,426	Credo Technology Group Holding, Ltd.(a)	1,984,413
115,275	Jamf Holding Corp.(a)	2,728,559
297,862	MACOM Technology Solutions Holdings, Inc.(a)	17,237,274
298,242	Model N, Inc.(a)	11,333,196
146,651	PDF Solutions, Inc.(a)	3,458,031
180,383	Perficient, Inc.(a)	12,080,250
207,095	Rapid7, Inc.(a)	9,375,191
271,032	SkyWater Technology, Inc.(a)	2,198,070
325,070	Super Micro Computer, Inc.(a)	22,621,621
89,774	Tenable Holdings, Inc.(a)	3,648,415
415,238	Varonis Systems, Inc.(a)	11,115,921
		101,176,604

Telecommunications: 1.19%
92,579	Cogent Communications Holdings, Inc.	4,861,323
354,738	Viavi Solutions, Inc.(a)	5,356,544
		10,217,867

Utilities: 0.97%
426,569	Aris Water Solution, Inc.	7,264,470
Shares		Value (Note 2)
Utilities (continued)
27,500	Evoqua Water Technologies Corp.(a)	$1,077,450
		8,341,920

	Total Common Stocks
	(Cost $618,249,216)	846,666,404

SHORT-TERM INVESTMENTS: 1.42%
12,176,411	First American Government Obligations Fund 2.921% (12/31/49)	12,176,411

	Total Short-Term Investments
	(Cost $12,176,411)	12,176,411

Total Investments: 99.88%
(Cost $630,425,627)		858,842,815

Other Assets In Excess Of Liabilities: 0.12%		1,032,407
Net Assets: 100.00%		$859,875,222

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

October 31, 2022 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.73%
Basic Materials: 1.73%
4,147	MP Materials Corp.(a)	$124,576
4,339	Scotts Miracle-Gro Co.	199,204
		323,780

Communications: 0.93%
930	Meta Platforms, Inc., Class A(a)	86,639
299	Netflix, Inc.(a)	87,272
		173,911

Consumer Discretionary: 21.59%
6,705	Amazon.com, Inc.(a)	686,860
24	AutoZone, Inc.(a)	60,789
1,344	Churchill Downs, Inc.	279,431
17,484	Cinemark Holdings, Inc.(a)	185,505
293	Costco Wholesale Corp.	146,940
2,255	Dick's Sporting Goods, Inc.	256,529
21,321	Everi Holdings, Inc.(a)	404,673
418	Home Depot, Inc.	123,782
1,758	Hyatt Hotels Corp., Class A(a)	165,621
307	Lululemon Athletica, Inc.(a)	101,015
24,335	Petco Health & Wellness Company(a)	256,248
22,742	PlayAGS, Inc.(a)	152,826
3,376	SeaWorld Entertainment, Inc.(a)	196,348
7,394	Sun Country Airlines Holdings, Inc.(a)	120,374
1,901	Take-Two Interactive Software, Inc.(a)	225,231
1,145	Tesla, Inc.(a)	260,533
5,656	TJX Cos., Inc.	407,798
		4,030,503

Consumer Staples: 1.15%
991	CVS Health Corp.	93,848
2,049	Freshpet, Inc.(a)	120,788
		214,636

Energy: 8.79%
4,163	Cactus, Inc.	215,311
1,986	Cheniere Energy, Inc.	350,350
7,381	Excelerate Energy, Inc.	203,863
6,756	Northern Oil and Gas, Inc.	230,650
2,649	PDC Energy, Inc.	191,099
90,982	TETRA Technologies, Inc.(a)	449,451
		1,640,724

Financial Services: 1.93%
1,117	Euronet Worldwide, Inc.(a)	93,839
285	S&P Global, Inc.	91,556
3,069	Silvergate Capital Corp., Class A(a)	174,197
		359,592

Health Care: 12.81%
2,262	Abbott Laboratories	223,802
9,029	ACADIA Pharmaceuticals, Inc.(a)	144,735
Shares		Value (Note 2)
Health Care (continued)
3,204	ANI Pharmaceuticals, Inc.(a)	$123,642
16,705	DocGo, Inc.(a)	165,380
275	Eli Lilly & Co.	99,575
2,723	Horizon Therapeutics PLC(a)	169,697
3,117	Integer Holdings Corp.(a)	194,283
2,203	Merit Medical Systems, Inc.(a)	151,500
3,043	Reata Pharmaceuticals, Inc., Class A(a)	97,985
2,469	Sarepta Therapeutics, Inc.(a)	281,515
2,007	Ultragenyx Pharmaceutical, Inc.(a)	81,203
1,575	United Therapeutics Corp.(a)	363,085
529	UnitedHealth Group, Inc.	293,674
		2,390,076

Industrials: 13.99%
47,571	Babcock & Wilcox Enterprises, Inc.(a)	216,924
2,337	Chart Industries, Inc.(a)	520,870
2,737	Crown Holdings, Inc.	187,731
8,456	First Advantage Corp.(a)	118,807
1,177	Generac Holdings, Inc.(a)	136,426
9,513	GXO Logistics, Inc.(a)	347,605
21,532	Kratos Defense & Security Solutions, Inc.(a)	238,575
1,109	MasTec, Inc.(a)	85,482
2,059	Visa, Inc., Class A	426,542
7,808	WillScot Mobile Mini Holdings Corp.(a)	332,074
		2,611,036

Technology: 36.28%
7,268	Alphabet, Inc., Class A(a)	686,899
2,564	Alteryx, Inc., Class A(a)	124,944
13,513	Apple, Inc.	2,072,083
1,155	Cadence Design Systems, Inc.(a)	174,855
3,487	Coherent, Inc.(a)	117,198
1,706	Crowdstrike Holdings, Inc., Class A(a)	275,007
6,596	Ebix, Inc.	130,535
175	Intuit, Inc.	74,813
3,392	Marvell Technology, Inc.	134,595
3,227	Match Group, Inc.(a)	139,406
7,003	Microsoft Corp.	1,625,606
485	Mongodb Inc(a)	88,770
4,552	NVIDIA Corp.	614,383
1,213	Palo Alto Networks, Inc.(a)	208,139
5,071	Pure Storage, Inc., Class A(a)	156,491
2,124	Super Micro Computer, Inc.(a)	147,809
		6,771,533

Utilities: 0.53%
5,842	Aris Water Solution, Inc.	99,489

	Total Common Stocks
	(Cost $15,493,136)	18,615,280

Semi-Annual Report | October 31, 2022	21

Emerald Insights Fund	Schedule of Investments

October 31, 2022 (Unaudited)

Shares	Value (Note 2)
Utilities (continued)
SHORT-TERM INVESTMENTS: 0.91%
169,411	First American Government Obligations Fund 2.921% (12/31/49)	$169,411

Total Short-Term Investments
(Cost $169,411)	169,411

Total Investments: 100.64%
(Cost $15,662,547)	18,784,691

Liabilities In Excess Of Other Assets: (0.64)%	(120,015)
Net Assets: 100.00%	$18,664,676

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Schedule of Investments

October 31, 2022 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 92.78%
Basic Materials: 0.17%
General Mining: 0.17%
1,316,448	Tokens.com Corp.(a)	$180,353

Computer Services: 0.75%
Software: 0.75%
226,445	Cleanspark, Inc.(a)	788,029

Financial Services: 88.61%
Asset Managers And Custodians: 0.43%
38,160	Trinity Capital, Inc.	454,867

Banks: 74.64%
62,003	Axos Financial, Inc.(a)	2,415,637
180,728	Bancorp, Inc.(a)	4,984,478
32,033	Bank of America Corp.(a)	1,348,589
44,246	Byline Bancorp, Inc.	1,022,968
13,544	Capital Bancorp, Inc.	334,266
79,499	CNB Financial Corp.	2,020,865
110,840	Coastal Financial Corp.(a)	5,167,361
116,842	Community Heritage Financial, Inc.	2,404,608
24,740	ConnectOne Bancorp, Inc.	619,737
152,899	Customers Bancorp, Inc.(a)	5,151,167
17,640	Esquire Financial Holdings, Inc.	796,975
495,675	Finwise Bancorp(a)	4,525,513
33,310	First BanCorp	525,965
40,740	First Financial Bankshares, Inc.	1,568,083
15,513	First Foundation, Inc.	247,588
23,555	First Republic Bank	2,828,956
18,040	Five Star Bancorp	523,340
32,190	Heritage Financial Corp.	1,084,481
11,369	HV Bancorp, Inc.(a)	292,297
260,000	LINKBANCORP, Inc.	2,103,400
107,294	Live Oak Bancshares, Inc.	3,483,836
53	Mechanics Bank/Walnut Creek CA	1,325,000
64,755	Metropolitan Bank Holding Corp.(a)	4,273,830
22,300	MVB Financial Corp.	552,148
73,048	National Bank Holdings Corp.	3,200,963
39,510	New York Community Bancorp, Inc.	367,838
2,806	OFG Bancorp	78,231
63,910	Pacific Premier Bancorp, Inc.	2,326,963
9,469	Pathward Financial, Inc.	397,982
11,920	Pinnacle Financial Partners, Inc.	989,241
142,380	Primis Financial Corp.	1,835,278
35,580	Seacoast Banking Corp. of Florida	1,099,422
32,928	ServisFirst Bancshares, Inc.	2,480,466
13,265	Signature Bank	2,102,901
61,799	Silvergate Capital Corp., Class A(a)	3,507,711
87,250	Triumph Bancorp, Inc.(a)	4,493,375
28,725	Washington Federal, Inc.	1,111,658
19,470	Webster Financial Corp.	1,056,442
Shares		Value (Note 2)
Banks (continued)
51,340	Western Alliance Bancorp	$3,448,508
		78,098,067

Closed End Investments: 0.83%
53,970	Newtek Business Services Corp.	868,377

Consumer Lending: 2.82%
266,150	LendingClub Corp.(a)	2,831,836
20,978	SoFi Technologies, Inc.(a)	114,120
		2,945,956

Financial Data Providers: 0.60%
772,040	Banxa Holdings, Inc.(a)	626,109

Full Line Insurance: 3.68%
98,840	Eastern Bankshares, Inc.	1,894,763
66,960	Trisura Group, Ltd.(a)	1,954,562
		3,849,325

Investment Services: 2.23%
37,105	Bakkt Holdings, Inc.(a)	79,034
2,340	Coinbase Global, Inc., Class A(a)	155,025
1,450	Intercontinental Exchange, Inc.	138,576
17,520	Marathon Digital Holdings, Inc.(a)	229,687
10,623	OTC Markets Group, Inc.	594,888
164,901	Riot Blockchain, Inc.(a)	1,136,168
		2,333,378

Open End And Misc Investment Vehicles: 1.04%
108,569	Blue Owl Capital, Inc.	1,087,862

Property And Casualty Insurance: 2.34%
6,153	Kinsale Capital Group, Inc.	1,939,241
5,700	Palomar Holdings, Inc.(a)	507,072
		2,446,313

Industrials: 0.78%
Transaction Processing Services: 0.78%
1,810	Block, Inc., Class A(a)	108,727
2,159	PayPal Holdings, Inc.(a)	180,449
11,467	Shift4 Payments, Inc.(a)	527,138
		816,314

Real Estate: 1.38%
Infrastructure Reits: 1.38%
164,638	Power REIT(a)	1,440,582

Technology: 1.09%
Software: 1.09%
57,515	Ebix, Inc.	1,138,222

	Total Common Stocks
	(Cost $93,292,128)	97,073,754

Semi-Annual Report | October 31, 2022	23

Emerald Finance & Banking Innovation Fund	Schedule of Investments

October 31, 2022 (Unaudited)

Shares		Value (Note 2)
Software (continued)
MUTUAL FUNDS: 2.47%
Financial Services: 2.47%
Open End And Misc Investment Vehicles: 2.47%
215,470	Grayscale Bitcoin Trust BTC(a)	$2,585,640

	Total Mutual Funds
	(Cost $4,968,603)	2,585,640

RIGHTS: 0.00%
93,600	Terawulf, Inc., Strike Price $0.01, Expiration Date 0(b)	$0

	Total Rights
	(Cost $0)	0

WARRANTS: 0.01%
62,749	Paysafe, Ltd., Strike Price $11.50, Expiration Date 0	9,343

	Total Warrants
	(Cost $211,219)	9,343

SHORT-TERM INVESTMENTS: 3.66%
	First American Government Obligations Fund
3,834,946	2.921% (12/31/2049)	3,834,946

	Total Short-Term Investments
	(Cost $3,834,946)	3,834,946

Total Investments: 98.92%
(Cost $102,306,896)		103,503,683

Other Assets In Excess Of Liabilities: 1.08%		1,125,213
Net Assets: 100.00%		$104,628,896

(a)	Non-income producing security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

October 31, 2022

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
ASSETS:
Investments, at value	$858,842,815	$18,784,691	$103,503,683
Receivable for investments sold	8,524,970	110,894	1,076,457
Receivable for shares sold	443,641	10,028	6,986
Receivable due from advisor	–	–	767,069
Receivable due from affiliate (Note 7)	–	–	72,432
Interest and dividends receivable	181,997	2,903	35,187
Other assets	18,825	38,440	351,036
Total Assets	868,012,248	18,946,956	105,812,850
LIABILITIES:
Payable for investments purchased	6,801,239	240,663	–
Payable for shares redeemed	589,501	–	207,359
Investment advisory fees payable	285,903	3,435	88,555
Payable to fund accounting and administration	75,932	12,831	–
Payable for distribution and service fees	164,964	6,233	72,050
Payable for trustee fees and expenses	21,148	–	–
Payable for transfer agency fees	45,766	6,908	26,773
Payable for chief compliance officer fee	4,402	–	1,244
Payable for principal financial officer fee	1,186	18	307
Payable for professional fees	54,450	3,050	4,020
Tax liability (Note 7)	–	–	767,069
Accrued expenses and other liabilities	92,535	9,142	16,577
Total Liabilities	8,137,026	282,280	1,183,954
NET ASSETS	$859,875,222	$18,664,676	$104,628,896
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$643,130,814	$17,645,290	$169,478,889
Total distributable earnings	216,744,408	1,019,386	(64,849,993)
NET ASSETS	$859,875,222	$18,664,676	$104,628,896
INVESTMENTS, AT COST	$630,425,627	$15,662,548	$102,306,896
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$21.30	$12.73	$23.94
Net Assets	$88,653,583	$13,955,657	$29,844,413
Shares of beneficial interest outstanding	4,161,754	1,096,381	1,246,549
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$22.36	$13.36	$25.14
Class C: (a)
Net Asset Value, offering and redemption price per share	$15.64	$11.72	$19.57
Net Assets	$9,218,035	$66,706	$8,422,040
Shares of beneficial interest outstanding	589,558	5,694	430,364
Institutional Class:
Net Asset Value, offering and redemption price per share	$22.97	$13.17	$25.02
Net Assets	$687,598,047	$3,918,264	$53,810,627
Shares of beneficial interest outstanding	29,934,128	297,532	2,150,775
Investor Class:
Net Asset Value, offering and redemption price per share	$21.12	$12.63	$22.47
Net Assets	$74,405,557	$724,049	$12,551,816
Shares of beneficial interest outstanding	3,523,379	57,345	558,632

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements

Semi-Annual Report | October 31, 2022	25

Emerald Funds	Statements of Operations

For Six Months Ended October 31, 2022 (Unaudited)

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
INVESTMENT INCOME:
Dividends	$2,474,755	$50,892	$689,425
Foreign taxes withheld	–	–	1,416
Total Investment Income	2,474,755	50,892	690,841

EXPENSES:
Investment advisory fee (Note 6)	2,721,399	74,561	618,570
Administration fee	244,933	14,056	43,115
Custodian fee	68,649	2,810	15,260
Professional fees	46,282	9,945	17,565
Transfer agent fee	105,441	19,253	67,604
Delegated transfer agent equivalent services fees
Class A	1,361	24	1,704
Class C	672	–	266
Institutional Class	563	–	2,237
Investor Class	339	–	–
Trustee fees and expenses	41,106	754	7,010
Registration/filing fees	34,522	18,848	36,129
Reports to shareholder and printing fees	50,130	2,311	9,950
Distribution and service fees
Class A	185,289	25,965	60,788
Class C	48,399	523	49,535
Institutional Class	170,935	1,038	16,702
Investor Class	148,280	1,581	29,619
Chief compliance officer fee	32,630	564	5,539
Principal financial officer fee	7,243	131	1,228
Other	23,876	4,435	9,248
Total expenses before waiver	3,932,049	176,799	992,069
Less fees waived/reimbursed by investment advisor (Note 6)	–	(48,349)	–
Total Net Expenses	3,932,049	128,450	992,069
NET INVESTMENT INCOME/(LOSS):	(1,457,294)	(77,558)	(301,228)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss	(3,630,221)	(1,148,772)	(26,247,307)
Net realized gain on foreign currency transactions	–	–	11
Net change in foreign currency transactions	–	–	(18,347)
Net change in unrealized depreciation	(7,532,007)	(1,402,139)	(12,723,942)
NET REALIZED AND UNREALIZED LOSS	(11,162,228)	(2,550,911)	(38,989,585)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,619,522)	$(2,628,469)	$(39,290,813)

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS:
Net investment loss	$(1,457,294)	$(1,935,386)
Net realized gain/(loss)	(3,630,221)	95,344,691
Net change in unrealized depreciation	(7,532,007)	(418,750,378)
Net decrease in net assets resulting from operations	(12,619,522)	(325,341,073)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(8,293,933)	(23,904,012)
Class C	(989,129)	(3,479,389)
Institutional Class	(51,089,283)	(178,975,365)
Investor Class	(5,970,084)	(15,399,326)
Net decrease in net assets from distributions	(66,342,429)	(221,758,092)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	5,231,955	20,191,882
Issued to shareholders in reinvestment of distributions	7,737,114	22,113,206
Cost of shares redeemed	(31,633,790)	(32,742,489)
Net increase/(decrease) from share transactions	(18,664,721)	9,562,599
Class C
Proceeds from sale of shares	15,375	316,410
Issued to shareholders in reinvestment of distributions	929,042	3,348,849
Cost of shares redeemed	(2,161,099)	(6,820,334)
Net decrease from share transactions	(1,216,682)	(3,155,075)
Institutional Class
Proceeds from sale of shares	78,357,969	195,678,848
Issued to shareholders in reinvestment of distributions	44,782,452	158,489,487
Cost of shares redeemed	(107,661,529)	(556,769,026)
Net increase/(decrease) from share transactions	15,478,892	(202,600,691)
Investor Class
Proceeds from sale of shares	16,553,990	34,586,631
Issued to shareholders in reinvestment of distributions	1,401,007	4,618,024
Cost of shares redeemed	(14,717,468)	(25,770,258)
Net increase from share transactions	3,237,529	13,434,397
Net decrease in net assets	$(80,126,933)	$(729,857,935)
NET ASSETS:
Beginning of year	940,002,155	1,669,860,090
End of year	$859,875,222	$940,002,155

Semi-Annual Report | October 31, 2022	27

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	241,980	684,027
Distributions reinvested	346,800	795,438
Redeemed	(1,510,482)	(1,034,418)
Net increase/(decrease) in shares outstanding	(921,702)	445,047
Class C
Sold	955	13,236
Distributions reinvested	56,683	158,939
Redeemed	(132,420)	(279,539)
Net decrease in shares outstanding	(74,782)	(107,364)
Institutional Class
Sold	3,379,105	5,988,600
Distributions reinvested	1,862,831	5,329,169
Redeemed	(4,749,541)	(17,774,501)
Net increase/(decrease) in shares outstanding	492,395	(6,456,732)
Investor Class
Sold	773,360	1,194,440
Distributions reinvested	63,337	167,380
Redeemed	(689,839)	(850,121)
Net increase in shares outstanding	146,858	511,699

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS:
Net investment loss	$(77,558)	$(201,454)
Net realized gain/(loss)	(1,148,772)	1,494,489
Net change in unrealized depreciation	(1,402,139)	(4,303,855)
Net decrease in net assets resulting from operations	(2,628,469)	(3,010,820)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(685,859)	(2,504,146)
Class C	(4,516)	(32,544)
Institutional Class	(184,623)	(604,189)
Investor Class	(35,572)	(122,300)
Net decrease in net assets from distributions	(910,570)	(3,263,179)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	992,876	2,327,320
Issued to shareholders in reinvestment of distributions	684,529	2,497,342
Cost of shares redeemed	(579,571)	(2,196,743)
Net increase from share transactions	1,097,834	2,627,919
Class C
Proceeds from sale of shares	–	20,300
Issued to shareholders in reinvestment of distributions	4,152	30,932
Cost of shares redeemed	(101,847)	(50,562)
Net increase/(decrease) from share transactions	(97,695)	670
Institutional Class
Proceeds from sale of shares	285,574	1,740,617
Issued to shareholders in reinvestment of distributions	184,623	604,183
Cost of shares redeemed	(163,404)	(413,500)
Net increase from share transactions	306,793	1,931,300
Investor Class
Proceeds from sale of shares	330,676	462,152
Issued to shareholders in reinvestment of distributions	29,579	120,559
Cost of shares redeemed	(194,445)	(297,384)
Net increase from share transactions	165,810	285,327
Net decrease in net assets	$(2,066,297)	$(1,428,783)
NET ASSETS:
Beginning of year	20,730,973	22,159,756
End of year	$18,664,676	$20,730,973

Semi-Annual Report | October 31, 2022	29

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	70,878	124,550
Distributions reinvested	46,982	140,695
Redeemed	(44,712)	(115,084)
Net increase in shares outstanding	73,148	150,161
Class C
Sold	–	1,041
Distributions reinvested	309	1,875
Redeemed	(7,873)	(2,602)
Net increase/(decrease) in shares outstanding	(7,564)	314
Institutional Class
Sold	19,818	90,128
Distributions reinvested	12,259	33,033
Redeemed	(11,986)	(22,713)
Net increase in shares outstanding	20,091	100,448
Investor Class
Sold	23,671	22,270
Distributions reinvested	2,047	6,841
Redeemed	(14,139)	(15,130)
Net increase in shares outstanding	11,579	13,981

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Finance
& Banking Innovation Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS:
Net investment income/(loss)	$(301,228)	$4,385,718
Net realized loss	(26,247,307)	(21,209,704)
Net realized gain on foreign currency transactions	11	20,480
Net change in unrealized depreciation	(12,723,942)	(67,610,909)
Net change in foreign currency transactions	(18,347)	(2,378)
Net decrease in net assets resulting from operations	(39,290,813)	(84,416,793)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From return of capital
Class A	–	(1,176,630)
Class C	–	(368,003)
Institutional Class	–	(2,052,634)
Investor Class	–	(837,189)
Total distributable earnings
Class A	–	(6,656,984)
Class C	–	(2,082,039)
Institutional Class	–	(11,613,121)
Investor Class	–	(4,736,535)
Net decrease in net assets from distributions	–	(29,523,135)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	1,269,132	20,893,694
Issued to shareholders in reinvestment of distributions	–	6,492,436
Cost of shares redeemed	(4,099,378)	(23,635,651)
Net increase/(decrease) from share transactions	(2,830,246)	3,750,479
Class C
Proceeds from sale of shares	64,821	2,898,795
Issued to shareholders in reinvestment of distributions	–	2,208,485
Cost of shares redeemed	(1,164,844)	(6,619,462)
Net decrease from share transactions	(1,100,023)	(1,512,182)
Institutional Class
Proceeds from sale of shares	8,007,068	69,535,231
Issued to shareholders in reinvestment of distributions	–	12,582,299
Cost of shares redeemed	(19,541,004)	(75,313,683)
Net increase/(decrease) from share transactions	(11,533,936)	6,803,847
Investor Class
Proceeds from sale of shares	387,414	65,750,525
Issued to shareholders in reinvestment of distributions	–	5,226,660
Cost of shares redeemed	(2,127,988)	(62,093,741)
Net increase/(decrease) from share transactions	(1,740,574)	8,883,444
Net decrease in net assets	$(56,495,592)	$(96,014,340)
NET ASSETS:
Beginning of year	161,124,488	257,138,828
End of year	$104,628,896	$161,124,488

Semi-Annual Report | October 31, 2022	31

Emerald Finance
& Banking Innovation Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	46,272	378,407
Distributions reinvested	–	137,931
Redeemed	(157,907)	(492,199)
Net increase/(decrease) in shares outstanding	(111,635)	24,139
Class C
Sold	2,808	64,998
Distributions reinvested	–	57,051
Redeemed	(52,737)	(159,539)
Net decrease in shares outstanding	(49,929)	(37,490)
Institutional Class
Sold	285,824	1,375,123
Distributions reinvested	–	256,573
Redeemed	(717,458)	(1,569,146)
Net increase/(decrease) in shares outstanding	(431,634)	62,550
Investor Class
Sold	15,551	1,144,497
Distributions reinvested	–	118,278
Redeemed	(85,718)	(1,272,787)
Net decrease in shares outstanding	(70,167)	(10,012)

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.23		$36.29	$23.06	$26.00	$25.99	$21.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.12)	(0.22)	(0.16)	(0.13)	(0.16)
Net realized and unrealized gain/(loss) on investments	(0.09)		(7.38)	16.30	(2.40)	2.61	4.32
Total from Investment Operations	(0.15)		(7.50)	16.08	(2.56)	2.48	4.16

LESS DISTRIBUTIONS:
From capital gains	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
Tax return of capital	–		–	–	–	–	–
Total Distributions	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.93)		(13.06)	13.23	(2.94)	0.01	4.16
NET ASSET VALUE, END OF PERIOD	$21.30		$23.23	$36.29	$23.06	$26.00	$25.99

TOTAL RETURN(b)	(1.00	)%(c)	(23.19)%	70.77%	(10.00)%	11.79%	19.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$88,654		$118,082	$168,322	$134,755	$188,883	$239,316
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.56	)%(d)	(0.39)%	(0.72)%	(0.64)%	(0.50)%	(0.64)%
Operating expenses excluding reimbursement/waiver	1.13	%(d)	1.03%	1.01%	1.02%	1.01%	1.03%
Operating expenses including reimbursement/waiver	1.13	%(d)	1.03%	1.01%	1.02%	1.01%	1.03%
PORTFOLIO TURNOVER RATE	27	%(c)	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	33

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$17.56		$29.09	$18.97	$21.59	$22.18	$18.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)		(0.26)	(0.35)	(0.27)	(0.26)	(0.27)
Net realized and unrealized gain/(loss) on investments	(0.04)		(5.71)	13.32	(1.97)	2.14	3.70
Total from Investment Operations	(0.14)		(5.97)	12.97	(2.24)	1.88	3.43

LESS DISTRIBUTIONS:
From capital gains	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
Tax return of capital	–		–	–	–	–	–
Total Distributions	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.92)		(11.53)	10.12	(2.62)	(0.59)	3.43
NET ASSET VALUE, END OF PERIOD	$15.64		$17.56	$29.09	$18.97	$21.59	$22.18

TOTAL RETURN(b)	(1.27	)%(c)	(23.71)%	69.60%	(10.57)%	11.08%	18.29%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$9,218		$11,668	$22,447	$17,434	$29,975	$33,197
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.21	)%(d)	(1.02)%	(1.37)%	(1.29)%	(1.15)%	(1.30)%
Operating expenses excluding reimbursement/waiver	1.79	%(d)	1.68%	1.66%	1.68%	1.66%	1.68%
Operating expenses including reimbursement/waiver	1.79	%(d)	1.68%	1.66%	1.68%	1.66%	1.68%
PORTFOLIO TURNOVER RATE	27	%(c)	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$24.88		$38.32	$24.18	$27.16	$26.94	$22.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.03)		(0.02)	(0.13)	(0.08)	(0.05)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.10)		(7.86)	17.12	(2.52)	2.74	4.47
Total from Investment Operations	(0.13)		(7.88)	16.99	(2.60)	2.69	4.38

LESS DISTRIBUTIONS:
From capital gains	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
Tax return of capital	–		–	–	–	–	–
Total Distributions	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.91)		(13.44)	14.14	(2.98)	0.22	4.38
NET ASSET VALUE, END OF PERIOD	$22.97		$24.88	$38.32	$24.18	$27.16	$26.94

TOTAL RETURN	(0.85	)%(b)	(22.94)%	71.27%	(9.72)%	12.17%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$687,598		$732,429	$1,375,765	$863,360	$1,050,538	$839,076
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.26	)%(c)	0.06%	(0.41)%	(0.32)%	(0.18)%	(0.33)%
Operating expenses excluding reimbursement/waiver	0.82	%(c)	0.72%	0.70%	0.70%	0.69%	0.72%
Operating expenses including reimbursement/waiver	0.82	%(c)	0.72%	0.70%	0.70%	0.69%	0.72%
PORTFOLIO TURNOVER RATE	27	%(b)	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	35

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.05		$36.07	$22.94	$25.88	$25.88	$21.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.14)	(0.23)	(0.17)	(0.14)	(0.17)
Net realized and unrealized gain/(loss) on investments	(0.08)		(7.32)	16.21	(2.39)	2.61	4.30
Total from Investment Operations	(0.15)		(7.46)	15.98	(2.56)	2.47	4.13

LESS DISTRIBUTIONS:
From capital gains	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
Tax return of capital	–		–	–	–	–	–
Total Distributions	(1.78)		(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.93)		(13.02)	13.13	(2.94)	0.00	4.13
NET ASSET VALUE, END OF PERIOD	$21.12		$23.05	$36.07	$22.94	$25.88	$25.88

TOTAL RETURN	(1.01	)%(b)	(23.22)%	70.71%	(10.05)%	11.81%	18.99%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$74,406		$77,823	$103,326	$80,740	$104,403	$107,629
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.61	)%(c)	(0.44)%	(0.75)%	(0.68)%	(0.53)%	(0.68)%
Operating expenses excluding reimbursement/waiver	1.17	%(c)	1.07%	1.05%	1.06%	1.04%	1.07%
Operating expenses including reimbursement/waiver	1.17	%(c)	1.07%	1.05%	1.06%	1.04%	1.07%
PORTFOLIO TURNOVER RATE	27	%(b)	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$15.16		$20.18	$12.13	$11.51	$13.09	$11.33
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.18)	(0.14)	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain/(loss) on investments	(1.72)		(1.98)	9.80	0.72	1.04	1.83
Total from Investment Operations	(1.78)		(2.16)	9.66	0.62	0.95	1.76

LESS DISTRIBUTIONS:
From capital gains	(0.65)		(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(0.65)		(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.43)		(5.02)	8.05	0.62	(1.58)	1.76
NET ASSET VALUE, END OF PERIOD	$12.73		$15.16	$20.18	$12.13	$11.51	$13.09

TOTAL RETURN(c)	(12.31	%)(d)	(12.78%)	82.17%	5.43%	11.53%	15.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$13,956		$15,516	$17,618	$10,174	$9,397	$9,321
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.84	%)(e)	(0.92%)	(0.86%)	(0.83%)	(0.71%)	(0.58%)
Operating expenses excluding reimbursement/waiver	1.84	%(e)	1.73%	1.92%	2.25%	2.18%	2.10%
Operating expenses including reimbursement/waiver	1.35	%(e)	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	32	%(d)	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Total return does not reflect the effect of sales charges.

(d)	Not Annualized.

(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	37

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$14.05		$19.02	$11.57	$11.04	$12.75	$11.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)		(0.28)	(0.24)	(0.16)	(0.16)	(0.15)
Net realized and unrealized gain/(loss) on investments	(1.59)		(1.83)	9.30	0.69	0.98	1.79
Total from Investment Operations	(1.68)		(2.11)	9.06	0.53	0.82	1.64

LESS DISTRIBUTIONS:
From capital gains	(0.65)		(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(0.65)		(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.33)		(4.97)	7.45	0.53	(1.71)	1.64
NET ASSET VALUE, END OF PERIOD	$11.72		$14.05	$19.02	$11.57	$11.04	$12.75

TOTAL RETURN(c)	(12.57	%)(d)	(13.32%)	80.92%	4.84%	10.75%	14.76%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$67		$186	$246	$138	$141	$129
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.43	%)(e)	(1.58%)	(1.51%)	(1.48%)	(1.36%)	(1.24%)
Operating expenses excluding reimbursement/waiver	2.49	%(e)	2.38%	2.57%	2.90%	2.84%	2.75%
Operating expenses including reimbursement/waiver	2.00	%(e)	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	32	%(d)	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Total return does not reflect the effect of sales charges.

(d)	Not Annualized.

(e)	Annualized.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$15.64		$20.67	$12.37	$11.69	$13.22	$11.41
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)		(0.12)	(0.10)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	(1.78)		(2.05)	10.01	0.74	1.05	1.85
Total from Investment Operations	(1.82)		(2.17)	9.91	0.68	1.00	1.81

LESS DISTRIBUTIONS:
From capital gains	(0.65)		(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(0.65)		(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.47)		(5.03)	8.30	0.68	(1.53)	1.81
NET ASSET VALUE, END OF PERIOD	$13.17		$15.64	$20.67	$12.37	$11.69	$13.22

TOTAL RETURN	(12.18	%)(c)	(12.51%)	82.62%	5.85%	11.81%	15.86%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,918		$4,340	$3,658	$1,462	$1,383	$1,228
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.54	%)(d)	(0.62%)	(0.57%)	(0.53%)	(0.41%)	(0.29%)
Operating expenses excluding reimbursement/waiver	1.54	%(d)	1.42%	1.60%	1.93%	1.87%	1.77%
Operating expenses including reimbursement/waiver	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	32	%(c)	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	39

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$15.05		$20.06	$12.07	$11.45	$13.05	$11.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.18)	(0.15)	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain/(loss) on investments	(1.71)		(1.97)	9.75	0.71	1.03	1.84
Total from Investment Operations	(1.77)		(2.15)	9.60	0.62	0.93	1.76

LESS DISTRIBUTIONS:
From capital gains	(0.65)		(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(0.65)		(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.42)		(5.01)	7.99	0.62	(1.60)	1.76
NET ASSET VALUE, END OF PERIOD	$12.63		$15.05	$20.06	$12.07	$11.45	$13.05

TOTAL RETURN	(12.33	%)(c)	(12.80%)	82.08%	5.45%	11.41%	15.59%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$724		$689	$638	$274	$174	$126
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.90	%)(d)	(0.97%)	(0.91%)	(0.82%)	(0.77%)	(0.65%)
Operating expenses excluding reimbursement/waiver	1.89	%(d)	1.71%	1.86%	2.17%	2.08%	2.07%
Operating expenses including reimbursement/waiver	1.40	%(d)	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	32	%(c)	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Finance
& Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$31.99		$51.56	$22.89	$32.71	$46.01	$41.61
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.08)		0.84	0.06	(0.03)	(0.24)	(0.29)
Net realized and unrealized gain/(loss) on investments	(7.97)		(14.81)	28.61	(9.79)	(5.35)	5.98
Total from Investment Operations	(8.05)		(13.97)	28.67	(9.82)	(5.59)	5.69

LESS DISTRIBUTIONS:
From investment income	–		(3.37)	–	–	–	–
From capital gains	–		(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	–		(0.86)	–	–	–	–
Total Distributions	–		(5.60)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(8.05)		(19.57)	28.67	(9.82)	(13.30)	4.40
NET ASSET VALUE, END OF PERIOD	$23.94		$31.99	$51.56	$22.89	$32.71	$46.01

TOTAL RETURN(b)	(25.16	)%(c)	(30.58)%	125.21%	(30.02)%	(10.65)%	13.59%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$29,844		$43,448	$68,778	$37,933	$87,267	$172,338
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.59	)%(d)	1.70%	0.18%	(0.10)%	(0.58)%	(0.65)%
Operating expenses excluding reimbursement/waiver	1.68	%(d)	1.78%	1.53%	1.48%	1.42%	1.41%
Operating expenses including reimbursement/waiver	1.68	%(d)	1.48%	1.53%	1.48%	1.42%	1.41%
PORTFOLIO TURNOVER RATE	28	%(c)	94%	171%	46%	55%	62%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	41

Emerald Finance
& Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$26.23		$43.35	$19.38	$27.87	$40.83	$37.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.13)		0.40	(0.11)	(0.20)	(0.44)	(0.51)
Net realized and unrealized gain/(loss) on investments	(6.53)		(12.11)	24.08	(8.29)	(4.81)	5.34
Total from Investment Operations	(6.66)		(11.71)	23.97	(8.49)	(5.25)	4.83

LESS DISTRIBUTIONS:
From investment income	–		(3.27)	–	–	–	–
From capital gains	–		(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	–		(0.77)	–	–	–	–
Total Distributions	–		(5.41)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.66)		(17.12)	23.97	(8.49)	(12.96)	3.54
NET ASSET VALUE, END OF PERIOD	$19.57		$26.23	$43.35	$19.38	$27.87	$40.83

TOTAL RETURN(b)	(25.39	)%(c)	(31.05)%	123.68%	(30.46)%	(11.21)%	12.85%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$8,422		$12,600	$22,447	$16,804	$50,079	$78,988
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(1.23	)%(d)	0.98%	(0.40)%	(0.73)%	(1.23)%	(1.30)%
Operating expenses excluding reimbursement/waiver	2.33	%(d)	2.43%	2.18%	2.13%	2.07%	2.06%
Operating expenses including reimbursement/waiver	2.33	%(d)	2.13%	2.18%	2.13%	2.07%	2.06%
PORTFOLIO TURNOVER RATE	28	%(c)	94%	171%	46%	55%	62%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Finance
& Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$33.38		$53.48	$23.67	$33.70	$46.95	$42.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.04)		1.00	0.14	0.09	(0.09)	(0.15)
Net realized and unrealized gain/(loss) on investments	(8.32)		(15.39)	29.67	(10.12)	(5.45)	6.09
Total from Investment Operations	(8.36)		(14.39)	29.81	(10.03)	(5.54)	5.94

LESS DISTRIBUTIONS:
From investment income	–		(3.53)	–	–	–	–
From capital gains	–		(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	–		(0.81)	–	–	–	–
Total Distributions	–		(5.71)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(8.36)		(20.10)	29.81	(10.03)	(13.25)	4.65
NET ASSET VALUE, END OF PERIOD	$25.02		$33.38	$53.48	$23.67	$33.70	$46.95

TOTAL RETURN	(25.04	)%(b)	(30.32)%	125.94%	(29.76)%	(10.30)%	13.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$53,811		$86,196	$134,767	$67,358	$162,910	$221,638
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.28	)%(c)	1.95%	0.39%	0.28%	(0.23)%	(0.34)%
Operating expenses excluding reimbursement/waiver	1.38	%(c)	1.44%	1.18%	1.13%	1.06%	1.09%
Operating expenses including reimbursement/waiver	1.38	%(c)	1.13%	1.18%	1.13%	1.06%	1.09%
PORTFOLIO TURNOVER RATE	28	%(b)	94%	171%	46%	55%	62%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	43

Emerald Finance
& Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$30.03		$48.76	$21.66	$30.96	$44.05	$39.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.08)		0.73	0.03	(0.04)	(0.23)	(0.25)
Net realized and unrealized gain/(loss) on investments	(7.48)		(13.85)	27.07	(9.26)	(5.15)	5.73
Total from Investment Operations	(7.56)		(13.12)	27.10	(9.30)	(5.38)	5.48

LESS DISTRIBUTIONS:
From investment income	–		(3.10)	–	–	–	–
From capital gains	–		(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	–		(1.14)	–	–	–	–
Total Distributions	–		(5.61)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(7.56)		(18.73)	27.10	(9.30)	(13.09)	4.19
NET ASSET VALUE, END OF PERIOD	$22.47		$30.03	$48.76	$21.66	$30.96	$44.05

TOTAL RETURN	(25.17	)%(b)	(30.60)%	125.07%	(30.04)%	(10.64)%	13.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$12,552		$18,881	$31,147	$15,472	$41,410	$71,236
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.63	)%(c)	1.53%	0.11%	(0.12)%	(0.60)%	(0.60)%
Operating expenses excluding reimbursement/waiver	1.72	%(c)	1.81%	1.56%	1.51%	1.43%	1.37%
Operating expenses including reimbursement/waiver	1.72	%(c)	1.51%	1.56%	1.51%	1.43%	1.37%
PORTFOLIO TURNOVER RATE	28	%(b)	94%	171%	46%	55%	62%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

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Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (formerly known as "Emerald Banking and Finance Fund") (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Finance  & Banking Innovation Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

Semi-Annual Report | October 31, 2022	45

Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of October 31, 2022:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$846,666,404	$–	$–	$846,666,404
Short-Term Investments	12,176,411	–	–	12,176,411
TOTAL	$858,842,815	$–	$–	$858,842,815

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$18,615,280	$–	$–	$18,615,280
Short-Term Investments	169,411	–	–	169,411
TOTAL	$18,784,691	$–	$–	$18,784,691

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Emerald Finance & Banking Innovation Fund
Common Stocks	$–	$–	$–		$–
Banks	$73,553,163	$1,325,000	$–		$74,878,163
Other	22,195,591	–	–		22,195,591
Rights	–	–	–	(b)	–
Mutual Funds	2,585,640	–	–		2,585,640
Short-Term Investments	3,834,946	–	–		3,834,946
Warrants	9,343	–	–		9,343
TOTAL	$102,178,683	$1,325,000	$–		$103,503,683

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

(b)	Value is $ 0.00.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may

46	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

During the six months ended October 31, 2022, Emerald Finance and Banking Innovation Fund was initially unable to satisfy the requirement that a Regulated Investment Company (RIC) must derive at least 90% of its annual gross income from qualifying income pursuant to Internal Revenue Code Section 851(b)(2). Therefore in accordance with IRC Section 851(i), the fund incurred a tax payment of $767,069 to satisfy the requirement.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$271,009,059	$(45,702,923)	$–	$225,306,136	$633,536,679
Emerald Insights Fund	4,772,889	(1,954,197)	–	2,818,692	15,965,999
Emerald Finance & Banking Innovation Fund	19,360,678	(18,520,687)	–	839,991	102,663,692

Semi-Annual Report | October 31, 2022	47

Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capita
Emerald Growth Fund	$–	$–	$–
Emerald Insights Fund	–	–	–
Emerald Finance & Banking Innovation Fund	–	–	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal yearend. Accordingly, tax basis balances have not been determined as of October 31, 2022.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended October 31, 2022 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$228,777,926	$282,099,053
Emerald Insights Fund	6,914,757	6,081,066
Emerald Finance & Banking Innovation Fund	34,161,312	50,470,823

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

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Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Finance & Banking Innovation Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2021 through August 31, 2022, for all Funds. The prior Expense Agreement was in effect from September 1, 2020 through August 31, 2021 for all Funds. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Funds Board, for all Funds. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Emerald Growth Fund		Institutional Class	Investor Class
Class A	Class C
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Finance & Banking Innovation Fund		Institutional Class	Investor Class
Class A	Class C
1.84%	2.49%	1.54%	1.89%

Semi-Annual Report | October 31, 2022	49

Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

For the year ended October 31, 2022, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$36,088	$–
Class C	253	–
Institutional Class	10,086	–
Investor Class	1,922	–

As of October 31, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$36,088	$–
Class C	253	–
Institutional Class	10,086	–
Investor Class	1,922	–

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the period ended October 31, 2022 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

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Emerald Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the six months ended October 31, 2022, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. RECEIVABLE DUE FROM ADVISER/ALPS

In 2022, the Emerald Finance & Banking Innovation Fund did not satisfy the requirement that a Registered Investment Company ("RIC") must derive at least 90% of its annual gross income from “qualifying income.” As a result, the Emerald Finance & Banking Innovation Fund expects to be required to pay taxes for 2022 equal to the amount of nonqualifying income in excess of 90% of its qualifying income for 2022. Nonetheless, the Emerald Finance & Banking Innovation Fund expects to qualify as a RIC for U.S. federal income tax purposes for our 2021 fiscal year pursuant to Internal Revenue Code Section 851(i). The Adviser and ALPS are expected to reimburse the Emerald Finance & Banking Innovation Fund for any such taxes due, which is approximately $767,069.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2022	51

Emerald Funds	Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

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Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Finance & Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2022	53

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number and account transactions

●  Account balances and transaction history

●  Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

54	www.emeraldmutualfunds.com

Intentionally Left Blank

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST™

SEMI-ANNUAL

October 31, 2022

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL CONTRARIAN FUND GPGCX

GLOBAL EXPLORER FUND GPGEX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

US STALWARTS FUND GUSYX

Shareholder Letter	1
Performance Update	7
Disclosure of Fund Expenses	37
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	40
Grandeur Peak Global Contrarian Fund	43
Grandeur Peak Global Explorer Fund	46
Grandeur Peak Global Micro Cap Fund	52
Grandeur Peak Global Opportunities Fund	55
Grandeur Peak Global Reach Fund	59
Grandeur Peak Global Stalwarts Fund	65
Grandeur Peak International Opportunities Fund	68
Grandeur Peak International Stalwarts Fund	72
Grandeur Peak US Stalwarts Fund	75
Statements of Assets and Liabilities	77
Statements of Operations	79
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	81
Grandeur Peak Global Contrarian Fund	82
Grandeur Peak Global Explorer Fund	83
Grandeur Peak Global Micro Cap Fund	84
Grandeur Peak Global Opportunities Fund	85
Grandeur Peak Global Reach Fund	86
Grandeur Peak Global Stalwarts Fund	87
Grandeur Peak International Opportunities Fund	88
Grandeur Peak International Stalwarts Fund	89
Grandeur Peak US Stalwarts Fund	90
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	91
Grandeur Peak Global Contrarian Fund	93
Grandeur Peak Global Explorer Fund	94
Grandeur Peak Global Micro Cap Fund	95
Grandeur Peak Global Opportunities Fund	96
Grandeur Peak Global Reach Fund	98
Grandeur Peak Global Stalwarts Fund	100
Grandeur Peak International Opportunities Fund	102
Grandeur Peak International Stalwarts Fund	104
Grandeur Peak US Stalwarts Fund	106
Notes to Financial Statements	107
Disclosure Regarding Approval of Fund Advisory Agreement	122
Additional Information	125
Privacy Policy	126

Grandeur Peak Funds®	Shareholder Letter

October 31, 2022 (Unaudited)

Dear Fellow Shareholders,

In October we embarked on our semi-annual hike of the nearby Grandeur Peak, a 5.9 mile out-and-back trail with 2,365 feet of elevation gain. Our tradition at the summit is for someone to share a few words of reflection. Stuart Rigby, Portfolio Manager of the Emerging Markets Opportunities Fund and Technology Sector PM, shared a thought (once he caught his breath) on the Ray Dalio formula:

Pain + Reflection = Progress

It was an appropriate and timely message that really sums up what all of us at Grandeur Peak hope to get out of this miserable year in markets. The third quarter really felt like a continuation of the first half of the year, with no meaningful changes in what’s working versus what’s not working.

While it has been frustrating to watch good stocks get beat up, we feel this is the time to get more exposure to Healthcare. We believe Healthcare should be resilient and defensive in an inflationary and recessionary environment. From a bottom-up perspective, we believe many of our highest conviction companies are very compelling at today’s levels. We continue to have confidence in our top themes, and we see this as a good opportunity to get more weight behind our favorite companies.

One of the largest Technology positions across Funds has been in a Chinese Semiconductor company. The company’s momentum slowed dramatically over recent months as a result of a dip in demand and excess client inventories. The stock suffered this year. We had been buying on dips earlier in the year, but decided to reduce exposure as momentum began to slow. The key question is whether this current softness will reverse after inventories correct or if there is more slowing of customer demand on the horizon. The Biden administration’s targeting of Chinese Semiconductor companies is an added wrinkle to navigate.

Many new tech positions have been in IT Services, an area where we’re seeing ample opportunity. These companies tend to have good profitability, are not particularly expensive, and are less likely to lose momentum in a weaker economy. They’re delivering mission critical services to companies that increasingly rely on digitization.

We are keeping Tech weight steady or increasing slightly, despite generally being overweight versus the Funds benchmark indices. We believe the opportunity set is attractive. Companies in Japan, Korea, Europe, and resource rich countries look particularly compelling from a valuation perspective.

We have increasing rationale to be optimistic about the Funds’ Consumer holdings. The Funds generally have a large weight in e-commerce companies. Over the last year, many of the Funds’ holdings had to navigate logistical challenges while also facing tough comparisons to the prior year’s earnings. These companies are now signaling that supply chains are smoothing, and as a result, companies could see improving margins. We also anticipate that more reliability in inventory will lead to steadier sales.

An example of a European Consumer company we’re scratching our heads on is B&M European Value Retail (BME LN)1. They are a UK-based general merchandise discount retailer whose stock price has nearly been cut in half this year. We see them as a defensive company, as consumers tend to prefer discount retailers in recessionary environments. B&M is able to keep prices quite low due to bargaining power over suppliers, but also has one of the highest margins in the industry. The healthy margin means they will likely fare better than smaller rivals when times get tough. With 5-year earnings per share growth annualizing over 20%, a ~5% dividend, and trading at a ~8x P/E2 ratio, we see this as an excellent place to hide out. The market has disagreed thus far in 2022.

For Industrials, it’s always important to look by subsector given the typical underweights in Energy and Materials across Funds. Core Industrials is where we focus most of our time and thought. Many of the Funds’ industrial holdings have benefitted from good industrial and commercial activity. We’re certainly seeing weakness in some areas like residential construction and where large capital expenditure projects are being delayed. However, for the most part, customers have been willing to spend on professional services, and these companies have continued to have good results. We’ve found a few backdoor plays to solar/green energy/EVs etc. that we’re enthusiastic about. These are companies focused on batteries, solar components, and power supply. As of the date of this letter, the solar panel manufacturers themselves don't fit out investment style well, but we plan on focusing on related companies as great ways to play the exciting theme. The Inflation Reduction Act looks like it will have a big impact on alternative energy.

We’re finally getting a shot at a subset of companies we call Industrial Compounders. The company multiples have made their way down to low 20s P/E ratios, which we think is becoming attractive for the quality and growth they provide. We think this type of investment could be resilient in a down-market given their broad geographical and end-market exposure. These companies tend to grow ~5-7% organically and another ~5-7% through acquisitions. But given they’re mostly in Europe, we’re still cautious due to energy and recession worries.

[1]	As of 9/30/2022, the Grandeur Peak Funds owned 22,234,950 shares of B&M European Value Retail

[2]	P/E is the Price-to-Earnings ratio (the ratio of the current price divided by typically the earnings over the past 12 months)

Semi-Annual Report | October 31, 2022	1

Grandeur Peak Funds®	Shareholder Letter

October 31, 2022 (Unaudited)

We intentionally sold more industrials than we bought during the period. We brought the industrials weight down because Industrial companies held up better versus other sectors, so we rotated to what we believe to be more attractive opportunities, like Healthcare.

Within Financials, we’ve historically liked owning logistics warehouses and data centers, and we still do, but higher relative valuations in data centers have caused us to trim back some exposure. We also like Diversified Financial, where our favorite types of companies are tied to mergers and acquisitions, ESG (Environmental, Social & Governance themes), and alternative asset management3. While we are excited about the quality and long-term growth prospects of these types of companies, the short-term drawback is that they can be market sensitive.

We like to pair Diversified Financial weight with exposure to Commercial Banks. While higher interest rates can benefit banks due to rising net interest margins, offsetting factors can be lower demand for loans, borrowing rates rising faster than lending rates, and increasing loan defaults in a recessionary economy. The banking models that we prefer are asset sensitive (where assets reprice more quickly than the liabilities, which means rising rates should lead to rising net interest margins) and have limited market exposure. This thesis is still playing out. The owned companies in the Funds are certainly seeing stronger margin expansion than Banks in general. At fiscal year end, we continue to like the banks held in the Funds and believe they are well positioned to come out of this weak economic period stronger.

Grandeur Peak Insights: A Discussion on Quality

To Grandeur Peak, quality equals sustainable strength that will deliver long-term outperformance via growth and returns. When looking for high quality companies, the numbers are important. The industry typically associates quality with high returns on equity, strong balance sheets, high margins, etc. Grander Peak also pays careful attention to financial measurements such as these, measuring the trend, level, and volatility of said metrics. However, the numbers never paint the whole picture, particularly in the universe of global small-cap. We believe in marrying the quantitative with substantial qualitative assessment in order to measure the probability of long-term outperformance.

Understanding company quality requires that we truly know our companies intimately, and that knowledge is power as an investor. This intimate knowledge of our companies (and their competitors, suppliers, customers, etc.) requires thorough and thoughtful analysis plus a unified research team and a standardized due diligence process.

We believe that owning high quality companies gives us the confidence to capitalize on market inefficiency. In our view, it allows us to comfortably forecast periods longer than the market often considers, and it also allows us to buy into stock weakness when the market overreacts. We also believe that high quality companies in our framework are less vulnerable to negative surprises, which can help us avoid mistakes and permanent loss of capital.

Quality is of course not the only input we use in building portfolios. We also analyze business momentum and valuation (through a variety of lenses). While momentum and valuation are vitally important to portfolio construction, we believe that quality is the most constant of the three attributes.

Knowing that high quality companies come in all shapes and sizes, we wanted to dedicate some time to defining and illustrating two ends of the quality spectrum in Grandeur Peak portfolios. Namely, quality growth and quality value. “Growth versus Value” has been a very hot topic of late. We’re not in the business of timing market factors (chances of success are very low). But as we scour the universe, focusing on small caps, we find companies in both camps that we’re very excited to own.

As shown in Exhibit 1, you can see the Global Stalwarts Fund has a growth bias, while the Global Contrarian Fund has a value bias. Despite this difference, both maintain a high degree of quality, as do all Grandeur Peak portfolios.

[3]	Investing in securities that meet ESG criteria may result in the fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2022 (Unaudited)

Exhibit 1 (as of 9/30/2022)

	Global Contrarian	MSCI ACWI Small Cap Value Index[4]	Global Stalwarts	MSCI ACWI Mid Cap Index[5]
Est 3yr EPS Growth[6]	11.8%	9.5%	14.6%	13.1%
Trailing P/E7	9.0	8.3	21.4	11.8
Return on Assets[8]	11.5%	4.6%	11.1%	7.4%
Operating Margin[9]	22.6%	20.7%	19.9%	18.4%
Debt/Equity[10]	47.3%	109.2%	74.6%	113.7%

Source: FactSet, Grandeur Peak

To us, quality growth companies are not only growing their earnings per share at a strong rate, but they also have a large opportunity to increase market share. They will typically have a healthy balance sheet and a management team who can navigate growth skillfully. Companies like this rarely come cheap. A well-known Warren Buffet quote exemplifies this thinking,

“It is far better to buy a wonderful company at a fair price than a fair company at a wonderful price.”

Quality value companies may not have the same potential to increase market share or sustain levels of growth quite as high, but they are masterful business operators. They tend to have fortified balance sheets, reliable free cash flow, and attractive return on assets. These investments often have a contrarian element to them, perhaps due to industry cyclicality, geopolitical headwinds, or macroeconomic factors. Mr. Buffett has also aptly described our view of what quality value companies looks like.

“Long ago, Ben Graham taught me that ‘Price is what you pay; value is what you get.’

Whether we’re talking about socks or stocks, I like buying quality merchandise when it is marked down.”

Grandeur Peak portfolios have holdings that fit neatly into the growth and value buckets, but it’s important to recognize that many holdings sit somewhere between the growth and value spectrum. And that’s exactly how we like it. We believe our diversity of exposure, bottom-up investment style, and longer-list portfolios can potentially reduce risk to any single factor, region, industry, or company, and may benefit clients over the long term.

Notes from the Road

Our team has been hitting the road hard. In the third quarter alone, our team visited Japan, Switzerland, Germany, Italy, China, Inner Mongolia, New York, New Jersey, California, Illinois, Colorado, Texas, New Mexico, Connecticut, Florida, Canada, and the UK. Our visits include meeting with management teams at their headquarters, as well as visiting secondary locations such as manufacturing plants, research labs, or distribution centers. Here are a few thoughts from Sam Gardiner, Research Analyst, on traveling to Japan with teammates Spencer (Speen) Hackett, Amy Sunderland, Brad Barth, and Blake Walker, over a two-week stretch.

From Sam Gardiner:

I recently traveled to Japan for my first international trip since joining Grandeur Peak as an intern in September of 2019. Over the course of my time at Grandeur Peak, I’ve done at least a hundred online video meetings with management teams from a diverse set of companies. Although these

[4]	The MSCI ACWI Small Cap Value Index is designed to measure the equity market performance of small-cap companies exhibiting overall value-style characteristics across developed and emerging markets globally. You cannot invest directly in these or any indices.

[5]	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of mid-cap companies across developed and emerging markets globally. You cannot invest directly in these or any indices.

[6]	Portfolio characteristics for the benchmark are based on MSCI data, calculated with FactSet using the weighted harmonic average. Estimated weighted average annual increase in Earnings Per Share (EPS) of the fund’s holdings over the next 3 years. These returns are not guaranteed. Actual EPS growth may be higher or lower.

[7]	The trailing 12-month Price/Earnings (P/E) of the portfolio, calculated as a weighted harmonic average.

[8]	Weighted average Return on Assets (ROA) of the portfolio’s holdings, calculated by dividing a company’s annual returns by its total assets.

[9]	Operating Margin is a measurement of what proportion of a company’s revenue is left over after paying for variable costs of production such as wages, raw materials, etc. It is calculated by dividing Operating Income by Net Sales.

[10]	Debt/Equity is a measure of a company’s financial leverage. It is calculated by dividing its total liabilities by stockholders’ equity.

Semi-Annual Report | October 31, 2022	3

Grandeur Peak Funds®	Shareholder Letter

October 31, 2022 (Unaudited)

virtual meetings have been helpful and productive, I would say nothing compares with visiting management teams face to face. In-person meetings help me gain valuable insights into a company’s competitive position, industry, and long-term business strategy

Visiting Japan was beneficial as it broadened my understanding of the cultural background of the people. I was impressed with the politeness of each person I encountered, including the translators, drivers, restaurant servers, and of course management teams. I loved walking through the streets, observing how clean, organized, and tidy everything felt. Each person I met with was dressed professionally and engaged with me in a respectful manner. I don’t recall seeing a single piece of litter anywhere throughout the entirety of the trip. This is especially impressive given the fact that Tokyo is home to over 37 million residents.

Another fascinating part of the trip was getting to observe the Japanese railway infrastructure. We traveled using the Shinkansen (bullet train), which has operating speeds of up to 320 km/hr. These trains allowed us to easily visit companies in Tokyo, Nagoya, Kyoto, Kobe, and Osaka.

We also had lots of time in cars between meetings, and I relished the time I spent getting to know the drivers and translators. I was surprised when I learned that one of the translators shared some of my same beliefs and values despite her growing up in a very different culture. I’m also grateful for the conversations I had with my colleagues, which not only helped me develop and learn as an investor, but also as a person.

When we left on our trip, Japan was still restricting tourist visas as the country continued to try to limit the spread of COVID-19. The country has since relaxed its tourist visa restrictions. We wore masks in every meeting as there was still a reluctance from the Japanese people to go unmasked, despite the absence of any legal requirement to do so. Our translators explained that they were eager to remove their masks but were hesitant to do so because of social pressures.

Our team split into two tracks, allowing us to cover as much ground as possible over the course of the trip. Overall, our team of five met with 51 companies across various industries. I was fortunate to visit a variety of companies ranging from hospice care providers to auto parts manufacturers. This is something unique about Grandeur Peak that I love. Although we do work in specific industry teams, there are plenty of opportunities to do work on companies that fall in different sectors.

In my discussions with management teams, I was expecting to hear more concerns about inflation and hiring issues than I did. Other than the software engineer shortage, there seems to be a healthy labor environment. For example, each of the hospice service providers explained that there was no shortage of nurses. In fact, they tend to only accept about one in every four applicants, demonstrating a good supply of labor within that industry.

Another key topic of discussion was the cash on company balance sheets. Most Japanese management teams have a very conservative view regarding cash as the cash tends to sit without producing any sort of return at all. When asking management teams what they would do with their cash, the answers were a mixed bag. Some of the more innovative companies expressed a desire to make tuck in acquisitions to help boost future growth. Some explained that they would be willing to buy back shares or pay a special dividend. Others are making the unfortunate error to pursue “diworsification” as a strategy by acquiring completely non-core assets. For example, a healthcare SAAS company that we visited decided to acquire a chain of gyms. We moved that company from our Watch A list to Watch B.

Perhaps one of the most interesting topics we covered with management teams was the impact of foreign exchange rates. The Japanese Yen has been extremely weak in recent months, which is obviously very beneficial to exporters. The most interesting meetings were with companies that had cracked the overseas growth code, achieving significant sales in international markets. I would expect these companies to do very well if the Japanese Yen continues to be weak.

At Grandeur Peak we are constantly debating which companies we think will outperform the market. We have adopted a formalized process where we give endorser and detractor ratings after every meeting with a company. These ratings range from anywhere between -5 to +5. A -5 detractor rating means that we believe it is highly likely that this company will underperform the market, while a +5 means exactly the opposite. Generally, I was pleased to leave most of the meetings with a positive endorser score, as I usually viewed the opportunity to be greater than the valuation of the company.

Before our flight home, Speen and I were able to visit the Meiji Shrine and take in some more of the amazing Japanese culture. The shrine was dedicated in 1920 and rebuilt after being destroyed in World War II as a tribute to the emperor who helped modernize Japan. Even though it’s in the middle of a bustling city, once you enter the grounds and through the torii gate, thousands of trees surround you and transport you into a quiet space. During our trip, we had many opportunities to sample the delicious Japanese food including sushi, tempura, ramen, yakisoba, yakiniku, and a meal at Katsu Curry. Shake Shack serves a black sesame seed shake in Japan! My only regret was that all the fantastic food probably did not help my preparations to run a marathon the week after our return.

I came away from the trip excited about our owned companies and am very intrigued by many on our watch lists. It felt great to broaden my investment understanding and to strengthen my belief that Japan should continue to be a core geography at Grandeur Peak.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2022 (Unaudited)

Business Update

We’re pleased to announce that Juliette Douglas has been promoted to the role of Director of Research (DOR). Ms. Douglas has been serving as the Deputy Director of Research for the last several years and this is a natural evolution of her role at the firm. She has always been passionate about our research process and is great at keeping the team on task and focused while also looking for ways we can improve our process. Rob Green, who had been working as the Director of Research, has moved into a newly created role as Director of Quantitative Research. With the split of the tasks, Mr. Green will now be able to focus on the important role that screening and quantitative research play in narrowing down a universe of over 70,000 global stocks into the most interesting potential investments. Rob has a dedicated team of five, including a new senior software engineer, Will VanDenBerghe, and an additional data analyst, Jacob Grant. Together, they will be able to push forward our objectives in enhancing our screening and sharpening our insights gained from the body of data we have on companies across the globe.

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

Semi-Annual Report | October 31, 2022	5

Grandeur Peak Funds®	Shareholder Letter

October 31, 2022 (Unaudited)

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

Grandeur Peak Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Grandeur Peak Global Advisors.

Total Returns as of Sept 30, 2022 (returns are annualized for periods over 1 year)

	Quarter	YTD	1 yr	3 yr	5 yr	Since Inception[11]
Global Stalwarts, Investor Class (GGSOX)	-8.83%	-43.05%	-42.08%	2.52%	2.91%	7.09%
Global Stalwarts, Institutional Class (GGSYX)	-8.77%	-42.95%	-41.94%	2.76%	3.18%	7.36%
MSCI All-Country World Mid Cap Index[12]	-6.58%	-26.98%	-23.76%	2.24%	2.91%	5.96%
MSCI All-Country World Small Cap Index[13]	-5.15%	-26.08%	-24.44%	3.40%	2.76%	6.39%
Global Contrarian, Institutional Class (GPGCX)	-6.70%	-22.16%	-22.05%	8.81%	–	8.45%
MSCI All-Country World Small Cap Value Index[14]	-5.93%	-21.04%	-18.28%	3.12%	–	2.68%
MSCI All-Country World Small Cap Index	-5.15%	-26.08%	-24.44%	3.40%	–	2.82%

[11]	Inception of the Grandeur Peak Global Stalwarts Fund is 9/1/2015; Inception of the Grandeur Peak Global Contrarian Fund is 09/17/2019.

[12]	The MSCI All-Country World (ACWI) Mid Cap Index captures mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.

[13]	The MSCI All-Country World (ACWI) Small Cap Index captures small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.

[14]	The MSCI ACWI Small Cap Value Index is designed to measure the equity market performance of small-cap companies exhibiting overall value-style characteristics across developed and emerging markets globally. You cannot invest directly in these or any indices.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	-13.32%	-30.61%	1.70%	1.11%	3.77%	1.78%	1.78%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	-13.18%	-30.40%	1.95%	1.36%	4.01%	1.52%	1.52%
MSCI Emerging Markets SMID Cap Index(d)	-15.66%	-23.76%	1.49%	-0.12%	2.07%
MSCI Emerging Markets IMI Index(e)	-19.01%	-29.78%	-3.06%	-2.28%	1.28%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2022	7

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	65.9%
North America	10.7%
Latin America	12.6%
Europe	5.4%
Africa/Middle East	2.4%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Genpact, Ltd.	3.5%
Dino Polska SA	3.3%
WNS Holdings, Ltd.	3.1%
Wilcon Depot, Inc.	2.3%
Globant SA	2.0%
Metropolis Healthcare, Ltd.	1.9%
FPT Corp.	1.8%
Grupo Mateus SA	1.7%
Poya International Co., Ltd.	1.6%
Hypera SA	1.6%
Total	22.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	9

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

			Since	Expense Ratio(b)
	6 Months	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	-10.74%	-22.15%	9.08%	1.40%	1.35%
MSCI All Country World Index Small Cap Value(d)	-7.58%	-14.15%	5.21%
MSCI All Country World Index Small Cap(e)	-8.92%	-21.65%	5.01%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2022	11

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	31.1%
Asia ex Japan	28.2%
Europe	15.0%
Japan	12.5%
Australia/New Zealand	5.2%
Latin America	4.6%
Cash, Cash Equivalents, & Other Net Assets	3.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
O2Micro International, Ltd.	5.7%
Hackett Group, Inc.	3.6%
Plumas Bancorp	3.4%
Beenos, Inc.	3.0%
Bank of NT Butterfield & Son, Ltd.	2.8%
B&M European Value Retail SA	2.7%
Medikit Co., Ltd.	2.7%
Evolution Petroleum Corp.	2.6%
Plover Bay Technologies, Ltd.	2.6%
Patria Investments, Ltd.	2.4%
Total	31.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

		Since	Expense Ratio(b)
	6 Months	Inception(a)	Gross	Net(c)
Grandeur Peak Global Explorer Fund – Institutional (GPGEX)	-13.08%	-32.20%	2.45%	1.25%
MSCI All Country World Index Small Cap(d)	-8.92%	-18.05%
MSCI All Country World Index IMI(e)	-9.15%	-19.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2021.
(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index T captures large, mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 9,189 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2022	13

Grandeur Peak Global Explorer Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	28.0%
Europe	28.4%
Asia ex Japan	17.1%
Japan	11.5%
Latin America	3.8%
Australia/New Zealand	2.5%
Africa/Middle East	0.7%
Cash, Cash Equivalents, & Other Net Assets	8.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	1.1%
CVS Group PLC	1.0%
Dechra Pharmaceuticals PLC	1.0%
Impax Asset Management Group PLC	1.0%
B&M European Value Retail SA	1.0%
First Republic Bank	1.0%
WNS Holdings, Ltd.	1.0%
Sporton International, Inc.	0.9%
Musti Group Oyj	0.9%
Interpump Group SpA	0.9%
Total	9.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	15

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

						Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	-15.93%	-39.46%*	7.27%	4.06%	7.59%	1.94%	1.94%
MSCI All Country World Index Small Cap(d)	-8.92%	-21.65%	4.77%	3.82%	6.86%
MSCI World Micro Cap Index(e)	-14.93%	-29.33%	4.19%	1.56%	5.92%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2023. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2022	17

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	32.0%
North America	22.1%
Japan	22.4%
Asia ex Japan	18.9%
Australia/New Zealand	5.0%
Africa/Middle East	0.6%
Cash, Cash Equivalents, & Other Net Assets	-1.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Esquire Financial Holdings, Inc.	2.6%
Beenos, Inc.	2.5%
YAKUODO Holdings Co., Ltd.	2.0%
M&A Capital Partners Co., Ltd.	1.9%
Fiducian Group, Ltd.	1.9%
Bowman Consulting Group, Ltd.	1.9%
MaxCyte, Inc.	1.8%
LeMaitre Vascular, Inc.	1.8%
Hackett Group, Inc.	1.8%
K3 Capital Group PLC	1.8%
Total	20.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

							Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	-16.49%	-38.26%	5.82%	4.39%	9.73%	10.63%	1.59%	1.59%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	-16.36%	-38.12%	6.08%	4.66%	10.00%	10.92%	1.34%	1.34%
MSCI All Country World Index Small Cap(d)	-8.92%	-21.65%	4.77%	3.82%	8.29%	8.82%
MSCI All Country World Index IMI(e)	-9.15%	-19.84%	5.26%	5.51%	8.51%	8.95%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2022	19

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	40.0%
North America	33.1%
Asia ex Japan	13.9%
Japan	10.3%
Latin America	1.7%
Africa/Middle East	0.3%
Australia/New Zealand	0.1%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	2.7%
Littelfuse, Inc.	2.7%
CVS Group PLC	2.6%
B&M European Value Retail SA	2.3%
Dechra Pharmaceuticals PLC	2.0%
Genpact, Ltd.	1.8%
Alten SA	1.8%
WNS Holdings, Ltd.	1.8%
Virbac SA	1.6%
First Republic Bank	1.5%
Total	20.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	21

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	-15.68%	-38.98%	4.21%	3.90%	8.07%	1.50%	1.50%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	-15.58%	-38.86%	4.45%	4.15%	8.32%	1.25%	1.25%
MSCI All Country World Small Cap Index(d)	-8.92%	-21.65%	4.77%	3.82%	7.10%
MSCI All Country World IMI Index(e)	-9.15%	-19.84%	5.26%	5.51%	7.64%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.

(b)	Ratios as of the Prospectus dated August 31, 2022, to the Prospectus and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.50% and 1.25% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2022	23

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	33.9%
North America	36.0%
Asia ex Japan	16.4%
Japan	8.1%
Latin America	4.7%
Australia/New Zealand	1.5%
Africa/Middle East	1.2%
Cash, Cash Equivalents, & Other Net Assets	-1.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	1.7%
B&M European Value Retail SA	1.5%
Bank of NT Butterfield & Son, Ltd.	1.4%
Figs, Inc.	1.3%
Parex Resources, Inc.	1.3%
First Republic Bank	1.3%
Dino Polska SA	1.3%
PJT Partners, Inc.	1.3%
Impax Asset Management Group PLC	1.2%
BayCurrent Consulting, Inc.	1.1%
Total	13.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)*	-17.14%	-43.78%	2.24%	3.19%	7.40%	1.17%	1.17%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)*	-17.03%	-43.64%	2.50%	3.44%	7.67%	0.93%	0.93%
MSCI All Country World Mid Cap Index(d)	-10.28%	-22.08%	3.43%	3.84%	6.80%
MSCI All Country World Small Cap Index(e)	-8.92%	-21.65%	4.77%	3.82%	7.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of September 1, 2015.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2022	25

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	47.3%
Europe	32.2%
Asia ex Japan	11.4%
Latin America	5.0%
Japan	3.7%
Australia/New Zealand	0.3%
Cash, Cash Equivalents, & Other Net Assets	0.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	4.4%
Globant SA	3.7%
Endava PLC	3.5%
Littelfuse, Inc.	3.1%
B&M European Value Retail SA	2.8%
Dechra Pharmaceuticals PLC	2.5%
Techtronic Industries Co., Ltd.	2.1%
Paycom Software, Inc.	2.1%
Genpact, Ltd.	2.0%
SVB Financial Group	1.9%
Total	28.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	27

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

						Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	-17.65%	-39.86%	2.07%	0.76%	7.57%	8.66%	1.60%	1.60%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	-17.45%	-39.62%	2.39%	1.02%	7.80%	8.91%	1.35%	1.35%
MSCI All Country World Index ex USA Small Cap Index(d)	-16.37%	-27.39%	0.54%	0.11%	5.16%	5.40%
MSCI All Country World IMI ex USA Index(e)	-14.64%	-24.80%	-1.00%	-0.10%	3.93%	4.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2022	29

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	48.5%
Asia ex Japan	19.7%
Japan	14.6%
North America	9.3%
Latin America	2.8%
Australia/New Zealand	1.4%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	2.5%
CVS Group PLC	2.3%
Genpact, Ltd.	1.9%
Uniphar PLC	1.8%
Bank of NT Butterfield & Son, Ltd.	1.8%
WNS Holdings, Ltd.	1.7%
Dechra Pharmaceuticals PLC	1.7%
Virbac SA	1.6%
Alten SA	1.5%
Interpump Group SpA	1.5%
Total	18.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)*	-17.92%	-42.82%	2.68%	2.58%	7.44%	1.14%	1.14%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)*	-17.82%	-42.66%	2.96%	2.84%	7.70%	0.89%	0.89%
MSCI All Country World ex USA Mid Cap Index(d)	-14.93%	-26.57%	-2.18%	-0.92%	3.37%
MSCI All Country World ex USA Small Index(e)	-16.37%	-27.39%	0.54%	0.11%	4.61%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of September 1, 2015.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2022	31

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	48.7%
Asia ex Japan	19.3%
North America	17.1%
Japan	7.3%
Latin America	5.7%
Australia/New Zealand	0.8%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Globant SA	4.1%
Endava PLC	3.8%
B&M European Value Retail SA	3.5%
Dechra Pharmaceuticals PLC	3.3%
WNS Holdings, Ltd.	2.8%
St. James's Place PLC	2.8%
Genpact, Ltd.	2.7%
Alten SA	2.6%
Dino Polska SA	2.6%
Techtronic Industries Co., Ltd.	2.2%
Total	30.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	33

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

			Since	Expense Ratio(b)
	6 Months	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	-8.33%	-37.44%	21.22%	0.91%	0.91%
MSCI USA Mid Cap Index(d)	-5.92%	-17.96%	25.56%
MSCI USA Small Cap Index(e)	-1.91%	-16.33%	28.21%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2022	35

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	86.4%
Asia ex Japan	4.9%
Europe	4.6%
Latin America	4.2%
Cash, Cash Equivalents, & Other Net Assets	-0.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	4.5%
Littelfuse, Inc.	4.5%
Globant SA	4.2%
Endava PLC	3.8%
PJT Partners, Inc.	3.8%
Paycom Software, Inc.	3.5%
Global Industrial Co.	3.3%
Genpact, Ltd.	2.9%
Pool Corp.	2.7%
Qualys, Inc.	2.6%
Total	35.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2022 through October 31, 2022.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | October 31, 2022	37

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expense Ratio(a)	Expenses Paid During period May 1, 2022 - October 31, 2022(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$866.80	1.79%	$8.42
Hypothetical (5% return before expenses)	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$868.20	1.55%	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	1.55%	$7.88
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$1,000.00	$891.90	1.35%	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Grandeur Peak Global Explorer Fund
Institutional Class
Actual	$1,000.00	$869.20	1.25%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$841.40	1.95%	$9.05
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$835.10	1.57%	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	1.57%	$7.98
Institutional Class
Actual	$1,000.00	$836.40	1.32%	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.32%	$6.72
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$843.20	1.50%	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Class
Actual	$1,000.00	$844.20	1.25%	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$828.60	1.23%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.23%	$6.26
Institutional Class
Actual	$1,000.00	$829.70	0.95%	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$823.50	1.58%	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Class
Actual	$1,000.00	$825.50	1.34%	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.34%	$6.82
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$820.80	1.18%	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	1.18%	$6.01
Institutional Class
Actual	$1,000.00	$822.30	0.93%	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	0.93%	$4.74
Grandeur Peak US Stalwarts Fund
Institutional Class
Actual	$1,000.00	$916.70	0.89%	$4.30

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value May 1, 2022 (continued)	Ending Account Value October 31, 2022 (continued)	Expense Ratio(a) (continued)	Expenses Paid During period May 1, 2022 - October 31, 2022(b) (continued)
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2022	39

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.02%)
Argentina (1.97%)
Globant SA(a)	40,727	$7,684,370

Bangladesh (0.93%)
Square Pharmaceuticals, Ltd.	1,759,296	3,643,636

Brazil (8.80%)
CI&T, Inc., Class A(a)	254,514	2,087,015
Grupo Mateus SA(a)	4,868,100	6,832,586
Hypera SA(a)	634,000	6,262,062
Locaweb Servicos de Internet SA(a)(b)(c)	1,711,800	3,608,848
Pagseguro Digital, Ltd., Class A(a)	169,251	2,315,354
Patria Investments, Ltd., Class A	435,628	6,194,630
Pet Center Comercio e Participacoes SA	1,707,503	2,872,558
Raia Drogasil SA	825,800	4,233,314
		34,406,367

China (12.18%)
Angelalign Technology, Inc.(b)(c)	223,600	1,974,035
ANTA Sports Products, Ltd.	291,600	2,563,223
CSPC Pharmaceutical Group, Ltd.	4,336,720	4,458,457
Guangzhou Kingmed Diagnostics Group Co., Ltd.	193,847	2,006,834
Hangzhou Robam Appliances Co., Ltd., Class A	1,176,000	3,303,099
Hangzhou Tigermed Consulting Co., Ltd., Class A	211,434	2,414,576
JD.com, Inc., Class A	116,300	2,149,794
Li Ning Co., Ltd.	279,400	1,445,114
Man Wah Holdings, Ltd.	5,226,100	2,916,094
ManpowerGroup Greater China, Ltd.(c)	1,794,600	1,680,369
O2Micro International, Ltd., ADR(a)	746,299	3,089,678
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	105,200	4,690,802
Silergy Corp.	328,288	3,810,372
Suofeiya Home Collection Co., Ltd., Class A	1,012,759	1,934,324
TK Group Holdings, Ltd.	10,499,117	2,140,043
WuXi AppTec Co., Ltd., Class H(b)(c)	618,000	4,952,093
Wuxi Biologics Cayman, Inc.(a)(b)(c)	462,000	2,089,393
		47,618,300
	Shares	Value (Note 2)
Colombia (1.05%)
Parex Resources, Inc.	269,031	$4,103,545

Greece (1.08%)
JUMBO SA	158,446	2,253,247
Sarantis SA	314,979	1,976,615
		4,229,862

Hong Kong (2.10%)
Plover Bay Technologies, Ltd.(c)	9,628,000	2,244,589
Techtronic Industries Co., Ltd.	631,100	5,977,628
		8,222,217
India (20.16%)
Avenue Supermarts, Ltd.(a)(b)(c)	42,817	2,235,003
Bata India, Ltd.	90,331	1,995,188
Cera Sanitaryware, Ltd.	89,313	6,015,538
City Union Bank, Ltd.	1,445,217	3,247,384
Computer Age Management Services, Ltd.	137,847	4,245,027
EPL, Ltd.	1,135,862	2,109,737
Gulf Oil Lubricants India, Ltd.	157,066	784,500
HCL Technologies, Ltd.	465,200	5,851,143
Home First Finance Co. India, Ltd.(a)(b)(c)	405,453	3,557,250
IndiaMart InterMesh, Ltd.(b)(c)	84,187	4,669,631
Jyothy Labs, Ltd.	453,427	1,084,303
Kotak Mahindra Bank, Ltd.	221,253	5,083,654
L&T Technology Services, Ltd.(b)(c)	46,457	1,986,128
LTIMindtree, Ltd.(b)(c)	53,731	3,076,644
Metropolis Healthcare, Ltd.(b)(c)	355,418	7,264,005
Nippon Life India Asset Management, Ltd.(b)(c)	1,001,785	3,273,629
Polycab India, Ltd.	120,866	4,055,441
SJS Enterprises, Ltd.(a)	275,996	1,489,216
Tarsons Products, Ltd.(a)	494,169	4,646,033
WNS Holdings, Ltd., ADR(a)	141,224	12,156,562
		78,826,016
Indonesia (6.92%)
Ace Hardware Indonesia Tbk PT	37,757,000	1,367,700
Arwana Citramulia Tbk PT	41,025,200	2,406,671
Avia Avian Tbk PT	86,382,000	4,347,483
Bank Central Asia Tbk PT	9,803,800	5,531,235
Bank Tabungan Pensiunan Nasional Syariah	17,451,900	3,300,728
Metrodata Electronics Tbk PT	92,334,600	3,463,103
Selamat Sempurna Tbk PT	40,185,800	3,864,639
Ultrajaya Milk Industry & Trading Co. Tbk PT	30,552,300	2,761,901
		27,043,460

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Malaysia (0.19%)
Scicom MSC Bhd	3,545,500	$757,393

Mexico (4.61%)
Bolsa Mexicana de Valores SAB de CV	1,350,900	2,449,116
GMexico Transportes SAB de CV(b)(c)	2,198,500	4,050,131
Grupo Aeroportuario del Centro Norte SAB de CV	676,200	5,392,399
Regional SAB de CV	882,000	6,147,691
		18,039,337
Philippines (4.12%)
AllHome Corp.	20,298,765	963,272
Concepcion Industrial Corp.	1,861,792	514,041
Puregold Price Club, Inc.	6,905,100	3,574,685
Robinsons Land Corp.	8,263,000	2,116,012
Wilcon Depot, Inc.	17,692,900	8,960,943
		16,128,953

Poland (4.28%)
Dino Polska SA(a)(b)(c)	198,951	13,010,306
LiveChat Software SA	160,376	3,728,815
		16,739,121

Singapore (1.02%)
iFAST Corp., Ltd.	723,300	2,069,345
Riverstone Holdings, Ltd.	5,069,200	1,933,716
		4,003,061

South Africa (2.41%)
Clicks Group, Ltd.	216,900	3,675,270
Italtile, Ltd.	3,636,472	2,722,095
Transaction Capital, Ltd.	1,356,800	3,035,096
		9,432,461
South Korea (1.77%)
Hyundai Ezwel Co., Ltd.	327,272	1,183,229
LEENO Industrial, Inc.	21,776	2,091,303
Suprema, Inc.(a)	97,329	1,653,524
Tokai Carbon Korea Co., Ltd.	28,153	2,006,058
		6,934,114

Taiwan (10.59%)
91APP, Inc.	607,000	1,499,486
Bioteque Corp.	930,000	3,088,215
Brighten Optix Corp.	345,000	1,873,691
eMemory Technology, Inc.	68,700	2,291,954
FineTek Co., Ltd.	759,206	2,082,824
GEM Services, Inc./Tw	1,147,000	2,217,646
M3 Technology, Inc.	773,000	2,518,892
Poya International Co., Ltd.	498,518	6,343,157
Realtek Semiconductor Corp.	237,000	1,875,553
Sinbon Electronics Co., Ltd.	603,000	4,687,765
Sporton International, Inc.	973,148	6,100,579
	Shares	Value (Note 2)
Taiwan (continued)
Voltronic Power Technology Corp.	77,108	$3,134,812
Wistron Information Technology & Services Corp.	1,552,400	3,704,851
		41,419,425

Thailand (1.88%)
Humanica PCL	8,383,900	2,423,092
Netbay PCL	2,801,100	2,189,509
TQM Alpha PCL	2,793,500	2,752,398
		7,364,999

United States (6.06%)
Bizlink Holding, Inc.	738,000	5,645,651
Frontage Holdings Corp.(a)(b)(c)	19,782,682	4,460,753
Genpact, Ltd.	279,858	13,573,113
		23,679,517

Uruguay (0.83%)
MercadoLibre, Inc.(a)	3,617	3,261,160

Vietnam (4.07%)
FPT Corp.	2,301,428	7,001,527
Lix Detergent JSC	437,310	756,713
Orient Commercial Joint Stock Bank(a)	4,481,550	2,380,542
Vietnam Technological & Commercial Joint Stock Bank(a)	3,440,269	3,405,659
Vincom Retail JSC	2,386,220	2,362,214
		15,906,655

TOTAL COMMON STOCKS
(Cost $357,325,570)		379,443,969

TOTAL INVESTMENTS (97.02%)
(Cost $357,325,570)		$379,443,969

Other Assets In Excess Of Liabilities (2.98%)		11,657,637

NET ASSETS (100.00%)		$391,101,606

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $60,207,848, representing 15.39% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	41

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $64,132,807, representing 16.40% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	28.1%
Consumer	23.3%
Financials	14.4%
Health Care	14.2%
Industrials	14.1%
Energy & Materials	2.9%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100%
Industry Composition (October 31, 2022) (Unaudited)
IT Services	16.9%
Food & Staples Retailing	8.6%
Banks	7.4%
Specialty Retail	5.0%
Life Sciences Tools & Services	4.7%
Semiconductors & Semiconductor Equipment	4.6%
Electrical Equipment	3.7%
Pharmaceuticals	3.6%
Health Care Equipment & Supplies	3.5%
Capital Markets	3.5%
Electronic Equipment, Instruments & Components	3.1%
Software	2.9%
Professional Services	2.5%
Health Care Providers & Services	2.4%
Building Products	2.2%
Machinery	2.1%
Household Durables	2.0%
Multiline Retail	1.6%
Textiles, Apparel & Luxury Goods	1.6%
Internet & Direct Marketing Retail	1.4%
Auto Components	1.4%
Transportation Infrastructure	1.4%
Chemicals	1.3%
Trading Companies & Distributors	1.2%
Real Estate Management & Development	1.1%
Oil, Gas & Consumable Fuels	1.0%
Road & Rail	1.0%
Other Industries (each less than 1%)	5.3%
Cash and Other Assets, Less Liabilities	3.0%
Total	100.0%

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.58%)
Australia (5.17%)
Atturra, Ltd.(a)	1,051,596	$538,124
Fiducian Group, Ltd.	246,652	1,118,600
Kogan.com, Ltd.(a)	700,000	1,473,119
QANTM Intellectual Property, Ltd.	2,514,634	1,552,193
		4,682,036

Bangladesh (0.78%)
Square Pharmaceuticals, Ltd.	342,206	708,735

Brazil (2.35%)
Patria Investments, Ltd., Class A	150,093	2,134,322

Britain (11.06%)
B&M European Value Retail SA	673,637	2,492,177
boohoo Group PLC(a)	692,327	322,269
Dechra Pharmaceuticals PLC	46,811	1,406,493
Endava PLC, ADR(a)	12,694	967,791
FRP Advisory Group PLC	648,962	1,164,721
IG Group Holdings PLC	81,690	745,242
K3 Capital Group PLC	132,654	422,155
Manolete Partners PLC	171,578	452,562
Petershill Partners PLC(b)(c)	468,349	1,064,539
Premier Miton Group PLC	407,097	406,168
Victorian Plumbing Group PLC(a)	873,321	577,881
		10,021,998

Canada (1.01%)
BioSyent, Inc.	113,187	573,267
Guardian Capital Group, Ltd., Class A	17,715	338,085
		911,352

China (11.44%)
Chaoju Eye Care Holdings, Ltd.	2,625,000	953,068
CSPC Pharmaceutical Group, Ltd.	818,000	840,962
ManpowerGroup Greater China, Ltd.(c)	458,800	429,596
O2Micro International, Ltd., ADR(a)	1,245,942	5,158,201
TK Group Holdings, Ltd.	5,489,283	1,118,885
Xin Point Holdings, Ltd.(c)	7,076,984	1,866,243
		10,366,955

Colombia (2.54%)
Canacol Energy, Ltd.(a)	153,500	226,473
Parex Resources, Inc.	136,380	2,080,211
		2,306,684
	Shares	Value (Note 2)
France (2.06%)
Neurones	12,999	$450,904
Thermador Groupe	5,650	470,698
Virbac SA	3,847	942,846
		1,864,448
Greece (1.90%)
JUMBO SA	67,267	956,598
Kri-Kri Milk Industry SA	143,477	762,836
		1,719,434

Hong Kong (2.57%)
Plover Bay Technologies, Ltd.(c)	9,996,539	2,330,507

India (1.04%)
Gulf Oil Lubricants India, Ltd.	188,624	942,123

Indonesia (0.37%)
Selamat Sempurna Tbk PT	3,508,600	337,419

Japan (12.49%)
Beenos, Inc.	150,000	2,727,732
Central Automotive Products, Ltd.	42,900	647,417
Gakujo Co., Ltd.	57,100	552,587
geechs, Inc.	140,600	752,666
MCJ Co., Ltd.	94,500	597,397
Medikit Co., Ltd.	148,600	2,418,454
Naigai Trans Line, Ltd.	7,800	108,060
Seria Co., Ltd.	90,000	1,472,006
System Information Co., Ltd.	87,800	586,337
System Support, Inc.	62,000	600,424
YAMADA Consulting Group Co., Ltd.	104,500	856,690
		11,319,770
Mexico (0.54%)
Regional SAB de CV	70,700	492,791

Philippines (1.37%)
AllHome Corp.	5,200,000	246,764
Concepcion Industrial Corp.	1,376,400	380,024
Pryce Corp.	7,013,600	611,194
		1,237,982

Singapore (2.33%)
Riverstone Holdings, Ltd.	5,534,575	2,111,239

Taiwan (5.99%)
Bioteque Corp.	410,773	1,364,038
FineTek Co., Ltd.	243,005	666,666
Fuzetec Technology Co., Ltd.	229,363	289,707
GEM Services, Inc./Tw	148,000	286,148
Sporton International, Inc.	125,000	783,614

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	43

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Taiwan (continued)
Wistron Information Technology & Services Corp.	852,600	$2,034,756
		5,424,929

United States (29.30%)
AgileThought, Inc.(a)	184,213	828,959
Bank of NT Butterfield & Son, Ltd.	73,081	2,524,218
Barrett Business Services, Inc.	11,500	1,003,030
Bizlink Holding, Inc.	71,000	543,145
Bowman Consulting Group, Ltd.(a)	57,771	892,562
Enhabit, Inc.(a)	28,835	358,131
Esquire Financial Holdings, Inc.	39,941	1,804,534
Evolution Petroleum Corp.	300,714	2,372,633
Frontage Holdings Corp.(a)(b)(c)	3,084,000	695,404
Global Industrial Co.	21,449	680,791
GQG Partners, Inc.	940,770	866,542
Hackett Group, Inc.	147,473	3,220,810
Healthcare Services Group, Inc.	72,601	1,013,510
Littelfuse, Inc.	5,283	1,163,581
Ollie's Bargain Outlet Holdings, Inc.(a)	26,007	1,456,392
P10, Inc., Class A	50,091	520,445
Plumas Bancorp	93,025	3,079,129
Signature Bank	7,095	1,124,770
Silvercrest Asset Management Group, Inc.	39,330	746,877
Sprouts Farmers Market, Inc.(a)	40,979	1,208,881
TriMas Corp.	20,033	457,754
		26,562,098
Vietnam (2.27%)
FPT Corp.	320,746	975,791
Orient Commercial Joint Stock Bank(a)	1,073,775	570,375
Vietnam Technological & Commercial Joint Stock Bank(a)	520,800	515,561
		2,061,727

TOTAL COMMON STOCKS
(Cost $97,218,940)		87,536,549
	Shares	Value (Note 2)
TOTAL INVESTMENTS (96.58%)
(Cost $97,218,940)		$87,536,549

Other Assets In Excess Of Liabilities (3.42%)		3,101,791

NET ASSETS (100.00%)		$90,638,340

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $1,759,944, representing 1.94% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $6,386,290, representing 7.05% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Sector Composition (October 31, 2022) (Unaudited)
Technology	23.0%
Financials	21.6%
Consumer	18.1%
Health Care	13.8%
Industrials	12.8%
Energy & Materials	7.3%
Cash, Cash Equivalents, & Other Net Assets	3.4%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
Banks	11.0%
IT Services	10.8%
Capital Markets	10.6%
Health Care Equipment & Supplies	6.5%
Professional Services	6.4%
Semiconductors & Semiconductor Equipment	5.9%
Oil, Gas & Consumable Fuels	5.8%
Multiline Retail	5.8%
Internet & Direct Marketing Retail	5.6%
Pharmaceuticals	5.0%
Communications Equipment	2.6%
Auto Components	2.5%
Electronic Equipment, Instruments & Components	1.6%
Health Care Providers & Services	1.5%
Specialty Retail	1.4%
Trading Companies & Distributors	1.3%
Food & Staples Retailing	1.3%
Electrical Equipment	1.3%
Machinery	1.2%
Commercial Services & Supplies	1.1%
Construction & Engineering	1.0%
Chemicals	1.0%
Other Industries (each less than 1%)	5.4%
Cash and Other Assets, Less Liabilities	3.4%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	45

Grandeur Peak Global Explorer Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (92.02%)
Argentina (0.81%)
Globant SA(a)	375	$70,755

Australia (2.54%)
Atturra, Ltd.(a)	61,650	31,548
Australian Ethical Investment, Ltd.	3,458	10,241
EQT Holdings, Ltd.	1,493	24,066
HUB24, Ltd.	1,168	18,932
Imdex, Ltd.	7,446	9,716
Kogan.com, Ltd.(a)	15,573	32,773
Netwealth Group, Ltd.	2,531	19,686
PeopleIN, Ltd.	12,274	25,751
QANTM Intellectual Property, Ltd.	48,896	30,182
Redbubble, Ltd.(a)	21,783	7,176
Whispir, Ltd.(a)	44,990	12,662
		222,733

Belgium (1.02%)
Melexis NV	523	36,077
Warehouses De Pauw CVA	1,180	30,296
X-Fab Silicon Foundries SE(a)(b)(c)	4,483	23,237
		89,610

Brazil (2.51%)
CI&T, Inc., Class A(a)	1,866	15,301
Grupo Mateus SA(a)	50,860	71,384
Locaweb Servicos de Internet SA(a)(b)(c)	13,400	28,250
Patria Investments, Ltd., Class A	4,623	65,739
Pet Center Comercio e Participacoes SA	23,332	39,252
		219,926

Britain (11.26%)
AB Dynamics PLC	1,154	21,373
Abcam PLC(a)	1,906	29,377
B&M European Value Retail SA	22,995	85,072
boohoo Group PLC(a)	17,178	7,996
Bytes Technology Group PLC	3,653	15,048
CVS Group PLC	4,111	89,151
Darktrace PLC(a)	3,700	15,169
Dechra Pharmaceuticals PLC	2,891	86,864
Diploma PLC	1,103	31,446
Elixirr International PLC	2,575	15,208
Endava PLC, ADR(a)	1,234	94,080
Ergomed PLC(a)	1,830	25,729
Foresight Group Holdings, Ltd.	8,771	36,412
FRP Advisory Group PLC	11,942	21,433
Gresham House PLC	2,015	16,869
	Shares	Value (Note 2)
Britain (continued)
Halma PLC	534	$12,952
Impax Asset Management Group PLC	11,171	85,833
JTC PLC(b)(c)	5,436	43,576
K3 Capital Group PLC	14,584	46,412
Keystone Law Group PLC	4,427	24,623
Marlowe PLC(a)	2,824	25,909
Pensionbee Group PLC(a)	7,202	4,873
Pets at Home Group PLC	4,200	13,862
Softcat PLC	3,931	50,491
St. James's Place PLC	2,497	30,497
Volution Group PLC	16,311	57,800
		988,055

Canada (1.13%)
Aritzia, Inc.(a)	500	19,393
Converge Technology Solutions Corp.(a)	4,900	20,070
Docebo, Inc.(a)	611	17,765
Gildan Activewear, Inc.	778	24,550
Guardian Capital Group, Ltd., Class A	392	7,481
Richelieu Hardware, Ltd.	355	9,529
		98,788

China (3.46%)
Angelalign Technology, Inc.(b)(c)	1,200	10,594
ANTA Sports Products, Ltd.	1,200	10,548
CSPC Pharmaceutical Group, Ltd.	18,000	18,505
Guangzhou Kingmed Diagnostics Group Co., Ltd.	2,000	20,705
Hangzhou Robam Appliances Co., Ltd., Class A	5,931	16,659
Hangzhou Tigermed Consulting Co., Ltd., Class A	1,000	11,420
Man Wah Holdings, Ltd.	28,900	16,126
O2Micro International, Ltd., ADR(a)	8,811	36,478
Shanghai Kindly Medical Instruments Co., Ltd., Class H(c)	2,300	7,867
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	700	31,213
Silergy Corp.	5,000	58,034
Suofeiya Home Collection Co., Ltd., Class A	2,200	4,202
WuXi AppTec Co., Ltd., Class H(b)(c)	4,634	40,815

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
China (continued)
Wuxi Biologics Cayman, Inc.(a)(b)(c)	4,500	$20,351
		303,517

Colombia (0.50%)
Parex Resources, Inc.	2,884	43,990

Finland (0.99%)
Evli Oyj(a)	467	7,292
Musti Group Oyj(a)	4,237	79,641
		86,933

France (3.43%)
Alten SA	608	71,081
Antin Infrastructure Partners SA	1,669	36,320
Aubay	398	17,424
Bureau Veritas SA	400	9,910
Esker SA	209	27,450
Neurones	240	8,325
Thermador Groupe	482	40,155
Virbac SA	297	72,791
Wavestone	404	17,407
		300,863

Germany (2.77%)
Atoss Software AG	342	41,707
Dermapharm Holding SE	1,173	44,630
Mensch und Maschine Software SE	874	39,732
Nagarro SE(a)	529	52,697
Nexus AG	863	46,310
QIAGEN NV(a)	417	18,164
		243,240

Greece (0.14%)
Kri-Kri Milk Industry SA	2,300	12,229

Hong Kong (0.59%)
Plover Bay Technologies, Ltd.(c)	95,861	22,348
Techtronic Industries Co., Ltd.	3,100	29,363
		51,711

India (4.69%)
Ajanta Pharma, Ltd.	1,246	19,492
Cera Sanitaryware, Ltd.	709	47,753
Computer Age Management Services, Ltd.	900	27,716
EPL, Ltd.	6,200	11,516
Gulf Oil Lubricants India, Ltd.	5,160	25,773
IndiaMart InterMesh, Ltd.(b)(c)	188	10,428
Kotak Mahindra Bank, Ltd.	1,985	45,609
Mayur Uniquoters, Ltd.(a)	2,400	13,556
	Shares	Value (Note 2)
India (continued)
Metropolis Healthcare, Ltd.(b)(c)	2,372	$48,479
Nippon Life India Asset Management, Ltd.(b)(c)	7,500	24,508
Polycab India, Ltd.	500	16,777
SJS Enterprises, Ltd.(a)	2,273	12,265
Tarsons Products, Ltd.(a)	2,553	24,002
WNS Holdings, Ltd., ADR(a)	970	83,497
		411,371

Indonesia (1.48%)
Ace Hardware Indonesia Tbk PT	196,500	7,118
Arwana Citramulia Tbk PT	362,800	21,283
Avia Avian Tbk PT	445,300	22,411
Bank Central Asia Tbk PT	36,500	20,593
Bank Tabungan Pensiunan Nasional Syariah	56,600	10,705
Metrodata Electronics Tbk PT	336,400	12,617
Selamat Sempurna Tbk PT	186,600	17,945
Ultrajaya Milk Industry & Trading Co. Tbk PT	188,000	16,995
		129,667

Ireland (0.97%)
Keywords Studios PLC	1,872	51,738
Uniphar PLC	9,638	33,337
		85,075

Israel (0.27%)
Wix.com, Ltd.(a)	281	23,632

Italy (2.32%)
DiaSorin SpA	99	12,944
FinecoBank Banca Fineco SpA	2,610	35,182
GVS SpA(b)(c)	2,062	10,576
Interpump Group SpA	1,975	76,471
Piovan SpA(b)(c)	941	7,235
Recordati Industria Chimica e Farmaceutica SpA	662	24,880
Sesa SpA	335	36,318
		203,606

Japan (11.50%)
BayCurrent Consulting, Inc.	2,000	56,357
Beenos, Inc.	3,000	54,555
Carenet, Inc.	4,500	41,340
Central Automotive Products, Ltd.	700	10,564
Charm Care Corp.	3,000	21,184
Confidence, Inc.	400	4,985
Cosmos Pharmaceutical Corp.	200	19,368
Create SD Holdings Co., Ltd.	400	8,527
Creema, Ltd.(a)	3,600	11,524
CrowdWorks, Inc.(a)	1,200	14,300

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	47

Grandeur Peak Global Explorer Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
Cyber Security Cloud, Inc.(a)	900	$12,275
eGuarantee, Inc.	2,100	33,980
ENECHANGE, Ltd.(a)	2,200	13,390
Freee KK(a)	600	11,742
Future Corp.	1,700	19,127
Gakujo Co., Ltd.	1,700	16,452
GMO Financial Gate, Inc.	100	9,375
GMO Payment Gateway, Inc.	100	7,216
GMO Pepabo, Inc.	900	12,178
gremz, Inc.	1,900	22,029
Hennge KK(a)	1,300	9,224
Lasertec Corp.	100	14,318
M&A Capital Partners Co., Ltd.(a)	1,500	38,333
M3, Inc.	400	11,960
MarkLines Co., Ltd.	2,500	43,125
MatsukiyoCocokara & Co.	300	10,935
MCJ Co., Ltd.	1,700	10,747
Medikit Co., Ltd.	700	11,392
Meinan M&A Co., Ltd.	800	6,537
Meitec Corp.	2,400	40,496
MonotaRO Co., Ltd.	1,900	28,980
Nihon M&A Center Holdings, Inc.	3,300	37,351
OBIC Business Consultants Co., Ltd.	600	17,270
Open Door, Inc.(a)	2,100	25,139
Prestige International, Inc.	1,800	8,716
Seria Co., Ltd.	3,000	49,067
SHIFT, Inc.(a)	100	15,676
SMS Co., Ltd.	200	4,600
Sun*, Inc.(a)	3,400	20,602
Synchro Food Co., Ltd.(a)	2,800	9,453
System Information Co., Ltd.	1,500	10,017
System Support, Inc.	1,300	12,590
Syuppin Co., Ltd.	2,200	22,149
TechnoPro Holdings, Inc.	2,000	47,681
Tsuruha Holdings, Inc.	200	11,635
User Local, Inc.	1,400	15,159
Visional, Inc.(a)	400	27,277
WDB coco Co., Ltd.	300	8,504
WealthNavi, Inc.(a)	1,200	11,226
YAKUODO Holdings Co., Ltd.	1,500	28,104
		1,008,731

Luxembourg (0.13%)
Sword Group	316	11,914

Mexico (0.95%)
Bolsa Mexicana de Valores SAB de CV	10,300	18,673
GMexico Transportes SAB de CV(b)(c)	11,132	20,508
Grupo Aeroportuario del Centro Norte SAB de CV	2,151	17,153
	Shares	Value (Note 2)
Mexico (continued)
Regional SAB de CV	3,850	$26,835
		83,169

Netherlands (0.14%)
Shop Apotheke Europe NV(a)(b)(c)	293	12,147

Norway (0.99%)
Bouvet ASA	3,852	20,379
Nordhealth AS, Class A(a)	5,100	9,124
Self Storage Group ASA(a)	13,300	36,077
SmartCraft ASA(a)	13,607	20,942
		86,522

Philippines (0.77%)
AllHome Corp.	196,808	9,339
Puregold Price Club, Inc.	35,797	18,532
Robinsons Land Corp.	32,000	8,195
Wilcon Depot, Inc.	63,033	31,924
		67,990

Poland (0.80%)
Answear.com SA, Class A(a)	1,850	7,618
Dino Polska SA(a)(b)(c)	960	62,779
		70,397

Singapore (0.46%)
iFAST Corp., Ltd.	5,800	16,594
Riverstone Holdings, Ltd.	61,445	23,439
		40,033

South Africa (0.43%)
Italtile, Ltd.	20,554	15,386
Transaction Capital, Ltd.	9,996	22,360
		37,746

South Korea (0.50%)
Hyundai Ezwel Co., Ltd.	1,082	3,912
LEENO Industrial, Inc.	120	11,525
MegaStudyEdu Co., Ltd.	147	8,854
Suprema, Inc.(a)	499	8,478
Tokai Carbon Korea Co., Ltd.	162	11,543
		44,312

Sweden (3.40%)
AddTech AB, Class B	2,600	31,460
Beijer Alma AB	1,676	23,437
Byggfakta Group Nordic Holdco AB(a)	4,150	10,983
Cint Group AB(a)	2,301	12,150
EQT AB	620	12,219
KNOW IT AB	2,219	44,174
Lifco AB	870	12,572
Lyko Group AB, Class A(a)(c)	640	8,776
Nordnet AB publ	2,442	30,301

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Sweden (continued)
Sagax AB, Class B	1,000	$18,440
Sdiptech AB, Class B(a)	1,194	23,034
SwedenCare AB	6,960	23,985
Teqnion AB	3,170	35,888
Vitec Software Group AB, Class B	290	10,653
		298,072

Taiwan (3.11%)
Bioteque Corp.	6,227	20,678
Brighten Optix Corp.	3,000	16,293
FineTek Co., Ltd.	6,660	18,271
Fuzetec Technology Co., Ltd.	11,000	13,894
GEM Services, Inc./Tw	9,000	17,401
M3 Technology, Inc.	6,000	19,552
Realtek Semiconductor Corp.	2,000	15,827
Sinbon Electronics Co., Ltd.	3,000	23,322
Sporton International, Inc.	13,000	81,496
Voltronic Power Technology Corp.	1,000	40,655
Zhen Yu Hardware Co., Ltd.	2,000	5,772
		273,161

Thailand (0.42%)
Humanica PCL	60,700	17,543
Netbay PCL	15,500	12,116
TQM Alpha PCL	7,000	6,897
		36,556

United States (25.92%)
AgileThought, Inc.(a)	4,104	18,468
Alexandria Real Estate Equities, Inc.	154	22,376
Align Technology, Inc.(a)	102	19,819
Alpha Teknova, Inc.(a)	2,252	10,337
Ashtead Group PLC	274	14,297
Bank of Hawaii Corp.	249	18,912
Bank of NT Butterfield & Son, Ltd.	1,405	48,529
Barrett Business Services, Inc.	200	17,444
Bizlink Holding, Inc.	3,000	22,950
Blackstone, Inc.	204	18,593
Bowman Consulting Group, Ltd.(a)	1,197	18,494
CareDx, Inc.(a)	420	8,362
Chewy, Inc., Class A(a)	454	17,583
Coastal Financial Corp.(a)	226	10,536
Dexcom, Inc.(a)	212	25,605
Digital Realty Trust, Inc.	146	14,637
DigitalOcean Holdings, Inc.(a)	613	22,019
Elastic NV(a)	647	41,376
EPAM Systems, Inc.(a)	21	7,350
Equinix, Inc.	34	19,259
Esquire Financial Holdings, Inc.	1,180	53,312
Etsy, Inc.(a)	339	31,836
	Shares	Value (Note 2)
United States (continued)
Exact Sciences Corp.(a)	289	$10,051
Fastenal Co.	611	29,530
Figs, Inc., Class A(a)	4,893	36,110
First Hawaiian, Inc.	787	20,131
First Republic Bank	699	83,950
Five Below, Inc.(a)	163	23,855
Freshpet, Inc.(a)	299	17,626
Frontage Holdings Corp.(a)(b)(c)	172,400	38,874
Genpact, Ltd.	1,072	51,992
Gitlab, Inc., Class A(a)	347	16,816
Global Industrial Co.	2,091	66,368
Goosehead Insurance, Inc., Class A(a)	593	24,615
GQG Partners, Inc.	27,205	25,059
Hackett Group, Inc.	1,557	34,005
Heska Corp.(a)	378	27,125
Houlihan Lokey, Inc.	109	9,736
HubSpot, Inc.(a)	140	41,518
I3 Verticals, Inc., Class A(a)	583	12,686
Insperity, Inc.	464	54,761
JFrog, Ltd.(a)	2,211	56,159
Joint Corp.(a)	732	12,093
LeMaitre Vascular, Inc.	926	40,188
LGI Homes, Inc.(a)	271	24,946
Littelfuse, Inc.	229	50,437
Lululemon Athletica, Inc.(a)	70	23,033
MarketAxess Holdings, Inc.	72	17,571
MaxCyte, Inc.(a)	5,071	35,091
Medpace Holdings, Inc.(a)	196	43,508
Metropolitan Bank Holding Corp.(a)	174	11,484
Microchip Technology, Inc.	483	29,820
Monolithic Power Systems, Inc.	21	7,128
MSCI, Inc.	37	17,348
New Relic, Inc.(a)	302	17,890
NV5 Global, Inc.(a)	104	15,075
Ollie's Bargain Outlet Holdings, Inc.(a)	844	47,264
P10, Inc., Class A	5,561	57,779
PagerDuty, Inc.(a)	1,309	32,646
Paycom Software, Inc.(a)	115	39,790
Paylocity Holding Corp.(a)	57	13,212
PJT Partners, Inc., Class A	899	66,886
Plumas Bancorp	408	13,505
Pool Corp.	73	22,209
Power Integrations, Inc.	328	21,881
Qualys, Inc.(a)	486	69,284
Rapid7, Inc.(a)	492	22,273
Rexford Industrial Realty, Inc.	486	26,866
Ross Stores, Inc.	137	13,110
Shoals Technologies Group, Inc., Class A(a)	1,491	34,457
Signature Bank	91	14,426
Silicon Laboratories, Inc.(a)	207	23,788
Skechers USA, Inc., Class A, Class A(a)	397	13,669

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	49

Grandeur Peak Global Explorer Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Sprouts Farmers Market, Inc.(a)	792	$23,364
Squarespace, Inc., Class A(a)	1,408	31,272
SVB Financial Group(a)	216	49,887
Terreno Realty Corp.	350	19,999
TPG, Inc.	1,286	39,545
Tradeweb Markets, Inc.	239	13,164
TriMas Corp.	646	14,761
Ulta Beauty, Inc.(a)	39	16,355
WW Grainger, Inc.	40	23,374
		2,273,439

Vietnam (1.62%)
FPT Corp.	24,000	73,014
Lix Detergent JSC	11,700	20,246
Vietnam Technological & Commercial Joint Stock Bank(a)	49,000	48,507
		141,767

TOTAL COMMON STOCKS
(Cost $11,037,763)		8,071,657

TOTAL INVESTMENTS (92.02%)
(Cost $11,037,763)		$8,071,657

Other Assets In Excess Of Liabilities (7.98%)		699,818

NET ASSETS (100.00%)		$8,771,475

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $386,655, representing 4.41% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $425,646, representing 4.85% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Sector Composition (October 31, 2022) (Unaudited)

Technology	26.9%
Financials	18.4%
Industrials	16.7%
Consumer	14.3%
Health Care	14.1%
Energy & Materials	1.6%
Cash, Cash Equivalents, & Other Net Assets	8.0%
100.0%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

Industry Composition (October 31, 2022) (Unaudited)

IT Services	12.85%
Capital Markets	9.75%
Software	7.48%
Professional Services	6.15%
Banks	5.85%
Trading Companies & Distributors	3.68%
Semiconductors & Semiconductor Equipment	3.49%
Pharmaceuticals	3.31%
Specialty Retail	3.25%
Health Care Equipment & Supplies	3.23%
Life Sciences Tools & Services	3.15%
Food & Staples Retailing	3.04%
Health Care Providers & Services	2.57%
Internet & Direct Marketing Retail	2.35%
Multiline Retail	2.07%
Electronic Equipment, Instruments & Components	2.04%
Machinery	1.67%
Equity Real Estate Investment Trusts (REITs)	1.54%
Electrical Equipment	1.51%
Building Products	1.45%
Commercial Services & Supplies	1.32%
Health Care Technology	1.25%
Other Industries (each less than 1%)	9.02%
Cash, Cash Equivalents, & Other Net Assets	7.98%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	51

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (101.04%)
Australia (4.99%)
Atturra, Ltd.(a)	498,743	$255,218
Australian Ethical Investment, Ltd.	44,054	130,470
Fiducian Group, Ltd.	183,653	832,891
Kogan.com, Ltd.(a)	224,164	471,743
PeopleIN, Ltd.	146,846	308,091
Whispir, Ltd.(a)	671,027	188,858
		2,187,271

Belgium (0.51%)
X-Fab Silicon Foundries SE(a)(b)(c)	43,412	225,020

Britain (12.50%)
AB Dynamics PLC	13,514	250,291
Bytes Technology Group PLC	15,079	62,115
City of London Investment Group PLC	51,167	225,619
CVS Group PLC	11,141	241,604
Elixirr International PLC	67,655	399,572
Ergomed PLC(a)	16,808	236,317
Foresight Group Holdings, Ltd.	78,753	326,937
FRP Advisory Group PLC	252,703	453,537
Impax Asset Management Group PLC	59,855	459,900
JTC PLC(b)(c)	49,351	395,605
K3 Capital Group PLC	241,532	768,646
Keystone Law Group PLC	41,394	230,233
On the Beach Group PLC(a)(b)(c)	163,775	194,203
Pensionbee Group PLC(a)	153,582	103,916
Premier Miton Group PLC	280,507	279,867
Victorian Plumbing Group PLC(a)	248,056	164,140
Volution Group PLC	136,926	485,213
XPS Pensions Group PLC(c)	147,229	200,923
		5,478,638

Canada (0.67%)
BioSyent, Inc.(a)	48,100	243,616
Guardian Capital Group, Ltd., Class A	2,536	48,399
		292,015

China (1.86%)
O2Micro International, Ltd., ADR(a)	144,479	598,143
TK Group Holdings, Ltd.	1,060,600	216,183
		814,326

Finland (1.72%)
Musti Group Oyj(a)	40,126	754,229
	Shares	Value (Note 2)
France (3.07%)
Aubay	3,600	$157,606
Esker SA	1,872	245,866
Neurones	9,400	326,063
Thermador Groupe	4,482	373,393
Wavestone	5,647	243,316
		1,346,244

Germany (2.04%)
Friedrich Vorwerk Group SE	5,285	102,369
Mensch und Maschine Software SE	7,688	349,493
Nexus AG	6,251	335,441
UmweltBank AG	9,246	105,536
		892,839

Greece (1.03%)
Kri-Kri Milk Industry SA	42,365	225,245
Sarantis SA	36,028	226,090
		451,335

Hong Kong (0.74%)
Plover Bay Technologies, Ltd.(c)	1,383,600	322,561

India (4.96%)
Cera Sanitaryware, Ltd.	7,803	525,559
Gulf Oil Lubricants India, Ltd.	50,712	253,292
Jyothy Labs, Ltd.	121,614	290,822
Metropolis Healthcare, Ltd.(b)(c)	26,021	531,815
Tarsons Products, Ltd.(a)	26,944	253,319
Westlife Foodworld, Ltd.	35,235	318,308
		2,173,115

Indonesia (1.23%)
Arwana Citramulia Tbk PT	2,517,600	147,691
Map Aktif Adiperkasa PT(a)	830,500	170,386
Selamat Sempurna Tbk PT	2,309,700	222,122
		540,199

Ireland (0.71%)
Uniphar PLC	90,411	312,720

Israel (0.13%)
Max Stock, Ltd.	41,382	59,141

Italy (0.33%)
Piovan SpA(b)(c)	18,758	144,222

Japan (22.40%)
Beenos, Inc.	60,400	1,098,366
Carenet, Inc.	61,100	561,301
Central Automotive Products, Ltd.	10,900	164,495
Charm Care Corp.	62,600	442,046

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
Confidence, Inc.	14,800	$184,434
Creema, Ltd.(a)	49,200	157,498
CrowdWorks, Inc.(a)	28,600	340,827
eGuarantee, Inc.	26,000	420,700
ENECHANGE, Ltd.(a)	20,200	122,943
GMO Pepabo, Inc.	25,200	340,983
gremz, Inc.	21,300	246,957
Hennge KK(a)	35,100	249,037
M&A Capital Partners Co., Ltd.(a)	33,000	843,337
MarkLines Co., Ltd.	19,000	327,751
Medikit Co., Ltd.	4,800	78,120
Meinan M&A Co., Ltd.	28,300	231,242
Naigai Trans Line, Ltd.	4,400	60,957
Open Door, Inc.(a)	11,300	135,270
Prestige International, Inc.	50,000	242,106
Strike Co., Ltd.	16,500	509,886
Sun*, Inc.(a)	72,600	439,911
Synchro Food Co., Ltd.(a)	62,300	210,327
System Information Co., Ltd.	33,400	223,049
System Support, Inc.	33,200	321,517
Syuppin Co., Ltd.	57,500	578,886
User Local, Inc.	9,300	100,696
Vega Corp. Co., Ltd.	3,000	9,987
WDB coco Co., Ltd.	5,000	141,733
YAKUODO Holdings Co., Ltd.	46,100	863,745
YMIRLINK, Inc.(a)	20,500	171,643
		9,819,750

Luxembourg (0.77%)
Sword Group	8,972	338,260

Norway (3.24%)
Bouvet ASA	38,828	205,417
Nordhealth AS, Class A(a)	129,479	231,654
Self Storage Group ASA(a)	268,416	728,090
SmartCraft ASA(a)	166,002	255,482
		1,420,643

Oman (0.43%)
Tethys Oil AB	30,300	186,747

Philippines (1.18%)
AllHome Corp.	3,701,098	175,635
Pryce Corp.	3,937,000	343,086
		518,721

Poland (0.44%)
Answear.com SA, Class A(a)	46,403	191,090

Singapore (0.86%)
Riverstone Holdings, Ltd.	992,800	378,717

South Korea (0.76%)
Hyundai Ezwel Co., Ltd.	25,910	93,676
	Shares	Value (Note 2)
South Korea (continued)
MegaStudyEdu Co., Ltd.	2,818	$169,739
Suprema, Inc.(a)	4,066	69,077
		332,492

Sweden (5.77%)
KNOW IT AB	27,537	548,186
Lyko Group AB, Class A(a)(c)	12,424	170,361
OEM International AB, Class B	35,479	177,376
Sdiptech AB, Class B(a)	8,461	163,225
SwedenCare AB	218,835	754,146
Teqnion AB	36,700	415,489
Vitec Software Group AB, Class B	8,128	298,583
		2,527,366

Taiwan (5.83%)
Bioteque Corp.	77,000	255,691
Brighten Optix Corp.	44,000	238,963
FineTek Co., Ltd.	123,256	338,144
Fuzetec Technology Co., Ltd.	123,955	156,567
GEM Services, Inc./Tw	182,000	351,885
M3 Technology, Inc.	53,000	172,705
Sporton International, Inc.	98,761	619,124
Tofu Restaurant Co., Ltd.	38,776	223,227
Wistron Information Technology & Services Corp.	83,000	198,082
		2,554,388

Thailand (0.84%)
Humanica PCL	935,000	270,231
Netbay PCL	125,000	97,708
		367,939

United States (21.44%)
4imprint Group PLC	13,553	539,328
Barrett Business Services, Inc.	8,530	743,987
Bowman Consulting Group, Ltd.(a)	53,433	825,540
Coastal Financial Corp.(a)	15,973	744,661
Esquire Financial Holdings, Inc.	25,349	1,145,268
Evolution Petroleum Corp.	88,988	702,115
Frontage Holdings Corp.(a)(b)(c)	1,093,800	246,638
Global Industrial Co.	12,150	385,641
Hackett Group, Inc.	35,644	778,465
Heska Corp.(a)	4,072	292,207
Joint Corp.(a)	41,778	690,173
LeMaitre Vascular, Inc.	18,438	800,209
MaxCyte, Inc.(a)	115,776	801,170
Plumas Bancorp	21,261	703,739
		9,399,141

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	53

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Vietnam (0.59%)
Lix Detergent JSC	150,720	$260,803

TOTAL COMMON STOCKS
(Cost $44,875,020)		44,289,932

TOTAL INVESTMENTS (101.04%)
(Cost $44,875,020)		$44,289,932

Liabilities In Excess Of Other Assets (-1.04%)		(457,346)

NET ASSETS (100.00%)		$43,832,586

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $1,737,505, representing 3.96% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $2,431,349, representing 5.55% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	22.6%
Industrials	19.7%
Financials	18.6%
Health Care	18.5%
Consumer	18.0%
Energy & Materials	3.6%
Cash, Cash Equivalents, & Other Net Assets	-1.0%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
Capital Markets	11.5%
IT Services	10.7%
Professional Services	7.4%
Internet & Direct Marketing Retail	6.9%
Banks	6.1%
Health Care Providers & Services	5.1%
Software	5.1%
Health Care Equipment & Supplies	4.7%
Life Sciences Tools & Services	3.8%
Commercial Services & Supplies	3.1%
Oil, Gas & Consumable Fuels	3.0%
Trading Companies & Distributors	3.0%
Specialty Retail	2.9%
Semiconductors & Semiconductor Equipment	2.7%
Health Care Technology	2.6%
Building Products	2.6%
Pharmaceuticals	2.3%
Food & Staples Retailing	2.0%
Construction & Engineering	1.9%
Hotels, Restaurants & Leisure	1.9%
Household Products	1.3%
Interactive Media & Services	1.2%
Media	1.2%
Auto Components	1.1%
Diversified Financial Services	1.0%
Electronic Equipment, Instruments & Components	1.0%
Other Industries (each less than 1%)	4.9%
Cash and Other Assets, Less Liabilities	-1.0%
Total	100.0%

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.06%)
Argentina (1.17%)
Globant SA(a)	38,237	$7,214,557

Australia (0.13%)
Fiducian Group, Ltd.	182,850	829,249

Bangladesh (0.35%)
Square Pharmaceuticals, Ltd.	1,038,829	2,151,494

Belgium (1.72%)
Melexis NV	103,300	7,125,616
X-Fab Silicon Foundries SE(a)(b)(c)	666,184	3,453,078
		10,578,694

Brazil (0.55%)
Patria Investments, Ltd., Class A	238,699	3,394,300

Britain (17.92%)
B&M European Value Retail SA	3,818,859	14,128,189
boohoo Group PLC(a)	3,622,736	1,686,337
Bytes Technology Group PLC	256,480	1,056,521
City of London Investment Group PLC	393,420	1,734,768
CVS Group PLC	735,454	15,949,076
Dechra Pharmaceuticals PLC	413,659	12,428,888
Diploma PLC	154,351	4,400,470
Elixirr International PLC	59,520	351,527
Endava PLC, ADR(a)	218,462	16,655,543
Foresight Group Holdings, Ltd.	617,350	2,562,881
FRP Advisory Group PLC	756,129	1,357,059
Halma PLC	99,798	2,420,587
Impax Asset Management Group PLC	556,731	4,277,684
Intertek Group PLC	106,243	4,452,023
JTC PLC(b)(c)	473,767	3,797,786
K3 Capital Group PLC	1,023,251	3,256,369
Marlowe PLC(a)	252,521	2,316,733
On the Beach Group PLC(a)(b)(c)	1,126,330	1,335,595
Premier Miton Group PLC	1,939,173	1,934,748
Softcat PLC	355,577	4,567,096
St. James's Place PLC	340,805	4,162,402
Victorian Plumbing Group PLC(a)	1,039,569	687,888
Volution Group PLC	1,315,960	4,663,260
		110,183,430

Canada (2.28%)
Aritzia, Inc.(a)	101,000	3,917,378
Gildan Activewear, Inc.	119,825	3,781,170
Guardian Capital Group, Ltd., Class A	47,650	909,385
	Shares	Value (Note 2)
Canada (continued)
Richelieu Hardware, Ltd.	200,965	$5,394,568
		14,002,501

China (2.62%)
Hangzhou Robam Appliances Co., Ltd., Class A	1,241,826	3,487,989
Man Wah Holdings, Ltd.	4,124,900	2,301,639
O2Micro International, Ltd., ADR(a)	759,114	3,142,732
Silergy Corp.	477,008	5,536,535
Suofeiya Home Collection Co., Ltd., Class A	871,633	1,664,780
		16,133,675

Finland (1.26%)
Musti Group Oyj(a)	411,649	7,737,564

France (6.27%)
Alten SA	93,899	10,977,727
Antin Infrastructure Partners SA	83,500	1,817,065
Esker SA	33,542	4,405,352
Neurones	110,960	3,848,932
Thermador Groupe	63,244	5,268,823
Virbac SA	39,336	9,640,700
Wavestone	59,623	2,569,017
		38,527,616

Germany (2.60%)
Dermapharm Holding SE	114,282	4,348,157
Fashionette AG(a)	140,250	541,934
Friedrich Vorwerk Group SE	60,903	1,179,672
Nagarro SE(a)	30,956	3,083,700
Nexus AG	82,800	4,443,210
QIAGEN NV(a)	55,480	2,416,709
		16,013,382

India (4.25%)
Cera Sanitaryware, Ltd.	44,638	3,006,523
Computer Age Management Services, Ltd.	96,734	2,978,943
Gulf Oil Lubricants India, Ltd.	186,873	933,377
Metropolis Healthcare, Ltd.(b)(c)	346,724	7,086,318
Nippon Life India Asset Management, Ltd.(b)(c)	367,612	1,201,281
WNS Holdings, Ltd., ADR(a)	127,009	10,932,935
		26,139,377

Indonesia (1.66%)
Ace Hardware Indonesia Tbk PT	53,571,800	1,940,572
Arwana Citramulia Tbk PT	46,609,800	2,734,282
Selamat Sempurna Tbk PT	40,416,300	3,886,805

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	55

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Indonesia (continued)
Ultrajaya Milk Industry & Trading Co. Tbk PT	18,240,200	$1,648,898
		10,210,557

Ireland (1.87%)
ICON PLC, ADR(a)	20,418	4,039,497
Irish Residential Properties REIT PLC	762,218	824,068
Keywords Studios PLC	238,989	6,605,162
		11,468,727

Italy (2.20%)
DiaSorin SpA	21,445	2,803,836
GVS SpA(b)(c)	11,886	60,964
Interpump Group SpA	153,326	5,936,725
Recordati Industria Chimica e Farmaceutica SpA	84,788	3,186,599
Sesa SpA	14,281	1,548,217
		13,536,341

Japan (10.26%)
AIT Corp.	335,100	3,396,185
BayCurrent Consulting, Inc.	153,000	4,311,308
Carenet, Inc.	253,500	2,328,800
Charm Care Corp.	191,500	1,352,265
Create SD Holdings Co., Ltd.	127,500	2,718,148
Funai Soken Holdings, Inc.	110,800	1,976,881
M&A Capital Partners Co., Ltd.(a)	231,100	5,905,915
MarkLines Co., Ltd.	247,400	4,267,669
Medikit Co., Ltd.	83,700	1,362,211
MonotaRO Co., Ltd.	176,500	2,692,101
Naigai Trans Line, Ltd.	66,000	914,355
Prestige International, Inc.	205,300	994,089
Seria Co., Ltd.	444,700	7,273,347
Strike Co., Ltd.	219,800	6,792,300
Sun*, Inc.(a)	367,100	2,224,400
Synchro Food Co., Ltd.(a)	449,300	1,516,854
System Information Co., Ltd.	135,500	904,882
Trancom Co., Ltd.	75,370	3,867,468
Tsuruha Holdings, Inc.	49,000	2,850,466
User Local, Inc.	140,200	1,518,020
Visional, Inc.(a)	12,100	825,139
YAKUODO Holdings Co., Ltd.	164,800	3,087,749
		63,080,552

Luxembourg (0.26%)
Sword Group	41,691	1,571,823

Mexico (1.54%)
GMexico Transportes SAB de CV(b)(c)	829,069	1,527,331
Grupo Aeroportuario del Centro Norte SAB de CV	392,400	3,129,218
	Shares	Value (Note 2)
Mexico (continued)
Regional SAB de CV	691,727	$4,821,456
		9,478,005

Netherlands (0.26%)
Shop Apotheke Europe NV(a)(b)(c)	38,472	1,594,937

Norway (0.87%)
Bouvet ASA	230,309	1,218,431
Nordhealth AS, Class A(a)	1,049,587	1,877,841
SmartCraft ASA(a)	1,457,082	2,242,495
		5,338,767

Philippines (1.22%)
AllHome Corp.	3,534,674	167,737
Concepcion Industrial Corp.	1,020,252	281,692
Puregold Price Club, Inc.	8,009,700	4,146,523
Wilcon Depot, Inc.	5,691,200	2,882,428
		7,478,380

Poland (1.27%)
Dino Polska SA(a)(b)(c)	119,058	7,785,741

Singapore (0.68%)
Riverstone Holdings, Ltd.	10,959,200	4,180,537

South Africa (0.29%)
Italtile, Ltd.	2,394,999	1,792,786

South Korea (0.30%)
LEENO Industrial, Inc.	18,998	1,824,512

Sweden (4.17%)
AddTech AB, Class B	173,160	2,095,259
Beijer Alma AB	355,025	4,964,665
Boozt AB(a)(b)(c)	213,043	1,555,199
Byggfakta Group Nordic Holdco AB(a)	570,528	1,509,875
Cint Group AB(a)	224,379	1,184,771
Hexpol AB	235,268	2,322,593
KNOW IT AB	187,743	3,737,448
Lifco AB	152,926	2,209,845
Lyko Group AB, Class A(a)(c)	50,031	686,039
Sdiptech AB, Class B(a)	184,009	3,549,788
SwedenCare AB	538,549	1,855,939
		25,671,421

Taiwan (1.87%)
Bioteque Corp.	1,193,000	3,961,549
Fuzetec Technology Co., Ltd.	278,482	351,748
M3 Technology, Inc.	237,000	772,286
Sporton International, Inc.	903,954	5,666,808
Tofu Restaurant Co., Ltd.	131,040	754,377
		11,506,768

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
United States (28.26%)
4imprint Group PLC	146,389	$5,825,409
Align Technology, Inc.(a)	15,760	3,062,168
Bank of NT Butterfield & Son, Ltd.	214,652	7,414,080
Bizlink Holding, Inc.	659,900	5,048,191
Elastic NV(a)	20,635	1,319,608
Esquire Financial Holdings, Inc.	36,196	1,635,335
Figs, Inc., Class A(a)	525,523	3,878,360
First Republic Bank	77,957	9,362,636
Five Below, Inc.(a)	42,648	6,241,535
Frontage Holdings Corp.(a)(b)(c)	11,166,283	2,517,860
Genpact, Ltd.	228,623	11,088,215
Glacier Bancorp, Inc.	143,685	8,230,277
Global Industrial Co.	237,580	7,540,789
GQG Partners, Inc.	2,094,198	1,928,964
Hackett Group, Inc.	126,955	2,772,697
Heska Corp.(a)	78,514	5,634,165
HubSpot, Inc.(a)	8,442	2,503,560
Insperity, Inc.	27,905	3,293,348
JFrog, Ltd.(a)	67,577	1,716,456
LeMaitre Vascular, Inc.	118,442	5,140,383
Littelfuse, Inc.	74,738	16,461,044
MaxCyte, Inc.(a)	545,988	3,734,154
Medpace Holdings, Inc.(a)	18,043	4,005,185
NV5 Global, Inc.(a)	27,127	3,932,059
Ollie's Bargain Outlet Holdings, Inc.(a)	71,696	4,014,976
P10, Inc., Class A	400,806	4,164,374
Paycom Software, Inc.(a)	23,497	8,129,962
PJT Partners, Inc., Class A	77,349	5,754,766
Plumas Bancorp	43,088	1,426,213
Power Integrations, Inc.	30,373	2,026,183
Qualys, Inc.(a)	59,587	8,494,723
Rapid7, Inc.(a)	71,327	3,228,973
Silicon Laboratories, Inc.(a)	13,200	1,516,944
SVB Financial Group(a)	5,800	1,339,568
Texas Roadhouse, Inc.	31,100	3,077,345
TriMas Corp.	277,024	6,329,998
		173,790,503

Vietnam (0.96%)
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	5,904,004

TOTAL COMMON STOCKS
(Cost $586,162,459)		609,120,200
	Shares	Value (Note 2)
PREFERRED STOCKS (0.31%)
United States (0.31%)
Dataminr Inc - Private Placement(a)(d)	96,640	$1,923,136

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		1,923,136

TOTAL INVESTMENTS (99.37%)
(Cost $588,085,595)		$611,043,336

Other Assets In Excess Of Liabilities (0.63%)		3,849,183

NET ASSETS (100.00%)		$614,892,519

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $31,916,090, representing 5.19% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $32,602,129, representing 5.30% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	30.9%
Health Care	18.4%
Industrials	17.0%
Consumer	16.2%
Financials	15.2%
Energy & Materials	1.7%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	57

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Industry Composition (October 31, 2022) (Unaudited)
IT Services	15.2%
Capital Markets	8.5%
Banks	6.6%
Software	6.3%
Pharmaceuticals	5.4%
Health Care Equipment & Supplies	4.9%
Trading Companies & Distributors	4.4%
Multiline Retail	4.2%
Specialty Retail	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Health Care Providers & Services	3.9%
Professional Services	3.8%
Food & Staples Retailing	3.7%
Electronic Equipment, Instruments & Components	3.5%
Life Sciences Tools & Services	2.8%
Machinery	1.8%
Building Products	1.8%
Health Care Technology	1.4%
Household Durables	1.2%
Commercial Services & Supplies	1.2%
Containers & Packaging	1.0%
Media	1.0%
Other Industries (each less than 1%)	8.8%
Cash and Other Assets, Less Liabilities	0.6%
Total	100.0%

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (101.07%)
Argentina (0.98%)
Globant SA(a)	12,851	$2,424,727

Australia (1.55%)
Australian Ethical Investment, Ltd.	309,244	915,854
EQT Holdings, Ltd.	55,585	895,987
Imdex, Ltd.	267,464	349,011
Netwealth Group, Ltd.	89,313	694,691
PeopleIN, Ltd.	349,923	734,159
Redbubble, Ltd.(a)	691,449	227,778
		3,817,480

Bangladesh (0.23%)
Square Pharmaceuticals, Ltd.	276,516	572,686

Belgium (0.91%)
Melexis NV	12,468	860,041
Warehouses De Pauw CVA	30,732	789,036
X-Fab Silicon Foundries SE(a)(b)(c)	113,341	587,488
		2,236,565

Brazil (2.35%)
CI&T, Inc., Class A(a)	81,500	668,300
Grupo Mateus SA(a)	1,257,700	1,765,236
Hypera SA(a)	60,100	593,612
Locaweb Servicos de Internet SA(a)(b)(c)	439,768	927,127
Patria Investments, Ltd., Class A	77,699	1,104,880
Pet Center Comercio e Participacoes SA	435,257	732,239
		5,791,394

Britain (15.36%)
AB Dynamics PLC	53,301	987,180
Abcam PLC(a)	92,182	1,420,803
B&M European Value Retail SA	1,028,470	3,804,911
Bytes Technology Group PLC	57,053	235,019
CVS Group PLC	113,963	2,471,405
Darktrace PLC(a)	361,301	1,481,268
Dechra Pharmaceuticals PLC	92,561	2,781,108
Diploma PLC	18,786	535,579
dotdigital group PLC	579,337	504,932
Elixirr International PLC	238,541	1,408,831
Endava PLC, ADR(a)	53,770	4,099,425
Ergomed PLC(a)	49,436	695,060
Foresight Group Holdings, Ltd.	216,892	900,411
FRP Advisory Group PLC	474,926	852,371
Gamma Communications PLC	41,298	503,917
Gresham House PLC	70,460	589,867
Halma PLC	17,505	424,581
	Shares	Value (Note 2)
Britain (continued)
Impax Asset Management Group PLC	378,517	$2,908,363
Intertek Group PLC	9,324	390,714
JTC PLC(b)(c)	341,843	2,740,264
K3 Capital Group PLC	644,228	2,050,176
Keystone Law Group PLC	169,151	940,816
Marlowe PLC(a)	106,336	975,571
On the Beach Group PLC(a)(b)(c)	579,035	686,616
Pensionbee Group PLC(a)	815,693	551,909
Pets at Home Group PLC	218,096	719,825
Softcat PLC	28,597	367,305
Spirax-Sarco Engineering PLC	4,814	593,476
St. James's Place PLC	42,479	518,815
Victorian Plumbing Group PLC(a)	534,034	353,373
Volution Group PLC	121,147	429,299
		37,923,190

Canada (1.46%)
Aritzia, Inc.(a)	32,500	1,260,542
Docebo, Inc.(a)	18,900	549,513
Gildan Activewear, Inc.	25,125	792,839
Richelieu Hardware, Ltd.	13,700	367,753
Ritchie Bros Auctioneers, Inc.	9,723	635,204
		3,605,851

China (3.64%)
Angelalign Technology, Inc.(b)(c)	40,200	354,902
ANTA Sports Products, Ltd.	35,000	307,657
CSPC Pharmaceutical Group, Ltd.	551,520	567,002
Guangzhou Kingmed Diagnostics Group Co., Ltd.	41,500	429,636
Hangzhou Robam Appliances Co., Ltd., Class A	141,900	398,563
Hangzhou Tigermed Consulting Co., Ltd., Class A	18,900	215,838
Man Wah Holdings, Ltd.	1,964,800	1,096,332
ManpowerGroup Greater China, Ltd.(c)	175,050	163,908
O2Micro International, Ltd., ADR(a)	150,009	621,037
Shanghai Kindly Medical Instruments Co., Ltd., Class H(c)	89,400	305,796
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	26,300	1,172,700
Silergy Corp.	101,700	1,180,411
TK Group Holdings, Ltd.	1,492,400	304,197
WuXi AppTec Co., Ltd., Class H(b)(c)	157,512	1,262,159

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	59

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
China (continued)
Wuxi Biologics Cayman, Inc.(a)(b)(c)	135,500	$612,798
		8,992,936

Colombia (1.39%)
Canacol Energy, Ltd.	92,300	136,179
Parex Resources, Inc.	215,620	3,288,864
		3,425,043

Finland (1.32%)
Evli Oyj(a)	40,300	629,258
Musti Group Oyj(a)	140,484	2,640,609
		3,269,867

France (3.01%)
Alten SA	11,958	1,398,009
Antin Infrastructure Partners SA	51,284	1,116,004
Aubay	5,771	252,651
Bureau Veritas SA	11,479	284,397
Esker SA	12,426	1,632,011
Neurones	15,303	530,824
Thermador Groupe	8,346	695,301
Virbac SA	6,169	1,511,935
		7,421,132

Germany (2.42%)
Atoss Software AG	3,895	474,996
Dermapharm Holding SE	17,100	650,614
Friedrich Vorwerk Group SE	17,499	338,950
Mensch und Maschine Software SE	8,301	377,359
Nagarro SE(a)	20,872	2,079,176
Nexus AG	18,017	966,828
Puma SE	8,413	372,557
QIAGEN NV(a)	11,559	503,510
UmweltBank AG	19,299	220,284
		5,984,274

Greece (0.29%)
Kri-Kri Milk Industry SA	61,300	325,919
Sarantis SA	60,646	380,577
		706,496

Hong Kong (0.71%)
Plover Bay Technologies, Ltd.(c)	3,254,000	758,609
Techtronic Industries Co., Ltd.	105,000	994,535
		1,753,144

India (4.38%)
Avenue Supermarts, Ltd.(a)(b)(c)	9,163	478,299
Cera Sanitaryware, Ltd.	5,867	395,163
Computer Age Management Services, Ltd.	42,700	1,314,955
	Shares	Value (Note 2)
India (continued)
EPL, Ltd.	357,480	$663,979
Gulf Oil Lubricants India, Ltd.	146,334	730,897
HCL Technologies, Ltd.	43,536	547,582
IndiaMart InterMesh, Ltd.(b)(c)	7,034	390,157
Jyothy Labs, Ltd.	262,240	627,108
Kotak Mahindra Bank, Ltd.	12,958	297,732
Metropolis Healthcare, Ltd.(b)(c)	116,642	2,383,920
Polycab India, Ltd.	12,231	410,389
SJS Enterprises, Ltd.(a)	86,869	468,727
Tarsons Products, Ltd.(a)	33,903	318,746
WNS Holdings, Ltd., ADR(a)	20,810	1,791,325
		10,818,979

Indonesia (1.46%)
Ace Hardware Indonesia Tbk PT	10,683,000	386,978
Arwana Citramulia Tbk PT	11,519,400	675,765
Avia Avian Tbk PT	13,596,400	684,288
Bank Central Asia Tbk PT	580,500	327,514
Selamat Sempurna Tbk PT	10,020,400	963,655
Ultrajaya Milk Industry & Trading Co. Tbk PT	6,163,200	557,148
		3,595,348

Ireland (1.93%)
ICON PLC, ADR(a)	6,797	1,344,718
Keywords Studios PLC	58,166	1,607,588
Uniphar PLC	523,697	1,811,402
		4,763,708

Israel (0.68%)
Monday.com, Ltd.(a)	3,736	399,528
Tel Aviv Stock Exchange, Ltd.	62,559	368,781
Wix.com, Ltd.(a)	10,813	909,373
		1,677,682

Italy (0.92%)
GVS SpA(b)(c)	45,729	234,545
Interpump Group SpA	19,759	765,061
Piovan SpA(b)(c)	61,096	469,742
Recordati Industria Chimica e Farmaceutica SpA	10,461	393,157
Sesa SpA	3,709	402,096
		2,264,601

Japan (8.06%)
AIT Corp.	23,900	242,223
Asahi Intecc Co., Ltd.	32,000	545,331
BayCurrent Consulting, Inc.	100,000	2,817,849
Beenos, Inc.	22,900	416,434
Carenet, Inc.	150,000	1,377,988
Comture Corp.	16,900	275,501
Confidence, Inc.	54,600	680,412
CrowdWorks, Inc.(a)	56,200	669,736

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
Enjin Co., Ltd.	43,600	$599,337
Funai Soken Holdings, Inc.	65,300	1,165,075
geechs, Inc.	37,600	201,282
gremz, Inc.	99,300	1,151,304
M&A Capital Partners Co., Ltd.(a)	8,200	209,556
M&A Research Institute, Inc.(a)	9,800	466,620
MarkLines Co., Ltd.	53,300	919,429
Medikit Co., Ltd.	36,500	594,035
MonotaRO Co., Ltd.	33,900	517,066
Naigai Trans Line, Ltd.	27,350	378,903
Nihon M&A Center Holdings, Inc.	58,700	664,394
Prestige International, Inc.	135,800	657,561
Seria Co., Ltd.	23,100	377,815
Strike Co., Ltd.	10,600	327,563
Sun*, Inc.(a)	86,800	525,954
Synchro Food Co., Ltd.(a)	113,400	382,843
System Information Co., Ltd.	71,800	479,488
Systena Corp.	118,800	333,162
Syuppin Co., Ltd.	42,400	426,866
Tsuruha Holdings, Inc.	8,900	517,738
User Local, Inc.	74,300	804,486
Vega Corp. Co., Ltd.	8,400	27,963
WDB coco Co., Ltd.	11,900	337,325
YAKUODO Holdings Co., Ltd.	43,300	811,283
		19,902,522

Luxembourg (0.13%)
Sword Group	8,334	314,206

Malaysia (0.16%)
MR DIY Group M Bhd(b)(c)	953,100	407,204

Mexico (0.74%)
Bolsa Mexicana de Valores SAB de CV	163,700	296,780
GMexico Transportes SAB de CV(b)(c)	362,100	667,069
Grupo Aeroportuario del Centro Norte SAB de CV	108,200	862,848
		1,826,697

Netherlands (0.22%)
Shop Apotheke Europe NV(a)(b)(c)	13,306	551,628

Norway (1.23%)
Bouvet ASA	120,257	636,210
Nordhealth AS, Class A(a)	190,069	340,057
Nordic Semiconductor ASA(a)	25,476	359,982
Self Storage Group ASA(a)	391,782	1,062,725
	Shares	Value (Note 2)
Norway (continued)
SmartCraft ASA(a)	417,293	$642,227
		3,041,201

Philippines (1.40%)
AllHome Corp.	5,887,317	279,381
Concepcion Industrial Corp.	1,793,920	495,301
Pryce Corp.	6,894,800	600,841
Puregold Price Club, Inc.	861,100	445,781
Wilcon Depot, Inc.	3,237,300	1,639,599
		3,460,903

Poland (1.38%)
Dino Polska SA(a)(b)(c)	47,943	3,135,210
LiveChat Software SA	11,893	276,517
		3,411,727

Singapore (0.50%)
iFAST Corp., Ltd.	263,100	752,723
Riverstone Holdings, Ltd.	1,260,700	480,912
		1,233,635

South Africa (0.52%)
Clicks Group, Ltd.	40,332	683,407
Italtile, Ltd.	798,035	597,372
		1,280,779

South Korea (0.46%)
Hyundai Ezwel Co., Ltd.	33,500	121,117
LEENO Industrial, Inc.	3,790	363,980
Suprema, Inc.(a)	8,000	135,912
Tokai Carbon Korea Co., Ltd.	7,139	508,694
		1,129,703

Sweden (5.00%)
AddLife AB	16,771	156,755
AddTech AB, Class B	53,621	648,821
Beijer Alma AB	52,400	732,761
Boozt AB(a)(b)(c)	46,348	338,337
Byggfakta Group Nordic Holdco AB(a)	96,749	256,042
Cint Group AB(a)	43,467	229,516
EQT AB	133,671	2,634,388
KNOW IT AB	66,725	1,328,312
Lifco AB	55,000	794,773
Lyko Group AB, Class A(a)(c)	20,071	275,219
Nordnet AB publ	53,748	666,909
Sagax AB, Class A	63,654	1,171,677
Sdiptech AB, Class B(a)	36,666	707,338
SwedenCare AB	253,863	874,858
Teqnion AB	71,969	814,778
Vitec Software Group AB, Class B	19,425	713,580
		12,344,064

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	61

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Switzerland (0.36%)
Partners Group Holding AG	986	$885,613

Taiwan (2.27%)
Bioteque Corp.	166,000	551,230
Brighten Optix Corp.	114,000	619,133
Fuzetec Technology Co., Ltd.	227,519	287,378
GEM Services, Inc./Tw	193,000	373,152
M3 Technology, Inc.	79,000	257,429
Poya International Co., Ltd.	27,853	354,402
Realtek Semiconductor Corp.	22,000	174,102
Sinbon Electronics Co., Ltd.	32,000	248,770
Sporton International, Inc.	317,351	1,989,445
Voltronic Power Technology Corp.	7,247	294,625
Wistron Information Technology & Services Corp.	194,000	462,987
		5,612,653

Thailand (0.10%)
Humanica PCL	861,000	248,844

United States (32.44%)
4imprint Group PLC	21,862	869,977
AgileThought, Inc.(a)	100,826	453,717
Alexandria Real Estate Equities, Inc.	5,200	755,560
Align Technology, Inc.(a)	3,598	699,091
Alpha Teknova, Inc.(a)	91,309	419,108
Ashtead Group PLC	12,082	630,433
Bank of Hawaii Corp.	10,266	779,703
Bank of NT Butterfield & Son, Ltd.	98,397	3,398,632
Barrett Business Services, Inc.	12,931	1,127,842
Bio-Techne Corp.	1,673	495,643
Bizlink Holding, Inc.	98,000	749,694
Blackstone, Inc.	11,491	1,047,290
Bowman Consulting Group, Ltd.(a)	61,376	948,259
CareDx, Inc.(a)	16,376	326,046
Chewy, Inc., Class A(a)	17,055	660,540
Cloudflare, Inc., Class A(a)	5,722	322,263
Coastal Financial Corp.(a)	27,040	1,260,605
Cricut, Inc.(a)	45,935	408,362
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,000,000	1,000,000
Datadog, Inc., Class A(a)	2,804	225,750
Dexcom, Inc.(a)	9,303	1,123,616
DigitalOcean Holdings, Inc.(a)	21,724	780,326
Elastic NV(a)	14,593	933,222
EPAM Systems, Inc.(a)	1,484	519,400
Esquire Financial Holdings, Inc.	29,190	1,318,804
Etsy, Inc.(a)	5,610	526,835
Evolution Petroleum Corp.	214,007	1,688,515
	Shares	Value (Note 2)
United States (continued)
Exact Sciences Corp.(a)	8,472	$294,656
Fastenal Co.	8,411	406,504
Figs, Inc., Class A(a)	449,143	3,314,675
First Republic Bank	26,190	3,145,419
Five Below, Inc.(a)	3,477	508,859
Freshpet, Inc.(a)	19,230	1,133,608
Frontage Holdings Corp.(a)(b)(c)	5,278,000	1,190,124
Genpact, Ltd.	51,931	2,518,654
Gitlab, Inc., Class A(a)	8,298	402,121
Global Industrial Co.	50,707	1,609,440
GQG Partners, Inc.	1,045,674	963,169
Hackett Group, Inc.	41,923	915,598
Healthcare Services Group, Inc.	50,208	700,904
Heska Corp.(a)	10,856	779,027
Houlihan Lokey, Inc.	8,180	730,638
HubSpot, Inc.(a)	2,907	862,100
I3 Verticals, Inc., Class A(a)	20,080	436,941
Insperity, Inc.	8,278	976,970
JFrog, Ltd.(a)	58,615	1,488,821
Knight-Swift Transportation Holdings, Inc.	7,571	363,635
LeMaitre Vascular, Inc.	19,790	858,886
Littelfuse, Inc.	7,666	1,688,437
Lululemon Athletica, Inc.(a)	2,592	852,872
MaxCyte, Inc.(a)	219,088	1,493,378
Medpace Holdings, Inc.(a)	7,953	1,765,407
Microchip Technology, Inc.	9,426	581,961
Moelis & Co., Class A	14,588	619,406
Monolithic Power Systems, Inc.	2,317	786,506
MSCI, Inc.	606	284,129
New Relic, Inc.(a)	15,118	895,590
NV5 Global, Inc.(a)	2,227	322,804
Ollie's Bargain Outlet Holdings, Inc.(a)	9,021	505,176
P10, Inc., Class A	176,600	1,834,874
PagerDuty, Inc.(a)	46,946	1,170,833
Paycom Software, Inc.(a)	3,585	1,240,410
PJT Partners, Inc., Class A	41,483	3,086,335
Pool Corp.	2,525	768,181
Power Integrations, Inc.	8,412	561,165
Qualys, Inc.(a)	12,907	1,840,022
Rapid7, Inc.(a)	21,039	952,436
Revolve Group, Inc.(a)	30,558	733,392
Rexford Industrial Realty, Inc.	19,272	1,065,356
Ross Stores, Inc.	4,061	388,597
Shoals Technologies Group, Inc., Class A(a)	53,139	1,228,042
Silicon Laboratories, Inc.(a)	4,150	476,918
Skechers USA, Inc., Class A, Class A(a)	11,770	405,241
Squarespace, Inc., Class A(a)	32,698	726,223
SVB Financial Group(a)	9,607	2,218,833
Terreno Realty Corp.	18,310	1,046,233
Texas Roadhouse, Inc.	3,860	381,947
TPG, Inc.	43,206	1,328,585

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Tradeweb Markets, Inc.	10,174	$560,384
TriMas Corp.	10,447	238,714
Ulta Beauty, Inc.(a)	1,605	673,089
US Physical Therapy, Inc.	3,443	305,738
		80,097,196

Vietnam (1.11%)
FPT Corp.	201,480	612,953
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	2,116,769
		2,729,722

TOTAL COMMON STOCKS
(Cost $236,960,767)		249,523,400

PREFERRED STOCKS (0.77%)
United States (0.77%)
Dataminr Inc - Private Placement(a)(d)	45,833	912,077
Gusto Inc Series E Preferred(a)(d)	32,241	980,126
		1,892,203

TOTAL PREFERRED STOCKS
(Cost $1,892,052)		1,892,203

TOTAL INVESTMENTS (101.84%)
(Cost $238,852,819)		$251,415,603

Liabilities In Excess Of Other Assets (-1.84%)		(4,544,727)

NET ASSETS (100.00%)		$246,870,876

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $17,417,590, representing 7.06% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $18,921,122, representing 7.66% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	63

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Sector Composition (October 31, 2022) (Unaudited)
Technology	27.3%
Financials	20.8%
Industrials	17.2%
Health Care	16.7%
Consumer	16.3%
Energy & Materials	3.5%
Cash, Cash Equivalents, & Other Net Assets	-1.8%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
Capital Markets	12.8%
IT Services	12.4%
Software	8.6%
Professional Services	6.4%
Banks	6.1%
Health Care Equipment & Supplies	4.5%
Specialty Retail	4.4%
Life Sciences Tools & Services	4.3%
Food & Staples Retailing	3.4%
Health Care Providers & Services	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Pharmaceuticals	3.0%
Trading Companies & Distributors	2.9%
Commercial Services & Supplies	2.5%
Oil, Gas & Consumable Fuels	2.4%
Multiline Retail	1.9%
Internet & Direct Marketing Retail	1.8%
Machinery	1.6%
Electronic Equipment, Instruments & Components	1.5%
Equity Real Estate Investment Trusts (REITs)	1.4%
Health Care Technology	1.1%
Electrical Equipment	1.1%
Textiles, Apparel & Luxury Goods	1.0%
Auto Components	1.0%
Other Industries (each less than 1%)	9.7%
Cash and Other Assets, Less Liabilities	-1.8%
Total	100.0%

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.18%)
Argentina (3.75%)
Globant SA(a)	43,746	$8,253,995

Australia (0.34%)
Netwealth Group, Ltd.	97,242	756,365

Belgium (1.58%)
Melexis NV	36,164	2,494,587
Warehouses De Pauw CVA	38,351	984,651
		3,479,238

Brazil (1.30%)
CI&T, Inc., Class A(a)	93,100	763,420
Patria Investments, Ltd., Class A	147,625	2,099,228
		2,862,648

Britain (16.04%)
B&M European Value Retail SA	1,637,030	6,056,330
CVS Group PLC	178,422	3,869,265
Dechra Pharmaceuticals PLC	180,663	5,428,240
Diploma PLC	68,309	1,947,455
Endava PLC, ADR(a)	101,114	7,708,931
Halma PLC	49,113	1,191,229
Impax Asset Management Group PLC	312,410	2,400,425
JTC PLC(b)(c)	201,375	1,614,252
Softcat PLC	82,267	1,056,652
St. James's Place PLC	330,155	4,032,329
		35,305,108

Canada (1.24%)
Aritzia, Inc.(a)	42,100	1,632,887
Ritchie Bros Auctioneers, Inc.	16,856	1,101,203
		2,734,090

China (2.74%)
Hangzhou Tigermed Consulting Co., Ltd., Class A	79,100	903,322
Silergy Corp.	293,600	3,407,755
WuXi AppTec Co., Ltd., Class H(b)(c)	163,192	1,307,673
Wuxi Biologics Cayman, Inc.(a)(b)(c)	92,900	420,140
		6,038,890

Finland (0.38%)
Musti Group Oyj(a)	44,449	835,486

France (3.29%)
Alten SA	34,642	4,049,994
	Shares	Value (Note 2)
France (continued)
Antin Infrastructure Partners SA	61,304	$1,334,052
Virbac SA	7,610	1,865,104
		7,249,150

Germany (1.79%)
Atoss Software AG	7,946	969,015
Dermapharm Holding SE	43,685	1,662,110
Nagarro SE(a)	13,125	1,307,454
		3,938,579

Hong Kong (2.07%)
Techtronic Industries Co., Ltd.	481,500	4,560,652

India (4.26%)
Computer Age Management Services, Ltd.	47,431	1,460,647
HCL Technologies, Ltd.	62,253	782,999
IndiaMart InterMesh, Ltd.(b)(c)	20,408	1,131,978
Metropolis Healthcare, Ltd.(b)(c)	124,314	2,540,720
WNS Holdings, Ltd., ADR(a)	40,344	3,472,812
		9,389,156

Ireland (2.30%)
ICON PLC, ADR(a)	11,367	2,248,847
Keywords Studios PLC	101,776	2,812,878
		5,061,725

Italy (1.73%)
DiaSorin SpA	15,406	2,014,264
FinecoBank Banca Fineco SpA	87,314	1,176,969
Sesa SpA	5,719	620,002
		3,811,235

Japan (3.75%)
BayCurrent Consulting, Inc.	109,000	3,071,455
M&A Capital Partners Co., Ltd.(a)	55,700	1,423,451
MonotaRO Co., Ltd.	126,200	1,924,890
Nihon M&A Center Holdings, Inc.	162,100	1,834,724
		8,254,520

Mexico (1.25%)
Grupo Aeroportuario del Centro Norte SAB de CV	150,200	1,197,779
Regional SAB de CV	221,633	1,544,820
		2,742,599

Norway (0.77%)
Nordic Semiconductor ASA(a)	119,315	1,685,949

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	65

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Philippines (0.42%)
Wilcon Depot, Inc.	1,835,100	$929,425

Poland (1.78%)
Dino Polska SA(a)(b)(c)	60,028	3,925,503

South Korea (0.57%)
LEENO Industrial, Inc.	13,165	1,264,328

Sweden (2.78%)
AddTech AB, Class B	69,202	837,353
EQT AB	152,956	3,014,457
Lifco AB	62,396	901,649
Sagax AB, Class B	41,241	760,485
SwedenCare AB	174,228	600,422
		6,114,366

Switzerland (0.69%)
Partners Group Holding AG	1,689	1,517,039

Taiwan (0.78%)
Sinbon Electronics Co., Ltd.	110,500	859,035
Voltronic Power Technology Corp.	20,975	852,735
		1,711,770

United States (43.00%)
Align Technology, Inc.(a)	9,909	1,925,319
Ashtead Group PLC	39,238	2,047,419
Bank of NT Butterfield & Son, Ltd.	66,278	2,289,242
Bill.com Holdings, Inc.(a)	4,816	642,262
Bizlink Holding, Inc.	121,000	925,642
Cloudflare, Inc., Class A(a)	18,743	1,055,606
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	1,300,000
Crowdstrike Holdings, Inc., Class A(a)	4,825	777,790
Datadog, Inc., Class A(a)	13,354	1,075,131
Elastic NV(a)	14,329	916,340
EPAM Systems, Inc.(a)	3,313	1,159,550
Etsy, Inc.(a)	21,649	2,033,058
Figs, Inc., Class A(a)	335,353	2,474,905
First Republic Bank	81,512	9,789,591
Five Below, Inc.(a)	14,387	2,105,537
Genpact, Ltd.	90,267	4,377,949
Gitlab, Inc., Class A(a)	28,388	1,375,682
Global Industrial Co.	97,812	3,104,553
GQG Partners, Inc.	665,739	613,211
Heska Corp.(a)	29,968	2,150,504
HubSpot, Inc.(a)	8,065	2,391,756
IDEXX Laboratories, Inc.(a)	5,050	1,816,384
JFrog, Ltd.(a)	55,425	1,407,795
Littelfuse, Inc.	31,406	6,917,171
Lululemon Athletica, Inc.(a)	9,143	3,008,413
	Shares	Value (Note 2)
United States (continued)
MaxCyte, Inc.(a)	218,368	$1,511,107
Medpace Holdings, Inc.(a)	9,943	2,207,147
Monolithic Power Systems, Inc.	4,479	1,520,397
Ollie's Bargain Outlet Holdings, Inc.(a)	39,351	2,203,656
P10, Inc., Class A	172,322	1,790,426
PagerDuty, Inc.(a)	35,605	887,989
Paycom Software, Inc.(a)	13,136	4,545,056
PJT Partners, Inc., Class A	52,707	3,921,401
Pool Corp.	7,522	2,288,418
Power Integrations, Inc.	15,388	1,026,533
Qualys, Inc.(a)	19,513	2,781,773
Rapid7, Inc.(a)	16,688	755,466
Shoals Technologies Group, Inc., Class A(a)	101,201	2,338,755
Silicon Laboratories, Inc.(a)	11,766	1,352,149
SVB Financial Group(a)	18,440	4,258,902
Terreno Realty Corp.	18,051	1,031,434
TPG, Inc.	39,701	1,220,806
Tradeweb Markets, Inc.	11,587	638,212
Trex Co., Inc.(a)	14,644	704,230
		94,664,667

Vietnam (0.58%)
Vietnam Technological & Commercial Joint Stock Bank(a)	1,291,505	1,278,512

TOTAL COMMON STOCKS
(Cost $224,565,283)		218,364,995

PREFERRED STOCKS (0.74%)
United States (0.74%)
Dataminr Inc - Private Placement(a)(d)	24,262	482,814
Gusto Inc Series E Preferred(a)(d)	37,637	1,144,165
		1,626,979

TOTAL PREFERRED STOCKS
(Cost $1,626,803)		1,626,979

TOTAL INVESTMENTS (99.92%)
(Cost $226,192,086)		$219,991,974

Other Assets In Excess Of Liabilities (0.08%)		180,439

NET ASSETS (100.00%)		$220,172,413

(a)	Non-Income Producing Security.

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $10,940,265, representing 4.97% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $10,940,265, representing 4.97% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	36.6%
Financials	23.1%
Health Care	16.0%
Industrials	12.9%
Consumer	11.3%
Cash, Cash Equivalents, & Other Net Assets	0.1%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
IT Services	17.4%
Capital Markets	12.7%
Banks	9.1%
Software	9.1%
Semiconductors & Semiconductor Equipment	5.8%
Trading Companies & Distributors	5.0%
Health Care Equipment & Supplies	4.7%
Pharmaceuticals	4.5%
Electronic Equipment, Instruments & Components	4.3%
Life Sciences Tools & Services	3.9%
Multiline Retail	3.7%
Health Care Providers & Services	2.9%
Specialty Retail	2.5%
Professional Services	2.2%
Machinery	2.1%
Electrical Equipment	1.9%
Food & Staples Retailing	1.8%
Textiles, Apparel & Luxury Goods	1.4%
Distributors	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0%
Other Industries (each less than 1%)	2.9%
Cash and Other Assets, Less Liabilities	0.1%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	67

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.24%)
Argentina (0.82%)
Globant SA(a)	25,539	$4,818,699

Australia (1.36%)
Fiducian Group, Ltd.	215,640	977,956
HUB24, Ltd.	117,537	1,905,131
Netwealth Group, Ltd.	290,554	2,259,978
PeopleIN, Ltd.	1,360,968	2,855,391
		7,998,456

Bangladesh (0.56%)
Square Pharmaceuticals, Ltd.	1,579,730	3,271,741

Belgium (2.32%)
Melexis NV	87,620	6,044,013
Warehouses De Pauw CVA	158,128	4,059,893
X-Fab Silicon Foundries SE(a)(b)(c)	692,246	3,588,167
		13,692,073

Brazil (1.41%)
Locaweb Servicos de Internet SA(a)(b)(c)	2,004,700	4,226,345
Patria Investments, Ltd., Class A	287,046	4,081,794
		8,308,139

Britain (17.58%)
Ascential PLC(a)	534,511	1,176,918
B&M European Value Retail SA	2,380,086	8,805,327
boohoo Group PLC(a)	2,044,911	951,879
Bytes Technology Group PLC	339,088	1,396,810
CVS Group PLC	637,764	13,830,568
Dechra Pharmaceuticals PLC	330,904	9,942,413
Diploma PLC	171,792	4,897,704
Endava PLC, ADR(a)	189,815	14,471,496
Ergomed PLC(a)	169,734	2,386,425
Foresight Group Holdings, Ltd.	1,289,723	5,354,187
FRP Advisory Group PLC	778,908	1,397,942
Impax Asset Management Group PLC	926,655	7,120,023
JTC PLC(b)(c)	711,979	5,707,328
K3 Capital Group PLC	1,011,260	3,218,209
Marlowe PLC(a)	440,981	4,045,744
On the Beach Group PLC(a)(b)(c)	1,518,553	1,800,690
Pensionbee Group PLC(a)	1,259,004	851,859
Premier Miton Group PLC	1,379,140	1,375,993
Softcat PLC	343,485	4,411,785
St. James's Place PLC	302,906	3,699,525
Volution Group PLC	1,945,086	6,892,643
		103,735,468
	Shares	Value (Note 2)
Canada (2.52%)
Aritzia, Inc.(a)	118,500	$4,596,132
Gildan Activewear, Inc.	138,685	4,376,312
Guardian Capital Group, Ltd., Class A	33,900	646,970
Richelieu Hardware, Ltd.	195,950	5,259,949
		14,879,363

China (3.43%)
Hangzhou Robam Appliances Co., Ltd., Class A	1,315,377	3,694,575
Hangzhou Tigermed Consulting Co., Ltd., Class A	249,200	2,845,864
Man Wah Holdings, Ltd.	5,489,500	3,063,068
O2Micro International, Ltd., ADR(a)	567,170	2,348,084
Silergy Corp.	456,996	5,304,259
Suofeiya Home Collection Co., Ltd., Class A	787,700	1,504,472
TK Group Holdings, Ltd.	7,310,000	1,490,003
		20,250,325

Colombia (0.53%)
Parex Resources, Inc.	206,175	3,144,799

Finland (1.22%)
Musti Group Oyj	384,110	7,219,927

France (6.45%)
Alten SA	76,579	8,952,846
Antin Infrastructure Partners SA	87,055	1,894,426
Aubay	21,122	924,710
Bureau Veritas SA	120,583	2,987,494
Esker SA	37,170	4,881,848
Neurones	77,697	2,695,120
Thermador Groupe	72,605	6,048,683
Virbac SA	39,519	9,685,551
		38,070,678

Germany (5.24%)
Atoss Software AG	25,398	3,097,286
Dermapharm Holding SE	161,607	6,148,761
Fashionette AG(a)	86,366	333,723
Friedrich Vorwerk Group SE	99,654	1,930,267
Mensch und Maschine Software SE	92,196	4,191,183
Nagarro SE(a)	59,864	5,963,387
Nexus AG	81,206	4,357,673
PATRIZIA SE	186,894	1,372,306
QIAGEN NV(a)	81,231	3,538,422
		30,933,008

India (7.12%)
Cera Sanitaryware, Ltd.	65,257	4,395,284

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
India (continued)
Computer Age Management Services, Ltd.	119,221	$3,671,435
EPL, Ltd.	876,429	1,627,869
Gulf Oil Lubricants India, Ltd.	101,019	504,561
IndiaMart InterMesh, Ltd.(b)(c)	52,816	2,929,565
Kotak Mahindra Bank, Ltd.	92,126	2,116,747
Metropolis Healthcare, Ltd.(b)(c)	370,832	7,579,035
Nippon Life India Asset Management, Ltd.(b)(c)	829,002	2,709,010
Polycab India, Ltd.	103,054	3,457,791
Tarsons Products, Ltd.(a)	303,500	2,853,419
WNS Holdings, Ltd., ADR(a)	118,346	10,187,224
		42,031,940

Indonesia (2.13%)
Ace Hardware Indonesia Tbk PT	17,159,400	621,578
Arwana Citramulia Tbk PT	48,815,300	2,863,664
Bank Tabungan Pensiunan Nasional Syariah	17,877,500	3,381,223
Selamat Sempurna Tbk PT	37,382,900	3,595,086
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	2,075,382
		12,536,933

Ireland (3.93%)
ICON PLC, ADR(a)	15,149	2,997,078
Irish Residential Properties REIT PLC	2,895,293	3,130,232
Keywords Studios PLC	226,979	6,273,230
Uniphar PLC	3,116,612	10,779,968
		23,180,508

Israel (0.35%)
Wix.com, Ltd.(a)	24,258	2,040,098

Italy (4.27%)
DiaSorin SpA	17,335	2,266,472
FinecoBank Banca Fineco SpA	377,700	5,091,293
GVS SpA(b)(c)	300,176	1,539,608
Interpump Group SpA	229,473	8,885,108
Piovan SpA(b)(c)	186,219	1,431,760
Recordati Industria Chimica e Farmaceutica SpA	79,759	2,997,593
Sesa SpA	27,704	3,003,418
		25,215,252

Japan (14.65%)
AIT Corp.	316,300	3,205,650
BayCurrent Consulting, Inc.	229,000	6,452,873
Carenet, Inc.	269,000	2,471,193
Charm Care Corp.	480,900	3,395,844
Create SD Holdings Co., Ltd.	115,500	2,462,322
CrowdWorks, Inc.(a)	279,700	3,333,188
	Shares	Value (Note 2)
Japan (continued)
eGuarantee, Inc.	200,900	$3,250,717
Funai Soken Holdings, Inc.	281,500	5,022,492
gremz, Inc.	353,900	4,103,188
Japan Lifeline Co., Ltd.	69,800	471,295
M&A Capital Partners Co., Ltd.(a)	196,300	5,016,578
MarkLines Co., Ltd.	247,800	4,274,569
MonotaRO Co., Ltd.	153,700	2,344,340
Naigai Trans Line, Ltd.	86,100	1,192,818
Nihon M&A Center Holdings, Inc.	172,200	1,949,041
Open Door, Inc.(a)	145,900	1,746,542
Prestige International, Inc.	131,100	634,803
Seria Co., Ltd.	268,000	4,383,308
Strike Co., Ltd.	186,700	5,769,437
Sun*, Inc.(a)	352,600	2,136,539
Synchro Food Co., Ltd.(a)	644,400	2,175,519
System Information Co., Ltd.	423,300	2,826,839
Systena Corp.	972,300	2,726,716
Trancom Co., Ltd.	76,790	3,940,332
Tsuruha Holdings, Inc.	70,700	4,112,815
User Local, Inc.	207,200	2,243,465
Visional, Inc.(a)	17,200	1,172,924
YAKUODO Holdings Co., Ltd.	191,800	3,593,630
		86,408,977

Luxembourg (0.40%)
Sword Group	62,260	2,347,309

Mexico (0.83%)
GMexico Transportes SAB de CV(b)(c)	783,200	1,442,830
Grupo Aeroportuario del Centro Norte SAB de CV	432,400	3,448,201
		4,891,031

Netherlands (0.32%)
Shop Apotheke Europe NV(a)(b)(c)	44,871	1,860,220

Norway (1.55%)
Bouvet ASA	276,844	1,464,621
Nordhealth AS, Class A(a)	985,229	1,762,697
Nordic Semiconductor ASA(a)	76,983	1,087,787
Self Storage Group ASA(a)	1,016,072	2,756,139
SmartCraft ASA(a)	1,335,830	2,055,884
		9,127,128

Philippines (1.52%)
Puregold Price Club, Inc.	6,141,500	3,179,379
Robinsons Land Corp.	11,279,400	2,888,460
Wilcon Depot, Inc.	5,738,600	2,906,435
		8,974,274

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	69

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Poland (1.16%)
Dino Polska SA(a)(b)(c)	104,658	$6,844,060

Singapore (0.50%)
Riverstone Holdings, Ltd.	7,661,900	2,922,737

South Africa (0.53%)
Italtile, Ltd.	4,209,423	3,150,980

South Korea (1.15%)
Hyundai Ezwel Co., Ltd.	242,703	877,476
LEENO Industrial, Inc.	23,508	2,257,639
Suprema, Inc.(a)	130,376	2,214,960
Tokai Carbon Korea Co., Ltd.	20,105	1,432,593
		6,782,668

Sweden (4.69%)
AddTech AB, Class B	195,500	2,365,576
Beijer Alma AB	333,735	4,666,946
Byggfakta Group Nordic Holdco AB(a)	650,446	1,721,374
Cint Group AB(a)	439,658	2,321,492
KNOW IT AB	271,432	5,403,466
Lyko Group AB, Class A(a)(c)	94,106	1,290,408
Nordnet AB publ	133,460	1,655,981
Sagax AB, Class B	117,372	2,164,343
Sdiptech AB, Class B(a)	140,324	2,707,044
SwedenCare AB	448,286	1,544,876
Teqnion AB	163,203	1,847,659
		27,689,165

Taiwan (2.57%)
Bioteque Corp.	749,000	2,487,175
Sinbon Electronics Co., Ltd.	222,000	1,725,844
Sporton International, Inc.	1,085,703	6,806,176
Voltronic Power Technology Corp.	47,850	1,945,333
Wistron Information Technology & Services Corp.	929,000	2,217,087
		15,181,615

United States (5.42%)
Bank of NT Butterfield & Son, Ltd.	309,782	10,699,870
Bizlink Holding, Inc.	539,900	4,130,200
Frontage Holdings Corp.(a)(b)(c)	11,900,000	2,683,304
Genpact, Ltd.	230,418	11,175,273
GQG Partners, Inc.	1,987,710	1,830,878
JFrog, Ltd.(a)	58,300	1,480,820
		32,000,345

Vietnam (0.71%)
FPT Corp.	21,300	64,800
	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	4,151,773	$4,110,005
		4,174,805

TOTAL COMMON STOCKS
(Cost $564,269,856)		573,682,721

TOTAL INVESTMENTS (97.24%)
(Cost $564,269,856)		$573,682,721

Other Assets In Excess Of Liabilities (2.76%)		16,304,472

NET ASSETS (100.00%)		$589,987,193

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $44,341,922, representing 7.52% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $45,632,330, representing 7.73% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	27.2%
Industrials	21.2%
Health Care	17.7%
Financials	16.2%
Consumer	13.7%
Energy & Materials	1.2%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100%

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Industry Composition (October 31, 2022) (Unaudited)
IT Services	16.3%
Capital Markets	9.1%
Health Care Providers & Services	6.0%
Pharmaceuticals	5.9%
Professional Services	5.3%
Software	4.7%
Banks	4.3%
Trading Companies & Distributors	4.3%
Food & Staples Retailing	3.7%
Semiconductors & Semiconductor Equipment	3.7%
Specialty Retail	3.3%
Life Sciences Tools & Services	3.0%
Machinery	3.0%
Commercial Services & Supplies	2.4%
Building Products	2.4%
Multiline Retail	2.2%
Electrical Equipment	1.6%
Health Care Equipment & Supplies	1.4%
Health Care Technology	1.4%
Household Durables	1.4%
Equity Real Estate Investment Trusts (REITs)	1.2%
Electronic Equipment, Instruments & Components	1.2%
Interactive Media & Services	1.1%
Real Estate Management & Development	1.1%
Other Industries (each less than 1%)	7.2%
Cash and Other Assets, Less Liabilities	2.8%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	71

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.95%)
Argentina (4.12%)
Globant SA(a)	298,087	$56,243,055

Australia (0.76%)
Netwealth Group, Ltd.	1,340,583	10,427,281

Belgium (2.73%)
Melexis NV	348,506	24,039,885
Warehouses De Pauw CVA	512,278	13,152,598
		37,192,483

Brazil (1.56%)
CI&T, Inc., Class A(a)	595,700	4,884,740
Patria Investments, Ltd., Class A	1,155,126	16,425,892
		21,310,632

Britain (22.13%)
Abcam PLC(a)	1,003,242	15,462,990
B&M European Value Retail SA	12,793,173	47,329,415
CVS Group PLC	1,138,274	24,684,642
Dechra Pharmaceuticals PLC	1,505,211	45,225,895
Diploma PLC	645,168	18,393,418
Endava PLC, ADR(a)	688,426	52,485,598
Halma PLC	410,578	9,958,514
Impax Asset Management Group PLC	2,151,343	16,530,004
Intertek Group PLC	238,498	9,994,056
JTC PLC(b)(c)	1,643,945	13,178,105
Softcat PLC	806,680	10,361,146
St. James's Place PLC	3,139,418	38,343,102
		301,946,885

Canada (2.63%)
Aritzia, Inc.(a)	296,638	11,505,378
Gildan Activewear, Inc.	311,884	9,841,739
Ritchie Bros Auctioneers, Inc.	222,941	14,564,736
		35,911,853

China (4.65%)
Angelalign Technology, Inc.(b)(c)	326,200	2,879,830
Hangzhou Robam Appliances Co., Ltd., Class A	941,619	2,644,780
Hangzhou Tigermed Consulting Co., Ltd., Class A	578,150	6,602,472
Man Wah Holdings, Ltd.	10,598,700	5,913,933
Silergy Corp.	2,155,800	25,021,932
WuXi AppTec Co., Ltd., Class H(b)(c)	1,892,812	15,167,284
	Shares	Value (Note 2)
China (continued)
Wuxi Biologics Cayman, Inc.(a)(b)(c)	1,152,400	$5,211,723
		63,441,954

Finland (0.40%)
Musti Group Oyj	287,787	5,409,391

France (5.06%)
Alten SA	305,224	35,683,720
Antin Infrastructure Partners SA	389,963	8,486,086
Bureau Veritas SA	414,012	10,257,321
Virbac SA	59,813	14,659,324
		69,086,451

Germany (2.67%)
Atoss Software AG	59,126	7,210,417
Dermapharm Holding SE	321,680	12,239,156
Nagarro SE(a)	95,867	9,549,846
QIAGEN NV(a)	172,030	7,493,627
		36,493,046

Hong Kong (2.24%)
Techtronic Industries Co., Ltd.	3,229,500	30,589,049

India (8.21%)
Avenue Supermarts, Ltd.(a)(b)(c)	144,557	7,545,726
Computer Age Management Services, Ltd.	442,965	13,641,197
HCL Technologies, Ltd.	683,087	8,591,659
IndiaMart InterMesh, Ltd.(b)(c)	157,227	8,720,968
Kotak Mahindra Bank, Ltd.	203,101	4,666,581
Metropolis Healthcare, Ltd.(b)(c)	1,099,847	22,478,586
Nippon Life India Asset Management, Ltd.(b)(c)	2,319,898	7,580,954
WNS Holdings, Ltd., ADR(a)	451,174	38,837,058
		112,062,729

Indonesia (0.54%)
Bank Tabungan Pensiunan Nasional Syariah	38,835,900	7,345,145

Ireland (2.93%)
ICON PLC, ADR(a)	78,362	15,503,138
Keywords Studios PLC	884,656	24,450,062
		39,953,200

Italy (4.10%)
DiaSorin SpA	116,160	15,187,390
FinecoBank Banca Fineco SpA	1,495,004	20,152,244
Interpump Group SpA	285,800	11,066,068
Sesa SpA	87,818	9,520,437
		55,926,139

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Japan (7.32%)
BayCurrent Consulting, Inc.	866,000	$24,402,569
GMO Payment Gateway, Inc.	88,200	6,364,612
M&A Capital Partners Co., Ltd.(a)	510,700	13,051,279
MonotaRO Co., Ltd.	1,053,400	16,067,193
Nihon M&A Center Holdings, Inc.	2,027,800	22,951,595
Systena Corp.	5,235,500	14,682,427
Visional, Inc.(a)	35,800	2,441,320
		99,960,995

Mexico (1.81%)
Grupo Aeroportuario del Centro Norte SAB de CV	1,465,100	11,683,531
Regional SAB de CV	1,857,300	12,945,699
		24,629,230

Norway (0.92%)
Nordic Semiconductor ASA(a)	890,593	12,584,285

Philippines (0.80%)
Wilcon Depot, Inc.	21,551,800	10,915,364

Poland (2.56%)
Dino Polska SA(a)(b)(c)	533,928	34,915,968

South Korea (0.81%)
LEENO Industrial, Inc.	114,462	10,992,595

Sweden (5.07%)
AddTech AB, Class B	616,849	7,463,955
Byggfakta Group Nordic Holdco AB(a)	553,106	1,463,768
Cint Group AB(a)	907,290	4,790,694
EQT AB	1,356,129	26,726,594
Lifco AB	522,688	7,553,062
Nordnet AB publ	726,135	9,009,935
Sagax AB, Class B	447,699	8,255,581
SwedenCare AB	1,152,051	3,970,179
		69,233,768

Switzerland (1.31%)
Partners Group Holding AG	19,845	17,824,530

Taiwan (1.45%)
Sinbon Electronics Co., Ltd.	1,142,000	8,877,989
Voltronic Power Technology Corp.	267,490	10,874,758
		19,752,747

United States (11.56%)
Ashtead Group PLC	390,969	20,400,566
Bank of NT Butterfield & Son, Ltd.	705,164	24,356,365
Bizlink Holding, Inc.	1,054,000	8,063,030
	Shares	Value (Note 2)
United States (continued)
EPAM Systems, Inc.(a)	30,572	$10,700,200
Genpact, Ltd.	767,923	37,244,266
JFrog, Ltd.(a)	518,825	13,178,155
Lululemon Athletica, Inc.(a)	83,328	27,418,245
Monolithic Power Systems, Inc.	48,472	16,453,820
		157,814,647

Vietnam (0.61%)
Vietnam Technological & Commercial Joint Stock Bank(a)	8,443,926	8,358,977

TOTAL COMMON STOCKS
(Cost $1,376,488,577)		1,350,322,399

TOTAL INVESTMENTS (98.95%)
(Cost $1,376,488,577)		$1,350,322,399

Other Assets In Excess Of Liabilities (1.05%)		14,397,727

NET ASSETS (100.00%)		$1,364,720,126

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $117,679,144, representing 8.62% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $117,679,144, representing 8.62% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	34.0%
Financials	20.3%
Industrials	17.4%
Health Care	15.2%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	73

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Sector Composition (October 31, 2022) (Unaudited) (continued)
Consumer	12.0%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
IT Services	22.5%
Capital Markets	13.1%
Semiconductors & Semiconductor Equipment	6.5%
Pharmaceuticals	5.6%
Banks	5.6%
Trading Companies & Distributors	5.2%
Professional Services	5.2%
Life Sciences Tools & Services	3.7%
Health Care Providers & Services	3.5%
Multiline Retail	3.5%
Food & Staples Retailing	3.2%
Machinery	3.0%
Software	3.0%
Textiles, Apparel & Luxury Goods	2.7%
Electronic Equipment, Instruments & Components	2.0%
Specialty Retail	2.0%
Electrical Equipment	1.4%
Health Care Equipment & Supplies	1.3%
Commercial Services & Supplies	1.1%
Biotechnology	1.1%
Equity Real Estate Investment Trusts (REITs)	1.0%
Other Industries (each less than 1%)	2.7%
Cash and Other Assets, Less Liabilities	1.1%
Total	100.0%

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.52%)
Argentina (4.23%)
Globant SA(a)	22,983	$4,336,432

Britain (3.83%)
Endava PLC, ADR(a)	51,501	3,926,436

Canada (2.14%)
Aritzia, Inc.(a)	23,219	900,570
Ritchie Bros Auctioneers, Inc.	19,762	1,291,051
		2,191,621

China (0.62%)
O2Micro International, Ltd., ADR(a)	152,896	632,989

Germany (0.80%)
QIAGEN NV(a)	18,875	822,195

Hong Kong (2.40%)
Techtronic Industries Co., Ltd.	259,300	2,456,027

India (1.90%)
WNS Holdings, Ltd., ADR(a)	22,672	1,951,606

Ireland (2.27%)
ICON PLC, ADR(a)	11,763	2,327,191

United States (81.33%)
Align Technology, Inc.(a)	8,482	1,648,053
Ashtead Group PLC	27,605	1,440,415
Bank of Hawaii Corp.	6,877	522,308
Bank of NT Butterfield & Son, Ltd.	57,761	1,995,065
Bill.com Holdings, Inc.(a)	3,573	476,495
Bio-Techne Corp.	3,341	989,805
Cloudflare, Inc., Class A(a)	12,944	729,006
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	700,000
Crowdstrike Holdings, Inc., Class A(a)	3,189	514,067
Datadog, Inc., Class A(a)	8,193	659,618
Dexcom, Inc.(a)	8,226	993,536
Elastic NV(a)	13,316	851,558
EPAM Systems, Inc.(a)	2,068	723,800
Equinix, Inc.	516	292,283
Etsy, Inc.(a)	19,214	1,804,387
Fastenal Co.	12,847	620,896
Figs, Inc., Class A(a)	241,815	1,784,595
First Republic Bank	38,595	4,635,261
Five Below, Inc.(a)	10,622	1,554,530
Frontage Holdings Corp.(a)(c)(d)	2,272,700	512,466
Genpact, Ltd.	60,325	2,925,763
Gitlab, Inc., Class A(a)	16,797	813,983
Glacier Bancorp, Inc.	17,104	979,717
	Shares	Value (Note 2)
United States (continued)
Global Industrial Co.	105,301	$3,342,254
Goosehead Insurance, Inc., Class A(a)	15,799	655,816
GQG Partners, Inc.	423,100	389,717
Heska Corp.(a)	27,648	1,984,020
HubSpot, Inc.(a)	6,132	1,818,506
IDEXX Laboratories, Inc.(a)	4,620	1,661,722
JFrog, Ltd.(a)	30,224	767,690
LeMaitre Vascular, Inc.	23,597	1,024,110
LGI Homes, Inc.(a)	5,851	538,585
Littelfuse, Inc.	20,770	4,574,593
Lululemon Athletica, Inc.(a)	6,907	2,272,679
MaxCyte, Inc.(a)	126,453	875,055
Medpace Holdings, Inc.(a)	8,164	1,812,245
Microchip Technology, Inc.	11,454	707,170
Moelis & Co., Class A	14,285	606,541
Monolithic Power Systems, Inc.	5,018	1,703,360
MSCI, Inc.	1,659	777,839
NV5 Global, Inc.(a)	5,108	740,405
Ollie's Bargain Outlet Holdings, Inc.(a)	27,203	1,523,368
P10, Inc., Class A	102,500	1,064,975
PagerDuty, Inc.(a)	27,695	690,713
Paycom Software, Inc.(a)	10,471	3,622,967
Paylocity Holding Corp.(a)	2,008	465,434
PJT Partners, Inc., Class A	52,252	3,887,549
Pool Corp.	9,108	2,770,926
Power Integrations, Inc.	15,508	1,034,539
Qualys, Inc.(a)	18,413	2,624,957
Rapid7, Inc.(a)	12,078	546,771
Rexford Industrial Realty, Inc.	15,246	842,799
Shoals Technologies Group, Inc., Class A(a)	70,259	1,623,685
Silicon Laboratories, Inc.(a)	10,391	1,194,134
SVB Financial Group(a)	10,147	2,343,551
Terreno Realty Corp.	15,918	909,554
TPG, Inc.	42,256	1,299,372
Tradeweb Markets, Inc.	8,181	450,609
Trex Co., Inc.(a)	9,858	474,071
WW Grainger, Inc.	2,626	1,534,503
		83,324,391

TOTAL COMMON STOCKS
(Cost $111,784,107)		101,968,888

PREFERRED STOCKS (0.61%)
United States (0.61%)
Gusto Inc Series E Preferred(a)(b)	20,595	626,088

TOTAL PREFERRED STOCKS
(Cost $625,992)		626,088

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	75

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
TOTAL INVESTMENTS (100.13%)
(Cost $112,410,099)		$102,594,976

Liabilities In Excess Of Other Assets (-0.13%)		(133,960)

NET ASSETS (100.00%)		$102,461,016

(a)	Non-Income Producing Security.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $512,466, representing 0.50% of net assets.
(d)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of these securities was $512,466, representing 0.50% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Technology	38.0%
Financials	21.8%
Health Care	16.0%
Industrials	13.2%
Consumer	11.1%
Cash, Cash Equivalents, & Other Net Assets	-0.1%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
IT Services	14.3%
Software	14.1%
Banks	10.2%
Capital Markets	9.0%
Health Care Equipment & Supplies	8.8%
Life Sciences Tools & Services	7.2%
Trading Companies & Distributors	6.7%
Semiconductors & Semiconductor Equipment	5.1%
Electronic Equipment, Instruments & Components	4.5%
Distributors	2.7%
Machinery	2.4%
Specialty Retail	2.4%
Textiles, Apparel & Luxury Goods	2.2%
Equity Real Estate Investment Trusts (REITs)	2.0%
Internet & Direct Marketing Retail	1.8%
Electrical Equipment	1.6%
Multiline Retail	1.5%
Commercial Services & Supplies	1.3%
Other Industries (each less than 1%)	2.3%
Cash and Other Assets, Less Liabilities	-0.1%
Total	100.0%

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Explorer Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$379,443,969	$87,536,549	$8,071,657	$44,289,932	$611,043,336
Cash	10,639,534	1,827,499	508,398	132,629	3,662,579
Foreign cash, at value (Cost $3,213,564, $624,934, $10, $159,700 and $268,128, respectively)	3,146,481	624,616	–	157,654	264,538
Dividends and interest receivable	211,016	177,018	5,828	53,122	912,894
Receivable for investments sold	1,224,036	702,994	142,027	47,562	593,842
Receivable for fund shares subscribed	85,791	201,772	3,251	10,203	191,982
Due from advisor	–	66,255	85,258	–	–
Deferred offering cost	–	2	22,788	–	–
Prepaid and other assets	13,461	14,157	39,084	1,512	18,992
Total assets	394,764,288	91,150,862	8,878,291	44,692,614	616,688,163

LIABILITIES
Payable to custodian due to overdraft	–	–	1,000	–	–
Payable for investments purchased	312,026	329,932	91,980	–	216,407
Foreign capital gains tax	1,536,846	3,998	–	50,371	243,515
Payable for fund shares redeemed	981,017	35,955	–	658,638	431,885
Advisory fees payable	452,676	–	–	55,249	620,985
Administration fees payable	54,911	30,348	376	24,559	62,983
Custodian fees payable	215,493	37,666	–	30,169	129,715
Payable for trustee fees and expenses	9,745	6,068	801	2,922	2,638
Payable for chief compliance officer fee	5,196	4,634	11,615	4,523	10,009
Payable for principal financial officer fees	2,958	858	328	3,779	3,021
Distribution and service fees payable	4,739	–	–	–	17,917
Payable for transfer agency fees	5,321	4,366	716	5,818	8,284
Accrued expenses and other liabilities	81,754	58,697	–	24,000	48,285
Total liabilities	3,662,682	512,522	106,816	860,028	1,795,644
NET ASSETS	$391,101,606	$90,638,340	$8,771,475	$43,832,586	$614,892,519

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$369,304,253	$108,634,035	$12,379,908	$48,665,672	$595,721,430
Total distributable earnings	21,797,353	(17,995,695)	(3,608,433)	(4,833,086)	19,171,089
NET ASSETS	$391,101,606	$90,638,340	$8,771,475	$43,832,586	$614,892,519

INVESTMENTS, AT COST	$357,325,570	$97,218,940	$11,037,763	$44,875,020	$588,085,595

PRICING OF SHARES
Investor Class
Net Assets	$8,894,922	$–	$–	$–	$71,029,733
Net Asset Value, offering and redemption price per share	$11.45	$–	$–	$–	$3.09
Shares of beneficial interest outstanding	776,552	–	–	–	22,986,977
Institutional Class
Net Assets	$382,206,684	$90,638,340	$8,771,475	$43,832,586	$543,862,786
Net Asset Value, offering and redemption price per share	$11.59	$12.13	$6.78	$11.35	$3.17
Shares of beneficial interest outstanding	32,975,456	7,469,338	1,292,984	3,862,460	171,566,621

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	77

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$251,415,603	$219,991,974	$573,682,721	$1,350,322,399	$102,594,976
Cash	–	–	12,920,351	9,028,482	860,532
Foreign cash, at value (Cost $499,216, $154,002, $4,454,545, $1,067,363 and $6, respectively)	500,703	153,953	4,419,692	1,066,364	6
Dividends and interest receivable	238,872	218,873	824,799	1,778,131	22,362
Receivable for investments sold	3,167,164	1,448,073	2,409,213	6,266,802	212,155
Receivable for fund shares subscribed	189,334	475,345	328,007	1,407,475	27,004
Deferred offering cost	–	–	–	–	8,469
Prepaid and other assets	28,867	32,052	–	28,081	6,388
Total assets	255,540,543	222,320,270	594,584,783	1,369,897,734	103,731,892

LIABILITIES
Payable to custodian due to overdraft	6,685,595	654,908	–	–	–
Payable for investments purchased	1,396,135	36,125	2,620,181	1,723,426	68,210
Foreign capital gains tax	107,731	–	910,814	–	–
Payable for fund shares redeemed	57,320	1,178,606	184,007	2,091,701	1,078,812
Advisory fees payable	221,224	150,951	593,549	910,602	65,118
Administration fees payable	51,656	35,300	39,680	115,821	21,303
Custodian fees payable	81,568	36,754	169,537	246,836	13,857
Payable for trustee fees and expenses	5,344	2,497	4,879	6,582	1,148
Payable for chief compliance officer fee	2,183	784	23,673	13,818	164
Payable for principal financial officer fees	416	157	260	337	46
Distribution and service fees payable	13,340	8,706	9,042	6,464	–
Payable for transfer agency fees	8,346	17,702	2,826	24,635	4,520
Accrued expenses and other liabilities	38,809	25,367	39,142	37,386	17,698
Total liabilities	8,669,667	2,147,857	4,597,590	5,177,608	1,270,876
NET ASSETS	$246,870,876	$220,172,413	$589,987,193	$1,364,720,126	$102,461,016

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$244,869,405	$254,548,101	$592,945,051	$1,451,369,077	$131,360,977
Total distributable earnings	2,001,471	(34,375,688)	(2,957,858)	(86,648,951)	(28,899,961)
NET ASSETS	$246,870,876	$220,172,413	$589,987,193	$1,364,720,126	$102,461,016

INVESTMENTS, AT COST	$238,852,819	$226,192,086	$564,269,856	$1,376,488,577	$112,410,099

PRICING OF SHARES
Investor Class
Net Assets	$26,027,654	$37,897,022	$31,539,858	$29,986,452	$–
Net Asset Value, offering and redemption price per share	$13.50	$13.68	$2.94	$14.70	$–
Shares of beneficial interest outstanding	1,928,471	2,770,390	10,725,939	2,039,350	–
Institutional Class
Net Assets	$220,843,222	$182,275,391	$558,447,335	$1,334,733,674	$102,461,016
Net Asset Value, offering and redemption price per share	$13.65	$13.89	$2.98	$14.85	$16.18
Shares of beneficial interest outstanding	16,179,669	13,121,738	187,637,730	89,882,756	6,332,029

See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2022 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Explorer Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
INVESTMENT INCOME
Dividends	$6,850,272	$2,270,846	$83,164	$647,063	$6,866,446
Foreign taxes withheld	(677,173)	(110,743)	(7,460)	(47,136)	(564,997)
Total investment income	6,173,099	2,160,103	75,704	599,927	6,301,449
EXPENSES
Investment advisor fees (Note 6)	3,018,673	495,566	49,705	356,950	4,301,643
Administrative fees	81,699	28,238	15,068	16,861	113,961
Distribution and service fees - Investor Class	11,562	–	–	–	98,698
Transfer agent fees	22,266	18,111	13,449	20,920	34,140
Recoupment of previously waived fees	–	43,341	–	–	–
Professional fees	41,100	12,790	13,898	7,272	22,983
Printing fees	19,363	1,778	7,233	2,624	17,722
Registration fees	–	–	725	–	13,463
Custodian fees	313,617	62,048	63,035	41,957	191,470
Trustee fees and expenses	25,873	–	5,656	1,812	28,474
Chief compliance officer fees	13,013	1,290	–	3,742	22,116
Principal financial officer fees	3,855	140	548	3,597	4,393
Offering costs	–	–	14,122	–	–
Other expenses	9,023	5,103	16,184	8,834	28,539
Total expenses	3,560,044	668,405	199,623	464,569	4,877,602
Voluntary waiver of investment advisory fees (Note 6)	(78,814)	–	–	–	(230,192)
Less fees waived/reimbursed by investment advisor (Note 6)	–	–	(143,158)	–	–
Total net expenses	3,481,230	668,405	56,465	464,569	4,647,410
NET INVESTMENT INCOME	2,691,869	1,491,698	19,239	135,358	1,654,039

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	7,796,289	(9,861,153)	(536,140)	(2,033,214)	(7,592,986)
Net realized loss on foreign currency transactions	(221,047)	(87,714)	(3,971)	(14,061)	(170,089)
Net realized gain/(loss)	7,575,242	(9,948,867)	(540,111)	(2,047,275)	(7,763,075)
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of $(1,008,947), $(30,929), $0, $(20,146) and $(551,822), respectively)	(72,693,302)	(2,888,856)	(741,010)	(6,521,239)	(119,316,823)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(64,204)	10,201	207	857	18,951
Net change in unrealized depreciation	(72,757,506)	(2,878,655)	(740,803)	(6,520,382)	(119,297,872)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(65,182,264)	(12,827,522)	(1,280,914)	(8,567,657)	(127,060,947)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,490,395)	$(11,335,824)	$(1,261,675)	$(8,432,299)	$(125,406,908)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	79

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2022 (Unaudited)

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
INVESTMENT INCOME
Dividends	$2,700,902	$1,902,819	$6,925,991	$14,246,280	$524,495
Foreign taxes withheld	(192,121)	(133,686)	(635,861)	(1,341,442)	(2,626)
Total investment income	2,508,781	1,769,133	6,290,130	12,904,838	521,869
EXPENSES
Investment advisor fees (Note 6)	1,577,640	1,129,486	3,989,451	6,003,370	456,171
Administrative fees	54,108	53,749	108,243	229,842	28,863
Distribution and service fees - Investor Class	35,767	55,620	43,066	42,951	–
Transfer agent fees	28,033	37,255	20,240	76,771	19,157
Professional fees	11,669	12,152	13,590	29,598	11,604
Printing fees	22,852	14,060	7,228	71,243	1,126
Registration fees	–	–	–	–	1,756
Custodian fees	128,613	75,919	242,090	375,699	13,321
Trustee fees and expenses	10,851	11,237	27,578	57,204	4,482
Chief compliance officer fees	4,859	5,081	11,444	60,163	1,949
Principal financial officer fees	558	578	1,353	2,924	231
Other expenses	14,892	11,504	21,966	37,509	2,514
Total expenses	1,889,842	1,406,641	4,486,249	6,987,274	541,174
Voluntary waiver of investment advisory fees (Note 6)	–	–	(167,753)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	(62,706)	–	–	–	–
Total net expenses	1,827,136	1,406,641	4,318,496	6,987,274	541,174
NET INVESTMENT INCOME/(LOSS)	681,645	362,492	1,971,634	5,917,564	(19,305)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(5,572,106)	(25,200,145)	(944,168)	(47,813,012)	(15,175,734)
Net realized gain/(loss) on foreign currency transactions	(41,953)	(54,816)	(177,617)	(468,396)	301
Net realized loss	(5,614,059)	(25,254,961)	(1,121,785)	(48,281,408)	(15,175,433)
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of $(306,276), $(2,932), $(917,411), $(779,074) and $0, respectively)	(44,107,912)	(25,520,348)	(125,610,168)	(251,702,750)	3,054,483
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	6,453	744	(16,200)	(14,734)	20
Net change in unrealized appreciation/(depreciation)	(44,101,459)	(25,519,604)	(125,626,368)	(251,717,484)	3,054,503
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(49,715,518)	(50,774,565)	(126,748,153)	(299,998,892)	(12,120,930)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,033,873)	$(50,412,073)	$(124,776,519)	$(294,081,328)	$(12,140,235)

See Notes to Financial Statements.

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Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$2,691,869	$916,863
Net realized gain	7,575,242	25,770,353
Net change in unrealized depreciation	(72,757,506)	(119,829,805)
Net decrease in net assets resulting from operations	(62,490,395)	(93,142,589)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(1,618,022)
Institutional Class	–	(67,571,163)
Return of capital	–	(549,374)
Net decrease in net assets from distributions	–	(69,738,559)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	467,290	1,267,340
Distributions reinvested	–	1,591,129
Cost of shares redeemed	(1,025,887)	(3,279,504)
Redemption fees	20	–
Net decrease from capital shares transactions	(558,577)	(421,035)

Institutional Class
Proceeds from sales of shares	13,852,553	49,481,761
Distributions reinvested	–	63,205,715
Cost of shares redeemed	(55,780,436)	(91,861,917)
Redemption fees	1,856	3,893
Net increase/(decrease) from capital shares transactions	(41,926,027)	20,829,452

Net decrease in net assets	(104,974,999)	(142,472,731)

NET ASSETS
Beginning of period	496,076,605	638,549,336
End of period	$391,101,606	$496,076,605

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	37,408	75,970
Issued to shareholders in reinvestment of distributions	–	99,757
Redeemed	(81,752)	(202,959)
Net decrease in share transactions	(44,344)	(27,232)

Institutional Class
Issued	1,112,161	2,900,542
Issued to shareholders in reinvestment of distributions	–	3,925,821
Redeemed	(4,472,553)	(5,465,808)
Net increase/(decrease) in share transactions	(3,360,392)	1,360,555

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	81

Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$1,491,698	$1,183,034
Net realized gain/(loss)	(9,948,867)	2,272,824
Net change in unrealized depreciation	(2,878,655)	(13,473,089)
Net decrease in net assets resulting from operations	(11,335,824)	(10,017,231)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(5,635,245)
Net decrease in net assets from distributions	–	(5,635,245)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	14,923,468	86,906,012
Distributions reinvested	–	5,276,808
Cost of shares redeemed	(19,084,048)	(19,814,461)
Redemption fees	6,223	9,594
Net increase/(decrease) from capital shares transactions	(4,154,357)	72,377,953

Net increase/(decrease) in net assets	(15,490,181)	56,725,477

NET ASSETS
Beginning of period	106,128,521	49,403,044
End of period	$90,638,340	$106,128,521

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,161,541	5,617,970
Issued to shareholders in reinvestment of distributions	–	350,386
Redeemed	(1,495,098)	(1,370,653)
Net increase/(decrease) in share transactions	(333,557)	4,597,703

See Notes to Financial Statements.

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Period December 16, 2021 (Inception) to April 30, 2022
OPERATIONS
Net investment income/(loss)	$19,239	$(5,004)
Net realized loss	(540,111)	(131,015)
Net change in unrealized depreciation	(740,803)	(2,225,453)
Net decrease in net assets resulting from operations	(1,261,675)	(2,361,472)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	–

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	1,315,465	12,437,366
Cost of shares redeemed	(743,890)	(616,937)
Redemption fees	518	2,100
Net increase from capital shares transactions	572,093	11,822,529
Net increase/(decrease) in net assets	(689,582)	9,461,057

NET ASSETS
Beginning of period	9,461,057	–
End of period	$8,771,475	$9,461,057

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	180,330	1,285,196
Redeemed	(100,486)	(72,056)
Net increase in share transactions	79,844	1,213,140

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	83

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$135,358	$(343,036)
Net realized gain/(loss)	(2,047,275)	3,882,046
Net change in unrealized depreciation	(6,520,382)	(20,697,626)
Net decrease in net assets resulting from operations	(8,432,299)	(17,158,616)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(9,713,708)
Net decrease in net assets from distributions	–	(9,713,708)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	3,914,081	6,982,822
Distributions reinvested	–	8,977,600
Cost of shares redeemed	(4,824,524)	(6,287,953)
Redemption fees	2	424
Net increase/(decrease) from capital shares transactions	(910,441)	9,672,893

Net decrease in net assets	(9,342,740)	(17,199,431)

NET ASSETS
Beginning of period	53,175,326	70,374,757
End of period	$43,832,586	$53,175,326

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	323,693	384,248
Issued to shareholders in reinvestment of distributions	–	505,780
Redeemed	(401,905)	(357,886)
Net increase/(decrease) in share transactions	(78,212)	532,142

See Notes to Financial Statements.

84	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$1,654,039	$640,542
Net realized gain/(loss)	(7,763,075)	80,206,834
Net change in unrealized depreciation	(119,297,872)	(263,718,405)
Net decrease in net assets resulting from operations	(125,406,908)	(182,871,029)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(21,606,186)
Institutional Class	–	(154,238,516)
Net decrease in net assets from distributions	–	(175,844,702)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	3,729,220	13,720,488
Distributions reinvested	–	20,538,090
Cost of shares redeemed	(10,202,662)	(30,630,234)
Redemption fees	536	1,747
Net increase/(decrease) from capital shares transactions	(6,472,906)	3,630,091

Institutional Class
Proceeds from sales of shares	64,165,393	82,166,481
Distributions reinvested	–	136,412,929
Cost of shares redeemed	(89,562,994)	(112,901,232)
Redemption fees	9,875	5,768
Net increase/(decrease) from capital shares transactions	(25,387,726)	105,683,946

Net decrease in net assets	(157,267,540)	(249,401,694)

NET ASSETS
Beginning of period	772,160,059	1,021,561,753
End of period	$614,892,519	$772,160,059

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,129,176	2,715,233
Issued to shareholders in reinvestment of distributions	–	4,182,910
Redeemed	(3,067,715)	(5,896,930)
Net increase/(decrease) in share transactions	(1,938,539)	1,001,213

Institutional Class
Issued	18,852,084	16,333,444
Issued to shareholders in reinvestment of distributions	–	27,119,867
Redeemed	(26,748,637)	(22,636,949)
Net increase/(decrease) in share transactions	(7,896,553)	20,816,362

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	85

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$681,645	$(456,612)
Net realized gain/(loss)	(5,614,059)	16,515,946
Net change in unrealized depreciation	(44,101,459)	(98,575,646)
Net decrease in net assets resulting from operations	(49,033,873)	(82,516,312)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(6,454,970)
Institutional Class	–	(51,278,451)
Net decrease in net assets from distributions	–	(57,733,421)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,298,717	4,516,080
Distributions reinvested	–	6,242,422
Cost of shares redeemed	(3,601,824)	(22,081,221)
Redemption fees	12	714
Net decrease from capital shares transactions	(2,303,095)	(11,322,005)

Institutional Class
Proceeds from sales of shares	15,324,236	90,834,951
Distributions reinvested	–	45,829,430
Cost of shares redeemed	(38,077,453)	(41,125,069)
Redemption fees	271	525
Net increase/(decrease) from capital shares transactions	(22,752,946)	95,539,837

Net decrease in net assets	(74,089,914)	(56,031,901)

NET ASSETS
Beginning of period	320,960,790	376,992,691
End of period	$246,870,876	$320,960,790

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	88,976	199,535
Issued to shareholders in reinvestment of distributions	–	291,566
Redeemed	(250,128)	(955,939)
Net decrease in share transactions	(161,152)	(464,838)

Institutional Class
Issued	1,045,299	3,969,683
Issued to shareholders in reinvestment of distributions	–	2,120,751
Redeemed	(2,642,780)	(1,948,673)
Net increase/(decrease) in share transactions	(1,597,481)	4,141,761

See Notes to Financial Statements.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$362,492	$(223,063)
Net realized gain/(loss)	(25,254,961)	18,787,713
Net change in unrealized depreciation	(25,519,604)	(115,854,900)
Net decrease in net assets resulting from operations	(50,412,073)	(97,290,250)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(7,942,440)
Institutional Class	–	(36,357,966)
Net decrease in net assets from distributions	–	(44,300,406)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	2,500,006	22,339,787
Distributions reinvested	–	7,509,724
Cost of shares redeemed	(8,198,013)	(59,944,372)
Redemption fees	2,720	7,384
Net decrease from capital shares transactions	(5,695,287)	(30,087,477)

Institutional Class
Proceeds from sales of shares	46,966,300	173,132,185
Distributions reinvested	–	33,920,668
Cost of shares redeemed	(108,227,419)	(65,478,111)
Redemption fees	17,377	25,711
Net increase/(decrease) from capital shares transactions	(61,243,742)	141,600,453

Net decrease in net assets	(117,351,102)	(30,077,680)

NET ASSETS
Beginning of period	337,523,515	367,601,195
End of period	$220,172,413	$337,523,515

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	167,790	935,479
Issued to shareholders in reinvestment of distributions	–	322,999
Redeemed	(545,494)	(2,576,843)
Net decrease in share transactions	(377,704)	(1,318,365)

Institutional Class
Issued	3,077,921	7,389,417
Issued to shareholders in reinvestment of distributions	–	1,439,757
Redeemed	(7,008,580)	(2,999,583)
Net increase/(decrease) in share transactions	(3,930,659)	5,829,591

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	87

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$1,971,634	$(265,359)
Net realized gain/(loss)	(1,121,785)	43,129,999
Net change in unrealized depreciation	(125,626,368)	(243,280,059)
Net decrease in net assets resulting from operations	(124,776,519)	(200,415,419)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(6,995,097)
Institutional Class	–	(114,521,322)
Net decrease in net assets from distributions	–	(121,516,419)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	2,484,367	6,094,435
Distributions reinvested	–	6,638,611
Cost of shares redeemed	(4,639,266)	(22,861,894)
Redemption fees	549	103
Net decrease from capital shares transactions	(2,154,350)	(10,128,745)

Institutional Class
Proceeds from sales of shares	80,020,793	80,347,232
Distributions reinvested	–	102,989,186
Cost of shares redeemed	(61,103,154)	(126,377,233)
Redemption fees	419	858
Net increase from capital shares transactions	18,918,058	56,960,043

Net decrease in net assets	(108,012,811)	(275,100,540)

NET ASSETS
Beginning of period	698,000,004	973,100,544
End of period	$589,987,193	$698,000,004

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	761,713	1,215,869
Issued to shareholders in reinvestment of distributions	–	1,380,169
Redeemed	(1,482,805)	(4,501,887)
Net decrease in share transactions	(721,092)	(1,905,849)

Institutional Class
Issued	24,780,495	16,355,704
Issued to shareholders in reinvestment of distributions	–	21,191,191
Redeemed	(19,369,165)	(28,781,125)
Net increase in share transactions	5,411,330	8,765,770

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$5,917,564	$2,555,888
Net realized gain/(loss)	(48,281,408)	105,562,123
Net change in unrealized depreciation	(251,717,484)	(475,348,396)
Net decrease in net assets resulting from operations	(294,081,328)	(367,230,385)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(6,131,180)
Institutional Class	–	(175,308,794)
Net decrease in net assets from distributions	–	(181,439,974)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,538,999	7,235,961
Distributions reinvested	–	6,035,460
Cost of shares redeemed	(15,307,257)	(11,277,946)
Redemption fees	2,299	117
Net increase/(decrease) from capital shares transactions	(13,765,959)	1,993,592

Institutional Class
Proceeds from sales of shares	250,723,381	427,381,221
Distributions reinvested	–	166,321,475
Cost of shares redeemed	(212,535,133)	(446,402,441)
Redemption fees	7,606	17,239
Net increase from capital shares transactions	38,195,854	147,317,494

Net decrease in net assets	(269,651,433)	(399,359,273)

NET ASSETS
Beginning of period	1,634,371,559	2,033,730,832
End of period	$1,364,720,126	$1,634,371,559

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	93,400	292,270
Issued to shareholders in reinvestment of distributions	–	240,361
Redeemed	(916,048)	(484,652)
Net increase/(decrease) in share transactions	(822,648)	47,979

Institutional Class
Issued	15,543,300	18,058,917
Issued to shareholders in reinvestment of distributions	–	6,571,374
Redeemed	(13,307,516)	(18,255,599)
Net increase in share transactions	2,235,784	6,374,692

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	89

Grandeur Peak US Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment loss	$(19,305)	$(217,484)
Net realized loss	(15,175,433)	(2,423,252)
Net change in unrealized appreciation/(depreciation)	3,054,503	(33,336,025)
Net decrease in net assets resulting from operations	(12,140,235)	(35,976,761)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(2,904,349)
Net decrease in net assets from distributions	–	(2,904,349)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	31,493,413	59,933,339
Distributions reinvested	–	2,054,218
Cost of shares redeemed	(48,427,412)	(17,719,415)
Redemption fees	1,205	41,072
Net increase/(decrease) from capital shares transactions	(16,932,794)	44,309,214

Net increase/(decrease) in net assets	(29,073,029)	5,428,104

NET ASSETS
Beginning of period	131,534,045	126,105,941
End of period	$102,461,016	$131,534,045

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,837,748	2,667,132
Issued to shareholders in reinvestment of distributions	–	84,675
Redeemed	(2,959,956)	(851,248)
Net increase/(decrease) in share transactions	(1,122,208)	1,900,559

See Notes to Financial Statements.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.21		$17.70	$11.07		$11.82	$13.05	$11.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06		(0.01)	(0.08)		0.01	0.01	0.03
Net realized and unrealized gain/(loss) on investments	(1.82)		(2.48)	6.71		(0.75)	(1.13)	1.47
Total income/(loss) from investment operations	(1.76)		(2.49)	6.63		(0.74)	(1.12)	1.50

DISTRIBUTIONS
From net investment income	–		–	(0.00	)(b)	(0.01)	(0.02)	–
From net realized gain on investments	–		(2.00)	–		–	(0.09)	–
Total distributions	–		(2.00)	0.00		(0.01)	(0.11)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	–	0.00	(b)	–	0.00 (b)	–

INCREASE/DECREASE IN NET ASSET VALUE	(1.76)		(4.49)	6.63		(0.75)	(1.23)	1.50
NET ASSET VALUE, END OF PERIOD	$11.45		$13.21	$17.70		$11.07	$11.82	$13.05

TOTAL RETURN	(13.32	)%(c)	(16.01)%	59.92%		(6.29)%	(8.48)%	12.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$8,895		$10,846	$15,011		$10,056	$13,869	$18,668

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.82	%(d)	1.76%	1.75%		1.76%	1.77%	1.79%
Expenses (including fees waived/reimbursed by investment advisor)	1.79	%(d)	1.63%	1.68%		1.74%	1.76%	1.78%
Net investment income/(loss)	0.96	%(d)	(0.09)%	(0.50)%		0.09%	0.11%	0.26%

PORTFOLIO TURNOVER RATE	12	%(c)	31%	35%		24%	34%	33%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	91

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.35		$17.83	$11.14	$11.88	$13.12	$11.60

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.08		0.03	(0.04)	0.04	0.03	0.06
Net realized and unrealized gain/(loss) on investments	(1.84)		(2.51)	6.76	(0.75)	(1.14)	1.48
Total income/(loss) from investment operations	(1.76)		(2.48)	6.72	(0.71)	(1.11)	1.54

DISTRIBUTIONS
From net investment income	–		–	(0.01)	(0.03)	(0.04)	(0.02)
From net realized gain on investments	–		(2.00)	(0.02)	–	(0.09)	–
Total distributions	–		(2.00)	(0.03)	(0.03)	(0.13)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.76)		(4.48)	6.69	(0.74)	(1.24)	1.52
NET ASSET VALUE, END OF PERIOD	$11.59		$13.35	$17.83	$11.14	$11.88	$13.12

TOTAL RETURN	(13.18	)%(c)	(15.82)%	60.30%	(6.03)%	(8.32)%	13.24%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$382,207		$485,230	$623,538	$389,373	$452,530	$471,260

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.59	%(d)	1.52%	1.52%	1.53%	1.53%	1.55%
Expenses (including fees waived/reimbursed by investment advisor)	1.55	%(d)	1.39%	1.45%	1.51%	1.52%	1.54%
Net investment income/(loss)	1.21	%(d)	0.15%	(0.27)%	0.29%	0.29%	0.49%
PORTFOLIO TURNOVER RATE	12	%(c)	31%	35%	24%	34%	33%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.60		$15.41	$8.78	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.19		0.20	0.25	0.06
Net realized and unrealized gain/(loss) on investments	(1.66)		(1.12)	6.61	(1.25)
Total income/(loss) from investment operations	(1.47)		(0.92)	6.86	(1.19)

DISTRIBUTIONS
From net investment income	–		(0.14)	(0.23)	(0.01)
From net realized gain on investments	–		(0.75)	–	(0.02)
Total distributions	–		(0.89)	(0.23)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.47)		(1.81)	6.63	(1.22)
NET ASSET VALUE, END OF PERIOD	$12.13		$13.60	$15.41	$8.78

TOTAL RETURN	(10.81	)%(c)	(6.51)%	78.51%	(11.96	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$90,638		$106,129	$49,403	$8,861

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.40%	1.87%	4.69	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35%	1.35%	1.35	%(d)(e)
Net investment income	3.01	%(d)	1.33%	1.91%	1.05	%(d)

PORTFOLIO TURNOVER RATE	31	%(c)	50%	54%	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	93

Grandeur Peak Global Explorer Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		For the Period December 16, 2021 (Inception) to April 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$7.80		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		(0.01)
Net realized and unrealized loss on investments	(1.04)		(2.19)
Total loss from investment operations	(1.02)		(2.20)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)

DECREASE IN NET ASSET VALUE	(1.02)		(2.20)
NET ASSET VALUE, END OF PERIOD	$6.78		$7.80

TOTAL RETURN	(13	)%(c)	(22	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$8,771		$9,461

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	4.42	%(d)(e)	2.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.25	%(d)(e)	1.25	%(d)(e)
Net investment income/(loss)	0.43	%(d)	(0.16	)%(d)

PORTFOLIO TURNOVER RATE	19	%(c)	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.49		$20.65	$11.05	$11.31	$13.12	$11.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03		(0.09)	(0.10)	0.01	(0.01)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	(2.17)		(4.24)	11.17	(0.19)	(1.08)	2.12
Total income/(loss) from investment operations	(2.14)		(4.33)	11.07	(0.18)	(1.09)	2.12

DISTRIBUTIONS
From net investment income	–		–	(0.14)	(0.03)	–	(0.06)
From net realized gain on investments	–		(2.83)	(1.33)	(0.05)	(0.72)	(0.92)
Total distributions	–		(2.83)	(1.47)	(0.08)	(0.72)	(0.98)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	–	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(2.14)		(7.16)	9.60	(0.26)	(1.81)	1.14
NET ASSET VALUE, END OF PERIOD	$11.35		$13.49	$20.65	$11.05	$11.31	$13.12

TOTAL RETURN	(15.86	)%(c)	(24.25)%	102.43%	(1.62)%	(7.67)%	17.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$43,833		$53,175	$70,375	$29,634	$35,654	$41,709

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.95	%(d)	1.94%	2.02%	2.06%	2.05%	2.06%
Expenses (including fees waived/reimbursed by investment advisor)	1.95	%(d)	1.94%	2.00%	2.00%	2.00%	2.00%
Net investment income/(loss)	0.57	%(d)	(0.50)%	(0.62)%	0.09%	(0.06)%	0.00	%(e)

PORTFOLIO TURNOVER RATE	14	%(c)	36%	36%	33%	37%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

(e)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	95

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$3.70		$5.51	$3.24		$3.48		$3.95		$3.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00	(b)	(0.01)	(0.02)		(0.01	)(c)	(0.00	)(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.61)		(0.82)	2.66		(0.03)		(0.14)		0.65
Total income/(loss) from investment operations	(0.61)		(0.83)	2.64		(0.04)		(0.14)		0.65

DISTRIBUTIONS
From net investment income	–		–	(0.00	)(b)	–		(0.00	)(b)	–
From net realized gain on investments	–		(0.98)	(0.37)		(0.20)		(0.33)		(0.22)
Total distributions	–		(0.98)	(0.37)		(0.20)		(0.33)		(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.61)		(1.81)	2.27		(0.24)		(0.47)		0.43
NET ASSET VALUE, END OF PERIOD	$3.09		$3.70	$5.51		$3.24		$3.48		$3.95

TOTAL RETURN	(16.49	)%(d)	(19.49)%	82.94%		(1.73)%		(1.83)%		18.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$71,030		$92,173	$131,739		$92,843		$130,745		$188,379

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.63	%(e)	1.57%	1.60%		1.61%		1.61%		1.61%
Expenses (including fees waived/reimbursed by investment advisor)	1.57	%(e)	1.45%	1.51%		1.57%		1.57%		1.55%
Net investment income/(loss)	0.27	%(e)	(0.14)%	(0.34)%		(0.17)%		(0.12)%		0.03%

PORTFOLIO TURNOVER RATE	15	%(d)	33%	47%		41%		38%		29%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Not Annualized.

(e)	Annualized.

See Notes to Financial Statements.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$3.79		$5.61		$3.29		$3.52	$4.00	$3.56

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		0.00	(b)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.01
Net realized and unrealized gain/(loss) on investments	(0.63)		(0.84)		2.70		(0.03)	(0.14)	0.65
Total income/(loss) from investment operations	(0.62)		(0.84)		2.70		(0.03)	(0.14)	0.66

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	(0.01)		–	(0.01)	(0.00	)(b)
From net realized gain on investments	–		(0.98)		(0.37)		(0.20)	(0.33)	(0.22)
Total distributions	–		(0.98)		(0.38)		(0.20)	(0.34)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.62)		(1.82)		2.32		(0.23)	(0.48)	0.44
NET ASSET VALUE, END OF PERIOD	$3.17		$3.79		$5.61		$3.29	$3.52	$4.00

TOTAL RETURN	(16.36	)%(c)	(19.30)%		83.44%		(1.42)%	(1.84)%	18.62%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$543,863		$679,987		$889,823		$470,142	$523,862	$591,470

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.39	%(d)	1.34%		1.35%		1.37%	1.37%	1.36%
Expenses (including fees waived/reimbursed by investment advisor)	1.32	%(d)	1.22%		1.27%		1.33%	1.33%	1.31%
Net investment income/(loss)	0.51	%(d)	0.09%		(0.08)%		0.05%	0.13%	0.28%

PORTFOLIO TURNOVER RATE	15	%(c)	33%		47%		41%	38%	29%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	97

Grandeur Peak Global Reach Fund	Financial Highlights

  For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$16.01		$23.16	$14.12	$14.98		$16.97		$14.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		(0.07)	(0.07)	(0.01	)(b)	0.01		0.01
Net realized and unrealized gain/(loss) on investments	(2.53)		(3.77)	10.79	(0.44)		(0.58)		2.66
Total income/(loss) from investment operations	(2.51)		(3.84)	10.72	(0.45)		(0.57)		2.67

DISTRIBUTIONS
From net investment income	–		–	(0.01)	–		(0.00	)(c)	–
From net realized gain on investments	–		(3.31)	(1.67)	(0.41)		(1.42)		(0.22)
Total distributions	–		(3.31)	(1.68)	(0.41)		(1.42)		(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	(2.51)		(7.15)	9.04	(0.86)		(1.99)		2.45
NET ASSET VALUE, END OF PERIOD	$13.50		$16.01	$23.16	$14.12		$14.98		$16.97

TOTAL RETURN	(15.68	)%(d)	(20.17)%	77.38%	(3.31)%		(1.61)%		18.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$26,028		$33,459	$59,164	$40,307		$56,307		$65,923

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.54	%(e)	1.49%	1.52%	1.52%		1.52%		1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.50	%(e)	1.48%	1.52%	1.52%		1.52%		1.52%
Net investment income/(loss)	0.25	%(e)	(0.32)%	(0.38)%	(0.04)%		0.05%		0.06%

PORTFOLIO TURNOVER RATE	22	%(d)	42%	41%	32%		50%		43%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Not Annualized.

(e)	Annualized.

See Notes to Financial Statements.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

  For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$16.17		$23.31	$14.19	$15.04	$17.02	$14.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04		(0.02)	(0.03)	0.03	0.05	0.04
Net realized and unrealized gain/(loss) on investments	(2.56)		(3.81)	10.86	(0.45)	(0.58)	2.67
Total income/(loss) from investment operations	(2.52)		(3.83)	10.83	(0.42)	(0.53)	2.71

DISTRIBUTIONS
From net investment income	–		–	(0.04)	(0.02)	(0.03)	(0.02)
From net realized gain on investments	–		(3.31)	(1.67)	(0.41)	(1.42)	(0.22)
Total distributions	–		(3.31)	(1.71)	(0.43)	(1.45)	(0.24)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(2.52)		(7.14)	9.12	(0.85)	(1.98)	2.47
NET ASSET VALUE, END OF PERIOD	$13.65		$16.17	$23.31	$14.19	$15.04	$17.02

TOTAL RETURN	(15.58	)%(c)	(19.99)%	77.81%	(3.09)%	(1.33)%	18.69%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$220,843		$287,502	$317,828	$200,988	$272,743	$302,269

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.29	%(d)	1.25%	1.27%	1.27%	1.27%	1.28%
Expenses (including fees waived/reimbursed by investment advisor)	1.25	%(d)	1.24%	1.27%	1.27%	1.27%	1.28%
Net investment income/(loss)	0.50	%(d)	(0.09)%	(0.14)%	0.21%	0.29%	0.27%

PORTFOLIO TURNOVER RATE	22	%(c)	42%	41%	32%	50%	43%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	99

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$16.51		$23.26	$14.26	$14.83		$15.06	$12.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00	(b)	(0.06)	(0.04)	(0.01	)(c)	0.01	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	(2.83)		(4.21)	9.72	(0.31)		0.16	2.52
Total income/(loss) from investment operations	(2.83)		(4.27)	9.68	(0.32)		0.17	2.52

DISTRIBUTIONS
From net investment income	–		–	–	(0.00	)(b)	–	–
From net realized gain on investments	–		(2.48)	(0.68)	(0.25)		(0.40)	(0.22)
Total distributions	–		(2.48)	(0.68)	(0.25)		(0.40)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(2.83)		(6.75)	9.00	(0.57)		(0.23)	2.30
NET ASSET VALUE, END OF PERIOD	$13.68		$16.51	$23.26	$14.26		$14.83	$15.06

TOTAL RETURN	(17.14	)%(d)	(21.45)%	68.36%	(2.22)%		1.78%	19.79%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$37,897		$51,984	$103,891	$85,310		$90,400	$92,552

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.23	%(e)	1.17%	1.21%	1.24%		1.27%	1.35%
Expenses (including fees waived/reimbursed by investment advisor)	1.23	%(e)	1.17%	1.21%	1.24%		1.27%	1.35%
Net investment income/(loss)	0.01	%(e)	(0.24)%	(0.23)%	(0.10)%		0.05%	(0.03)%

PORTFOLIO TURNOVER RATE	15	%(d)	49%	50%	50%		52%	30%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Not Annualized.

(e)	Annualized.

See Notes to Financial Statements.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

  For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$16.74		$23.50		$14.37	$14.93	$15.14	$12.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		(0.00	)(b)	0.01	0.03	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(2.87)		(4.28)		9.80	(0.31)	0.17	2.54
Total income/(loss) from investment operations	(2.85)		(4.28)		9.81	(0.28)	0.21	2.57

DISTRIBUTIONS
From net investment income	–		–		–	(0.03)	(0.02)	–
From net realized gain on investments	–		(2.48)		(0.68)	(0.25)	(0.40)	(0.22)
Total distributions	–		(2.48)		(0.68)	(0.28)	(0.42)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(2.85)		(6.76)		9.13	(0.56)	(0.21)	2.35
NET ASSET VALUE, END OF PERIOD	$13.89		$16.74		$23.50	$14.37	$14.93	$15.14

TOTAL RETURN	(17.03	)%(c)	(21.26)%		68.74%	(2.05)%	2.08%	20.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$182,275		$285,539		$263,711	$119,600	$108,934	$95,533

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	0.95	%(d)	0.93%		0.96%	0.99%	1.02%	1.10%
Expenses (including fees waived/reimbursed by investment advisor)	0.95	%(d)	0.93%		0.96%	0.99%	1.02%	1.10%
Net investment income/(loss)	0.30	%(d)	(0.01)%		0.06%	0.17%	0.27%	0.24%

PORTFOLIO TURNOVER RATE	15	%(c)	49%		50%	50%	52%	30%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	101

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$3.57		$5.17	$3.04	$3.34		$4.10	$3.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		(0.01)	(0.01)	0.00	(b)	0.00 (b)	0.01
Net realized and unrealized gain/(loss) on investments	(0.64)		(0.94)	2.30	(0.18)		(0.38)	0.68
Total income/(loss) from investment operations	(0.63)		(0.95)	2.29	(0.18)		(0.38)	0.69

DISTRIBUTIONS
From net investment income	–		–	(0.01)	(0.00	)(b)	(0.01)	(0.01)
From net realized gain on investments	–		(0.65)	(0.15)	(0.12)		(0.37)	(0.13)
Total distributions	–		(0.65)	(0.16)	(0.12)		(0.38)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.63)		(1.60)	2.13	(0.30)		(0.76)	0.55
NET ASSET VALUE, END OF PERIOD	$2.94		$3.57	$5.17	$3.04		$3.34	$4.10

TOTAL RETURN	(17.65	)%(c)	(21.60)%	75.87%	(5.79)%		(7.40)%	19.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$31,540		$40,835	$69,041	$41,351		$58,070	$78,686

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.63	%(d)	1.60%	1.60%	1.61%		1.62%	1.61%
Expenses (including fees waived/reimbursed by investment advisor)	1.58	%(d)	1.48%	1.53%	1.58%		1.57%	1.55%
Net investment income/(loss)	0.41	%(d)	(0.24)%	(0.27)%	0.01%		0.11%	0.31%

PORTFOLIO TURNOVER RATE	9	%(c)	26%	36%	27%		34%	26%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$3.61		$5.21		$3.06		$3.36	$4.12	$3.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		(0.00	)(b)	(0.00	)(b)	0.01	0.01	0.02
Net realized and unrealized gain/(loss) on investments	(0.64)		(0.95)		2.31		(0.18)	(0.38)	0.67
Total income/(loss) from investment operations	(0.63)		(0.95)		2.31		(0.17)	(0.37)	0.69

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	(0.01)		(0.01)	(0.02)	(0.01)
From net realized gain on investments	–		(0.65)		(0.15)		(0.12)	(0.37)	(0.13)
Total distributions	–		(0.65)		(0.16)		(0.13)	(0.39)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.63)		(1.60)		2.15		(0.30)	(0.76)	0.55
NET ASSET VALUE, END OF PERIOD	$2.98		$3.61		$5.21		$3.06	$3.36	$4.12

TOTAL RETURN	(17.45	)%(c)	(21.38)%		76.29%		(5.60)%	(7.19)%	19.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$558,447		$657,165		$904,059		$473,820	$653,241	$813,322

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.39	%(d)	1.35%		1.36%		1.37%	1.37%	1.37%
Expenses (including fees waived/reimbursed by investment advisor)	1.34	%(d)	1.23%		1.28%		1.34%	1.32%	1.30%
Net investment income/(loss)	0.63	%(d)	(0.01)%		(0.02)%		0.24%	0.41%	0.54%

PORTFOLIO TURNOVER RATE	9	%(c)	26%		36%		27%	34%	26%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	103

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$17.91		$24.05	$14.40		$14.70	$15.53	$13.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04		(0.03)	(0.00	)(b)	0.01	0.04	0.05
Net realized and unrealized gain/(loss) on investments	(3.25)		(3.93)	9.70		(0.29)	(0.53)	2.62
Total income/(loss) from investment operations	(3.21)		(3.96)	9.70		(0.28)	(0.49)	2.67

DISTRIBUTIONS
From net investment income	–		–	–		(0.02)	(0.05)	–
From net realized gain on investments	–		(2.18)	(0.05)		–	(0.29)	(0.18)
Total distributions	–		(2.18)	(0.05)		(0.02)	(0.34)	(0.18)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(3.21)		(6.14)	9.65		(0.30)	(0.83)	2.49
NET ASSET VALUE, END OF PERIOD	$14.70		$17.91	$24.05		$14.40	$14.70	$15.53

TOTAL RETURN	(17.92	)%(c)	(19.07)%	67.36%		(1.91)%	(2.69)%	20.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$29,986		$51,250	$67,688		$82,289	$72,204	$52,478

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.18	%(d)	1.14%	1.15%		1.17%	1.19%	1.19%
Expenses (including fees waived/reimbursed by investment advisor)	1.18	%(d)	1.14%	1.15%		1.17%	1.19%	1.19%
Net investment income/(loss)	0.54	%(d)	(0.13)%	(0.01)%		0.04%	0.26%	0.33%

PORTFOLIO TURNOVER RATE	14	%(c)	43%	33%		32%	42%	24%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

104	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$18.06		$24.19		$14.46	$14.74	$15.57	$13.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.07		0.03		0.06	0.05	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(3.28)		(3.98)		9.75	(0.29)	(0.54)	2.63
Total income/(loss) from investment operations	(3.21)		(3.95)		9.81	(0.24)	(0.47)	2.71

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	(0.03)	(0.04)	(0.07)	(0.02)
From net realized gain on investments	–		(2.18)		(0.05)	–	(0.29)	(0.18)
Total distributions	–		(2.18)		(0.08)	(0.04)	(0.36)	(0.20)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(3.21)		(6.13)		9.73	(0.28)	(0.83)	2.51
NET ASSET VALUE, END OF PERIOD	$14.85		$18.06		$24.19	$14.46	$14.74	$15.57

TOTAL RETURN	(17.77	)%(c)	(18.90)%		67.84%	(1.63)%	(2.50)%	20.79%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,334,734		$1,583,122		$1,966,043	$870,916	$561,100	$496,358

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	0.93	%(d)	0.89%		0.90%	0.92%	0.94%	0.94%
Expenses (including fees waived/reimbursed by investment advisor)	0.93	%(d)	0.89%		0.90%	0.92%	0.94%	0.94%
Net investment income	0.80	%(d)	0.13%		0.31%	0.32%	0.51%	0.57%

PORTFOLIO TURNOVER RATE	14	%(c)	43%		33%	32%	42%	24%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	105

Grandeur Peak US Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$17.65		$22.71	$13.15	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.00	)(b)	(0.03)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.47)		(4.62)	9.73	3.16
Total income/(loss) from investment operations	(1.47)		(4.65)	9.67	3.15

DISTRIBUTIONS
From net investment income	–		–	–	–
From net realized gain on investments	–		(0.42)	(0.11)	–
Total distributions	–		(0.42)	(0.11)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.01	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.47)		(5.06)	9.56	3.15
NET ASSET VALUE, END OF PERIOD	$16.18		$17.65	$22.71	$13.15

TOTAL RETURN	(8.33	)%(c)	(20.93)%	73.67%	31.50	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$102,461		$131,534	$126,106	$9,421

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.89	%(d)	0.91%	1.11%	6.23	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.89	%(d)	0.91%	1.00%	1.00	%(d)(e)
Net investment income/(loss)	(0.03	)%(d)	(0.14)%	0.30%	(0.53	)%(d)

PORTFOLIO TURNOVER RATE	25	%(c)	31%	24%	2	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

106	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2022, the Trust consists of multiple separate portfolios or series. This semi-annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund and Grandeur Peak US Stalwarts Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | October 31, 2022	107

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2022:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks*	379,443,969	–	–	379,443,969
Total	$379,443,969	$–	$–	$379,443,969

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	87,536,549	–	–	87,536,549
Total	$87,536,549	$–	$–	$87,536,549

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Explorer Fund
Common Stocks*	8,071,657	–	–	8,071,657
Total	$8,071,657	$–	$–	$8,071,657

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

108	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks*	44,289,932	–	–	44,289,932
Total	$44,289,932	$–	$–	$44,289,932

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks*	609,120,200	–	–	609,120,200
Preferred Stocks*	–	–	1,923,136	1,923,136
Total	$609,120,200	$–	$1,923,136	$611,043,336

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
United States	$80,441,914	$–	$1,000,000	$81,441,914
Other*	168,081,486	–	–	168,081,486
Preferred Stocks*	–	–	1,892,203	1,892,203
Total	$248,523,400	$–	$2,892,203	$251,415,603
Other Financial Instruments**
Liabilities
United States	$–	$–	$–	$(6,685,595)
Total	$–	$–	$–	$(6,685,595)

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Semi-Annual Report | October 31, 2022	109

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks
United States	$95,613,514	$–	$1,300,000	$96,913,514
Other*	121,451,481	–	–	121,451,481
Preferred Stocks*	–	–	1,626,979	1,626,979
Total	$217,064,995	$–	$2,926,979	$219,991,974

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks*	573,682,721	–	–	573,682,721
Total	$573,682,721	$–	$–	$573,682,721

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	1,350,322,399	–	–	1,350,322,399
Total	$1,350,322,399	$–	$–	$1,350,322,399

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak US Stalwarts Fund
Common Stocks
United States	$84,951,582	$–	$700,000	$85,651,582
Other*	16,317,306	–	–	16,317,306
Preferred Stocks*	–	–	626,088	626,088
Total	$101,268,888	$–	$1,326,088	$102,594,976

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

110	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$1	$2,406,336	$2,406,337
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	(2,402,751)	–	(2,402,751)
Change in Unrealized Appreciation/(Depreciation)	2,402,750	(483,200)	1,919,550
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2022	$–	$1,923,136	$1,923,136
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2022	$–	$(483,200)	$(483,200)

Grandeur Peak Global Reach Fund	Common Stock	Preferred Stocks	Domestic Stock	Total
Balance as of April 30, 2022	$1	$2,121,368	$1,000,000	$3,121,369
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	(1,808,383)	–	–	(1,808,383)
Change in Unrealized Appreciation/(Depreciation)	1,808,381	(229,164)	–	1,579,217
Purchases	–	–	–	–
Sales Proceeds	1	(1)	–	–
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of October 31, 2022	$–	$1,892,203	$1,000,000	$2,892,203
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2022	$1	$(229,164)	$–	$(229,164)

Grandeur Peak Global Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$1,300,000	$1,748,289	$3,048,289
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	(121,310)	(121,310)
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2022	$1,300,000	$1,626,979	$2,926,979
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2022	$–	$(121,310)	$–

Semi-Annual Report | October 31, 2022	111

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Grandeur Peak International Opportunities Fund	Common Stock	Total
Balance as of April 30, 2022	$1	$1
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	(1)	(1)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2022	$0	$0
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2022	$–	$–

Grandeur Peak US Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$700,000	$626,088	$1,326,088
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–	–
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2022	$700,000	$626,088	$1,326,088
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2022	$–	$–	$–

The table below provides additional information about the Level 3 Fair Value Measurements as of October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 10/31/2022	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stocks	$2,406,336	Market Approach	Enterprise Value-to-Sales Multiple	4.08x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 10/31/2022	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,000,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$1,141,242	Market Approach	Enterprise Value-to-Sales Multiple	4.08x
Preferred Stocks	$980,126	Market Approach	Enterprise Value-to-Sales Multiple	6.88x

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 10/31/2022	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,300,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$604,124	Market Approach	Enterprise Value-to-Sales Multiple	4.08x
Preferred Stocks	$1,144,165	Market Approach	Enterprise Value-to-Sales Multiple	6.88x

112	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Grandeur Peak US Stalwarts Fund

Asset Class	Fair Value (USD) at 10/31/2022	Valuation Technique	Unobservable Inputs	Value/Range
Private Investment Funds	$700,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$626,088	Market Approach	Enterprise Value-to-Sales Multiple	6.88x

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2022, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$9,965,461
Grandeur Peak Global Contrarian Fund	$2,317,383
Grandeur Peak Global Explorer Fund	$98,064
Grandeur Peak Global Micro Cap Fund	$56,188
Grandeur Peak Global Opportunities Fund	$4,518,526
Grandeur Peak Global Reach Fund	$2,429,143
Grandeur Peak Global Stalwarts Fund	$–
Grandeur Peak International Opportunities Fund	$17,495,646
Grandeur Peak International Stalwarts Fund	$12,423,952
Grandeur Peak US Stalwarts Fund	$482,128

As of October 31, 2022, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	$53,117
Grandeur Peak Global Explorer Fund	$156
Grandeur Peak Global Micro Cap Fund	$5,427
Grandeur Peak Global Opportunities Fund	$2,115
Grandeur Peak Global Reach Fund	$8,897
Grandeur Peak Global Stalwarts Fund	$934
Grandeur Peak International Opportunities Fund	$65,364
Grandeur Peak International Stalwarts Fund	$8,644
Grandeur Peak US Stalwarts Fund	$53,106

Short Sales: The Funds may make short sales of securities consistent with their strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Semi-Annual Report | October 31, 2022	113

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Special Purpose Vehicle: The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Grandeur Peak Global Explore. Amounts amortized during the period ended April 30, 2022 for the Grandeur Peak Global Explorer Fund are shown on the Statements of Operations.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

As of and during the year ended April 30, 2022, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$90,536,173	$(68,733,448)	$21,802,725	$357,641,244
Grandeur Peak Global Contrarian Fund	5,375,878	(16,197,020)	(10,821,142)	98,357,691
Grandeur Peak Global Explorer Fund	257,598	(3,241,572)	(2,983,974)	11,055,631
Grandeur Peak Global Micro Cap Fund	8,538,620	(9,245,786)	(707,166)	44,997,098
Grandeur Peak Global Opportunities Fund	135,954,429	(114,397,933)	21,556,496	589,486,840
Grandeur Peak Global Reach Fund	56,372,393	(45,894,027)	10,478,366	240,937,237
Grandeur Peak Global Stalwarts Fund	35,617,641	(44,212,426)	(8,594,785)	228,586,759
Grandeur Peak International Opportunities Fund	126,234,445	(117,380,198)	8,854,247	564,828,474
Grandeur Peak International Stalwarts Fund	207,429,603	(237,506,947)	(30,077,344)	1,380,399,743
Grandeur Peak US Stalwarts Fund	8,681,131	(20,125,986)	(11,444,855)	114,039,831

Semi-Annual Report | October 31, 2022	115

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the year ended April 30, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Grandeur Peak Emerging Markets Opportunities Fund	$726,332	$68,462,853	$549,374
Grandeur Peak Global Contrarian Fund	3,862,022	1,773,223	–
Grandeur Peak Global Explorer Fund	–	–	–
Grandeur Peak Global Micro Cap Fund	805,398	8,908,310	–
Grandeur Peak Global Opportunities Fund	13,505,418	162,339,284	–
Grandeur Peak Global Reach Fund	5,530,237	52,203,184	–
Grandeur Peak Global Stalwarts Fund	4,870,113	39,430,293	–
Grandeur Peak International Opportunities Fund	12,992,299	108,524,120	–
Grandeur Peak International Stalwarts Fund	2,961,918	178,478,056	–
Grandeur Peak US Stalwarts Fund	1,608,892	1,295,457	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2022.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$134,211,437	$206,821,554
Grandeur Peak Global Contrarian Fund	86,882,277	66,321,367
Grandeur Peak Global Explorer Fund	8,734,292	2,248,174
Grandeur Peak Global Micro Cap Fund	19,435,902	21,197,606
Grandeur Peak Global Opportunities Fund	276,707,135	362,718,234
Grandeur Peak Global Reach Fund	169,290,746	170,639,313
Grandeur Peak Global Stalwarts Fund	192,521,368	226,775,806
Grandeur Peak International Opportunities Fund	183,968,787	246,329,724
Grandeur Peak International Stalwarts Fund	749,119,696	697,032,729
Grandeur Peak US Stalwarts Fund	77,901,699	71,740,990

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2022 and the year ended April 30, 2022, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

116	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Explorer Fund	1.10%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

Semi-Annual Report | October 31, 2022	117

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Funds' average daily net assets. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2023. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board. The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%	September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund		September 12, 2019–August 31, 2021 / September 1, 2021–August 31, 2023
Institutional Class	1.35%
Grandeur Peak Global Explorer Fund		December 16, 2021-August 31, 2023
Institutional Class	1.25%
Grandeur Peak Global Micro Cap Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund
Investor Class	1.60%	For September 1, 2020–August 31, 2021 / September 1, 2021-December 31, 2021
Institutional Class	1.35%
Investor Class	1.50%	January 1, 2022-August 31, 2022 / September 1, 2022-August 31, 2023
Institutional Class	1.25%
Grandeur Peak Global Stalwarts Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Institutional Class	1.00%

The Advisor will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s' expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

in assets). Previously, the Adviser had voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waived by the Adviser for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

For the six months ended October 31, 2022, the fee waivers/reimbursements and/or recoupments, excluding voluntary waivers, were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	78,814	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$43,341
Grandeur Peak Global Explorer Fund
Investor Class	$–	$–
Institutional Class	143,158	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	230,192	–
Grandeur Peak Global Reach Fund
Investor Class	$5,783	$–
Institutional Class	56,923	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	167,753	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$–

Semi-Annual Report | October 31, 2022	119

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

As October 31, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	78,814	78,814
Grandeur Peak Global Contrarian Fund
Institutional Class	$95,872	$109,006	$40,900	$–	$245,778
Grandeur Peak Global Explorer Fund
Institutional Class	$–	$–	$39,713	$143,158	$182,871
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$–	$–	$–	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	230,192	–	230,192
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$4,693	$5,783	$10,476
Institutional Class	–	–	49,396	56,923	106,319
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	167,753	167,753
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$625	$–	$–	$625

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

120	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2022 (Unaudited)

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT NOTE

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2022	121

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

In anticipation of and as part of the process to consider the renewal of the Grander Peak Investment Advisory Agreement (the “Advisory Agreement”), legal counsel to the Independent Trustees requested certain information from Grandeur Peak. In response to these requests, the Trustees received reports from Grandeur Peak that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board's responsibilities pertaining to the approval of advisory contracts. Further, on September 13, 2022, the Board met with representatives of Grandeur Peak and discussed the services the firm provided pursuant to the Advisory Agreement, as well as the information Grandeur Peak provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreement, the Board had received sufficient information to renew and approve the Advisory Agreement.

In approving Grandeur Peak as investment adviser, and the fees to be charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak, of 1.50% for the Grandeur Peak Global Micro Cap Fund, 1.35% for the Grandeur Peak Emerging Markets Opportunities Fund, 1.25% for the Grandeur Peak Global Opportunities Fund and for the Grandeur Peak International Opportunities Fund, 1.10% for the Grandeur Peak Global Explorer Fund and for the Grandeur Peak Global Reach Fund, 1.00% for the Grandeur Peak Global Contrarian Fund, 0.80% for the Grandeur Peak Global Stalwarts Fund and for the Grandeur Peak International Stalwarts Fund, and 0.75%1 for the Grandeur Peak US Stalwarts Fund in light of the extent and quality of the advisory services provided by Grandeur Peak to each such Grandeur Peak Fund.

The Board received and considered information including a comparison of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund’s contractual advisory fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratio of: the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund and each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Grandeur Peak Emerging Markets Opportunities Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, the Institutional Class of the Grandeur Peak Global Explorer Fund, and the Investor Class of the Grandeur Peak Global Reach Fund, was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Contrarian Fund, the Grandeur Peak Global Micro Cap Fund, and the Grandeur Peak Global Reach Fund was significantly higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Grandeur Peak Funds under the Grandeur Peak Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s Code of Ethics.

[1]	It was noted that the Grandeur Peak US Stalwarts Fund’s contractual management fee was incorrectly presented as 0.80% instead of 0.75% in the third party data provider report.

122	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

Performance: The Trustees reviewed performance information of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended June 30, 2022. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that for the 3-month period: the Grandeur Peak Global Contrarian Fund significantly outperformed the Data Provider peer group median; the Institutional Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak US Stalwarts Fund performed equal to the Data Provider peer group median; the Institutional Class of the Grandeur Peak Global Explorer Fund and the Grandeur Peak Global Opportunities Fund, the Investor Class of the Grandeur Peak International Opportunities Fund, and each class of the Grandeur Peak Emerging Markets Opportunities Fund, underperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly underperformed the Data Provider peer group median.

For the 1-year period, the Trustees noted that: the Institutional Class of the Grandeur Peak Global Contrarian Fund significantly outperformed the Data Provider peer group median; each class of the Grandeur Peak Emerging Market Opportunities Fund and the Grandeur Peak International Opportunities Fund, and the Investor Class of the Grandeur Peak International Stalwarts Fund underperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly underperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 3-year period: the Institutional Class of the Grandeur Peak Global Stalwarts Fund and the Investor Class of the Grandeur Peak Emerging Market Opportunities Fund outperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 5-year period: the Investor Class of the Grandeur Peak International Opportunities Fund outperformed the peer group median; each class of the Grandeur Peak Emerging Market Opportunities Fund performed equal to the Data Provider peer group median; each remaining class of each Grandeur Peak significantly outperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 10-year period, each class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median during the period.

Finally, the Trustees noted that for the relevant period since the inception of each Grandeur Peak Fund, the Institutional Class of the Grandeur Peak Global Explorer Fund underperformed the Data Provider peer group median during the period; and each remaining class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees also considered Grandeur Peak’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Grandeur Peak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Grandeur Peak Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Grandeur Peak based on the fees payable under the Grandeur Peak Investment Advisory Agreement with respect to the Grandeur Peak Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median;

●	the total net expense ratio of: the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund and each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Institutional Class of the Grandeur Peak Emerging Markets Opportunities Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak Global Opportunities Fund, the Investor Class of the Grandeur Peak Global Reach Fund, and the Institutional Class of the Grandeur Peak Global Explorer Fund was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Reach Fund, and the Grandeur Peak Global Contrarian Fund was significantly higher than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Grandeur Peak under the Grandeur Peak Investment Advisory Agreement with respect to each Grandeur Peak Fund were adequate;

Semi-Annual Report | October 31, 2022	123

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

●	for the period ended June 30, 2022, each class of each of the Grandeur Peak Funds outperformed or significantly outperformed the Data Provider peer group median for the 3-year (as applicable), 5-year (as applicable), 10-year (as applicable) and since inception periods, except for the Investor Class of the Grandeur Peak Emerging Market Opportunities Fund, which performed equal to the Data Provider peer group median for the 5-year period, and the Institutional Class of the Grandeur Peak Global Explorer Fund, which underperformed the Data Provider peer group median for the since inception period; for the 1-year period, each class of each of the Grandeur Peak Funds underperformed or significantly underperformed the Data Provider peer group median except for the Institutional Class of the Grandeur Peak Global Contrarian Fund, which significantly outperformed the Data Provider peer group median; and for the 3-month period, each class of each of the Grandeur Peak Funds underperformed or significantly underperformed the Data Provider peer group median except for the Institutional Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak US Stalwarts Fund, which performed equal to the Data Provider peer group median, and the Grandeur Peak Global Contrarian Fund, which significantly outperformed the Data Provider peer group median.

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to any of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Grandeur Peak Funds;

●	the profit, if any, realized by Grandeur Peak in connection with the operation of any of the Grandeur Peak Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with any of the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of each of the Grandeur Peak Funds and their shareholders.

124	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-855-377-PEAK (7325).

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-377-PEAK (7325) and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2022	125

Grandeur Peak Funds®	Privacy Policy

October 31, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

126	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number and account transactions

●  Account balances and transaction history

●  Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2022	127

Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com
Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

SEMI-ANNUAL October 31, 2022

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

1

Highland Resolute Fund	Shareholder Letter

October 31, 2022 (Unaudited)

PERFORMANCE:

October 31, 2022

Highland sought to reduce risk throughout much of the year within the fund and, exiting the period, maintained a defensive posture. Five of the six indicators we monitor as part of our Highland Diffusion Index (Economic, Yield Curve, Monetary Policy, Credit Spreads, and Momentum) continue to signal Risk-Off sentiment. Market-based indicators like credit spreads and momentum turned negative earlier in the year as spreads on investment-grade and high-yield bonds increased and equity markets declined. In recent months, economic, yield curve, and monetary policy indicators also shifted in favor of less risky assets as portions of the yield curve inverted and the Federal Reserve continued to adopt a more restrictive strategy. As of the end of the period, employment remains a bright spot, although labor market strength provides cover for the Fed to tighten policy further.

Highland Resolute underperformed the HFRX Global Index by 9.4% since January of 2022 while outperforming the S&P 500 Index by 3.8%. A similar story played out over the prior 6 calendar months ending October 31, 2022 when the strategy underperformed the HFRX Global Index while outperforming the S&P 500 Index. Resolute captured more equity market downside than expected this year, primarily a result of underperformance within the Alpha sleeve. A majority of the underperformance can be attributed to the risk parity strategy, a portfolio that allocates capital based on an asset’s volatility in an attempt to generate a superior Sharpe Ratio* to traditional stock and bond portfolios. Correlations between all asset classes have risen in 2022, causing the strategy strategies like this to fall 22% through the first three quarters of 2022. The team trimmed the risk parity strategy in October of 2022 as it is uncertain when traditional negative correlations between stocks and bonds will return. The other Alpha allocations outperformed broader equities but detracted on an absolute basis. The fund’s Beta sleeve performed in-line with expectations, outperforming the S&P 500 by approximately 395 basis points year-to-date. Entering the year the sleeve was allocated to a portfolio of mutual funds, a majority of which was Vanguard Total Stock Market Index and Parametric Volatility Risk Premium Fund. The portfolio had a beta sensitivity to equities of close to +1 which detracted throughout the calendar year and the team pared back the exposure throughout the 3rd quarter. In August of 2022 the mutual fund portfolio was replaced by an equity futures strategy, Passaic Partners Beta Plus. Beta Plus incorporates a tail-risk hedge around a core S&P 500 exposure, along with income generated from option premiums written on the underlying index. In the 55 days since implementation, the Beta Plus outperformed the S&P 500 Index by 170 basis points.

At the end of October, the fund held a beta sensitivity to U.S. equities of 0.39, reflective of Highland's risk-off stance. As such, we would expect the strategy to lag over the near-term if equity markets rally into year-end. The team has also increased the fund’s cash position to maintain flexibility to invest and will look to deploy it into more directional strategies over the coming months.

Beta Sleeve3 – The prior proxy portfolio of liquid funds was transitioned to Passaic Partners Beta+ Strategy in August of 2022. The allocation was fully invested on August 15, 2022, and through the end of October had outperformed the S&P 500 Index by 170 basis points cumulative. Additionally, PIMCO Income Fund was reallocated to the sleeve as a result of the strategy’s increased correlation and beta coefficient to equity markets.

Liquidity Sleeve4 – The team has decided to remove PIMCO Income Fund from the sleeve and reallocate the position to the Beta sleeve during the quarter. The portfolio is now holding cash and short-term investments within this sleeve until

Alpha Sleeve6 – The alpha sleeve consists of a European long/short strategy, a risk parity strategy, a commodity trading strategy, and a quantitative equity strategy.

*	Sharpe Ratio - A measure of risk-adjusted return. The higher the ratio, the greater the investment return relative to amount of risk taken, and thus, the better the investment.

Highland Resolute Fund	Shareholder Letter

October 31, 2022 (Unaudited)

HIGHLAND RESOLUTE FUND

The table below notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of October 31, 2022.

Performance (amounts greater than one year are annualized)

			Standardized Performance Data as of September 30, 2022					Non-Standardized Performance Data as of October 31, 2022
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund - II Class	-16.31%	-11.64%	1.81%	1.25%	2.81%	-13.89%	-11.90%	2.78%	1.67%	3.06%
HFRX Global Index	-4.56%	-4.50%	2.72%	1.67%	1.95%	-4.49%	-5.25%	2.64%	1.55%	1.94%
	Gross Expense Ratio		Less Expense Waivers		Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund - II Class	2.02%		-1.50%		0.52%			0.52%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2023 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short. Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Closing:

We continue to seek to add value both in our allocation and manager selection decisions and we appreciate your investment in the Highland Resolute Fund. Please feel free to contact us with any questions.

Sincerely,

Matthew W. Sampson, CFA & Jason T. Copeland, CFA, CAIA

Portfolio Managers9

Representative of the overall composition of the hedge fund universe.

Basis Point = 0.01%, 100 basis points would equal 1.0%

Beta Sleeve is in place to create sensitivity to the overall equity market.

Liquidity Sleeve is in place to have liquidity for rebalancing and redemptions.

A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Alpha Sleeve is to provide return streams which are uncorrelated to equity markets, generate additional returns and smooth volatility.

Jason T. Copeland is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute. CAIA Association grants the right to use the CAIA Certification and Collective Marks to those individuals who have been granted the status of either Full Member or Retired Member by CAIAA.

Semi-Annual Report | October 31, 2022	3

Highland Resolute Fund	Shareholder Letter

October 31, 2022 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity Risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Fund to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

Beta is a measure of the volatility–or systematic risk–of a security or portfolio compared to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which describes the relationship between systematic risk and expected return for assets (usually stocks).

Alpha is referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

Highland Resolute Fund	Performance Update

October 31, 2022 (Unaudited)

Performance (for the year ended October 31, 2022)

Highland Resolute Fund

Cumulative Total Return (for the period ended October 31, 2022)	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I – NAV**	-4.78%	-11.96%	2.79%	1.67%	2.96%	3.06%	2.15%	0.50%
HFRX Global Hedge Fund Index(b)	-2.30%	-5.28%	2.64%	1.55%	1.89%	1.94%
S&P 500® Index(c)	-5.50%	-14.61%	10.22%	10.44%	12.79%	13.13%
Dow Jones U.S. Select Dividend Index(d)	-2.34%	3.87%	9.38%	8.75%	11.57%	11.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board of Trustees.

*	Fund inception date of 12/30/11.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(b)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(For the period ended October 31, 2022)

As a percentage of Net Assets
S&P 500 Emini Future	30.12%
PIMCO Income Fund, Institutional Class	24.87%
PIMCO Short-Term Fund, Institutional Class	15.23%
Typhon Argos Segregated Portfolio	13.24%
TREASURY BILL B 02/23/23	13.02%
United States Treasury Bill	11.54%
Dalton Melchior Trs	11.49%
WABR Cayman Company Limited	6.73%
Castle Ridge Long/Short Alpha Segregated Portfolio	6.61%
S&P 500 INDEX-SPX US 01/20/23 P3810	0.47%
Top Ten Holdings	132.85%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	5

Highland Resolute Fund	Performance Update

October 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (for the year ended October 31, 2022)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of May 1, 2022 to October 31, 2022.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 05/01/22	ENDING ACCOUNT VALUE 10/31/22	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 05/01/22-10/31/22(b)
Class I
Actual	$ 1,000.00	$952.20	0.58%	$2.85
Hypothetical (5% return before expenses)	$ 1,000.00	$1,022.28	0.58%	$2.96

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2022	7

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

Description	Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (40.10%)
PIMCO Income Fund, Institutional Class	4,602,378	$47,128,352
PIMCO Short-Term Fund, Institutional Class	3,025,973	28,867,779
		75,996,131
TOTAL OPEN-END MUTUAL FUNDS
(Cost 78,947,896)		75,996,131

	Notional Amount	Exercise Date	Exercise Price	Contracts	Value (Note 2)
PURCHASED OPTIONS (0.11%)
S&P 500® Index	$29,427,048	11/30/2022	$4,100	76	201,248

TOTAL PURCHASED OPTIONS
(Cost $209,100)					201,248

PURCHASED PUT OPTIONS (0.47%)
S&P 500® Index	24,780,672	01/20/2023	3,810	64	891,520

TOTAL PURCHASED PUT OPTIONS
(Cost $891,714)					891,520

Description	Shares	Value (Note 2)
Open-End Mutual Funds (11.11%)
MONEY MARKET FUNDS (11.11%)
First American Government Obligations Fund, 7-day yield, 2.920%	21,053,344	21,053,344

TOTAL OPEN-END MUTUAL FUNDS
(Cost $21,053,344)		21,053,344
Short-Term Investments (24.56%)
U.S. TREASURY BILLS (24.56%)
1.339%, 12/29/2022(a)	22,000,000	21,864,779
1.976%, 02/23/2023	25,000,000	24,676,076
		46,540,855
TOTAL SHORT-TERM INVESTMENTS
(Cost $46,650,743)		46,540,855

TOTAL INVESTMENTS (76.35%)
(Cost $147,752,797)		$144,683,098

SEGREGATED CASH WITH BROKERS (23.51%)(b)		44,560,475

OTHER ASSETS IN EXCESS OF LIABILITIES (0.14%)		265,486
NET ASSETS (100.00%)		$189,509,059

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b)	Includes cash which is being held as collateral for total return swap contracts.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Castle Ridge Long/Short Alpha Segregated Portfolio(a)	$12,531,162	$12,531,158	70 bps + FEDEF-1D	33	02/08/2023	$(4)
Morgan Stanley	Dalton Melchior Segregated Portfolio(b)	21,768,217	21,768,225	95 bps	N/A	03/20/2023	8
Morgan Stanley	Typhon Argos Segregated Portfolio(c)	25,092,332	25,092,332	85 bps	N/A	09/08/2025	0
Morgan Stanley	WABR Cayman Company Limited(d)	12,746,224	12,746,222	5 bps	N/A	06/30/2022	(2)
		$72,137,935	$72,137,937				$2

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.

(a)	Castle Ridge Long/Short Alpha Segregated Portfolio employs a quantitative equity market neutral strategy with an AI-framework. Unlike other AI strategies, Castle Ridge employs a deep-learning system that uses an geno-synthetic algorithm for iterative fractal clustering.

(b)	Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(c)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.

(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

WRITTEN OPTION CONTRACTS (0.44%)
	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (0.32%)
S&P 500® Index
	Citigroup	11/18/2022	$3,950	(6)	$17,483	$(2,323,188)	$(36,540)
	Citigroup	11/25/2022	4,110	(6)	13,596	(2,323,188)	(12,180)
	Citigroup	11/30/2022	3,950	(38)	172,570	(14,713,524)	(279,946)
	Citigroup	12/16/2022	4,125	(64)	306,999	(24,780,672)	(268,096)
Put Option Contracts - (0.12%)
S&P 500® Index
	Citigroup	11/18/2022	3,500	(6)	28,799	(2,323,188)	(4,200)
	Citigroup	11/25/2022	3,710	(6)	27,665	(2,323,188)	(25,116)
	Citigroup	12/16/2022	3,510	(64)	214,841	(24,780,672)	(214,400)

TOTAL WRITTEN OPTION CONTRACTS					$781,953	$(73,567,620)	$(840,478)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
S&P 500 EMINI FUTURE	0	Long	294	December 2022	$57,080,100	$642,591	$642,591
					$57,080,100	$642,591	$642,591

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	9

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

TYPHON ARGOS SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMODITY FUTURE CONTRACTS
SOYBEANS	42	2,940,116	January 2023	54,321	0.22%	Morgan Stanley & Co. LLC
GOLD CMX	28	4,891,799	February 2023	(236,543)	-0.94%	Morgan Stanley & Co. LLC
SILVER CMX	14	1,375,682	December 2022	(31,625)	-0.13%	Morgan Stanley & Co. LLC
GOLD CMX	113	18,970,254	February 2023	(350,972)	-1.40%	Morgan Stanley & Co. LLC
SILVER CMX	14	1,348,565	December 2022	(4,500)	-0.02%	Morgan Stanley & Co. LLC
LIVE CATTLE	19	1,165,102	February 2023	3,586	0.01%	Morgan Stanley & Co. LLC
LIVE CATTLE	19	1,129,875	February 2023	38,816	0.15%	Morgan Stanley & Co. LLC
SOYBEANS	42	2,939,588	January 2023	54,848	0.22%	Morgan Stanley & Co. LLC
SOYBEANS	42	2,912,165	January 2023	82,273	0.33%	Morgan Stanley & Co. LLC
LIVE CATTLE	19	1,138,066	February 2023	30,624	0.12%	Morgan Stanley & Co. LLC
SILVER CMX	14	1,330,252	December 2022	13,818	0.06%	Morgan Stanley & Co. LLC
SILVER CMX	28	2,660,817	December 2022	28,268	0.11%	Morgan Stanley & Co. LLC
SILVER CMX	14	1,269,866	December 2022	74,220	0.30%	Morgan Stanley & Co. LLC
SILVER CMX	14	1,315,946	December 2022	28,127	0.11%	Morgan Stanley & Co. LLC
CRUDE OIL	31	2,395,625	May 2023	104,384	0.42%	Morgan Stanley & Co. LLC
SILVER CMX	14	1,359,338	December 2022	(15,277)	-0.06%	Morgan Stanley & Co. LLC
LIVE CATTLE	19	1,177,500	February 2023	(8,813)	-0.04%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		50,320,554		(134,446)	-0.54%

OPTIONS
LIVE CATTLE	94	28,128	February 2023	9,376	0.04%	Morgan Stanley & Co. LLC
LIVE CATTLE	94	23,440	February 2023	9,376	0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	31	47,500	November 2022	10,938	0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	31	55,625	November 2022	21,877	0.09%	Morgan Stanley & Co. LLC
CRUDE OIL	31	45,938	November 2022	14,689	0.06%	Morgan Stanley & Co. LLC
CRUDE OIL	31	106,250	November 2022	73,131	0.29%	Morgan Stanley & Co. LLC
CRUDE OIL	31	157,813	November 2022	62,505	0.25%	Morgan Stanley & Co. LLC
CRUDE OIL	31	35,000	November 2022	27,815	0.11%	Morgan Stanley & Co. LLC
BRENT OIL	31	61,563	December 2022	5,000	0.02%	Morgan Stanley & Co. LLC
BRENT OIL	31	63,438	December 2022	3,125	0.01%	Morgan Stanley & Co. LLC
BRENT OIL	31	94,688	January 2023	7,501	0.03%	Morgan Stanley & Co. LLC
CRUDE OIL	31	106,875	December 2022	100,633	0.98%	Morgan Stanley & Co. LLC
OPTIONS Total		826,256		345,966	1.96%

TOTAL LONG		$51,146,810		$211,520	1.42%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

Description	Contracts/ Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
SECURITIES SOLD SHORT
COMMODITY FUTURE CONTRACTS
SOYBEANS	(42)	(2,942,225)	May 2023	(84,382)	-0.34%	Morgan Stanley & Co. LLC
SILVER CMX	(14)	(1,403,800)	March 2023	47,304	0.19%	Morgan Stanley & Co. LLC
SILVER CMX	(14)	(1,386,878)	March 2023	30,378	0.12%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,349,330)	December 2022	42,517	0.17%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,349,567)	December 2022	42,754	0.17%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,352,379)	December 2022	45,566	0.18%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,353,523)	December 2022	46,711	0.19%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,362,642)	December 2022	55,833	0.22%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,363,333)	December 2022	56,523	0.23%	Morgan Stanley & Co. LLC
LIVE CATTLE	(19)	(1,133,227)	December 2022	(10,337)	-0.04%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,296,746)	December 2022	(10,081)	-0.04%	Morgan Stanley & Co. LLC
LIVE CATTLE	(19)	(1,102,875)	December 2022	(40,691)	-0.16%	Morgan Stanley & Co. LLC
SOYBEANS	(42)	(2,973,340)	May 2023	(53,266)	-0.21%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,424,542)	December 2022	117,748	0.47%	Morgan Stanley & Co. LLC
SOYBEANS	(42)	(2,952,245)	May 2023	(74,362)	-0.30%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,371,938)	December 2022	65,131	0.26%	Morgan Stanley & Co. LLC
LIVE CATTLE	(19)	(1,112,566)	December 2022	(30,999)	-0.12%	Morgan Stanley & Co. LLC
SILVER CMX	(14)	(1,345,612)	March 2023	(10,899)	-0.04%	Morgan Stanley & Co. LLC
SILVER CMX	(2)	(223,739)	March 2023	(2,028)	-0.01%	Morgan Stanley & Co. LLC
SILVER CMX	(26)	(2,465,084)	March 2023	(22,174)	-0.09%	Morgan Stanley & Co. LLC
SILVER CMX	(14)	(1,284,873)	March 2023	(71,654)	-0.29%	Morgan Stanley & Co. LLC
SILVER CMX	(14)	(1,330,006)	March 2023	(26,510)	-0.11%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(2,466,268)	February 2023	(123,743)	-0.49%	Morgan Stanley & Co. LLC
GOLD CMX	(14)	(2,332,973)	December 2022	26,155	0.10%	Morgan Stanley & Co. LLC
SILVER CMX	(14)	(1,301,930)	March 2023	(54,593)	-0.22%	Morgan Stanley & Co. LLC
CORN	(42)	(1,440,789)	December 2022	(17,931)	-0.07%	Morgan Stanley & Co. LLC
LEAN HOGS	(19)	(678,375)	February 2023	15,001	0.06%	Morgan Stanley & Co. LLC
LEAN HOGS	(19)	(682,125)	February 2023	18,752	0.07%	Morgan Stanley & Co. LLC
LIVE CATTLE	(19)	(1,151,625)	December 2022	8,063	0.03%	Morgan Stanley & Co. LLC
LEAN HOGS	(7)	(242,394)	December 2022	3,586	0.01%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		(53,176,948)		(11,627)	-0.05%

OPTIONS
CRUDE OIL	(31)	(64,063)	November 2022	(12,501)	-0.05%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(310,625)	February 2023	(313,776)	-1.25%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(314,688)	February 2023	(224,706)	-0.90%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(187,188)	November 2022	(31,253)	-0.12%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(203,438)	November 2022	(235,332)	-0.94%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(61,563)	November 2022	(12,501)	-0.05%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(67,500)	November 2022	(12,501)	-0.05%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(50,625)	November 2022	(10,313)	-0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(128,750)	November 2022	(68,756)	-0.27%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(137,813)	November 2022	(147,825)	-0.59%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(239,063)	January 2023	(211,580)	-0.84%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(229,375)	January 2023	(245,958)	-0.98%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(194,375)	December 2022	(170,952)	-0.68%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(46,875)	December 2022	(48,442)	-0.19%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(176,875)	December 2022	(183,453)	-0.73%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(125,313)	November 2022	(130,949)	-0.52%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(34,063)	December 2022	(29,065)	-0.12%	Morgan Stanley & Co. LLC
CRUDE OIL	(31)	(123,438)	November 2022	(85,007)	-0.34%	Morgan Stanley & Co. LLC
OPTIONS Total		(2,695,625)		(2,174,871)	-8.67%

TOTAL SHORT		$(55,872,573)		$(2,186,499)	-8.71%

REMAINING SECURITIES AND CASH				27,067,311	107.29%
Grand Total				$25,092,332

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	11

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

DALTON MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
EQUITY SWAPS
Aalberts NV		$435,246	$337,003	1.55%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	$(98,243)
Aixtron SE		1,087,199	1,120,590	5.15%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	113 bps	03/27/23	33,391
Asml Holding NV		945,824	1,004,608	4.62%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	58,785
Asr Nederland NV		733,756	830,471	3.82%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	113 bps	03/28/23	96,715
Capgemini SE		614,678	571,657	2.63%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(43,021)
Corticeira Amorim SA		869,718	827,039	3.80%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(42,680)
Crh PLC		457,528	431,294	1.98%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(26,234)
Erste Group Bank AG		531,218	461,953	2.12%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(69,265)
Ferguson PLC		509,436	432,653	1.99%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(76,783)
Finecobank SPA		479,685	571,554	2.63%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	91,869
Fluidra SA		95,227	65,781	0.30%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(29,446)
Games Workshop Group PLC		631,132	446,542	2.05%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(184,590)
Grafton Group PLC-UTS -CDI		582,067	332,348	1.53%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(249,720)
Howden Joinery Group PLC		748,883	495,346	2.28%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(253,537)
Inficon Holding AG		458,161	359,148	1.65%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	47 bps	03/28/23	(99,012)
Inmobiliaria Colonial Socimi		461,312	312,502	1.44%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(148,811)
Jd Sports Fashion PLC		725,458	523,210	2.40%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(202,248)
Jet2 PLC		555,492	624,177	2.87%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	68,685
Laboratorios Farmaceuticos		811,516	615,270	2.83%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(196,247)
Lonza Group AG		454,464	440,447	2.02%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	47 bps	03/28/23	(14,017)
Merck Kgaa		1,233,087	1,210,638	5.56%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	113 bps	03/27/23	(22,449)
Moncler SPA		461,658	401,474	1.84%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(60,184)
Musti Group Oy		654,023	514,768	2.36%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(139,254)
Nestle SA		887,450	852,474	3.92%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	47 bps	03/28/23	(34,976)
Relx PLC		736,717	775,662	3.56%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	38,945
Renishaw PLC		198,776	167,279	0.77%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(31,497)
Rightmove PLC		879,673	799,302	3.67%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(80,371)
Robertet SA		1,113,083	1,062,257	4.88%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(50,826)
Sanoma Oyj		403,285	335,858	1.54%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(67,427)
Scout24 SE		1,614,085	1,534,877	7.05%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	113 bps	03/27/23	(79,208)
Stabilus SE		478,674	494,633	2.27%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/27/23	15,959
Vivendi SE		1,276,751	1,094,611	5.03%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	69 bps	03/28/23	(182,140)
Volution Group PLC		571,725	472,686	2.17%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	218 bps	03/28/23	(99,039)
EQUITY SWAPS Total		22,696,988	20,520,111	94.27%

TOTAL LONG		$22,696,988	$20,520,111	94.27%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT
EQUITY SWAPS
Alstom		$(902,935)	$(805,335)	-3.70%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	73 bps	03/28/23	$97,600
De'Longhi SPA		(961,977)	(887,239)	-4.08%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	73 bps	03/28/23	74,738
Djs Mid 200		(2,999,939)	(2,351,675)	-10.80%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	74 bps	07/31/23	648,264
Husqvarna AB-B Shares		(658,166)	(680,058)	-3.12%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	171 bps	09/11/23	(21,892)
Logitech International		(884,043)	(871,287)	-4.00%	Morgan Stanley & Co. LLC	1D SARON -40 bps	47 bps	03/28/23	12,756
Maire Tecnimont SPA		(612,360)	(701,590)	-3.22%	Morgan Stanley & Co. LLC	1D EONIA-213 bps	73 bps	03/28/23	(89,230)
Melexis NV		(724,001)	(644,068)	-2.96%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	73 bps	03/28/23	79,933
Mips AB		(459,501)	(435,052)	-2.00%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	171 bps	09/11/23	24,449
Nordex SE		(771,509)	(791,120)	-3.63%	Morgan Stanley & Co. LLC	1D EONIA-40 bps	73 bps	03/27/23	(19,610)
Qt Group Oyj		(444,893)	(482,313)	-2.22%	Morgan Stanley & Co. LLC	1D EONIA-347 bps	73 bps	03/28/23	(37,420)
Scor SE		(312,289)	(292,547)	-1.34%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	73 bps	03/28/23	19,742
Sma Solar Technology AG		(641,301)	(591,042)	-2.72%	Morgan Stanley & Co. LLC	1D EONIA -775 bps	73 bps	03/27/23	50,258
Stadler Rail AG		(960,125)	(860,432)	-3.95%	Morgan Stanley & Co. LLC	1D SARON-338 bps	47 bps	03/28/23	99,693
Stoxx-Dj Small 200 Price		(3,098,217)	(2,293,681)	-10.54%	Morgan Stanley & Co. LLC	1D EONIA-63 bps	74 bps	07/31/23	804,536
Thule Group AB/The		(271,594)	(211,523)	-0.97%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	171 bps	09/11/23	60,072
Truecaller AB-B		(670,105)	(685,959)	-3.15%	Morgan Stanley & Co. LLC	1W STBIO-713 bps	171 bps	09/11/23	(15,854)
EQUITY SWAPS Total		(15,372,956)	(13,584,921)	-62.41%

INDEX FUTURE CONTRACTS
EURO STOXX 50 DEC22	(89)	(3,220,020)	(116,354)	-0.53%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			(116,354)	-0.53%

TOTAL SHORT		$(18,592,976)	$(13,701,275)	(62.94%)

REMAINING SECURITIES			14,949,389	68.68%
AND CASH
Grand Total			$21,768,225

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	13

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

WABR CAYMAN COMPANY LIMITED

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMON STOCKS
Advanced Micro Devices	658		$39,535	0.31%
Ardagh Metal Packaging	6,692		29,714	0.23%
Boston Properties Reit	640		46,511	0.36%
Brixmor Property Group REIT	1,680		35,796	0.28%
Ciena	1,042		49,921	0.39%
Commscope Holding	6,678		88,422	0.69%
Conocophillips	276		34,762	0.27%
Cousins Properties REIT	1,307		31,049	0.24%
Essential Properties Realty Trust	2,124		45,706	0.36%
Fedex	229		36,771	0.29%
First Horizon	1,214		29,745	0.23%
General Motors	1,044		40,976	0.32%
Healthpeak Properties	1,361		32,301	0.25%
Highwoods Property	1,270		35,841	0.28%
Hilton Worldwide Holdings	297		40,192	0.32%
Intuit	84		35,918	0.28%
Invsco S&P 500 Equal Weight ETF	239		33,292	0.26%
iShares 20 Plus Year Treasury Bond ETF	331		31,785	0.25%
Las Vegas Sands	936		35,567	0.28%
National Retail Properties REIT	868		36,482	0.29%
Oracle	798		62,275	0.49%
Palo Alto Networks	196		33,707	0.26%
Procter & Gamble	220		29,691	0.23%
Qualcomm	550		64,689	0.51%
Royal Caribbean Group	658		35,116	0.28%
Sabra Health Care REIT	2,968		40,541	0.32%
Ventas REIT	1,404		54,957	0.43%
Zendesk	548		42,027	0.33%
COMMON STOCKS Total			1,153,289	9.05%

EQUITY SWAPS
iShares Iboxx High Yield Bond ETF		$2,612,186	(169,309)	-1.33%	Morgan Stanley & Co. LLC
iShares Iboxx Investment Grade ETF		2,508,285	(365,539)	-2.87%	Morgan Stanley & Co. LLC
EQUITY SWAPS Total		5,120,471	(534,848)	-4.20%

INTEREST RATE FUTURE CONTRACTS
10 Yr US Gov Treasury Note Dec-22	11	1,252	(73,679)	-0.58%	Morgan Stanley & Co. LLC
Ultra Long Term US Treasury Bonf Dec-22	8	1,065	(180,309)	-1.41%	Morgan Stanley & Co. LLC
INTEREST RATE FUTURE CONTRACTS Total		2,317	(253,988)	-1.99%

INDEX FUTURE CONTRACTS
E-Mini Russell 2000 Index Dec-22	17	31,649	30,382	0.24%	Morgan Stanley & Co. LLC
Gold 100 Troy OZ. Dec-22	5	8,154	(51,300)	-0.40%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total		39,803	(20,918)	-0.16%

TOTAL LONG		$5,162,591	$343,535	2.70%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty
SECURITIES SOLD SHORT
COMMON STOCKS
Bhp Group ADR	(633)		$(30,290)	-0.24%
Corporate Office Prop REIT	(2,506)		(66,781)	-0.52%
Healthcare Realty Trust Cl A	(1,608)		(32,700)	-0.26%
Invesco QQQ Trust Srs 1 ETF	(1,399)		(388,775)	-3.05%
iShares Expanded Tech Software Sector ETF	(492)		(131,605)	-1.03%
iShares Russell 1000 Growth ETF	(151)		(33,644)	-0.26%
iShares Russell 2000 ETF	(691)		(126,612)	-0.99%
Ishares Us Technology ETF	(550)		(41,984)	-0.33%
Kilroy Realty REIT	(1,080)		(46,156)	-0.36%
Kite Realty Group REIT	(2,103)		(41,304)	-0.32%
Realty Income REIT	(958)		(59,678)	-0.47%
Select Sector Health Care Sdr ETF	(273)		(36,282)	-0.28%
Spdr S&P 500 ETF	(1,330)		(513,505)	-4.03%
Spdr S&P Oil & Gas Exploration & Production ETF	(263)		(39,816)	-0.31%
Vaneck Semiconductor ETF	(302)		(57,165)	-0.45%
Welltower	(518)		(31,632)	-0.25%
COMMON STOCKS Total			(1,677,929)	-13.16%

TOTAL SHORT			$(1,677,929)	-13.16%

REMAINING SECURITIES AND CASH			14,080,616	110.47%
Grand Total			$12,746,222

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	15

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

CASTLE RIDGE LONG/SHORT ALPHA SEGREGATED PORTFOLIO

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
Assurant, Inc.	1,651	$224,309	1.79%
ATI, Inc.	2,801	83,367	0.67%
Carlisle Companies, Inc.	327	78,143	0.62%
CBIZ, Inc.	1,487	73,835	0.59%
Celsius Holdings, Inc.	1,125	102,509	0.82%
Cytokinetics, Inc.	2,117	92,432	0.74%
Enphase Energy, Inc.	263	80,673	0.64%
EQT Corp.	2,048	85,675	0.68%
Evolent Health, Inc.	2,385	75,861	0.61%
Fox Corp., Class A	3,996	115,370	0.92%
Generac Holdings, Inc.	858	99,421	0.79%
Grand Canyon Education, Inc.	798	80,328	0.64%
Griffon Corp.	4,393	141,186	1.13%
Grocery Outlet Holding Corp.	2,251	77,816	0.62%
Guardant Health, Inc.	1,527	75,591	0.60%
H & R Block, Inc.	1,805	74,265	0.59%
ICU Medical, Inc.	451	66,960	0.53%
Iron Mountain, Inc.	2,692	134,800	1.08%
Lantheus Holdings, Inc.	2,330	172,418	1.38%
Las Vegas Sands Corp.	2,385	90,647	0.72%
Match Group, Inc.	1,849	79,892	0.64%
Privia Health Group, Inc.	4,452	149,064	1.19%
Solaredge Technologies, Inc.	526	120,893	0.96%
Syndax Pharmaceuticals, Inc.	3,084	70,807	0.57%
T-Mobile US, Inc.	506	76,647	0.61%
Transmedics Group, Inc.	1,433	69,093	0.55%
Vistra Corp.	4,948	113,659	0.91%
Wynn Resorts Ltd.	1,359	86,809	0.69%
COMMON STOCKS Total		2,792,470	22.28%

TOTAL LONG		$2,792,470	22.28%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2022 (Unaudited)

Description	Contracts/Shares	Value	Percentage of Value
SECURITIES SOLD SHORT
COMMON STOCKS
Advanced Micro Devices, Inc.	(1,249)	$(75,041)	-0.60%
American Tower Corp.	(342)	(70,881)	-0.57%
Applied Materials, Inc.	(972)	(85,798)	-0.68%
Boeing Co.	(540)	(77,016)	-0.61%
Caesars Entertainment, Inc.	(1,577)	(68,947)	-0.55%
Capital One Financial Corp.	(783)	(83,053)	-0.66%
Crown Castle, Inc.	(550)	(73,339)	-0.59%
Emerson Electric Co.	(778)	(67,411)	-0.54%
Estee Lauder Companies, Inc.	(565)	(113,321)	-0.90%
Freshpet, Inc.	(1,720)	(101,420)	-0.81%
Illumina, Inc.	(372)	(85,088)	-0.68%
Intuit, Inc.	(183)	(78,424)	-0.63%
KKR & Co., Inc.	(2,117)	(102,954)	-0.82%
Live Nation Entertainment, Inc.	(937)	(74,600)	-0.60%
Loews Corp.	(1,359)	(77,462)	-0.62%
Microchip Technology, Inc.	(1,497)	(92,445)	-0.74%
Paypal Holdings, Inc.	(937)	(78,321)	-0.63%
Qorvo, Inc.	(962)	(82,797)	-0.66%
Qualcomm, Inc.	(585)	(68,837)	-0.55%
Starbucks Corp.	(1,482)	(128,366)	-1.02%
Walt Disney Co.	(689)	(73,424)	-0.59%
Workiva Inc.	(1,438)	(111,878)	-0.89%
COMMON STOCKS Total		(1,870,823)	-14.93%

TOTAL SHORT		$(1,870,823)	-14.93%

REMAINING SECURITIES AND CASH		11,609,511	92.65%
Grand Total		$12,531,158

Common Abbreviations:

EONIA - Euro Overnight Index Average

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

SARON - Swiss Average Rate Overnight

S&P - Standard & Poor's.

SONIA - Sterling Overnight Interbank Average Rate.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

EUR - Euro

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	17

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

October 31, 2022 (Unaudited)

ASSETS
Investments, at value	$144,683,098
Unrealized appreciation on total return swap contracts	8
Deposits with brokers for total return swap contracts and written options	43,313,386
Cash	2,385,917
Receivable for investments sold	721,651
Variation margin receivable	1,061,342
Dividends receivable	221,220
Interest receivable	1,698
Receivable for total return swap reset	588,252
Total assets	192,976,572
LIABILITIES
Written options, at value (Premiums received 781,953)	840,478
Unrealized depreciation on total return swap contracts	6
Investment advisory fees payable	47,579
Broker Collateral Cash for written options	229,528
Shareholder service fees payable	172,857
Payable for interest expense on total return swap contracts	523,417
Payable for investments purchased	1,424,016
Trustee fees and expenses payable	15,625
Chief compliance officer fees payable	15,640
Principal financial officer fees payable	1,187
Administration fees payable	51,793
Transfer agency fees payable	12,843
Professional fees payable	69,642
Custody fees payable	10,401
Accrued expenses and other liabilities	52,501
Total liabilities	3,467,513
NET ASSETS	$189,509,059
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$203,493,330
Total distributable earnings/(loss)	(13,984,271)
NET ASSETS	$189,509,059
INVESTMENTS, AT COST	$147,752,797
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.35
Net Assets	$189,509,059
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,313,769

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Operations

For the Six Months Ended October 31, 2022 (Unaudited)

INVESTMENT INCOME
Dividends	$1,381,693
Interest	256,790
Foreign taxes withheld	(13,771)
Total investment income	1,624,712

EXPENSES
Investment advisory fees (Note 7)	1,508,307
Investment advisory fees-subsidiary	133,623
Administration fees	241,368
Transfer agency fees	41,188
Shareholder service fees
Class I	91,099
Professional fees	45,718
Custody fees	12,240
Reports to shareholders and printing fees	4,700
Trustee fees and expenses	11,281
Registration/filing fees	19,346
Chief compliance officer fees	40,848
Principal financial officer fees	8,306
Other	16,840
Total expenses before waivers	2,174,864
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(1,460,709)
Waiver of investment advisory fees - subsidiary (Note 7)	(133,623)
Total net expenses	580,532
NET INVESTMENT INCOME	1,044,180
Net realized gain on investments	7,881,349
Net realized loss on futures contracts	(6,803,264)
Net realized loss on written options	(362,874)
Net realized loss on total return swap contracts	(5,018,519)
Total net realized loss	(4,303,308)

Net change in unrealized appreciation/depreciation on investments	(7,092,976)
Net change in unrealized appreciation/depreciation on written options	(58,525)
Net change in unrealized appreciation/depreciation on futures contracts	642,591
Net change in unrealized appreciation/depreciation on total return swap contracts	5
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currency transactions	(275)
Total net change in unrealized appreciation/depreciation	(6,509,180)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(10,812,488)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,768,308)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	19

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$1,044,180	$525,599
Net realized gain/(loss)	(4,303,308)	8,970,336
Net change in unrealized depreciation	(6,509,180)	(14,118,207)
Net decrease in net assets resulting from operations	(9,768,308)	(4,622,272)
TOTAL DISTRIBUTIONS (NOTE 4)
Class I	–	(10,475,416)
Net decrease in net assets from distributions	–	(10,475,416)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	5,767,100	59,139,370
Dividends reinvested
Class I	–	10,475,416
Shares redeemed, net of redemption fees
Class I	(12,794,320)	(7,654,687)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(7,027,220)	61,960,099
Net increase/(decrease) in Net Assets	(16,795,528)	46,862,411
NET ASSETS:
Beginning of period	206,304,587	159,442,176
End of period	$189,509,059	$206,304,587

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the years presented

	Class I
	For the Six Months Ended October 31, 2022 (Unaudited)		For the Year Ended April 30, 2022		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.86		$11.58		$9.28		$10.30		$10.81		$11.14
INCOME/(LOSS) FROM OPERATIONS
Net investment income(b)	0.06		0.03		0.14		0.19		0.20		0.25
Net realized and unrealized gain/(loss) on investments	(0.57)		(0.14)		2.16		(1.09)		(0.22)		0.38
Total from Operations	(0.51)		(0.11)		2.30		(0.90)		(0.02)		0.63

LESS DISTRIBUTIONS
Net investment income	–		(0.61)		–		(0.12)		(0.15)		(0.77)
Net realized gain on investments	–		–		–		–		(0.34)		(0.19)
Total Distributions	–		(0.61)		–		(0.12)		(0.49)		(0.96)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	–		0.00		–		0.00		0.00		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.51)		(0.72)		2.30		(1.02)		(0.51)		(0.33)
NET ASSET VALUE, END OF PERIOD	$10.35		$10.86		$11.58		$9.28		$10.30		$10.81
TOTAL RETURN(c)	(4.78)%		(1.48)%		24.78%		(8.65)%		0.22%		5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$189,509		$206,305		$159,442		$179,800		$332,435		$373,865
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	2.16	%(e)	1.97	%(f)(g)	1.94	%(f)(g)	1.90	%(f)(g)	1.89	%(f)(g)	1.94	%(f)(g)
Operating expenses including reimbursement/waiver(d)	0.58	%(e)	0.47	%(f)	0.50	%(f)	0.69	%(f)	0.74	%(f)	0.82	%(f)
Net investment income including reimbursement/waiver(d)	1.04	%(e)	0.26%		1.37%		1.89%		1.95%		2.24%
PORTFOLIO TURNOVER RATE	46	%(h)	43%		42%		103%		55%		79%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Calculated using the average shares method.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Consolidated Schedule of Investments.
(e)	Annualized.
(f)	Dividend and interest expense on securities sold short totaled 0.00%, 0.00%, 0.09%, 0.19% and 0.25% of average net assets for the years ended April 30, 2022, 2021, 2020, 2019 and 2018 , respectively.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.12%, 2.06%, 1.99%, 1.97% and 2.01% for the years ended April 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(h)	Not Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	21

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Highland Resolute Fund (the “Fund”). The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Redmont Resolute (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund collectively referred to as the "financial statements" in these notes to the consolidated financial statements. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of October 31, 2022, net assets of the Fund were $206,304,587, of which $19,910,109 or 9.65%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund records its investments in securities at fair value. The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last trade price is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2022	23

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2022:

Highland Resolute Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Mutual Funds	$75,996,131	$–	$–	$75,996,131
Open-End Mutual Funds Money Market Funds	21,053,344	–	–	21,053,344
Purchased Options	201,248	–	–	201,248
Purchased Put Options	891,520	–	–	891,520
Short-Term Investments U.S. Treasury Bills	–	46,540,855	–	46,540,855
Total	$98,142,243	$46,540,855	$–	$144,683,098

Other Financial Instruments**
Assets:
Futures Contracts	$642,591	$–	$–	$642,591
Total Return Swap Contracts	$–	$8	$–	$8
Liabilities:
Written Option Contracts	(840,478)	–	–	(840,478)
Total Return Swap Contracts	–	(6)	–	(6)
Total	$(197,887)	$2	$–	$(197,885)

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date or the last reset date.

As of October 31, 2022, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six month ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by the Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or, for withholding taxes or certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Losses incurred from engaging in short sales may be unlimited.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the FASB issued ASU No. 2020 04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund's investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate

Semi-Annual Report | October 31, 2022	25

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

and the impact of the transition from LIBOR on the Fund's transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments cannot yet be determined.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations. Swap agreements held at April 30, 2022 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern Over the Counter (OTC) financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Consolidated Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2022, was as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$8	Unrealized depreciation on total return swap contracts	$6
Commodity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–	Unrealized depreciation on total return swap contracts	–
Total		$8		$6

The effect of derivative instruments on the Consolidated Statement of Operations for the six month ended October 31, 2022, was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(4,610,949)	$11
Commodity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(407,570)	$(6)
Equity Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(362,874)	(58,525)
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(6,803,265)	642,591
Total		$(12,188,702)	$584,071

Semi-Annual Report | October 31, 2022	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

Volume of Derivative Instruments for the Fund during the six month ended October 31, 2022, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Equity Risk (Total Return Swap Contracts)	Notional Quantity	59,574,415
Commodity Risk (Total Return Swap Contracts)	Notional Quantity	25,256,713
Equity Risk (Written Options)	Value	(9,355,097)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of off-set that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2022:

Highland Resolute Fund
Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$8	$–	$8	$(8)	$–	$–
Total	$8	$–	$8	$(8)	$–	$–

Highland Resolute Fund
Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$(6)	$–	$(6)	$6	$–	$–
Total	$(6)	$–	$(6)	$6	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

4. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$73,240,461	$(76,206,459)	$(2,965,998)	$148,233,165

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$10,475,416	$–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2022.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six month ended October 31, 2022, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$50,273,304	$113,549,453

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Semi-Annual Report | October 31, 2022	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

Transactions in common shares were as follows:

Highland Resolute Fund

Class I:	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
Common Shares Outstanding - Beginning of Period	18,992,561	13,771,457
Common Shares Sold	529,107	4,990,996
Common Shares Issued as Reinvestment of Dividends	–	869,329
Common Shares Redeemed	(1,207,899)	(639,221)
Common Shares Outstanding - End of Period	18,313,769	18,992,561

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Consolidated Statements of Changes in Net Assets. For the six month ended October 31, 2022, and the year ended April 30, 2022, the Fund retained fees as follows:

Fund	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
Highland Resolute Fund	$–	$59

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a quarterly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the six months ended October 31, 2022, this amount equaled $295,437 and is disclosed in the Consolidated Statement of Operations. Fees under the Subsidiary Advisory Agreement are not permitted to be recouped.

The Adviser entered into an Investment Sub-Advisory Agreement with Parametric Portfolio Associates, LLC (“Parametric”) and an Investment Sub-Advisory Agreement with Passaic Partners, LLC (“Passaic”) (Parametric and Passaic each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Adviser determines the allocation of the Fund's assets with each Sub-Adviser and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. The Adviser may change the allocation of the Fund's assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on the Fund's average quarterly market value of the assets managed by the Sub-Adviser. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The following table reflects the Fund's contractual sub-advisory fee rate.

Sub-Advisers	Contractual Sub-Advisory Fee
Parametric Portfolio Associates, LLC(a)	0.30%
Passaic Partners, LLC	0.50%

(a)	Effective May 13, 2021, Parametric Portfolio Associates, LLC, ceased serving as an investment Sub-Adviser to the Fund.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board. The Adviser is not permitted to recoup any amounts waived or reimbursed in any prior fiscal period. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2022, are disclosed in the Consolidated Statement of Operations.

For the six month ended October 31, 2022, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$ (1,460,709)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the six months ended October 31, 2022, are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the six months ended October 31, 2022, are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the six months ended October 31, 2022, are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the six months ended October 31, 2022, are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with shareholder service fees in the Consolidated Statement of Operations. Fees recaptured pursuant to the Plan for the six months ended October 31, 2022, are included as an offset to shareholder service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Consolidated Statement of Operations.

Semi-Annual Report | October 31, 2022	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2022 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Highland Resolute Fund	Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund's Form N-PORT reports are also available upon request by calling toll-free (855) 268-2242.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 268-2242 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2022	33

Highland Resolute Fund	Privacy Policy

October 31, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Highland Resolute Fund	Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2022	35

RONDURE FUNDS

SEMI-ANNUAL

October 31, 2022

RONDURE NEW WORLD FUND — **Investor Class** RNWOX | **Institutional Class** RNWIX

RONDURE OVERSEAS FUND — **Investor Class** ROSOX | **Institutional Class** ROSIX

Shareholder Letter	1
Performance Update	7
Disclosure of Fund Expenses	13
Portfolio of Investments
Rondure New World Fund	14
Rondure Overseas Fund	17
Statements of Assets and Liabilities	20
Statements of Operations	21
Statement of Changes in Net Assets
Rondure New World Fund	22
Rondure Overseas Fund	23
Financial Highlights
Rondure New World Fund	24
Rondure Overseas Fund	26
Notes to Financial Statements	28
Additional Information	35
Disclosure Regarding Approval of Fund Advisory Agreement	36
Privacy Policy	38

Rondure Funds	Shareholder Letter

October 31, 2022 (Unaudited)

Dear Fellow Shareholders,

Taking Stock

Inflation stokes fear, the ground rules are clear,
The Fed will not pivot until there’s a divot.

A dovish Oz move got the markets to groove,
‘Twas brief in the face of job data apace.

As worries return of recession concerns,
Investors take flight, enveloped in fright,
Of an overcorrection by Fed misdirection.
Recession or not? Let us take stock.

Author: Yours truly, Laura Geritz (who should not become a poet)

The Fed was late to act in the face of rising inflation and we are seeing the repercussions of inaction with global markets on pins and needles, reacting violently to a single data point, positive or negative. Case in point, a pivot-friendly rate hike from the Reserve Bank of Australia (RBA) set markets on fire in early October, only to be extinguished by a strong nonfarm payroll report two days later. Why the angst?

In a nutshell, fear of a prolonged and deep recession caused by a credibility-seeking, hindsight-biased Fed, or worse, a systemic financial crisis. Regarding the latter, there seem to be cracks emerging: The Bank of England was forced to buy gilts in response to a liquidity crunch among pension funds induced by the market’s reaction to a new fiscal package that included a cap on energy prices and the biggest (unfunded) tax cuts since the 1970s. A surge in gilts yields caused what some predict so far to be ~$170 billion mark-to-market losses on derivative positions related to liability-driven investment (LDI)1 pension funds. The obvious contradiction between the simultaneous purchase of government bonds (quantitative easing) and the raising of benchmark interest rates to tame inflation that sits close to a 40-year high is not dissimilar to the European Central Bank’s (ECB) new policy tool, the Transmission Protection Instrument (TPI). This tool allows the ECB to purchase unlimited amounts of sovereign debt to keep peripheral bond spreads in check as they remove liquidity from the eurozone system in the form of interest rates increases.

Does this sound familiar? It should. It is known as yield curve control (YCC) and the Bank of Japan has been doing it for more than six years. While the UK and the ECB are using it to avoid catastrophe, Japan is using it to bolster their moribund economy. Same policy, different motives. In the UK and ECB’s case it is a form of “blinking,” i.e., intervention in their respective bond markets to prevent yield spikes. (To be clear, the ECB has yet to use TPI, relying first on geographically asymmetric purchases under the existing PEPP program.)

This begs an important question: Will the Fed be forced to blink? We know that since the Global Financial Crisis, and then Covid, the world has experienced a massive injection of liquidity that has pushed asset prices through the roof and spawned kooky financial products such as special purpose acquisition companies (SPACs)2, otherwise known as blank check companies. (Would you write a stranger a blank check?) We also know the Fed has been forced to play catch-up with aggressive rate increases starting in March of this year, a function of staying in the “inflation is transitory” camp for far too long. When over a decade of free money meets sudden and aggressive monetary tightening, things could get ugly.

Does the Fed have what it takes to win? To induce what could be a deep and prolonged recession or even financial instability? No wonder markets are spooked.

Recession, Anyone?

The Fed, heavily criticized for being behind the eight ball, remains decisively hawkish, stressing the importance of staying the course even as the labor market slows. What is curious is that the negative carry (2-year yield > 10-year yield) embedded in the US Treasury yield curve is screaming recession, yet the Fed still has a positive sign in front of their GDP forecast for 2023. Building back credibility as a competent group of bankers perhaps starts with a negative sign.

So, recession it likely is, depth and duration unknown. The risk of overcorrection given the leverage in the system is not insignificant. We will likely see the effects of the Fed’s most aggressive rate hikes since the 1980’s approximately 12 to 18 months from the first March hike. Lael Brainard, Vice Chair of the Federal Reserve, said it well in a recent speech: “We are starting to see the effects [of Fed tightening] in some areas, but it will take some time for the cumulative tightening to transmit through the economy and bring inflation down.”3 After 10+ years of unprecedented liquidity and leverage, we are in unchartered territory.

Semi-Annual Report | October 31, 2022	1

Rondure Funds	Shareholder Letter

October 31, 2022 (Unaudited)

Is the global economy slowing? Unequivocally, yes. But not everywhere. The most evident is the US housing market where mortgage rates have more than doubled so far this year, housing price increases are dissipating rapidly in most markets and housing starts, despite a blip in August, are rolling over. Permits are falling as well. Still, there is a long way to go to remove even the covid-induced excesses.

US Housing Starts (1959-2022)

Global manufacturing and service PMIs are beginning to reflect a global slowdown.

Manufacturing PMI (2019-2022)

Source: Bloomberg

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

October 31, 2022 (Unaudited)

JPMorgan Global Services PMI (2019-2022)

Source: Bloomberg

Where are we not yet seeing any significant signs of weakness? US labor markets and consumption. Regarding the former, the supply of workers is still below pre-Covid levels, and the unemployment rate continues to fall. However, despite stronger wage growth, real wage growth is negative, more so than ever over the past 25 years according to the Federal Reserve Bank of Dallas. So why is consumption not showing signs of slowing? As one colleague put it, “no one is living poorly yet.” The answer lies in consumer credit data. US consumer credit outstanding has reached $4.7 trillion, a historic high. A recent Federal Reserve report showed an annual increase of 8.3% and 18.1% in total credit and revolving credit, respectively. Included in revolving credit are credit card debt and personal loans. The consumer is still on fire. Increasingly higher rates will most certainly dampen growth just as they have done in the mortgage market. At 70% of GDP, slower consumption moving into 2023 will likely be the divot the Fed is looking for.

International Markets and the Uber Strong US Dollar

Keeping it simple, there are two main reasons for current greenback strength: Safe haven status and interest rate differentials. Investor trepidation causes dollar strength. As long as the world is full of uncertainty (Ukraine War, energy crisis in Europe, fear of recession/financial distress etc.) the dollar will catch a bid. One extreme example of currency weakness induced by interest rate differentials is the Japanese yen that sits at a 32-year low against the dollar. The euro is not pretty either having broken parity for the first time in 20 years. And the British pound has never been weaker versus the dollar. Ironically, emerging market currencies such as Brazilian real and the Mexican peso have held up remarkably well against the greenback, a function of proactive disciplined monetary policy. This is more than can be said for developed country central banks.

Semi-Annual Report | October 31, 2022	3

Rondure Funds	Shareholder Letter

October 31, 2022 (Unaudited)

Japanese Yen vs. US Dollar (1990-2022)

Source: Bloomberg

The Fed has a domestically focused mandate and appears less concerned with the wider global economy. Plus, a strong dollar dampens inflationary pressure and clearly the Fed needs all the help it can get. The Bank of England was able (so far) to handle the LDIs without external help, but we cannot rule out a larger hiccup during this tightening cycle that may require a coordinated global central bank effort. Otherwise, the dollar reign will end when Mr. Market begins to price in peak inflation. Emerging markets (EM) should benefit as investors see the merit in buying riskier assets. China remains a unique case give their zero-covid policy that has inflicted heavy economic and social damage with no end in sight given the renewed wave of lockdowns. Combined with government efforts to moderate the debt-laden property sector, China’s economic growth will be much lower than the official Beijing target of 5.5%. We cannot rule out a post Party Congress policy shift after Xi Jinping’s solidified power.

European economies are bearing the brunt of the war in Ukraine and the energy shortage that has ensued. Arguably the energy crisis is self- inflicted, a consequence of green energy polices and over-reliance on Russian natural gas. Eurozone inflation reached 10% in September, with price pressures strengthening and broadening across the economy. High energy prices are crippling businesses and consumers. The ECB moved from complacency in June to urgency in September. At least they admit to stagnating economic growth into 2023, more than can be said for the Fed.

Earnings and Stocks

It is interesting to consider the forward price-earnings (P/E) ratio as a voting machine. In the numerator one finds the aggregated opinion of all market participants, the price they will pay for a year of earnings. The denominator, on the other hand, is an opinion on corporate profitability from a select few analysts who are compensated (indirectly) from business garnered from the corporates they are analyzing. The inherent positive bias in the divisor is a well-known dynamic. Earnings estimates have been slow to be revised down so far this year. In our opinion, this is patently absurd given the economic backdrop. In reality, we believe the P/E is higher than it appears. Markets are still more expensive than might be assumed at first glance. It is our job to accurately forecast earnings and decide when valuation is suitable for entry. Looking at statutory P/Es will not get you there. Bottom-up work is extremely important. Understanding top line growth and margin resiliency is key to forecasting earnings. Our fundamental work is leading us to some interesting names that may reach our desired attachment point in the coming months. We are still cautious but must be ever vigilant and opportunity seeking.

4	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

October 31, 2022 (Unaudited)

New World Fund (Blurred Lines)

If you took China, South Korea, and Taiwan out of emerging markets, a number of countries in the developing world are behaving quite admirably during this inflationary period. China’s problems, like the UK’s, are largely self-inflicted, but many countries have handled inflation well.

We think the EM story is changing from China-only to a bigger, broader story. There are some great investments in the emerging world right now, but capturing those investments requires owning stocks in smaller countries, domestic demand stories, and smaller capitalization stocks, where there is lower correlation to the interest rate cycle in the United States. In other words, you need to be a stock picker right now. Hugging the index, will get you a lot of what isn’t handling the new inflation environment well—technology stocks, Taiwan, South Korea, and China are behemoths in the index because they reflect what has worked in the past, which was characterized by a perpetually falling interest rate environment. This playbook won’t work in a world of higher interest rates and hence lower global consumer demand.

New themes today in EM include multi-shoring, friend-shoring, on-shoring, and near-shoring (Mexico, Brazil, Southeast Asia, and India). There are great demographic stories in EM (India, Indonesia, Mexico, and the Philippines). Themes also include relatively good handling of inflation versus the developed world (Brazil, Mexico, Chile, and India), and there are also EM Covid opening stories (Thailand, Malaysia, Indonesia). We are overweight great companies in these places. This is not a buy-the-dip playbook or inflation transitory playbook. It is a new and different world of forward-looking growth.

Taiwan and South Korea are highly correlated to US technology spending cycles and interest rates. We are treading lightly. We don’t think that earnings have normalized yet with inflation still running high in the developed world and the developed market consumer cutting back on all things with a chip in it (semiconductor countries now have headwinds). As we have mentioned in the past, South Korea is a tough market for us from a governance perspective as well. Taiwan also has a big long-term problem: China wants to absorb it.

We are selectively adding to good companies around the world as valuations become more enticing, but exiting the fiscal period the fund remains underweight China due to poor government policy, namely zero-Covid, and deteriorating relations with the West. Is there value in China or is it increasingly becoming a value trap? We fear the latter. Demographics are also a long-term headwind.

We believe EM will have a double tailwind coming out of the US tightening cycle on relatively low valuations and a reversal in currency headwinds from the strong USD. We do not believe the market has bottomed yet (inflation in the West and the valuation of cyclical companies remain elevated but rapidly improving). We remain cautious, but we are slowly positioning for the turn. We remain focused on finding quality companies at a reasonable price. We believe patience is still critical.

Overseas Fund (Blurred Lines Part 2)

Overseas invests in anything outside of the US. We think the breadth of selection opportunities is going to be to our advantage as we eventually hit a bottom in this correction.

Exiting the fiscal period, stocks and themes we are parsing through include hard hit consumer and technology stocks that have market dominance in small countries (Australia, New Zealand, Scandinavian countries); fallen IPOs that were overpriced in the hot fiscal and interest rate induced Covid stock market mania (global); and stocks that have been hit by horrible governance from fiscal, monetary, and Covid policy (Japan, China, the UK, and Europe).

At fiscal period end, the fund remains conservatively positioned. We think P/Es have compressed, but we believe the earnings downgrade cycle is just beginning, and it will likely get worse, because the US Federal Reserve will need to force a recession to control inflation and hence that will force earnings to fall. Part of it is already in stock prices, but as discussed above, we don’t think all of the contraction is factored in yet. We see this in our bottom-up work. If Covid stay-at-home spending, higher interest rates, and no fiscal stimulus work their way through consumer stocks (which in our opinion includes most technology stocks as well), then we believe the reversion to the mean in earnings (stripping out all of the Covid booms) will be greater than the current expectations.

One thing we do know is that it is silly to bucket countries into meaningless categories at the moment: emerging, developed, or frontier. There are countries that are behaving like emerging markets—that thought inflation was transitory and let growth go too far too fast (the US, South Korea, and Taiwan). There are countries that were emerging or developed that are behaving like frontier nations (the UK and Japan). There are countries where the agenda fits no known or index-defined standard (Russia and China), and there is the frontier (for example, Sri Lanka and Pakistan) where status quo is all too evident. Japan has at least finally opened, but it happens to coincide with a period of time when travel should be peaking (this should be happening, but it is another case of where the consumer is not acting poor enough).

Semi-Annual Report | October 31, 2022	5

Rondure Funds	Shareholder Letter

October 31, 2022 (Unaudited)

In Overseas, we look at the country as it is not as it is defined by index providers, and we place the companies we invest in the world as it is not as it was in a long period of easy money. It is as good a time as we can remember for people to pick stocks not buy-the-dip in what has worked in a different world. The global world is evolving. Old lines, old worlds are blurring. Old playbooks require new thinking. We are sitting back patiently and looking for great long-term investments.

Sincerely,

Laura Geritz, CFA

Founder, CEO and Portfolio Manager

[1]	Liability -driven investment, otherwise known as liability-driven investing, is primarily slated toward gaining enough assets to cover all current and future liabilities. This type of investing is common when dealing with defined-benefit pension plans because the liabilities involved quite frequently climb into billions of dollars with the largest of the pension plans. Source: Investopedia

[2]	A special purpose acquisition company (SPAC) is a company without commercial operations and is formed strictly to raise capital through an initial public offering (IPO) or the purpose of acquiring or merging with an existing company. Source: Investopedia

[3]	Federal Reserve System Board of Governors Vice Chair Lael Brainard Remarks at National Association for Business Economics Annual Meeting, Chicago, Illinois, as Released by the Federal Reserve, October 10, 2022

RISKS: Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging and frontier markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Diversification does not eliminate the risk of experiencing investment loses.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Rondure Funds prospectus, containing this and other information, visit www.rondureglobal.com or call 1-855-775-3337. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

The CFA designation is owned by the CFA institute.

Rondure Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

6	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

						Expense Ratio(b)
	6 Month	1 Year	3 Year	5 Year	Since Inception(a)	Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	-9.41%	-21.21%	-0.72%	0.92%	2.24%	1.27%	1.10%
Rondure New World Fund – Investor (RNWOX)	-9.53%	-21.39%	-0.97%	0.69%	1.99%	1.58%	1.35%
MSCI Emerging Markets Index(d)	-19.41%	-30.73%	-4.07%	-2.73%	0.21%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2023, except with the approval of the Fund's Board of Trustees.

(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2022	7

Rondure New World Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	71.0%
Latin America	20.5%
Africa/Middle East	3.6%
Europe	0.7%
Cash, Cash Equivalents, & Other Net Assets	4.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Arca Continental SAB de CV	2.7%
Bangkok Bank PCL	2.6%
Bank Rakyat Indonesia Persero Tbk PT	2.5%
Unilever Indonesia Tbk PT	2.4%
HDFC Bank, Ltd.	2.3%
GMexico Transportes SAB de CV	2.1%
Tata Consultancy Services, Ltd.	2.1%
Coca-Cola Femsa SAB de CV	2.0%
Yum China Holdings, Inc.	2.0%
Bumrungrad Hospital PCL	2.0%
Total	22.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	9

Rondure Overseas Fund	Performance Update

October 31, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2022

	6 Month	1 Year	3 Year	5 Year	Since Inception(a)	Expense Ratio(b)
						Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)(d)	-11.11%	-28.34%	-1.93%	0.14%	2.15%	1.56%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	-11.30%	-28.54%	-2.20%	-0.11%	1.89%	1.88%	1.10%
MSCI EAFE Index(e)	-12.48%	-22.62%	-0.82%	0.39%	2.22%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2023, except with the approval of the Fund's Board of Trustees.

(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

10	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

October 31, 2022 (Unaudited)

Growth of $10,000 for the period ended October 31, 2022

The chart shown above represent a hypothetical investment of $ 10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2022	11

Rondure Overseas Fund	Performance Update

October 31, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	29.4%
US/Canada	16.5%
Latin America	14.8%
Asia ex Japan	13.7%
Japan	12.9%
Australia/New Zealand	6.6%
Africa/Middle East	1.1%
Cash, Cash Equivalents, & Other Net Assets	5.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Arca Continental SAB de CV	4.1%
Genpact, Ltd.	3.8%
Metro, Inc./CN	3.5%
Unicharm Corp.	3.3%
GMexico Transportes SAB de CV	3.1%
Bunzl PLC	3.0%
Dollarama, Inc.	2.9%
Heineken Malaysia Bhd	2.7%
Axfood AB	2.6%
Public Bank Bhd	2.1%
Total	31.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2022 through October 31, 2022.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Vale October 31, 2022	Expense Ratio(a)	Expenses Paid During Period May 1, 2022 - October 31, 2022(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$905.90	1.10%	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Investor Class
Actual	$1,000.00	$904.70	1.35%	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$888.90	0.85%	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Investor Class
Actual	$1,000.00	$887.00	1.10%	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2022	13

Rondure New World Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (95.82%)
Brazil (5.50%)
B3 SA - Brasil Bolsa Balcao	900,000	$2,613,493
Magazine Luiza SA(a)	2,151,800	1,862,075
Pet Center Comercio e Participacoes SA	948,200	1,595,172
TOTVS SA(a)	231,000	1,493,193
WEG SA	443,900	3,464,061
		11,027,994

Chile (1.00%)
Sociedad Quimica y Minera de Chile SA, ADR	21,445	2,008,968

China (12.43%)
ANTA Sports Products, Ltd.	106,500	936,156
China Resources Beer Holdings Co., Ltd.	140,000	659,902
China Tourism Group Duty Free Corp., Ltd.	122,000	2,680,503
H World Group, Ltd.	671,400	1,838,948
Hangzhou Oxygen Plant Group Co., Ltd., Class A	278,200	1,604,340
Kweichow Moutai Co., Ltd., Class A	4,400	813,855
LONGi Green Energy Technology Co., Ltd., Class A	544,376	3,578,654
Sany Heavy Industry Co., Ltd.	373,200	690,297
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	25,000	1,114,734
Sichuan Swellfun Co., Ltd., Class A	132,500	1,027,163
Skshu Paint Co., Ltd.(a)	153,177	1,823,786
Tsingtao Brewery Co., Ltd., Class H	416,800	2,920,385
Yifeng Pharmacy Chain Co., Ltd., Class A	155,900	1,199,165
Yum China Holdings, Inc.	99,867	4,035,570
		24,923,458

Greece (0.28%)
JUMBO SA	39,200	557,460

	Shares	Value (Note 2)
Hong Kong (1.90%)
Hong Kong Exchanges & Clearing, Ltd.	143,300	$3,815,418

India (17.48%)
3M India, Ltd.(a)	1,575	443,104
Asian Paints, Ltd.	36,352	1,364,756
Blue Dart Express, Ltd.	7,516	688,886
Colgate-Palmolive India, Ltd.	46,704	920,652
Crompton Greaves Consumer Electricals, Ltd.	358,201	1,567,772
Dabur India, Ltd.	180,000	1,206,197
Divi’s Laboratories, Ltd.	65,356	2,849,365
HCL Technologies, Ltd.	253,230	3,185,049
HDFC Bank, Ltd.	250,449	4,528,368
Honeywell Automation India, Ltd.	355	168,683
IndiaMart InterMesh, Ltd.(b)(c)	18,967	1,052,050
Marico, Ltd.	31,400	198,978
Nestle India, Ltd.	7,995	1,966,783
Nippon Life India Asset Management, Ltd.(b)(c)	681,352	2,226,520
Pidilite Industries, Ltd.	13,575	423,826
Schaeffler India, Ltd.	37,145	1,236,080
SKF India, Ltd.	25,683	1,364,672
Tata Consultancy Services, Ltd.	109,053	4,206,730
Tech Mahindra, Ltd.	212,443	2,729,146
United Breweries, Ltd.	66,362	1,325,075
United Spirits, Ltd.(a)	127,406	1,379,606
		35,032,298

Indonesia (10.17%)
Ace Hardware Indonesia Tbk PT	22,990,800	832,813
Avia Avian Tbk PT	29,435,200	1,481,432
Bank Central Asia Tbk PT	4,012,300	2,263,712
Bank Rakyat Indonesia Persero Tbk PT	16,986,200	5,064,006
Indofood CBP Sukses Makmur Tbk PT	4,499,100	2,805,177
Mayora Indah Tbk PT	5,063,900	779,186
Sumber Alfaria Trijaya Tbk PT	13,423,000	2,426,854

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Indonesia (continued)
Unilever Indonesia Tbk PT	15,936,800	$4,740,936
		20,394,116

Malaysia (6.88%)
Carlsberg Brewery Malaysia Bhd	631,000	2,976,163
Genting Bhd	2,597,800	2,439,559
Heineken Malaysia Bhd	774,700	3,785,019
MR DIY Group M Bhd(b)(c)	5,205,800	2,224,136
Public Bank Bhd	2,496,900	2,360,648
		13,785,525

Mexico (12.92%)
Arca Continental SAB de CV	674,200	5,507,798
Becle SAB de CV	924,500	1,957,907
Coca-Cola Femsa SAB de CV,ADR	64,778	4,067,411
GMexico Transportes SAB de CV(b)(c)	2,290,203	4,219,069
Grupo Aeroportuario del Centro Norte SAB de CV	322,533	2,572,059
Grupo Aeroportuario del Pacifico SAB de CV, Class B	76,900	1,192,759
Grupo Aeroportuario del Sureste SAB de CV, Class B	51,955	1,219,276
Prologis Property Mexico SA de CV	594,842	1,527,561
Wal-Mart de Mexico SAB de CV	940,500	3,633,265
		25,897,105
Philippines (4.12%)
International Container Terminal Services, Inc.	778,800	2,324,977
Monde Nissin Corp.(a)(c)	4,037,000	813,670
Philippine Seven Corp.(a)	1,678,447	1,914,501
Wilcon Depot, Inc.	6,319,700	3,200,745
		8,253,893

Poland (0.45%)
Dino Polska SA(a)(b)(c)	13,912	909,769

	Shares	Value (Note 2)
Qatar (0.53%)
Qatar Gas Transport Co., Ltd.	944,402	$1,063,238

South Africa (2.04%)
Capitec Bank Holdings, Ltd.	11,169	1,155,629
Clicks Group, Ltd.	172,634	2,925,204
		4,080,833

South Korea (1.39%)
Kangwon Land, Inc.(a)	172,681	2,788,208

Taiwan (6.25%)
Airtac International Group	75,857	1,742,080
Chroma ATE, Inc.	530,000	2,903,096
momo.com, Inc.	42,480	636,096
President Chain Store Corp.	234,000	1,946,218
Sinbon Electronics Co., Ltd.	479,700	3,729,222
Taiwan FamilyMart Co., Ltd.	274,000	1,573,124
		12,529,836
Thailand (8.18%)
Airports of Thailand PCL(a)	721,000	1,401,839
Bangkok Bank PCL	1,351,400	5,166,282
Bangkok Dusit Medical Services PCL, Class F	1,685,000	1,306,030
Bumrungrad Hospital PCL	671,500	4,005,005
CP ALL PCL	1,116,800	1,760,589
TOA Paint Thailand PCL	3,321,000	2,748,594
		16,388,339

United Arab Emirates (1.05%)
Aramex PJSC	2,133,000	2,107,971

Uruguay (1.05%)
MercadoLibre, Inc.(a)	2,328	2,098,971

Vietnam (2.20%)
FPT Corp.	479,028	1,457,325
Saigon Beer Alcohol Beverage Corp.	221,920	1,654,800

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	15

Rondure New World Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Vietnam (continued)
Vincom Retail JSC	1,305,705	$1,292,569
		4,404,694

TOTAL COMMON STOCKS
(Cost $194,395,022)		192,068,094

TOTAL INVESTMENTS (95.82%)
(Cost $194,395,022)		$192,068,094

Other Assets In Excess Of Liabilities (4.18%)		8,376,889

NET ASSETS (100.00%)		$200,444,983

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $10,631,544 representing 5.30% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of those securities was $11,445,214, representing 5.71% of net assets.

Sector Composition (October 31, 2022) (Unaudited)
Consumer	44.4%
Financials	16.0%
Industrials	12.8%
Technology	11.7%
Energy & Materials	6.3%
Health Care	4.6%
Cash, Cash Equivalents, & Other Net Assets	4.2%
Total	100%
Industry Composition (October 31, 2022) (Unaudited)
Beverages	14.0%
Banks	10.2%
Food & Staples Retailing	9.1%
Chemicals	5.8%
IT Services	5.8%
Specialty Retail	5.5%
Hotels, Restaurants & Leisure	5.5%
Transportation Infrastructure	4.4%
Capital Markets	4.3%
Food Products	3.3%
Electronic Equipment, Instruments & Components	3.3%
Health Care Providers & Services	2.6%
Machinery	2.5%
Household Products	2.4%
Road & Rail	2.1%
Semiconductors & Semiconductor Equipment	1.8%
Electrical Equipment	1.7%
Air Freight & Logistics	1.4%
Life Sciences Tools & Services	1.4%
Internet & Direct Marketing Retail	1.3%
Personal Products	1.1%
Other Industries (each less than 1%)	6.3%
Cash and Other Assets, Less Liabilities	4.2%
Total	100.0%

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (94.88%)
Australia (4.49%)
ASX, Ltd.	4,419	$191,362
Domino’s Pizza Enterprises, Ltd.	4,022	164,009
REA Group, Ltd.	1,993	155,006
Sonic Healthcare, Ltd.	7,742	162,283
		672,660

Austria (0.76%)
Mayr Melnhof Karton AG	800	113,846

Belgium (1.38%)
Melexis NV	1,495	103,125
Warehouses De Pauw CVA	4,044	103,828
		206,953

Brazil (3.02%)
B3 SA - Brasil Bolsa Balcao	63,300	183,816
WEG SA	34,400	268,447
		452,263
Britain (6.57%)
Bunzl PLC	13,764	448,440
Cranswick PLC	6,494	221,483
Diploma PLC	3,933	112,128
Greggs PLC	4,961	114,810
Rightmove PLC	15,493	87,380
		984,241
Canada (11.65%)
Dollarama, Inc.	7,336	435,901
Fortis, Inc.	4,998	194,989
Gildan Activewear, Inc.	5,375	169,612
Metro, Inc./CN	10,003	524,031
Ritchie Bros Auctioneers, Inc.	3,207	209,508
TMX Group, Ltd.	2,192	210,745
		1,744,786

Colombia (1.43%)
Parex Resources, Inc.	14,070	214,610

Denmark (1.16%)
Royal Unibrew A/S	3,031	173,107

	Shares	Value (Note 2)
France (1.91%)
Bureau Veritas SA	6,888	$170,653
Virbac SA	469	114,945
		285,598
Germany (4.45%)
CTS Eventim AG & Co., KGaA(a)	3,720	177,712
MTU Aero Engines AG	1,335	239,125
Puma SE	2,027	89,763
Symrise AG	1,558	159,127
		665,727
India (2.95%)
Radico Khaitan, Ltd.	17,491	220,144
WNS Holdings, Ltd., ADR(a)	2,569	221,140
		441,284
Indonesia (1.87%)
Avia Avian Tbk PT	1,887,300	94,985
Sumber Alfaria Trijaya Tbk PT	1,026,600	185,608
		280,593
Ireland (1.08%)
ICON PLC, ADR(a)	815	161,240

Italy (2.59%)
DiaSorin SpA	1,348	176,245
Recordati Industria Chimica e Farmaceutica SpA	5,612	210,916
		387,161
Japan (12.88%)
M&A Capital Partners Co., Ltd.(a)	5,500	140,556
MatsukiyoCocokara & Co.	7,700	280,668
MonotaRO Co., Ltd.	6,900	105,244
OBIC Business Consultants Co., Ltd.	6,600	189,973
Secom Co., Ltd.	3,800	216,993
Sompo Holdings, Inc.	5,000	208,245
Tsuruha Holdings, Inc.	5,100	296,681
Unicharm Corp.	16,100	490,704
		1,929,064

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	17

Rondure Overseas Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Malaysia (4.77%)
Heineken Malaysia Bhd	82,800	$404,543
Public Bank Bhd	328,300	310,385
		714,928

Mexico (10.33%)
Arca Continental SAB de CV	74,500	608,619
Becle SAB de CV	110,700	234,441
GMexico Transportes SAB de CV(b)	248,500	457,793
Grupo Aeroportuario del Centro Norte SAB de CV	30,800	245,616
		1,546,469

Netherlands (2.92%)
ASR Nederland NV	4,998	220,242
Euronext NV(b)(c)	3,421	217,386
		437,628

New Zealand (2.09%)
Mainfreight, Ltd.	3,810	168,438
Restaurant Brands New Zealand, Ltd.	34,831	144,793
		313,231

Norway (1.35%)
TGS ASA	14,760	201,605

Philippines (1.66%)
Wilcon Depot, Inc.	491,200	248,779

South Africa (1.08%)
Clicks Group, Ltd.	9,529	161,465

Sweden (5.24%)
Assa Abloy AB, Class B	8,279	167,212
Axfood AB	15,511	384,080
Loomis AB	8,345	233,242
		784,534

Switzerland (1.05%)
Flughafen Zurich AG(a)	1,009	156,587

	Shares	Value (Note 2)
Taiwan (1.35%)
Sinbon Electronics Co., Ltd.	26,000	$202,126

Thailand (1.06%)
Bangkok Bank PCL	41,400	158,269

United States (3.79%)
Genpact, Ltd.	11,713	568,081

TOTAL COMMON STOCKS
(Cost $14,446,706)		14,206,835

TOTAL INVESTMENTS (94.88%)
(Cost $14,446,706)		$14,206,835

Other Assets In Excess Of Liabilities (5.12%)		767,246

NET ASSETS (100.00%)		$14,974,081

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022, these securities had a total aggregate market value of $675,179 representing 4.51% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2022, the aggregate market value of those securities was $675,179, representing 4.51% of net assets.

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Sector Composition (October 31, 2022) (Unaudited)
Consumer	37.5%
Industrials	21.0%
Financials	13.0%
Technology	11.4%
Health Care	5.6%
Energy & Materials	5.1%
Utilities	1.3%
Cash, Cash Equivalents, & Other Net Assets	5.1%
Total	100%

Industry Composition (October 31, 2022) (Unaudited)
Food & Staples Retailing	12.4%
Beverages	11.0%
Capital Markets	6.2%
IT Services	5.3%
Trading Companies & Distributors	4.4%
Commercial Services & Supplies	4.3%
Household Products	3.3%
Banks	3.2%
Road & Rail	3.0%
Insurance	2.9%
Multiline Retail	2.9%
Hotels, Restaurants & Leisure	2.9%
Transportation Infrastructure	2.6%
Pharmaceuticals	2.2%
Textiles, Apparel & Luxury Goods	1.8%
Electrical Equipment	1.8%
Specialty Retail	1.7%
Chemicals	1.6%
Aerospace & Defense	1.6%
Interactive Media & Services	1.6%
Food Products	1.5%
Oil, Gas & Consumable Fuels	1.4%
Electronic Equipment, Instruments & Components	1.3%
Energy Equipment & Services	1.3%
Software	1.3%
Electric Utilities	1.3%
Health Care Equipment & Supplies	1.2%
Entertainment	1.2%
Building Products	1.1%
Health Care Providers & Services	1.1%
Air Freight & Logistics	1.1%
Professional Services	1.1%
Life Sciences Tools & Services	1.1%
Other Industries (each less than 1%)	2.2%
Cash and Other Assets, Less Liabilities	5.1%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	19

Rondure Funds	Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$192,068,094	$14,206,835
Foreign cash, at value (Cost $4,501,182 and $600, respectively)	4,389,909	593
Cash	4,677,367	748,811
Dividends and interest receivable	199,877	58,300
Receivable for fund shares subscribed	150,741	100
Total assets	201,485,988	15,014,639

LIABILITIES
Foreign capital gains tax	702,356	–
Payable for fund shares redeemed	27,870	–
Advisory fees payable	102,647	–
Administration fees payable	45,124	10,208
Custodian fees payable	55,737	–
Payable for professional fees	24,874	11,371
Payable for trustee fees and expenses	8,682	909
Payable for chief compliance officer fee	5,365	1,127
Payable for principal financial officer fees	3,369	405
Distribution and service fees payable - Investor Class	3,053	459
Payable for transfer agency fees	45,267	6,804
Accrued expenses and other liabilities	16,661	9,275
Total liabilities	1,041,005	40,558
NET ASSETS	$200,444,983	$14,974,081

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$203,661,405	$16,195,123
Total distributable earnings	(3,216,422)	(1,221,042)
NET ASSETS	$200,444,983	$14,974,081

INVESTMENTS, AT COST	$194,395,022	$14,446,706

PRICING OF SHARES
Institutional Class
Net Assets	$186,056,245	$12,785,327
Net Asset Value, offering and redemption price per share	$10.98	$10.40
Shares of beneficial interest outstanding	16,948,176	1,229,751
Investor Class
Net Assets	$14,388,738	$2,188,754
Net Asset Value, offering and redemption price per share	$10.92	$10.36
Shares of beneficial interest outstanding	1,318,228	211,222

See Notes to Financial Statements.

20	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Statements of Operations

For the Six Months Ended October 31, 2022 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$2,999,768	$287,731
Foreign taxes withheld	(386,667)	(30,642)
Other Income	25,307	3,886
Total investment income	2,638,408	260,975
EXPENSES
Investment advisor fees (Note 6)	902,757	77,835
Administrative fees	139,961	28,823
Distribution and service fees - Investor Class	19,165	4,346
Transfer agent fees	143,705	36,525
Professional fees	24,905	13,595
Printing fees	11,681	1,203
Registration fees	18,410	16,557
Custodian fees	123,537	16,756
Trustee fees and expenses	5,788	574
Chief compliance officer fees	16,982	2,427
Principal financial officer fees	7,371	846
Other expenses	12,333	4,604
Total expenses	1,426,595	204,091
Less fees waived/reimbursed by investment advisor (Note 6)	(239,713)	(105,476)
Total net expenses	1,186,882	98,615
NET INVESTMENT INCOME	1,451,526	162,360

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(3,993,890)	(1,352,449)
Net realized loss on foreign currency transactions	(63,897)	(9,565)
Net realized loss	(4,057,787)	(1,362,014)
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of ($603,656) and $0, respectively)	(18,059,279)	(1,774,707)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(107,115)	(1,462)
Net change in unrealized depreciation	(18,166,394)	(1,776,169)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(22,224,181)	(3,138,183)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,772,655)	$(2,975,823)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	21

Rondure New World Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$1,451,526	$1,572,178
Net realized gain/(loss)	(4,057,787)	6,063,366
Net change in unrealized depreciation	(18,166,394)	(32,333,252)
Net decrease in net assets resulting from operations	(20,772,655)	(24,697,708)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(989,816)
Investor Class	–	(61,430)
Net decrease in net assets from distributions	–	(1,051,246)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	20,335,082	40,715,555
Distributions reinvested	–	965,931
Cost of shares redeemed	(17,173,907)	(25,404,581)
Redemption fees	303	604
Net increase from capital shares transactions	3,161,478	16,277,509
Investor Class
Proceeds from sales of shares	1,212,983	3,038,124
Distributions reinvested	–	61,101
Cost of shares redeemed	(1,727,187)	(10,490,696)
Redemption fees	183	430
Net decrease from capital shares transactions	(514,021)	(7,391,041)
Net decrease in net assets	(18,125,198)	(16,862,486)

NET ASSETS
Beginning of period	218,570,181	235,432,667
End of period	$200,444,983	$218,570,181

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,741,839	3,010,835
Issued to shareholders in reinvestment of distributions	–	70,097
Redeemed	(1,471,807)	(1,855,120)
Net increase in share transactions	270,032	1,225,812
Investor Class
Issued	105,449	227,446
Issued to shareholders in reinvestment of distributions	–	4,450
Redeemed	(148,779)	(787,705)
Net decrease in share transactions	(43,330)	(555,809)

See Notes to Financial Statements.

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Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$162,360	$57,137
Net realized gain/(loss)	(1,362,014)	1,519,694
Net change in unrealized depreciation	(1,776,169)	(5,575,415)
Net decrease in net assets resulting from operations	(2,975,823)	(3,998,584)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(998,357)
Investor Class	–	(167,252)
Net decrease in net assets from distributions	–	(1,165,609)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	756,618	3,754,957
Distributions reinvested	–	987,065
Cost of shares redeemed	(6,653,735)	(6,871,302)
Redemption fees	684	247
Net decrease from capital shares transactions	(5,896,433)	(2,129,033)
Investor Class
Proceeds from sales of shares	465,288	1,322,038
Distributions reinvested	–	167,252
Cost of shares redeemed	(1,702,238)	(977,792)
Redemption fees	28	509
Net increase/(decrease) from capital shares transactions	(1,236,922)	512,007
Net decrease in net assets	(10,109,178)	(6,781,219)

NET ASSETS
Beginning of period	25,083,259	31,864,478
End of period	$14,974,081	$25,083,259

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	69,537	263,254
Issued to shareholders in reinvestment of distributions	–	67,793
Redeemed	(649,941)	(473,872)
Net decrease in share transactions	(580,404)	(142,825)
Investor Class
Issued	42,727	95,574
Issued to shareholders in reinvestment of distributions	–	11,503
Redeemed	(165,382)	(67,802)
Net increase/(decrease) in share transactions	(122,655)	39,275

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	23

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$12.12		$13.56	$9.93	$10.80	$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.08		0.09	0.06	0.09	0.09	0.05
Net realized and unrealized gain/(loss) on investments	(1.22)		(1.47)	3.62	(0.87)	(0.45)	1.23
Total income/(loss) from investment operations	(1.14)		(1.38)	3.68	(0.78)	(0.36)	1.28

DISTRIBUTIONS
From net investment income	–		(0.06)	(0.05)	(0.09)	(0.09)	(0.03)
From net realized gain on investments	–		–	–	–	–	(0.00	)(b)
Total distributions	–		(0.06)	(0.05)	(0.09)	(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.14)		(1.44)	3.63	(0.87)	(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$10.98		$12.12	$13.56	$9.93	$10.80	$11.25
TOTAL RETURN	(9.41	)%(c)	(10.21)%	37.11%	(7.31)%	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$186,056		$202,142	$209,531	$118,685	$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.32	%(d)	1.27%	1.32%	1.43%	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income	1.39	%(d)	0.68%	0.48%	0.83%	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	25	%(c)	29%	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

24	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07		$13.51	$9.90	$10.78	$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.07		0.06	0.03	0.06	0.07	0.03
Net realized and unrealized gain/(loss) on investments	(1.22)		(1.46)	3.61	(0.87)	(0.46)	1.22
Total income/(loss) from investment operations	(1.15)		(1.40)	3.64	(0.81)	(0.39)	1.25

DISTRIBUTIONS
From net investment income	–		(0.04)	(0.03)	(0.07)	(0.07)	(0.01)
From net realized gain on investments	–		–	–	–	–	(0.00	)(b)
Total distributions	–		(0.04)	(0.03)	(0.07)	(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.15)		(1.44)	3.61	(0.88)	(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$10.92		$12.07	$13.51	$9.90	$10.78	$11.24

TOTAL RETURN	(9.53	)%(c)	(10.41)%	36.83%	(7.56)%	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$14,389		$16,428	$25,901	$18,382	$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.67	%(d)	1.58%	1.63%	1.72%	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35%	1.35%	1.35%	1.35%	1.35	%(d)
Net investment income	1.14	%(d)	0.45%	0.25%	0.59%	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	25	%(c)	29%	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	25

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.70		$14.18	$10.34	$11.11	$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.08		0.03	0.06	0.10	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(1.38)		(1.92)	3.84	(0.76)	(0.31)	1.48
Total income/(loss) from investment operations	(1.30)		(1.89)	3.90	(0.66)	(0.21)	1.58

DISTRIBUTIONS
From net investment income	–		(0.04)	(0.06)	(0.11)	(0.11)	(0.04)
From net realized gain on investments	–		(0.55)	–	–	(0.03)	(0.08)
Total distributions	–		(0.59)	(0.06)	(0.11)	(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.30)		(2.48)	3.84	(0.77)	(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$10.40		$11.70	$14.18	$10.34	$11.11	$11.46

TOTAL RETURN	(11.11	)%(c)	(14.15)%	37.71%	(6.06)%	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$12,785		$21,184	$27,692	$16,758	$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.79	%(d)	1.56%	1.70%	1.73%	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85	%(d)
Net investment income	1.50	%(d)	0.24%	0.49%	0.89%	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	44	%(c)	103%	51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

26	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	For the Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.68		$14.16		$10.34	$11.12	$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.07		(0.00	)(b)	0.03	0.07	0.08	0.09
Net realized and unrealized gain/(loss) on investments	(1.39)		(1.92)		3.83	(0.76)	(0.32)	1.46
Total income/(loss) from investment operations	(1.32)		(1.92)		3.86	(0.69)	(0.24)	1.55

DISTRIBUTIONS
From net investment income	–		(0.01)		(0.04)	(0.09)	(0.09)	–
From net realized gain on investments	–		(0.55)		–	–	(0.03)	(0.08)
Total distributions	–		(0.56)		(0.04)	(0.09)	(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	(1.32)		(2.48)		3.82	(0.78)	(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$10.36		$11.68		$14.16	$10.34	$11.12	$11.48

TOTAL RETURN	(11.30	)%(c)	(14.31)%		37.34%	(6.28)%	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,189		$3,899		$4,173	$2,626	$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.11	%(d)	1.88%		2.01%	2.06%	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%		1.10%	1.10%	1.10%	1.10	%(d)
Net investment income/(loss)	1.26	%(d)	(0.03)%		0.23%	0.61%	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	44	%(c)	103%		51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	27

Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2022, the Trust consists of multiple separate Portfolios or series. This semi-annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

28	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2022:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks*	$192,068,094	$–	$–	$192,068,094
Total	$192,068,094	$–	$–	$192,068,094

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks*	$14,206,835	$–	$–	$14,206,835
Total	$14,206,835	$–	$–	$14,206,835

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2022, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the six months ended October 31, 2022.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Semi-Annual Report | October 31, 2022	29

Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2022, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$4,733,909
Rondure Overseas Fund	949,819

As of October 31, 2022, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$–
Rondure Overseas Fund	–

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

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Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$21,201,933	$(23,543,163)	$(2,341,230)	$194,409,324
Rondure Overseas Fund	1,005,708	(1,261,576)	(255,868)	14,462,703

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2022, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$1,051,246	$–
Rondure Overseas Fund	125,873	1,039,736

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year- end. Accordingly, tax basis balances have not been determined as of October 31, 2022.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$57,512,442	$51,877,923
Rondure Overseas Fund	8,981,206	14,609,433

Semi-Annual Report | October 31, 2022	31

Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2022, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Rondure New World Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively, and 1.10% and 0.85% of the Rondure Overseas Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Advisor will be permitted to recapture, on a class- by class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2023, except with the approval of the Fund's Board of Trustees. Fees waived/reimbursed by Advisor for the six months ended October 31, 2022, are disclosed in the Statements of Operations.

Fund	Term of Expense Limit Agreements
Rondure New World Fund	September 1, 2022-August 31, 2023/September 1, 2021-August 31, 2022
Institutional Class
Investor Class
Rondure Overseas Fund	September 1, 2022-August 31, 2023/September 1, 2021-August 31, 2022
Institutional Class
Investor Class

32	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

For the six months ended October 31, 2022, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund
Institutional Class	$215,542
Investor Class	24,171
Rondure Overseas Fund
Institutional Class	$87,955
Investor Class	17,521

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Rondure New World Fund
Institutional Class	$385,786	$364,149	$364,901	$1,114,835
Investor Class	73,814	66,219	45,713	185,746
Rondure Overseas Fund
Institutional Class	$76,959	$192,733	$173,770	$443,462
Investor Class	15,014	32,020	33,237	80,271

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2022, are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2022, are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2022, are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2022, are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Semi-Annual Report | October 31, 2022	33

Rondure Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

34	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 775-3337.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2022	35

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2022 (Unaudited)

Rondure Funds

In anticipation of and as part of the process to consider the renewal of the Rondure Investment Advisory Agreement (the “Advisory Agreement”), legal counsel to the Independent Trustees requested certain information from Rondure. In response to these requests, the Trustees received reports from Rondure that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board's responsibilities pertaining to the approval of advisory contracts. Further, on September 13, 2022, the Board met with representatives of Rondure and discussed the services the firm provided pursuant to the Advisory Agreement, as well as the information Rondure provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreement, the Board had received sufficient information to renew and approve the Advisory Agreement.

In approving Rondure as investment adviser, and the fees to be charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

In renewing and approving the Rondure Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Rondure Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Rondure Funds, to Rondure, of 0.85% for the Rondure New World Fund and 0.70% for the Rondure Overseas Fund, in light of the extent and quality of the advisory services provided by Rondure to each of the Rondure Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Rondure Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of the Rondure New World Fund was lower than the Data Provider peer group median, and both classes of the Rondure Overseas Fund was significantly lower than the Data Provider peer group medians.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratios of each class of the Rondure New World Fund and the Investor Class of the Rondure Overseas Fund were significantly lower than the Data Provider peer group medians, and that the Institutional Class of the Rondure Overseas Fund was lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Rondure Funds under the Rondure Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Rondure in its presentation, including its Form ADV.

The Trustees reviewed and considered Rondure’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Rondure and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Rondure, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Rondure Funds.

The Trustees considered the background and experience of Rondure’s management in connection with the Rondure Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Rondure Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Rondure’s Code of Ethics.

Performance: The Trustees reviewed performance information for the Investor Class and Institutional Class shares of the Rondure Funds for the 3- month, 1-year, 3-year, 5-year and since inception periods ended June 30, 2022. That review included a comparison of each Rondure Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both classes of the Rondure New World Fund significantly outperformed the Data Provider peer group median for each period. The Trustees also noted that the that each class of the Rondure Overseas Fund outperformed the Data Provider peer group median for the 3-month period; each class of the Rondure Overseas Fund significantly outperformed the Data Provider peer group median for the 1-year period; each class of the Rondure Overseas Fund significantly underperformed the Data Provider peer group median for the 3-year period; and each class of the Rondure Overseas Fund

36	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2022 (Unaudited)

underperformed the Data Provider peer group median for each of the 5-year and since inception periods. The Trustees also considered Rondure’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Rondure regarding fees charged to its other clients utilizing a strategy similar to that employed by the Rondure Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Rondure based on the fees payable under the Rondure Investment Advisory Agreement with respect to the Rondure Funds. The Trustees considered the profits, if any, realized by Rondure in connection with the operation of the Rondure Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Rondure Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Rondure from its relationship with the Rondure Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both classes of each of the Rondure Funds was lower than or significantly lower than the Data Provider peer group medians;

●	the total net expense ratios of both classes of each of the Rondure Funds was lower than or significantly lower than the Data Provider peer group medians;

●	the nature, extent, and quality of services rendered by Rondure under the Rondure Investment Advisory Agreement with respect to each Rondure Fund were adequate;

●	for the periods ended June 30, 2022, both classes of the Rondure New World Fund significantly outperformed the Data Provider peer group median for each of the 3-month, 1-year, 3-year, 5-year, and since inception periods;

●	for the periods ended June 30, 2022, each class of the Rondure Overseas Fund outperformed the Data Provider peer group median for the 3-month period; significantly outperformed the Data Provider peer group median for the 1-year period; significantly underperformed the Data Provider peer group median for the 3-year period; and underperformed the Data Provider peer group median for the 5-year and since inception periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Rondure’s other clients employing a comparable strategy to any of the Rondure Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Rondure Funds;

●	the profit, if any, realized by Rondure in connection with the operation of any of the Rondure Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Rondure in connection with its relationship with any of the Rondure Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Rondure’s compensation for investment advisory services is consistent with the best interests of each of the Rondure Funds and their shareholders.

Semi-Annual Report | October 31, 2022	37

Rondure Funds	Privacy Policy
October 31, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

38	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2022	39

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER FUNDS®

SEMI-ANNUAL REPORT

October 31, 2022

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	4
Seafarer Overseas Value Fund	9
Disclosure of Fund Expenses	15
Portfolio of Investments	17
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	38
Additional Information	48
Privacy Policy	49

Seafarer Funds	Letter to Shareholders

October 31, 2022

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders of the Seafarer Funds,

I am pleased to address you on behalf of Seafarer Capital Partners (“Seafarer”), the adviser to the Seafarer Funds (the "Funds"). This semi-annual report covers the first half of the Funds’ 2022-2023 fiscal year (May 1, 2022 to October 31, 2022).

I write to you at an important moment for China, and by extension the emerging markets asset class as a whole. Seafarer has consistently advocated for a balanced approach to the risks of investing in China. Members of our investment team have for years sounded the alarm on stimulus-driven asset bubbles,1 an overleveraged property market,2 the impact of a deteriorating U.S.-China relationship,3 and the Communist Party’s efforts to exert control over Chinese companies.4

However, over the past several years, there appeared to be a major disconnect between the lofty valuations many investors were assigning Chinese companies and the long list of risks that could impact their growth. At the height of this trend, some of the analysis of China’s leading technology firms seemed completely divorced from the difficult and complicated operating environment they face.

I believe this disconnect between perceptions and reality is now rapidly unwinding because of two key developments. The first is that the market has belatedly realized that Xi Jinping has reshaped China’s political and economic objectives. For the past few decades, investors have viewed China’s leadership as relatively flexible and pragmatic. The country’s overriding economic goal was rapid growth and integration into the global trading system. Under Xi Jinping, however, China’s priorities have changed.5 National security now plays a larger role in shaping economic policy and the state is more willing to intervene to influence market outcomes. Perhaps even more concerning is that policymaking in China has become more rigid and less adaptable. The Chinese economy is currently being dragged down by the weight of several policies badly in need of reform, including “zero -Covid” and the crackdown on the real estate market. As Xi Jinping enters an unprecedented third term in office, it’s clear to me that China’s political trajectory is not about to change anytime soon.

The second factor bringing market expectations back to reality is the impact of the strained U.S.-China relationship. As ties have deteriorated, policymakers in both countries have taken actions to target each other’s economies. Chinese companies now face tariffs, restrictions on access to key technologies, export bans, sanctions, forced delisting, and investment blacklists. Moreover, U.S. policymakers are now explicitly calling for action to prevent key industries from developing in China.6 Under some extreme scenarios, such as a conflict over Taiwan, capital flows into and out of China may be dramatically restricted. For investors in Chinese stocks, I believe these policy risks can no longer be ignored or downplayed. Given hardening viewpoints in both Beijing and Washington, it is unlikely that the relationship will meaningfully improve anytime soon.

While these two developments – China’s changing priorities under Xi and the deterioration of the U.S.-China relationship – are hugely significant, they are not new. As mentioned above, Seafarer’s investment team has written extensively about developments as they have unfolded. However, as the market has finally caught up to the new reality on the ground, it has been accompanied by volatile moves in the prices of Chinese securities. Market participants are now struggling to value Chinese assets in this new and more difficult investing environment.

As investors reevaluate their approach to China, I would like to offer a few items for consideration:

First, I don’t believe that the Chinese economic miracle of the past few decades was the result of a predictable and market-friendly government in Beijing. The view that China before Xi Jinping was a bastion of support for the private sector is historically inaccurate. A closer examination of the past reveals that Chinese entrepreneurs have faced policy discrimination and ideological backlash from the government almost continuously since China began opening up in 1978.7 China’s economic transformation is as much a story of private enterprise thriving in difficult circumstances as it is the government leading through top-down policy reforms. There’s no guarantee that China’s entrepreneurs will manage to overcome the unprecedented challenges of the Xi Jinping Era, but I wouldn’t count them out yet.

Semi-annual Report – October 31, 2022	1

Seafarer Funds	Letter to Shareholders

October 31, 2022

Second, despite policy retrenchment in other areas, China’s capital markets have generally become more open and better governed over the past decade. Through the Stock Connect and reforms to the Qualified Foreign Institutional Investor (QFII) program, it’s never been easier for foreign investors to access China’s domestic equity markets.8 Moreover, China has made meaningful improvements to its rules that govern trading on its stock exchanges, reducing suspensions and improving listing rules.9 Last year, a Chinese court approved the country’s first ever shareholder class action lawsuit.10

Third, Chinese companies are beginning to attach greater priority to shareholder return. The number of firms paying a cash dividend in China’s A-share market increased from 1,981 to 3,241 between 2015 and 2021.11, 12 During that same period, total annual dividends grew from $120 billion to $254 billion, with the average payout ratio increasing from 35.5% to 39.2%.13, 14 Buybacks in the A-share market have grown quickly, although they are still far less common than in the U.S. and European markets. To further promote this trend, Chinese regulators recently relaxed the relatively strict rules governing buybacks.15 China’s Hong Kong and overseas-listed companies have announced record buybacks and special dividends in 2022.16

Fourth, I believe the very best Chinese companies will not be confined to China’s domestic market. In 2021, there were more than 150 A-share stocks with at least $1 billion in overseas revenue.17 As China’s economy slows, more Chinese firms are making a concerted push to expand abroad. While growing international restrictions are an unavoidable headwind, Chinese companies are finding ways to access the American and European markets through overseas subsidiaries and joint ventures. Furthermore, the barriers to Chinese businesses are considerably lower in much of the developing world. In these countries, many Chinese companies (or their affiliates) are market leaders in industries such as electric vehicles, batteries, e-commerce, clean energy, and mobile payments.

My expectation is that the Chinese economy will not return to the rapid growth of the past, the country’s policy environment will continue to be difficult, and the U.S.-China relationship will remain strained. However, given the factors listed in the paragraphs above, I’m also optimistic that through careful, bottom-up analysis, Seafarer will continue to find a handful of attractive companies in China. In fact, despite our concerns about political and economic developments in China over the past few years, we’ve continued to research new investment opportunities in the country. As market sentiment on China has oscillated between euphoria and despair, Seafarer has maintained a steady path between these two extremes, in my view.

Borrowing a phrase from the late Deng Xiaoping, we will continue to “seek truth through facts” when investing in China. That involves developing a deep understanding of the businesses we invest in through thorough analysis of their earnings, balance sheets, and governance structures. It also entails a clear-eyed examination of the operating environment these companies face that neither minimizes nor exaggerates risks. There’s no guarantee of success when investing, but I believe that Seafarer’s approach of disciplined active management is well-suited for the challenges and opportunities presented by China in this new era.

Expansion of Seafarer’s Team

Seafarer continues to invest in its portfolio management and operational capacities, particularly through additions to the team. During this semi-annual period, I am pleased to report that Seafarer hired two individuals.

Lydia So joined Seafarer as a Portfolio Manager. Effective August 31, 2022, she was named a Lead Portfolio Manager of the Seafarer Overseas Growth and Income Fund. She joins Andrew Foster and Paul Espinosa, who remain Lead Portfolio Managers of the Fund. Lydia is responsible for the Fund’s growth-oriented securities. For more information, view the Message to Shareholders – Portfolio Manager Update.18

Hannah Woolley joined the firm as a Business Manager. Hannah helps manage several key business functions, focused on fund administration, technology, business continuity, and human resources. Prior to joining Seafarer, she worked as an administrative lead at an asset management firm.

2	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

October 31, 2022

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Nicholas Borst

Vice President and Director of China Research

Seafarer Capital Partners, LLC

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	www.seafarerfunds.com/funds/ogi/portfolio-review/2017/09/Q3/#views-on-china www.seafarerfunds.com/funds/ogi/portfolio-review/2017/12/Q4#outlook

[2]	www.seafarerfunds.com/commentary/china-residential-property-development-sector

[3]	www.seafarerfunds.com/commentary/the-china-investment-dilemma

[4]	www.seafarerfunds.com/prevailing-winds/party-committees-in-chinese-companies

[5]	www.seafarerfunds.com/prevailing-winds/security-over-growth

[6]	Remarks by National Security Advisor Jake Sullivan at the Special Competitive Studies Project Global Emerging Technologies Summit (www.whitehouse.gov/briefing-room/speeches-remarks/2022/09/16/remarks-by-national-security-advisor-jake-sullivan-at-the-special-competitive-studies-project-global-emerging-technologies-summit), The White House, 16 September 2022.

[7]	www.seafarerfunds.com/prevailing-winds/chinas-complicated-relationship-with-the-private-sector

[8]	The Stock Connect program consists of trading links that allow offshore, non-domestic-Chinese investors and entities to invest in Chinese A-shares listed on the Shanghai and Shenzhen Exchanges. The Stock Connect also allows Mainland China investors to purchase certain Hong Kong-listed stocks via accounts with the Shanghai and Shenzhen Exchanges. Qualified Foreign Institutional Investor (QFII) is a program that permits certain licensed global institutional investors to participate in China’s renminbi-based mainland capital markets, subject to a quota.

[9]	China A Shares Future Outlook (www.asifma.org/wp-content/uploads/2022/05/asifma-cewg-mini-white-paper-en-version.pdf), Asia Securities Industry & Financial Markets Association, July 2021.

[10]	Chinese Court Rules Against Kangmei in 'Milestone' Case’ (www.reuters.com/business/healthcare-pharmaceuticals/chinese-court-rules-against-kangmei-milestone-case-2021-11-12), Reuters, 12 November 2021.

[11]	Chinese A-Shares are a class of securitized common stock in Chinese companies, traded exclusively on Chinese stock exchanges (i.e., Shanghai and Shenzhen), and denominated in renminbi, China’s currency. If a Seafarer Fund is invested in Chinese A-Shares, please note the following: 1) any reduction or elimination of access to A-Shares could have a material adverse effect on the ability of the Fund to achieve its investment objective; and 2) uncertainties regarding China’s laws governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund, which could adversely impact Fund returns.

[12]	Source: Wind Information. Data as of 2 November 2022.

[13]	Dividend payout ratio is the ratio of the total amount of dividends paid out to shareholders relative to the net income of the company.

[14]	Source: Wind Information. Data as of 2 November 2022.

[15]	China to Ease Share Buyback Rules Amid a Sluggish Market (www.reuters.com/world/china/china-ease-share-buyback-rules-amid-sluggish-market-2022-10-14), Reuters, 14 October 2022.

[16]	Sources: (a) Wind Information. Data as of 2 November 2022; (b) Clarence Leong, Chinese Companies Boost Returns to Shareholders (www.wsj.com/articles/chinese-companies-boost-returns-to-shareholders-11652088601), The Wall Street Journal, 9 May 2022.

[17]	Source: Wind Information. Data as of 2 November 2022.

[18]	www.seafarerfunds.com/message-to-shareholders/2022/08/31

Semi-annual Report – October 31, 2022	3

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2022

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

This report addresses the first half of the 2022-2023 fiscal year (May 1, 2022 to October 31, 2022) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund” or the “Fund”).

During the semi-annual period, the Fund returned -9.97%, while the Fund’s benchmark index, the Morningstar Emerging Markets Net Return USD Index, returned -18.35%.1 By way of broader comparison, the S&P 500 Index declined -5.50%.

The Fund began the fiscal year with a net asset value (NAV) of $12.13 per share. In June, the Fund paid a semi-annual distribution of $0.117 per share. That payment brought the cumulative distribution per share, as measured from the Fund’s inception, to $4.616.2 The Fund finished the semi-annual period with a value of $10.81 per share.3

* * *

During the semi-annual period, equities in the emerging markets suffered a pronounced downturn. While the Growth and Income Fund did not decline as much as the benchmark index, the Fund was not spared.

My experience typically leads me to believe that stock market outcomes over short horizons are largely noise. I know well that when substantial losses accrue over short horizons, dismissing them as “noise” is deeply unsatisfactory to investors in general, and shareholders of the Fund in particular.

Yet, over the past 20 years, my job has been to research, develop, implement, observe and assess equity investment strategies. I firmly believe that any credible strategy requires a longer horizon to make factual, discerning assessments of its merits – in my experience, it requires a bare minimum of three years, and preferably five, to separate signal from noise, to parse luck from skill, and to determine meaningful outcomes from random chance.

With that substantial caveat: I think the Fund’s performance during the semi-annual period was the exception to the rule – it was not mere noise, but rather contained vital information. Given the Fund’s - 10% decline, shareholders might reasonably assume that emerging markets were generally disastrous, and that the Fund slid lower amid the wreckage. Certainly, financial media is replete with stories about the dismal economic and corporate performance of the developing world, and there are constant suggestions that emerging currencies are in decline. In my view, it was not exactly so.

The Fund’s decline during the period was due almost entirely to its holdings in only two countries: China (inclusive of Hong Kong) and South Korea. The former accounted for nearly -6% of the Fund’s -10% decline, and the latter nearly -4%. Meanwhile, the Fund experienced gains, inclusive of currency movements, among its holdings in Latin America and Eastern Europe. The Fund’s lone holding on the South African exchange (Sanlam, an insurance carrier) fell sharply, but otherwise the Fund generated gains in the Middle East and Africa region. Contrary to expectation, it was a surprisingly strong period for the Fund’s holdings – apart from the obvious and material exception of exposures to China and South Korea.

Why were China and South Korea so weak, and why were other developing regions relatively stable, contrary to prevalent narratives? To reiterate: it is problematic to read too much into a short-term performance horizon; but I will venture an educated guess. China was weak because global investors are recognizing, belatedly, that the economy is set to deliver low growth — not just this year, and not only in 2023, but well beyond. The politicization of the Chinese economy by the Xi administration has structurally altered that market’s potential investment risk and return, mostly for the worse — and yet I believe select opportunities persist there.

South Korean stocks fell sharply, and the Korean Won fell further still, because investors perceive the country to be highly dependent on external trade for growth.4 Many investors presume that the U.S. and Europe will experience sharp slowdowns in growth and consumption, and that this will in turn dampen Korean companies’ performance. Further, investors perceive that South Korea is locked in a perpetual trade competition with Japan and, to lesser extent, China. As the Chinese Renminbi has tumbled and the Japanese Yen has collapsed, traders have pushed the Won lower on the presumption that a cheap currency is the only means by which Korean companies can compete.5 Suffice to say, I think those traders will be proven wrong over time. In my estimation, the Fund’s Korean holdings that engage in global trade already surpass their Japan and China-based competitors, and the Won’s weakness will make them hyper-competitive. While a recession may loom, so far, results from Korean companies do not in my view indicate a major slowdown.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2022

Top detractors to Fund performance include China Literature (a mainland China-based digital publisher and literary content platform), Naver (a search and e-commerce company based in South Korea), Coway (a Korean consumer appliance company), and the Alibaba Group (China’s largest e-commerce firm). As mentioned above, Sanlam also ranked as a top detractor.

Meanwhile, several of the Fund’s holdings in Latin America and the Middle East produced what I view as solid earnings, as have the Fund’s holdings in Eastern Europe. I would argue that shares of Fund holdings from these regions are attractively priced and companies are performing reasonably well (particularly in light of the global and local stressors on their performance). The emerging markets outside China (and India) are cheap, and growth persists despite the headwinds. I know not to read much meaning into six months – and yet I am optimistic, not pessimistic, about the period that just unfolded.

Top contributors to Fund performance during the period were a mixed bunch: Itaú Unibanco, a Brazilian bank; Tabreed, a United Arab Emirates-based supplier of district water cooling services; Coca-Cola Femsa, the largest Coca-Cola franchise bottler in the world by volume, operating throughout Latin America; and Qatar Gas Transport, an owner and operator of transport vessels for liquefied natural gas.

Thank you for entrusting us with your capital despite trying market conditions. We are honored to be the recipient of your trust and to serve as your investment adviser in the emerging markets.

Andrew Foster

Portfolio Manager, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

As of October 31, 2022, the Fund did not own shares in the Coca-Cola Co.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned -9.96% during the semi-annual period.

[2]	The Fund’s inception date is February 15, 2012.

[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $12.06 per share; it paid a semi-annual distribution of $0.115 per share in June; and it finished the semi-annual period with a value of $10.75 per share.

[4]	The South Korean Won (KRW) is the official currency of South Korea.

[5]	The Chinese Renminbi (RMB) is the official currency of the People’s Republic of China. The Japanese Yen (JPY) is the official currency of Japan.

Semi-annual Report – October 31, 2022	5

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2022

Total Returns

As of October 31, 2022	6 Month	1 Year	3 Year	5 Year	7 Year	10 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	-9.96%	-20.05%	0.99%	0.75%	3.76%	3.64%	4.24%	0.97%
Institutional Class (SIGIX)	-9.97%	-20.03%	1.05%	0.85%	3.86%	3.76%	4.35%	0.87%
Morningstar Emerging Markets Net Return USD Index[3]	-18.35%	-28.23%	-2.70%	-1.67%	3.21%	1.69%	1.25%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.

[2]	Ratios as of Prospectus dated August 31, 2022. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2023.

[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2022

Performance of a $10,000 Investment Since Inception

Seafarer Overseas Growth and Income Fund - Investor Class - $15,595
Morningstar Emerging Markets Net Return USD Index - $11,422
$25,000
$20,000
$15,000
$10,000
$5,000
2/15/12*
4/30/12
4/30/13
4/30/14
4/30/15
4/30/16
4/30/17
4/30/18
4/30/19
4/30/20
4/30/21
4/30/22
10/31/22

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

Semi-annual Report – October 31, 2022	7

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2022

Portfolio Composition by Region	% Net Assets
East & South Asia	61.0%
Emerging Europe	7.7%
Latin America	12.3%
Middle East & Africa	10.8%
Other	3.8%
Cash & Other Assets, Less Liabilities	4.4%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	6.6%
Consumer Discretionary	12.0%
Consumer Staples	17.5%
Energy	2.4%
Financials	11.5%
Health Care	11.7%
Industrials	4.5%
Information Technology	19.7%
Materials	2.9%
Real Estate	2.5%
Utilities	4.4%
Cash & Other Assets, Less Liabilities	4.4%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	5.0%
Rohm Co., Ltd.	5.0%
Samsung Biologics Co., Ltd.	4.8%
Richter Gedeon Nyrt	4.1%
Samsung Electronics Co., Ltd.	4.1%
Venture Corp., Ltd.	4.0%
Sanlam, Ltd.	3.5%
Itau Unibanco Holding SA	2.8%
Alibaba Group Holding, Ltd.	2.8%
Samsung SDI Co., Ltd.	2.8%
Total	38.9%

Total Number of Holdings	48

Holdings are subject to change, and may not reflect the current or future position of the portfolio. Source: ALPS Fund Services, Inc.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2022

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

This report addresses the first half of the 2022-2023 fiscal year (May 1, 2022 to October 31, 2022) for the Seafarer Overseas Value Fund (the “Value Fund” or the “Fund”).

During the semi-annual period, the Fund returned -9.56%, while the Fund’s benchmark index, the Morningstar Emerging Markets Net Return USD Index, returned -18.35%.1 By way of broader comparison, the S&P 500 Index declined -5.50%.

The Fund began the fiscal year with a net asset value (NAV) of $12.86 per share. The Fund paid no distributions during the first half of the fiscal year, and it finished the period with a value of $11.63 per share.2

* * *

For the semi-annual period, the Value Fund continued to widen its year-to-date performance differential versus the benchmark index, albeit accompanied by a disappointing decline in the NAV. The Fund’s total return from the beginning of the calendar year to October 31, 2022 was -10.47%, compared to the benchmark’s -27.09%.

The Fund’s six-month and year-to-date performance relative to the benchmark might suggest that the Fund’s portfolio is “defensive.” I would describe the Fund’s performance not as defensive but as validation of Seafarer’s value ethos of investing in companies whose management teams serve as true stewards of capital – an approach that is not necessarily pursued by all value investors, as I point out in How the Value Team Finds "Gems" in Emerging Markets3 – and as demonstrating discipline with regard to the price paid for the future cash flows these management teams are likely to deliver. Put differently, Seafarer does not lower its required rate of return threshold even if the market’s discount rate is at historic lows.

The top detractor to the Fund’s performance during the period was Pacific Basin, a dry-bulk shipping company headquartered in Hong Kong (Asset Productivity source of value; Seafarer’s seven sources of value,4 hereafter referenced using parenthesized italics, are defined in Figure 1). This stock declined following the downward trajectory of ship charter rates (the BDI Index) during the period. Shipping activity slowed as higher-cost energy is leading to a decline in global trade volume.

Semi-annual Report – October 31, 2022	9

Seafarer Overseas Value Fund	Performance Review

October 31, 2022

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Opportunity Set	Source of Value
Balance Sheet	Balance Sheet Liquidity	Cash or highly liquid assets undervalued by the market
	Breakup	Assets whose liquidation value exceeds their market capitalization
	Management Change	Assets that would become substantially more productive under a new owner / operator
	Deleveraging	Shift of cash flow accrual from debt holders to equity holders
	Asset Productivity	Cyclical downturn following a period of asset expansion
	Structural Shift	Shift to a lower growth regime, but still highly cash generative
Income Statement / Cash Flow	Segregated Market	Productive, cash-generative assets trading in an illiquid public market

Source: Seafarer

Another detractor to Fund performance was Innocean Worldwide (Balance Sheet Liquidity), a South Korea-based global advertising company. The stock detracted from the Fund’s performance as the market focused more on the potential for earnings downgrades in the advertising industry generally and the auto sector (an area of specialization for Innocean) in particular.

Two other notable detractors to Fund performance include Melco International (Breakup Value and Asset Productivity), a casino owner and operator in Macao, and PetroVietnam Fertilizer and Chemical, a Vietnamese fertilizer manufacturer (Management Change and Asset Productivity).

Contributing to the positive side of the ledger are two non-cyclical companies. Tabreed (Deleveraging), a supplier of district water cooling services, and Qatar Gas Transport (Deleveraging), an owner and operator of transport vessels for liquefied natural gas, operate businesses based on multiyear revenue contracts that in my view are unaffected by global gross domestic product (GDP) growth expectations.5

The Fund’s Brazilian holdings – such as Itaú Unibanco (Asset Productivity), Brazil’s largest private bank, and Ambev (Structural Shift and Asset Productivity), a Brazil-based brewer in the Americas – also made positive contributions to the Fund, following weakness earlier in 2022. In my interpretation, after initially discounting the impact of tighter monetary conditions in Brazil, the market eventually bid up the share prices of both stocks based on their operational resiliency. Ambev appears to be gaining market share while raising prices. Itaú has been posting what I see as good results in an environment in which GDP is growing in the low single digits, even though the Brazilian central bank’s SELIC Overnight Rate increased from 2.0% in early 2021 to 13.75% as of October 31, 2022.6

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2022

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. The Baltic Dry Index is an index of shipping rates paid for transport of dry bulk materials across sea routes. Index code: BDI. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned -9.59% during the semi-annual period. Adjustments in accordance with accounting principles generally accepted in the U.S. (U.S. GAAP) were applied during the financial statement preparation as of April 30, 2022. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. For the semi-annual period ended October 31, 2022, the total return for the Institutional share class decreased from -9.49% to - 9.56%, and the total return for the Investor share class decreased from -9.52% to -9.59%.

[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $12.83 per share. As of April 30, 2022, adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the Institutional share class net asset value from $12.85 to $12.86 and increased the Investor share class net asset value from $12.82 to $12.83. The Fund’s Investor class finished the period with a value of $11.60 per share.

[3]	www.seafarerfunds.com/commentary/how-the-value-team-finds-gems-in-emerging-markets

[4]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).

[5]	Gross domestic product (GDP) is a macroeconomic measure of the value of a country’s economic output.

[6]	The SELIC Overnight Rate is the Brazilian Central Bank’s overnight rate; the interest rate at which a depository institution lends or borrows funds in the overnight market.

Semi-annual Report – October 31, 2022	11

Seafarer Overseas Value Fund	Performance Review

October 31, 2022

Total Returns

As of October 31, 2022	6 Month	1 Year	3 Year	5 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)[3]	-9.59%	-12.65%	1.41%	1.82%	4.84%	1.15%
Institutional Class (SIVLX) [3]	-9.56%	-12.63%	1.50%	1.92%	4.94%	1.05%
Morningstar Emerging Markets Net Return USD Index[4]	-18.35%	-28.23%	-2.70%	-1.67%	4.09%

Gross expense ratio: 1.45% for Investor Class; 1.35% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.

[2]	Ratios as of Prospectus dated August 31, 2022. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2023.

[3]	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes.

[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2022

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2022. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

Semi-annual Report – October 31, 2022	13

Seafarer Overseas Value Fund	Performance Review

  October 31, 2022

Portfolio Composition by Region	% Net Assets
East & South Asia	52.8%
Emerging Europe	4.9%
Latin America	15.4%
Middle East & Africa	11.0%
Other	5.3%
Cash & Other Assets, Less Liabilities	10.6%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	4.3%
Consumer Discretionary	9.0%
Consumer Staples	24.4%
Energy	6.3%
Financials	14.5%
Industrials	10.8%
Information Technology	3.5%
Materials	7.2%
Real Estate	2.9%
Utilities	6.5%
Cash & Other Assets, Less Liabilities	10.6%
Total	100.0%

Top 10 Holdings	% Net Assets
National Central Cooling Co. PJSC	4.1%
Qatar Gas Transport Co., Ltd.	4.0%
Samsung SDI Co., Ltd.	3.5%
Credicorp, Ltd.	3.4%
Itau Unibanco Holding SA	3.4%
Ambev SA	3.1%
Anheuser-Busch InBev SA	3.1%
Genting Singapore, Ltd.	3.0%
Want Want China Holdings, Ltd.	3.0%
Samsung C&T Corp.	2.9%
Total	33.4%

Total Number of Holdings	36

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

14	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held until October 31, 2022.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-annual Report – October 31, 2022	15

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Expense Ratio(a)	Expenses Paid During Period 05/01/22 - 10/31/22(b)

SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$900.40	1.03%	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	1.03%	$5.24
Institutional Class
Actual	$1,000.00	$900.30	0.93%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	0.93%	$4.74
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$904.10	1.15%	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class
Actual	$1,000.00	$904.40	1.05%	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (91.5%)
Belgium (2.0%)
Anheuser-Busch InBev SA, ADR	USD	700,000	$35,070,000

Total Belgium			35,070,000

Brazil (7.3%)
Ambev SA, ADR	USD	15,500,000	47,120,000
Itau Unibanco Holding SA, ADR	USD	8,500,000	49,470,000
Odontoprev SA	BRL	8,800,000	14,037,750
XP, Inc., Class A(a)	USD	889,000	16,295,370

Total Brazil			126,923,120

China / Hong Kong (16.7%)
Alibaba Group Holding, Ltd.(a)	HKD	6,250,000	48,593,167
China Foods, Ltd.	HKD	90,314,000	23,015,530
China Literature, Ltd.(a)	HKD	9,110,000	24,577,519
DFI Retail Group Holdings, Ltd.	USD	10,000,000	22,419,020
First Pacific Co., Ltd.	HKD	69,000,000	18,271,566
Greatview Aseptic Packaging Co., Ltd.(a)	HKD	12,921,000	1,810,817
Jardine Matheson Holdings, Ltd.	USD	833,715	38,407,585
Pacific Basin Shipping, Ltd.	HKD	95,000,000	22,999,799
Pico Far East Holdings, Ltd.	HKD	53,796,000	7,329,487
Shangri-La Asia, Ltd.(a)	HKD	19,558,000	10,821,787
Want Want China Holdings, Ltd.	HKD	61,000,000	40,069,998
WH Group, Ltd.	HKD	30,064,500	15,182,909
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	18,123,946

Total China / Hong Kong			291,623,130

Czech Republic (1.3%)
Moneta Money Bank AS	CZK	8,062,815	23,518,184

Total Czech Republic			23,518,184

Hungary (4.1%)
Richter Gedeon Nyrt	HUF	3,600,000	71,210,709

Total Hungary			71,210,709

Semi-annual Report – October 31, 2022	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
India (0.1%)
Computer Age Management Services, Ltd.	INR	54,795	$1,689,040

Total India			1,689,040

Japan (5.0%)
Rohm Co., Ltd.	JPY	1,250,000	87,830,772

Total Japan			87,830,772

Mexico (3.3%)
Bolsa Mexicana de Valores SAB de CV	MXN	10,500,000	19,035,987
Coca-Cola Femsa SAB de CV, ADR	USD	600,000	37,674,000

Total Mexico			56,709,987

Peru (1.8%)
Credicorp, Ltd.	USD	213,000	31,174,680

Total Peru			31,174,680

Poland (2.3%)
CD Projekt SA	PLN	1,500,000	39,856,141

Total Poland			39,856,141

Qatar (2.4%)
Qatar Gas Transport Co., Ltd.	QAR	37,613,950	42,347,839

Total Qatar			42,347,839

Singapore (6.0%)
Venture Corp., Ltd.	SGD	6,200,000	69,770,769
Wilmar International, Ltd.	SGD	12,800,000	35,066,276

Total Singapore			104,837,045

South Africa (3.5%)
Sanlam, Ltd.	ZAR	20,850,000	60,776,551

Total South Africa			60,776,551

South Korea (21.7%)
Coway Co., Ltd.	KRW	1,130,000	43,816,785
Hyundai Mobis Co., Ltd.	KRW	575,000	88,193,115
Innocean Worldwide, Inc.	KRW	540,000	15,210,071

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
South Korea (continued)
NAVER Corp.	KRW	240,000	$28,468,398
Orion Corp.	KRW	438,800	31,225,870
Samsung Biologics Co., Ltd.(a)	KRW	136,500	83,884,356
Samsung C&T Corp.	KRW	200,000	16,602,319
Samsung Electronics Co., Ltd.	KRW	525,000	21,850,423
Samsung SDI Co., Ltd.	KRW	93,000	47,980,129
Sindoh Co., Ltd.	KRW	88,723	2,004,797

Total South Korea			379,236,263

Taiwan (2.4%)
Accton Technology Corp.	TWD	5,500,000	41,359,213

Total Taiwan			41,359,213

Thailand (2.9%)
Bangkok Dusit Medical Services PCL, Class F	THB	44,000,000	34,150,550
Siam Cement PCL	THB	2,000,000	17,025,749

Total Thailand			51,176,299

United Arab Emirates (4.9%)
Emaar Properties PJSC	AED	26,276,000	43,375,266
National Central Cooling Co. PJSC	AED	48,197,777	41,768,660

Total United Arab Emirates			85,143,926

United Kingdom (1.8%)
Mondi PLC	GBP	1,868,570	31,351,812

Total United Kingdom			31,351,812

Vietnam (2.0%)
PetroVietnam Gas JSC	VND	8,000,000	35,695,267

Total Vietnam			35,695,267

TOTAL COMMON STOCKS
(Cost $1,839,289,257)			1,597,529,978

Semi-annual Report – October 31, 2022	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
PREFERRED STOCKS (4.1%)
South Korea (4.1%)
Samsung Electronics Co., Ltd.	KRW	1,900,000	$71,006,632

Total South Korea			71,006,632

TOTAL PREFERRED STOCKS
(Cost $70,288,498)			71,006,632

TOTAL INVESTMENTS
(Cost $1,909,577,755) (95.6%)			$1,668,536,610

Cash and Other Assets, Less Liabilities (4.4%)			76,513,077
NET ASSETS (100.0%)			$1,745,049,687

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Industry Composition
Auto Components	5.1%
Banks	6.0%
Beverages	8.2%
Capital Markets	2.0%
Communications Equipment	2.4%
Construction Materials	1.0%
Containers & Packaging	0.1%
Distributors	1.0%
Electronic Equipment, Instruments & Components	6.7%
Entertainment	2.3%
Food & Staples Retailing	1.3%
Food Products	8.0%
Gas Utilities	2.0%
Health Care Providers & Services	2.8%
Hotels, Restaurants & Leisure	0.6%
Household Durables	2.5%
Industrial Conglomerates	3.2%
Insurance	3.5%
Interactive Media & Services	1.6%
Internet & Direct Marketing Retail	2.8%
IT Services	0.1%
Life Sciences Tools & Services	4.8%
Marine	1.3%
Media	2.7%
Oil, Gas & Consumable Fuels	2.4%
Paper & Forest Products	1.8%
Pharmaceuticals	4.1%
Real Estate Management & Development	2.5%
Semiconductors & Semiconductor Equipment	5.0%
Technology Hardware, Storage & Peripherals	5.4%
Water Utilities	2.4%
Cash and Other Assets, Less Liabilities	4.4%
Total	100%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	21

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (89.1%)
Belgium (3.0%)
Anheuser-Busch InBev SA, ADR	USD	32,000	$1,603,200

Total Belgium			1,603,200

Brazil (9.3%)
Ambev SA, ADR	USD	539,000	1,638,560
Itau Unibanco Holding SA, ADR	USD	304,000	1,769,280
XP, Inc., Class A	USD	82,200	1,506,726

Total Brazil			4,914,566

China / Hong Kong (27.9%)
China Foods, Ltd.	HKD	5,103,000	1,300,443
China Yangtze Power Co., Ltd., Class A	CNY	461,990	1,285,678
DFI Retail Group Holdings, Ltd.	USD	619,000	1,387,737
First Pacific Co., Ltd.	HKD	4,690,000	1,241,937
Giordano International, Ltd.	HKD	5,200,000	854,994
Greatview Aseptic Packaging Co., Ltd.	HKD	1,953,000	273,704
Jardine Matheson Holdings, Ltd.	USD	28,160	1,297,275
Melco International Development, Ltd.	HKD	2,304,000	1,204,689
Pacific Basin Shipping, Ltd.	HKD	5,211,000	1,261,600
Pico Far East Holdings, Ltd.	HKD	5,538,000	754,530
Shangri-La Asia, Ltd.	HKD	1,972,000	1,091,142
Want Want China Holdings, Ltd.	HKD	2,367,000	1,554,846
WH Group, Ltd.	HKD	2,335,000	1,179,201

Total China / Hong Kong			14,687,776

Czech Republic (2.1%)
Moneta Money Bank AS	CZK	383,257	1,117,911

Total Czech Republic			1,117,911

Georgia (2.8%)
Georgia Capital PLC	GBP	203,174	1,456,252

Total Georgia			1,456,252

Mexico (2.6%)
Coca-Cola Femsa SAB de CV, ADR	USD	22,000	1,381,380

Total Mexico			1,381,380

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
Peru (3.4%)
Credicorp, Ltd.	USD	12,200	$1,785,592

Total Peru			1,785,592

Qatar (4.0%)
Qatar Gas Transport Co., Ltd.	QAR	1,860,000	2,094,090

Total Qatar			2,094,090

Russia (0.0%)(a)
Global Ports Investments PLC, GDR(b)	USD	100,000	1,000

Total Russia			1,000

Singapore (8.7%)
Genting Singapore, Ltd.	SGD	2,770,000	1,575,223
HRnetgroup, Ltd.	SGD	2,823,000	1,456,422
Wilmar International, Ltd.	SGD	559,000	1,531,410

Total Singapore			4,563,055

South Korea (9.3%)
Innocean Worldwide, Inc.	KRW	53,000	1,492,840
Samsung C&T Corp.	KRW	18,500	1,535,714
Samsung SDI Co., Ltd.	KRW	3,600	1,857,296

Total South Korea			4,885,850

Thailand (1.9%)
Siam Cement PCL	THB	119,000	1,013,032

Total Thailand			1,013,032

United Arab Emirates (7.0%)
Emaar Properties PJSC	AED	924,000	1,525,299
National Central Cooling Co. PJSC	AED	2,481,137	2,150,177

Total United Arab Emirates			3,675,476

United Kingdom (2.3%)
Mondi PLC	GBP	71,384	1,197,717

Total United Kingdom			1,197,717

Semi-annual Report – October 31, 2022	23

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

	Currency	Shares	Value
Vietnam (4.8%)
Petrovietnam Fertilizer & Chemicals JSC	VND	740,000	$1,290,630
PetroVietnam Technical Services Corp.	VND	1,433,080	1,229,789

Total Vietnam			2,520,419

TOTAL COMMON STOCKS
(Cost $51,105,097)			46,897,316

PREFERRED STOCKS (0.3%)
South Korea (0.3%)
Samsung C&T Corp.	KRW	1,800	131,880

Total South Korea			131,880

TOTAL PREFERRED STOCKS
(Cost $184,192)			131,880

TOTAL INVESTMENTS
(Cost $51,289,289) (89.4%)			$47,029,196

Cash and Other Assets, Less Liabilities (10.6%)			5,596,372
NET ASSETS (100.0%)			$52,625,568

Principal Amount is stated in local currency unless otherwise noted.

(a)	Less than 0.05%.

(b)	As a result of the use of significant unobservable inputs to determine fair value, this investment has been classified as a Level 3 security. See also Note 2 to the financial statements for additional information.

Currency Abbreviations

AED	-	United Arab Emirates Dirham
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2022 (Unaudited)

Industry Composition
Banks	8.9%
Beverages	11.3%
Capital Markets	5.6%
Chemicals	2.5%
Communications Equipment	0.0%
Construction Materials	1.9%
Containers & Packaging	0.5%
Electronic Equipment, Instruments & Components	3.5%
Energy Equipment & Services	2.3%
Food & Staples Retailing	2.6%
Food Products	10.5%
Hotels, Restaurants & Leisure	7.4%
Independent Power and Renewable Electricity Producers	2.4%
Industrial Conglomerates	5.6%
Marine	2.4%
Media	4.3%
Oil, Gas & Consumable Fuels	4.0%
Paper & Forest Products	2.3%
Professional Services	2.8%
Real Estate Management & Development	2.9%
Specialty Retail	1.6%
Transportation Infrastructure	0.0%
Water Utilities	4.1%
Cash and Other Assets, Less Liabilities	10.6%
Total	100%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	25

Seafarer Funds	Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$1,668,536,610	$47,029,196
Cash	71,070,706	5,322,115
Foreign currency, at value (Cost $1,004,605 and $63,864)	965,795	63,075
Receivable for investments sold	3,570,408	–
Receivable for shares sold	5,077,638	263,680
Interest and dividends receivable	2,964,393	46,979
Prepaid expenses and other assets	27,692	24,811
Total Assets	1,752,213,242	52,749,856
LIABILITIES:
Payable for investments purchased	3,687,770	–
Administrative fees payable	137,060	16,839
Shareholder service plan fees payable	305,827	6,316
Payable for shares redeemed	1,293,844	610
Investment advisory fees payable	1,088,238	24,270
Payable for chief compliance officer fees	8,118	8,688
Trustee fees and expenses payable	80,020	1,878
Payable for principal financial officer fees	3,146	3,260
Audit and tax fees payable	17,879	16,983
Accrued expenses and other liabilities	541,653	45,444
Total Liabilities	7,163,555	124,288
NET ASSETS	$1,745,049,687	$52,625,568
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$2,028,747,451	$55,908,014
Total distributable earnings	(283,697,764)	(3,282,446)
NET ASSETS	$1,745,049,687	$52,625,568
INVESTMENTS, AT COST	$1,909,577,755	$51,289,289
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.75	$11.60
Net Assets	$164,662,436	$451,846
Shares of beneficial interest outstanding	15,322,808	38,955
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.81	$11.63
Net Assets	$1,580,387,251	$52,173,722
Shares of beneficial interest outstanding	146,153,763	4,484,663

See accompanying Notes to Financial Statements.

26	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Operations

Six Months Ended October 31, 2022 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$31,513,997	$967,848
Foreign taxes withheld	(1,506,977)	(19,478)
Interest and other income	200,616	24,224
Total investment income	30,207,636	972,594
EXPENSES:
Investment advisory fees (Note 6)	6,934,820	170,997
Administrative and transfer agency fees	302,766	37,077
Trustee fees and expenses	58,447	1,214
Registration/filing fees	21,928	5,806
Shareholder service plan fees
Investor Class	141,116	–
Institutional Class	421,952	11,444
Legal fees	12,192	246
Audit and tax fees	14,805	13,635
Reports to shareholders and printing fees	36,890	1,590
Custody fees	800,751	28,859
Chief compliance officer fees	14,908	15,478
Principal financial officer fees	4,531	4,645
Insurance expense	11,829	215
Miscellaneous	16,869	3,639
Total expenses	8,793,804	294,845
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(534)
Institutional Class	–	(50,959)
Total net expenses	8,793,804	243,352
NET INVESTMENT INCOME:	21,413,832	729,242
Net realized loss on investments	(68,900,744)	(24,635)
Net realized loss on foreign currency transactions	(399,477)	(12,201)
Net realized loss	(69,300,221)	(36,836)
Net change in unrealized depreciation on investments	(148,811,005)	(5,571,279)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	42,453	400
Net unrealized depreciation	(148,768,552)	(5,570,879)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(218,068,773)	(5,607,715)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(196,654,941)	$(4,878,473)

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	27

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$21,413,832	$49,624,774
Net realized gain/(loss)	(69,300,221)	23,850,170
Net change in unrealized depreciation	(148,768,552)	(380,674,270)
Net decrease in net assets resulting from operations	(196,654,941)	(307,199,326)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(1,891,337)	(17,787,543)
Institutional Class	(16,813,097)	(144,664,614)
Net decrease in net assets from distributions	(18,704,434)	(162,452,157)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	11,489,180	38,570,989
Institutional Class	384,473,975	540,242,470
Dividends reinvested
Investor Class	1,853,833	17,421,787
Institutional Class	10,366,375	93,502,418
Shares redeemed
Investor Class	(24,594,001)	(35,887,904)
Institutional Class	(300,056,469)	(363,636,757)
Net increase in net assets derived from beneficial interest transactions	83,532,893	290,213,003
Net decrease in net assets	(131,826,482)	(179,438,480)
NET ASSETS:
Beginning of period	1,876,876,169	2,056,314,649
End of period	$1,745,049,687	$1,876,876,169
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,002,985	2,760,044
Distributions reinvested	162,048	1,272,567
Redeemed	(2,216,703)	(2,594,775)
Net increase/(decrease) in shares outstanding	(1,051,670)	1,437,836
Institutional Class
Sold	33,286,456	39,311,074
Distributions reinvested	900,641	6,789,037
Redeemed	(26,444,929)	(26,450,507)
Net increase in shares outstanding	7,742,168	19,649,604

See accompanying Notes to Financial Statements.

28	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$729,242	$1,246,220
Net realized gain/(loss)	(36,836)	611,226
Net change in unrealized depreciation	(5,570,879)	(1,636,901)
Net increase/(decrease) in net assets resulting from operations	(4,878,473)	220,545
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	–	(14,510)
Institutional Class	–	(1,233,386)
Net decrease in net assets from distributions	–	(1,247,896)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	108,075	54,435
Institutional Class	17,440,757	10,922,366
Dividends reinvested
Investor Class	–	14,510
Institutional Class	–	1,219,306
Shares redeemed
Investor Class	(11,709)	(83,501)
Institutional Class	(1,843,429)	(4,435,153)
Net increase in net assets derived from beneficial interest transactions	15,693,694	7,691,963
Net increase in net assets	10,815,221	6,664,612
NET ASSETS:
Beginning of period	41,810,347	35,145,735
End of period	$52,625,568	$41,810,347
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	8,348	4,063
Distributions reinvested	–	1,131
Redeemed	(1,001)	(6,367)
Net increase/(decrease) in shares outstanding	7,347	(1,173)
Institutional Class
Sold	1,412,732	827,773
Distributions reinvested	–	94,813
Redeemed	(148,415)	(335,440)
Net increase in shares outstanding	1,264,317	587,146

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	29

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and decreased the total return from 8.12% to 8.03%.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

30	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$12.06		$15.31	$10.31	$11.56	$13.11	$12.51

0.13		0.33	0.18	0.21	0.36	0.28
(1.32)		(2.42)	5.14	(1.15)	(1.02)	0.72
(1.19)		(2.09)	5.32	(0.94)	(0.66)	1.00

(0.12)		(0.28)	(0.17)	(0.31)	(0.01)	(0.37)
–		(0.88)	(0.15)	–	(0.88)	(0.03)
(0.12)		(1.16)	(0.32)	(0.31)	(0.89)	(0.40)
(1.31)		(3.25)	5.00	(1.25)	(1.55)	0.60
$10.75		$12.06	$15.31	$10.31	$11.56	$13.11
(9.96%)		(14.48%)	52.15%	(8.44%)	(4.36%)	8.03	%(c)

$164,662		$197,523	$228,690	$154,017	$233,072	$894,241

1.03	%(d)	1.00%	1.02%	1.02%	0.99%	0.97%
1.03	%(d)	1.00%	1.02%	1.02%	0.99%	0.97%
2.21	%(d)	2.33%	1.35%	1.88%	3.02%	2.12%
12%		16%	47%	29%	52%	23%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	31

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$12.13		$15.39	$10.36	$11.61	$13.14	$12.54

0.13		0.35	0.20	0.22	0.29	0.28
(1.33)		(2.44)	5.16	(1.16)	(0.93)	0.73
(1.20)		(2.09)	5.36	(0.94)	(0.64)	1.01

(0.12)		(0.29)	(0.18)	(0.31)	(0.01)	(0.38)
–		(0.88)	(0.15)	–	(0.88)	(0.03)
(0.12)		(1.17)	(0.33)	(0.31)	(0.89)	(0.41)
–		–	0.00 (b)	–	–	–
(1.32)		(3.26)	5.03	(1.25)	(1.53)	0.60
$10.81		$12.13	$15.39	$10.36	$11.61	$13.14
(9.97%)		(14.41%)	52.28%	(8.34%)	(4.17%)	8.08%

$1,580,387		$1,679,354	$1,827,624	$1,101,542	$1,304,491	$2,134,051

0.93	%(d)	0.91%	0.92%	0.92%	0.90%	0.87%
0.93	%(d)	0.91%	0.92%	0.92%	0.90%	0.87%
2.29	%(d)	2.46%	1.47%	1.91%	2.45%	2.09%
12%		16%	47%	29%	52%	23%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	33

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$12.83	(a)	$13.16		$9.46	$11.41	$11.95	$11.30

0.20		0.42		0.22	0.29	0.29	0.35
(1.43)		(0.29)		3.64	(1.88)	(0.51)	0.72
(1.23)		0.13		3.86	(1.59)	(0.22)	1.07

–		(0.42)		(0.16)	(0.31)	(0.29)	(0.42)
–		(0.04)		–	(0.05)	(0.03)	–
–		(0.46)		(0.16)	(0.36)	(0.32)	(0.42)
(1.23)		(0.33)		3.70	(1.95)	(0.54)	0.65
$11.60		$12.83	(a)	$13.16	$9.46	$11.41	$11.95

(9.59	%)(a)	0.94	%(a)	40.96%	(14.54%)	(1.50%)	9.55%

$452		$405		$431	$278	$327	$311

1.38	%(d)	1.48%		1.49%	1.44%	1.45%	1.80%
1.15	%(d)	1.15%		1.15%	1.15%	1.15%	1.15%
3.16	%(d)	3.15%		1.99%	2.61%	2.59%	2.91%
1%		14%		24%	25%	3%	3%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	35

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(f)

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the total return from 9.64% to 9.74%.

(e)	Annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

36	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$12.86	(a)	$13.18		$9.48	$11.43	$11.96	$11.28

0.20		0.46		0.25	0.30	0.30	0.35
(1.43)		(0.32)		3.62	(1.88)	(0.50)	0.74
(1.23)		0.14		3.87	(1.58)	(0.20)	1.09

–		(0.42)		(0.17)	(0.32)	(0.30)	(0.41)
–		(0.04)		–	(0.05)	(0.03)	–
–		(0.46)		(0.17)	(0.37)	(0.33)	(0.41)
(1.23)		(0.32)		3.70	(1.95)	(0.53)	0.68
$11.63		$12.86	(a)	$13.18	$9.48	$11.43	$11.96

(9.56	%)(a)	1.08	%(a)	40.98%	(14.47%)	(1.34%)	9.74	%(d)

$52,174		$41,405		$34,714	$29,557	$28,849	$25,291

1.27	%(e)	1.37%		1.51%	1.42%	1.48%	1.76%
1.05	%(e)	1.05%		1.05%	1.05%	1.05%	1.05%
3.15	%(e)	3.43%		2.19%	2.63%	2.65%	2.90%
1%		14%		24%	25%	3%	3%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2022	37

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”) . Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

38	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-annual Report – October 31, 2022	39

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

The following is a summary of the inputs used to value each Fund as of October 31, 2022:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Belgium	$35,070,000	$–	$–	$35,070,000
Brazil	126,923,120	–	–	126,923,120
China / Hong Kong	–	291,623,130	–	291,623,130
Czech Republic	–	23,518,184	–	23,518,184
Hungary	–	71,210,709	–	71,210,709
India	–	1,689,040	–	1,689,040
Japan	–	87,830,772	–	87,830,772
Mexico	56,709,987	–	–	56,709,987
Peru	31,174,680	–	–	31,174,680
Poland	–	39,856,141	–	39,856,141
Qatar	–	42,347,839	–	42,347,839
Singapore	–	104,837,045	–	104,837,045
South Africa	–	60,776,551	–	60,776,551
South Korea	–	379,236,263	–	379,236,263
Taiwan	–	41,359,213	–	41,359,213
Thailand	17,025,749	34,150,550	–	51,176,299
United Arab Emirates	–	85,143,926	–	85,143,926
United Kingdom	–	31,351,812	–	31,351,812
Vietnam	–	35,695,267	–	35,695,267
Preferred Stocks	–	71,006,632	–	71,006,632
Total	$266,903,536	$1,401,633,074	$–	$1,668,536,610

40	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Belgium	$1,603,200	$–	$–	$1,603,200
Brazil	4,914,566	–	–	4,914,566
China / Hong Kong	–	14,687,776	–	14,687,776
Czech Republic	–	1,117,911	–	1,117,911
Georgia	1,456,252	–	–	1,456,252
Mexico	1,381,380	–	–	1,381,380
Peru	1,785,592	–	–	1,785,592
Qatar	–	2,094,090	–	2,094,090
Russia	–	–	1,000	1,000
Singapore	–	4,563,055	–	4,563,055
South Korea	–	4,885,850	–	4,885,850
Thailand	1,013,032	–	–	1,013,032
United Arab Emirates	–	3,675,476	–	3,675,476
United Kingdom	–	1,197,717	–	1,197,717
Vietnam	–	2,520,419	–	2,520,419
Preferred Stocks	–	131,880	–	131,880
Total	$12,154,022	$34,874,174	$1,000	$47,029,196

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of April 30, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of October 31, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2022
Common Stocks	$1,000	$–	$–	$–	$–	$–	$–	$–	$–	$1,000	$–
Total	$1,000	$–	$–	$–	$–	$–	$–	$–	$–	$1,000	$–

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Semi-annual Report – October 31, 2022	41

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of October 31, 2022, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$66,672,627
Seafarer Overseas Value Fund	3,354,452

As of October 31, 2022, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close dates. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

42	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently Covid-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and thereby could adversely affect the performance of the Funds’ investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the performance of the Funds’ investments.

Semi-annual Report – October 31, 2022	43

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

3. Tax Basis Information

Tax Basis of Investments

As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$1,916,342,499	$148,589,644	$(396,395,533)	$(247,805,889)
Seafarer Overseas Value Fund
	51,300,002	6,242,517	(10,513,323)	(4,270,806)

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$39,950,471	$122,501,686
Seafarer Overseas Value Fund	1,145,464	102,432

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2022.

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the six months ended October 31, 2022 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$264,271,501	$213,436,093
Seafarer Overseas Value Fund	15,350,923	230,733

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2023, except with the approval of the Funds’ Board. During the six months ended October 31, 2022, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of October 31, 2022, the Adviser had recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the six months ended October 31, 2022, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$534	$–
Institutional Class	50,959	–

As of October 31, 2022 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2022	Expires 2023	Expires 2024	Expires 2025	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$199	$1,406	$1,151	$1,028	$3,784
Institutional Class	23,165	147,995	112,881	44,722	328,763

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

Semi-annual Report – October 31, 2022	45

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2022 (Unaudited)

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-annual Report – October 31, 2022	47

Seafarer Funds	Additional Information

October 31, 2022 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-annual Report – October 31, 2022	49

Seafarer Funds	Privacy Policy

October 31, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

50	(855) 732-9220 seafarerfunds.com

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VULCAN
VALUE
PARTNERS

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND

OCTOBER 31, 2022

SEMI-ANNUAL REPORT

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	4
Vulcan Value Partners Small Cap Fund	8
Disclosure of Fund Expenses
Vulcan Value Partners Fund	6
Vulcan Value Partners Small Cap Fund	10
Statements of Investments
Vulcan Value Partners Fund	12
Vulcan Value Partners Small Cap Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	20
Statements of Changes in Net Assets
Vulcan Value Partners Fund	21
Vulcan Value Partners Small Cap Fund	22
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	31
Additional Information	41
Privacy Policy	42

Shareholder Letter

October 31, 2022 (Unaudited)

PORTFOLIO REVIEW

General

For the six months ended October 31, 2022, Vulcan Value Partners Fund returned -15.43% and the Vulcan Value Partners Small Cap Fund returned -20.39%. As you know, we place no weight on short-term results, good or bad. In fact, we have and will continue to make decisions that could negatively impact short-term performance when we think we can mitigate risk and improve our long-term returns.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There was one material contributor, CoStar Group Inc., and eight material detractors during the six month period ending October 31, 2022. Material detractors include Microsoft Corp., Applied Materials Inc., Qorvo Inc., Skyworks Solutions Inc., Carlyle Group Inc., Meta Platforms Inc., Splunk Inc., and Upstart Holdings Inc.

We purchased Ares Management Corp. during the period. The company is a global, diversified alternative asset manager with a focus on credit and debt funds. Among alternative asset managers, Ares has the leading market share in credit products. These credit products generate fee-related revenue, which we believe translates to stable earnings power. Ares is benefiting from increasing investor demand for private credit assets. According to industry data, the gap between current and target allocations for institutions is wider for private credit than for private equity, implying that private credit has substantial opportunity for growth. Ares has generated strong historical returns in private credit and demand for private credit funding has increased. Demand for private credit has resulted in market share gains for private credit against the banks and public markets, and we believe that trend will continue. We think that scale and relationships are Ares’ most important competitive advantages and, to the extent these advantages lead to strong returns, this should lead to continued growth in assets under management. The alternative asset management space is very competitive, but we believe that Ares is well positioned.

Additionally, we purchased Elevance Health Inc., formerly known as Anthem. The Fund owned Anthem for many years, up until late last year, and we are pleased to own it again. The healthcare industry is complex, but we believe Elevance is well positioned to weather those challenges. Elevance is the largest healthcare insurance company in the United States by medical membership, covering 47 million lives – two thirds of which are covered under commercial and specialty arrangements, and the other third is covered under government programs such as Medicare and Medicaid. The managed care industry is large, with healthcare spending of $4 trillion annually, and we believe that scale combined with the company’s expertise are important for success in this industry. We think that Elevance is one of a few large players who bring those strengths to bear. Exiting the period, we estimate that Elevance will generate operating revenue north of $150 billion this year. Their size and scale allow for significant investments in technology and benefit design. We feel that Elevance has good momentum, and we estimate that the company should be able to grow its free-cash-flow per share at healthy rates despite the economic challenges.

We sold AppLovin Corp. during the period. AppLovin was a disappointing investment for us. The company owns a portfolio of over 300 mobile games and operates an advertising platform for third party gaming apps.

Semi-Annual Report | October 31, 2022	1

Shareholder Letter

October 31, 2022 (Unaudited)

Our investment case hinged on the company’s advertising platform data from the owned games business which we believed was its key competitive advantage. Through our recent research, as of the date of this report, we believe management is possibly planning to restructure or sell all or some of the owned games business. In addition, while we thought AppLovin’s second quarter results were good, with revenue up 16%, the company lowered guidance on its long-term organic growth opportunity. To achieve its long-term plans, the company is relying on new initiatives which we would categorize as early stage. As our understanding of a company’s competitive advantage changes, we reevaluate the business to determine how this affects our investment thesis. For AppLovin, we determined that the company’s competitive advantage was not as strong as we once thought, and we followed our discipline by selling AppLovin and redeploying capital into companies that we believe have more stable values and attractive margins of safety.1

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. There was one material contributor, Medpace Holdings Inc., and ten materials detractors during the six month period ending October 31, 2022. The material detractors were Victoria Plc, MillerKnoll Inc., Premium Brands Holdings Corp., Ibstock Plc, Park Hotels & Resorts Inc., PROG Holdings Inc., SmartRent Inc., Sdiptech AB, Upstart Holdings Inc., and Cushman & Wakefield Plc.

Medpace Holdings Inc. was a material contributor for the period. Medpace is a top ten global clinical contract research organization (CRO) providing outsourced drug development services. Medpace provides a full-service model attractive to small- and mid-sized biotechnology firms who lack the infrastructure needed to navigate the development process. This customer base is typically less price sensitive and relies on Medpace to perform end-to-end contract services for drug development.

We purchased Timken Co. during the period. Timken Co. is a manufacturer of engineered bearings used in rotating motion equipment and related power transmission products. Its products are mission critical, have a high cost of failure, and only a relatively small cost to the customer. The company was spun out of Timken Steel in 2014, and since that time, the business has improved generating higher growth, higher margins, better positioning within end markets, and improved free cash flow. We think Timken’s scale along with its engineering abilities and technical expertise create high barriers to entry for competitors. Timken’s leadership team has significant ownership of the company, solid management incentives aligned with shareholder interests, and in our opinion are intelligent capital allocators. The Fund owned Timken in the past, and we are pleased to have the opportunity to own the company again.

MillerKnoll Inc. was a material detractor during the period. MillerKnoll is facing what we estimate to be short-term challenges that have negatively impacted its stock price. The company grew revenue 12% organically in the quarter. It has approximately a $900 million order backlog, and over the last two years, MillerKnoll has implemented favorable pricing within that backlog. As they continue to work through the backlog and ship to customers, we are starting to see the benefits of the price increases as they accrue to the gross margin line. Unfortunately, the full benefit of net price realization has been tempered by continued commodity and transportation inflation. While MillerKnoll is profitable as of October 31, 2022, during the period those profits did not translate into positive cash flow given the company’s investment in working capital. As we go into a tougher economic environment, we feel good about the company's future as we believe it to be a well-managed business with well-known brands trading at a discount to our estimate of value.

2	www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2022 (Unaudited)

Closing

We know it is difficult to live through challenging periods like we are experiencing now. As long-term investors, we feel good about our margin of safety and our prospective returns. We believe our investment philosophy works well over the long term. Everyone at Vulcan Value Partners is 100% committed to our philosophy. We are also committed to learning from our mistakes and better executing our process. We have a knowledgeable and dedicated investment team surrounded by an equally capable and dedicated organization. Our Vulcan values permeate our firm. Those values have served us well over many years and in many market environments, and we plan to continue to live into these values daily. Despite the current challenging times, we are optimistic about the future of our investments and the future of our firm.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

[1]	Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

The price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value.

Fair, or intrinsic, value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

Semi-Annual Report | October 31, 2022	3

Fund Overview

October 31, 2022 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 10/31/22)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Fund - Investor Class(3)	-15.43%	-40.85%	-2.45%	2.86%	7.80%	8.64%	1.08%	1.08%
Vulcan Value Partners Fund - Institutional Class	-15.36%	-40.71%	-2.22%	–	–	0.30%	1.12%	0.85%
S&P 500® Total Return Index(4)	-5.50%	-14.61%	10.22%	10.44%	12.79%	12.29%
Russell 1000® Value Index(5)	-3.19%	-7.00%	7.31%	7.21%	10.30%	10.31%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2023 without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	www.vulcanvaluepartners.com

Fund Overview

October 31, 2022 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

TransDigm Group, Inc.	6.24%
Microsoft Corp.	6.10%
Amazon.com, Inc.	5.59%
Carlyle Group, Inc.	4.94%
General Electric Co.	4.92%
KKR & Co., Inc.	4.86%
Applied Materials, Inc.	4.77%
Salesforce, Inc.	4.73%
Qorvo, Inc.	4.69%
Alphabet, Inc.	4.57%
Top Ten Holdings	51.41%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	5

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held until October 31, 2022.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

Vulcan Value Partners Fund

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expense Ratio(a)	Expenses Paid During period 5/1/22 - 10/31/22(b)
VULCAN VALUE PARTNERS FUND
Investor Class
Actual	$1,000.00	$845.70	1.09%	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	1.09%	$5.55
Institutional Class
Actual	$1,000.00	$846.40	0.85%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2022	7

Fund Overview

October 31, 2022 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 10/31/22)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	-20.39%	-48.70%	-5.24%	-1.90%	5.25%	7.67%	1.25%	1.25%
Vulcan Value Partners Small Cap Fund – Institutional Class	-20.25%	-48.55%	-4.98%	–	–	-3.88%	1.27%	1.00%
Russell 2000® Value Index(4)	-1.35%	-10.73%	8.08%	5.31%	9.37%	9.51%
Russell 2000® Index(5)	-0.20%	-18.54%	7.05%	5.56%	9.93%	10.15%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2023 without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

8	www.vulcanvaluepartners.com

Fund Overview

October 31, 2022 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a% of Net Assets)*

Ituran Location and Control, Ltd.	7.39%
Cushman & Wakefield PLC	6.65%
Littelfuse, Inc.	6.38%
Ibstock PLC	5.19%
Medpace Holdings, Inc.	4.98%
SmartRent, Inc.	4.97%
Virtus Investment Partners, Inc.	4.88%
ISS A/S	4.49%
EnerSys	4.48%
ABM Industries, Inc.	4.42%
Top Ten Holdings	53.83%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2022	9

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held until October 31, 2022.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expense Ratio(a)	Expenses Paid During period 5/1/22 - 10/31/22(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$797.50	1.25%	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	5.00%	$6.36
Institutional Class
Actual	$1,000.00	$796.10	1.00%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	5.00%	$5.09

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2022	11

Statement of Investments	Vulcan Value Partners Fund

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (94.88%)
Communications (12.01%)
Internet (10.15%)
Alphabet, Inc., Class C(a)	458,866	$43,436,256
Amazon.com, Inc.(a)	518,866	53,152,633
		96,588,889

Telecommunications (1.86%)
Nice, Ltd.	92,953	17,650,845

TOTAL COMMUNICATIONS		114,239,734

Consumer, Non-cyclical (9.59%)
Commercial Services (4.34%)
CoStar Group, Inc.(a)	498,914	41,270,166

Healthcare-Products (1.86%)
Abbott Laboratories	178,989	17,709,172

Healthcare-Services (3.39%)
Elevance Health, Inc.	58,899	32,204,206

TOTAL CONSUMER, NON-CYCLICAL		91,183,544

Financial (28.42%)
Diversified Financial Services (8.62%)
Mastercard, Inc., Class A	124,282	40,786,867
Visa, Inc., Class A	199,132	41,252,185
		82,039,052

Private Equity (12.90%)
Ares Management Corp., Class A	388,823	29,484,448
Carlyle Group, Inc.	1,662,278	47,009,222
KKR & Co., Inc., Class A	949,789	46,188,239
		122,681,909

Real Estate (6.90%)
CBRE Group, Inc., Class A(a)	396,080	28,097,915
Jones Lang LaSalle, Inc.(a)	235,998	37,544,922
		65,642,837

TOTAL FINANCIAL		270,363,798

Industrial (16.51%)
Aerospace/Defense (9.61%)
HEICO Corp., Class A	251,839	32,059,105

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

October 31, 2022 (Unaudited)

		Shares	Value (Note 2)
Industrial (continued)
Aerospace/Defense (continued)
TransDigm Group, Inc.(a)		103,077	$59,347,613
			91,406,718

Electric Equipment Manufacturing (4.92%)
General Electric Co.		601,162	46,776,415

Packaging&Containers (1.98%)
Ball Corp.		380,847	18,810,034

TOTAL INDUSTRIAL			156,993,167

Technology (28.35%)
Semiconductors (17.52%)
Applied Materials, Inc.		513,391	45,327,291
Lam Research Corp.		93,220	37,733,592
Qorvo, Inc.(a)		518,711	44,650,643
Skyworks Solutions, Inc.		452,693	38,936,125
			166,647,651

Software (10.83%)
Microsoft Corp.		250,165	58,070,801
Salesforce, Inc.(a)		276,749	44,996,620
			103,067,421

TOTAL TECHNOLOGY			269,715,072

TOTAL COMMON STOCKS
(Cost $837,334,771)			902,495,315

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.07%)
Money Market Fund (4.07%)
Invesco Government & Agency Portfolio, Institutional Class	3.056%	38,748,025	38,748,025

TOTAL SHORT TERM INVESTMENTS
(Cost $38,748,025)			38,748,025

TOTAL INVESTMENTS (98.95%)
(Cost $876,082,796)			$941,243,340

Other Assets In Excess Of Liabilities (1.05%)			10,011,109

NET ASSETS (100.00%)			$951,254,449

Semi-Annual Report | October 31, 2022	13

Statement of Investments	Vulcan Value Partners Fund

October 31, 2022 (Unaudited)

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.48%)
Consumer, Cyclical (6.25%)
Home Furnishings (6.25%)
MillerKnoll, Inc.	1,053,934	$22,322,322
Sleep Number Corp.(a)	449,091	12,457,784
		34,780,106

TOTAL CONSUMER, CYCLICAL		34,780,106

Consumer, Non-cyclical (30.22%)
Commercial Services (21.19%)
ABM Industries, Inc.	552,221	24,579,357
Colliers International Group, Inc.	248,652	23,358,369
ISS A/S(a)	1,360,037	24,964,909
PROG Holdings, Inc.(a)	652,710	10,782,769
Savills PLC	1,303,182	12,337,031
Sdiptech AB, Class B(a)	1,129,704	21,793,550
		117,815,985

Food (4.05%)
Premium Brands Holdings Corp.	381,189	22,487,731

Healthcare-Services (4.98%)
Medpace Holdings, Inc.(a)	124,811	27,705,546

TOTAL CONSUMER, NON-CYCLICAL		168,009,262

Financial (15.88%)
Diversified Financial Services (4.88%)
Virtus Investment Partners, Inc.	158,074	27,108,110

Real Estate (6.65%)
Cushman & Wakefield PLC(a)	3,201,001	36,971,562

REITS (4.35%)
Park Hotels & Resorts, Inc.	1,849,463	24,190,976

TOTAL FINANCIAL		88,270,648

Industrial (41.79%)
Building Materials (17.68%)
Forterra PLC	8,259,461	20,696,249
Ibstock PLC	16,178,619	28,850,965
SmartRent, Inc.(a)	10,043,291	27,619,050
Victoria PLC(a)	3,650,265	21,098,104
		98,264,368

Semi-Annual Report | October 31, 2022	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2022 (Unaudited)

		Shares	Value (Note 2)
Industrial (continued)
Electrical Components & Equipment (10.86%)
EnerSys		375,970	$24,923,051
Littelfuse, Inc.		161,037	35,468,399
			60,391,450

Electronics (7.39%)
Ituran Location and Control, Ltd.		1,714,262	41,108,003

Manufactured Goods (2.93%)
Timken Co.		228,583	16,295,682

Transportation (2.93%)
Forward Air Corp.		153,648	16,266,714

TOTAL INDUSTRIAL			232,326,217

Technology (2.34%)
Software (2.34%)
Cerence, Inc.(a)		756,924	13,019,093

TOTAL TECHNOLOGY			13,019,093

TOTAL COMMON STOCKS
(Cost $682,435,187)			536,405,326

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.87%)
Money Market Fund (1.87%)
Invesco Government & Agency Portfolio, Institutional Class	3.056%	10,389,244	10,389,244

TOTAL SHORT TERM INVESTMENTS
(Cost $10,389,244)			10,389,244

TOTAL INVESTMENTS (98.35%)
(Cost $692,824,431)			$546,794,570

Other Assets In Excess Of Liabilities (1.65%)			9,153,789

NET ASSETS (100.00%)			$555,948,359

(a)	Non-Income Producing Security.

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2022 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	17

Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$941,243,340	$546,794,570
Receivable for investments sold	11,469,598	10,654,285
Receivable for shares sold	29,489	113,524
Dividends receivable	265,938	415,531
Other assets	178,779	37,378
Total assets	953,187,144	558,015,288

LIABILITIES:
Payable for shares redeemed	1,116,251	1,416,183
Payable to adviser	618,864	423,168
Payable for administration fees	30,649	21,985
Payable for transfer agency fees	91,221	89,747
Payable for delegated transfer agent equivalent services fees	26,751	18,501
Payable for professional fees	20,164	16,166
Payable for trustee fees and expenses	28,274	14,247
Payable for principal financial officer fees	521	248
Accrued expenses and other liabilities	–	66,684
Total liabilities	1,932,695	2,066,929
NET ASSETS	$951,254,449	$555,948,359

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,158,824,920	$940,836,210
Total distributable earnings	(207,570,471)	(384,887,851)
NET ASSETS	$951,254,449	$555,948,359

INVESTMENTS, AT COST	$876,082,796	$692,824,431

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$17.54	$11.52
Net Assets	$266,627,430	$127,268,354
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	15,198,597	11,048,104
Institutional Class:
Net Asset Value, offering and redemption price per share	17.64	11.62
Net Assets	684,627,019	428,680,004
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	38,801,668	36,906,465

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	19

Statements of Operations

For the Six Months Ended October 31, 2022 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$6,344,631	$5,343,437
Foreign taxes withheld	(86,899)	(229,673)
Total investment income	6,257,732	5,113,764

EXPENSES:
Investment advisory fees (Note 6)	5,732,968	4,473,830
Administrative fees	180,549	124,897
Transfer agency fees	41,399	47,138
Delegated transfer agent equivalent services fees
Investor Class	19,969	14,318
Institutional Class	324,580	227,830
Professional fees	19,741	16,641
Custodian fees	84,197	86,964
Principal financial officer fees	4,718	3,169
Trustee fees and expenses	50,044	31,440
ReFlow Fees (Note 2)	–	–
Other	63,614	61,565
Total expenses before waiver	6,521,779	5,087,792
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(13,322)
Institutional Class	(1,257,844)	(957,675)
Total net expenses	5,263,935	4,116,795
NET INVESTMENT INCOME	993,797	996,969

Net realized loss on investments(a)	(319,105,302)	(265,034,504)
Net realized loss on foreign currency transactions	(30,578)	(286,215)
Net realized loss	(319,135,880)	(265,320,719)
Net change in unrealized appreciation of investments	117,160,071	76,052,996
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	13,998	100,837
Net change in unrealized appreciation	117,174,069	76,153,833
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(201,961,811)	(189,166,886)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(200,968,014)	$(188,169,917)

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS:
Net investment income/(loss)	$993,797	$(7,519,001)
Net realized gain/(loss)	(319,135,880)	254,059,242
Net change in unrealized appreciation/(depreciation)	117,174,069	(659,097,040)
Net decrease in net assets resulting from operations	(200,968,014)	(412,556,799)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	–	(65,496,496)
Institutional Class	–	(133,007,059)
Net decrease in net assets from distributions	–	(198,503,555)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	6,452,085	89,289,313
Issued to shareholders in reinvestment of distributions	–	55,317,235
Cost of shares redeemed, net of redemption fees	(115,444,068)	(134,816,619)
Institutional Class
Proceeds from sales of shares	76,423,186	381,028,754
Issued to shareholders in reinvestment of distributions	–	124,895,847
Cost of shares redeemed, net of redemption fees	(219,035,980)	(272,791,356)
Net increase/(decrease) from share transactions	(251,604,777)	242,923,174

Net decrease in net assets	(452,572,791)	(368,137,180)

NET ASSETS:
Beginning of year	1,403,827,240	1,771,964,420
End of period	$951,254,449	$1,403,827,240

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	21

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
OPERATIONS:
Net investment income/(loss)	$996,969	$(3,072,030)
Net realized gain/(loss)	(265,320,719)	264,992,091
Net change in unrealized appreciation/(depreciation)	76,153,833	(518,698,542)
Net decrease in net assets resulting from operations	(188,169,917)	(256,778,481)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	–	(63,198,831)
Institutional Class	–	(183,523,538)
Net decrease in net assets from distributions	–	(246,722,369)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	8,903,818	28,148,318
Issued to shareholders in reinvestment of distributions	–	55,885,124
Cost of shares redeemed, net of redemption fees	(56,410,066)	(51,333,248)
Institutional Class
Proceeds from sales of shares	108,029,508	524,072,122
Issued to shareholders in reinvestment of distributions	–	125,805,942
Cost of shares redeemed, net of redemption fees	(259,713,204)	(257,048,753)
Net increase/(decrease) from share transactions	(199,189,944)	425,529,505

Net decrease in net assets	(387,359,861)	(77,971,345)

NET ASSETS:
Beginning of year	943,308,220	1,021,279,565
End of period	$555,948,359	$943,308,220

See Accompanying Notes to Financial Statements.

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Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2022 (Unaudited)		For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
$20.74		$29.87	$19.50	$21.05	$21.39	$19.30

0.00	(b)	(0.16)	(0.14)	0.03	0.08	0.09
(3.20)		(5.75)	11.42	(0.53)	1.13	2.35
(3.20)		(5.91)	11.28	(0.50)	1.21	2.44

–		–	0.00 (b)	0.00 (b)	(0.13)	(0.12)
–		(3.22)	(0.91)	(1.05)	(1.42)	(0.23)
–		(3.22)	(0.91)	(1.05)	(1.55)	(0.35)

–		–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(3.20)		(9.13)	10.37	(1.55)	(0.34)	2.09
$17.54		$20.74	$29.87	$19.50	$21.05	$21.39

(15.43	%)(c)	(22.93%)	58.62%	(3.15%)	6.80%	12.72%

$266,627		$437,470	$624,789	$500,309	$1,284,556	$1,314,519

1.09	%(d)	1.06%	1.08%	1.09%	1.08%	1.08%
1.09	%(d)	1.06%	1.08%	1.09%	1.08%	1.08%

0.00	%(d)	(0.54%)	(0.57%)	0.12%	0.38%	0.46%

26	%(c)	49%	67%	80%	73%	50%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$20.84		$29.93	$19.52	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.02		(0.10)	(0.09)	0.09
Net realized and unrealized gain/(loss) on investments	(3.22)		(5.77)	11.46	(0.51)
Total from investment operations	(3.20)		(5.87)	11.37	(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		–	(0.05)	(0.03)
From net realized gains on investments	–		(3.22)	(0.91)	(1.05)
Total distributions	–		(3.22)	(0.96)	(1.08)

Redemption fees added to paid-in capital	–		–	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	(3.20)		(9.09)	10.41	(1.50)
NET ASSET VALUE, END OF PERIOD	$17.64		$20.84	$29.93	$19.52

Total return	(15.36	%)(c)	(22.74%)	59.02%	(2.83	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$684,627		$966,357	$1,147,175	$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.16	%(d)	1.11%	1.12%	1.14	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85	%(d)	0.85%	0.85%	0.85	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.24	%(d)	(0.34%)	(0.36%)	0.40	%(d)

Portfolio turnover rate	26	%(c)	49%	67%	80	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2022 (Unaudited)		For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
$14.47		$22.62	$12.01	$17.31	$19.52	$20.16

0.01		(0.10)	(0.10)	0.12	0.10	0.02
(2.96)		(3.22)	10.73	(4.57)	0.38	0.59
(2.95)		(3.32)	10.63	(4.45)	0.48	0.61

–		–	(0.02)	(0.08)	(0.12)	(0.03)
–		(4.83)	–	(0.77)	(2.57)	(1.22)
–		(4.83)	(0.02)	(0.85)	(2.69)	(1.25)

–		–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(2.95)		(8.15)	10.61	(5.30)	(2.21)	(0.64)
$11.52		$14.47	$22.62	$12.01	$17.31	$19.52

(20.39	%)(c)	(21.58%)	88.51%	(27.28%)	4.76%	3.08%

$127,268		$221,910	$310,600	$153,249	$543,174	$1,196,558

1.26	%(d)	1.25%	1.25%	1.26%	1.27%	1.24%
1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.24%

0.08	%(d)	(0.47%)	(0.65%)	0.75%	0.54%	0.08%

12	%(c)	69%	75%	102%	68%	68%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2022	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Six Months Ended October 31, 2022 (Unaudited)		For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$14.57		$22.70	$12.03	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.02		(0.04)	(0.06)	0.12
Net realized and unrealized gain/(loss) on investments	(2.97)		(3.26)	10.77	(4.41)
Total from investment operations	(2.95)		(3.30)	10.71	(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		–	(0.04)	(0.09)
From net realized gains on investments	–		(4.83)	–	(0.77)
Total distributions	–		(4.83)	(0.04)	(0.86)

Redemption fees added to paid-in capital	–		–	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	(2.95)		(8.13)	10.67	(5.15)
NET ASSET VALUE, END OF PERIOD	$11.62		$14.57	$22.70	$12.03

Total return	(20.25	%)(b)	(21.40%)	89.07%	(26.56	%)(b)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$428,680		$721,399	$710,679	$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.33	%(c)	1.27%	1.29%	1.32	%(c)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00	%(c)	1.00%	1.00%	1.00	%(c)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.31	%(c)	(0.19%)	(0.39%)	0.76	%(c)

Portfolio turnover rate	12	%(b)	69%	75%	102	%(b)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Not Annualized.

(c)	Annualized.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Semi-Annual Report | October 31, 2022	31

Notes to Financial Statements

October 31, 2022 (Unaudited)

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of October 31, 2022:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$902,495,315	$–	$–	$902,495,315
Short Term Investments	38,748,025	–	–	38,748,025
TOTAL	$941,243,340	$–	$–	$941,243,340

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$536,405,326	$–	$–	$536,405,326
Short Term Investments	10,389,244	–	–	10,389,244
TOTAL	$546,794,570	$–	$–	$546,794,570

(a)	For detailed descriptions, see the accompanying Statements of Investments.

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Notes to Financial Statements

October 31, 2022 (Unaudited)

For the six months ended October 31, 2022, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the six months ended October 31, 2022, only the Vulcan Value Partners Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from

Semi-Annual Report | October 31, 2022	33

Notes to Financial Statements

October 31, 2022 (Unaudited)

REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the six months ended October 31, 2022, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $0. For financial reporting purposes, the Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of $0. During the six months ended October 31, 2022, the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $0. For financial reporting purposes, the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $0. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during six months ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for

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Notes to Financial Statements

October 31, 2022 (Unaudited)

federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$150,968,245	$48,938,919
Gross depreciation
(excess of tax cost over value)	(87,043,263)	(218,506,346)
Net unrealized appreciation	$63,924,982	$(169,567,427)
Cost of investments for income tax purposes	$877,318,358	$716,361,997

Semi-Annual Report | October 31, 2022	35

Notes to Financial Statements

October 31, 2022 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain
2022
Vulcan Value Partners Fund	$62,751,029	$135,752,526
Vulcan Value Partners Small Cap Fund	205,802,260	40,920,109

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2022.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the six months ended October 31, 2022 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Vulcan Value Partners Fund	$86,678,619	$287,373,573	$(265,034,476)
Vulcan Value Partners Small Cap Fund	291,009,224	577,238,614	(319,105,301)

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

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Notes to Financial Statements

October 31, 2022 (Unaudited)

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
Shares Sold
Investor Class	342,217	3,027,298
Institutional Class	4,087,209	13,549,095
Shares Issued in Reinvestment of Dividends
Investor Class	–	1,889,895
Institutional Class	–	4,252,497
Less Shares Redeemed
Investor Class	(6,234,046)	(4,743,347)
Institutional Class	(11,662,542)	(9,750,118)
Net Increase/(Decrease)	(13,467,162)	8,225,320

Vulcan Value Partners Small Cap Fund

	For the Six Months Ended October 31, 2022 (Unaudited)	For the Year Ended April 30, 2022
Shares Sold
Investor Class	683,176	1,308,205
Institutional Class	8,233,884	24,765,908
Shares Issued in Reinvestment of Dividends
Investor Class	–	2,615,120
Institutional Class	–	5,851,439
Less Shares Redeemed
Investor Class	(4,968,657)	(2,321,686)
Institutional Class	(20,827,107)	(12,431,204)
Net Increase/(Decrease)	(16,878,704)	19,787,782

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage

Semi-Annual Report | October 31, 2022	37

Notes to Financial Statements

October 31, 2022 (Unaudited)

expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 0.85% and 1.00% of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

The Adviser agrees that the foregoing fee waiver and reimbursement agreement for each Fund are effective as of September 1, 2021 and shall continue through August 31, 2022.

The Adviser will be permitted to recapture expenses it has borne through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred.

For the six months ended October 31, 2022, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(1,257,844)	–
Vulcan Value Partners Small Cap Fund
Investor	(13,322)	–
Institutional	(957,675)	–

As of October 31, 2022, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–
Institutional	2,373,402	3,139,514	1,257,844	7,939,476
Vulcan Value Partners Small Cap Fund
Investor	9,343	–	13,322	35,546
Institutional	1,148,576	2,306,194	957,675	4,871,393

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Notes to Financial Statements

October 31, 2022 (Unaudited)

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2022 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

Semi-Annual Report | October 31, 2022	39

Notes to Financial Statements

October 31, 2022 (Unaudited)

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Additional Information

October 31, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2022	41

Privacy Policy

October 31, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

42	www.vulcanvaluepartners.com

Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2022	43

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 9, 2023

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 9, 2023